As filed with the U.S. Securities and Exchange Commission on August 21, 2023
Securities Act File No. File No. 333-266378

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
REGISTRATION STATEMENT
UNDER
☒ THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 2
☐ Post-Effective Amendment No.
T. Rowe Price OHA Select Private Credit Fund
(Exact name of registrant as specified in charter)
1 Vanderbilt Avenue, 16th Floor
New York, NY 10017
(212) 326-1500
(Address and telephone number, including area code, of principal executive offices)
Gregory S. Rubin, Esq.
OHA Private Credit Advisors LLC
1 Vanderbilt Avenue, 16th Floor
New York, NY 10017
(Name and address of agent for service)
COPIES TO:
Richard Horowitz, Esq.
Jonathan Gaines, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED AUGUST 21, 2023
Preliminary Prospectus
T. Rowe Price OHA Select Private Credit Fund
Class S, Class D, and Class I Shares
Maximum Offering of $2,500,000,000

T. Rowe Price OHA Select Private Credit Fund is a newly organized Delaware statutory trust that seeks to invest primarily in directly originated and customized private financing solutions, including loans and other debt securities, with a strong focus on senior secured lending to larger companies. We were initially formed as a Delaware limited liability company and subsequently converted into a Delaware statutory trust. Our investment objective is to generate attractive risk-adjusted returns, predominately in the form of current income, with select investments capturing long-term capital appreciation, while maintaining a strong focus on downside protection. Throughout this prospectus, we refer to T. Rowe Price OHA Select Private Credit Fund as the “Fund,” “we,” “us” or “our.”
We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, OHA Private Credit Advisors LLC (the “Adviser”). We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended.
We are offering on a continuous basis up to $2,500,000,000 of our common shares of beneficial interest (the “Common Shares”). We are offering to sell any combination of three classes of Common Shares, Class S shares, Class D shares, and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares will equal our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that T. Rowe Price Investment Services, Inc., the managing dealer (the “Managing Dealer”) for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering.
We have submitted an application to the SEC for an exemptive order to permit us to offer multiple classes of our Common Shares. Until an exemptive order satisfactory to us is granted, we will only offer Class I shares and will not issue Class S or Class D shares. There is no assurance that this exemptive order will be granted by the SEC.
Investing in our Common Shares involves a high degree of risk and you may lose all or part of your investment. See “Risk Factors” beginning on page 27 of this prospectus. Also consider the following:
•We have no prior operating history and there is no assurance that we will achieve our investment objective.
•This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.
•You should not expect to be able to sell your shares regardless of how we perform.
•You should consider that you may not have access to the money you invest for an extended period of time.
•We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop prior to any listing.
Because you may be unable to sell your shares, you may be unable to reduce your exposure in any market downturn.
•You should purchase these securities only if you can afford a complete loss of your investment.
•We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. See “Share Repurchase Program” and “Risk Factors—The Board Has the Discretion to Not Repurchase Common Shares, to Suspend the Share Repurchase Program, and to Cease Repurchases” and “—The Timing of Repurchase May be Disadvantageous.”
•An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
•We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, net proceeds from the current offering or return of capital, and we have no limits on the amounts we may pay from such sources.
•Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.
•We expect to use leverage, which will magnify the potential for loss on amounts invested in us. See “Risk Factors—The Fund is Subject to Risks Relating to Use of Leverage” and “—The Fund is Subject to Risks Relating to the Availability of Asset-Based Leverage.”
•We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors. We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
•We intend to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are typically not readily traded.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.
The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the Public (1)	Proceeds to Us, Before Expenses (2)
Maximum Offering (3)	$2,500,000,000	$2,500,000,000
Class S Shares, per Share	$26.33	$833,333,334
Class D Shares, per Share	$26.33	$833,333,333
Class I Shares, per Share	$26.33	$833,333,333
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(1)Class S shares, Class D shares and Class I shares were initially offered at $25.00 per share, and are currently being offered on a monthly basis at a price per share equal to the NAV per share for such class. The table reflects the NAV per share of each class as of June 30, 2023.
(2)If you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. No such fees will be charged on Class I shares.
Neither we nor the Managing Dealer will receive any upfront sales load with respect to Class S shares, Class D shares or Class I shares. In addition to any upfront placement fees or other brokerage commissions you may pay to certain financial intermediaries, depending on the share class purchased, you may also pay shareholder servicing fees up to the applicable FINRA limitation of 10% of the purchase price. The waiver of upfront sales load by us or the Managing Dealer may not result in lower transaction charges, and, even if transaction charges are waived by financial intermediaries, the shareholder servicing fees may aggregate to a greater sum. See “Plan of Distribution.” We will pay the following shareholder servicing and/or distribution fees to the Managing Dealer and/or a participating broker, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing or distribution fees or organization and offering expenses payable by us, which are paid over time.
(3)The table assumes that all shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from this assumption.

The date of this prospectus is [          ], 2023

SUITABILITY STANDARDS
Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:
•a gross annual income of at least $70,000 and a net worth of at least $70,000, or
•a net worth of at least $250,000.
For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.
In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:
Alabama—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.
California—California residents may not invest more than 10% of their liquid net worth in us and must have either (a) a liquid net worth of $350,000 and annual gross income of $65,000 or (b) a liquid net worth of $500,000.
Idaho—Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.
Iowa—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).
Kansas—It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with GAAP.
Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.
Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
Massachusetts—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us, non-traded real estate investment trusts and in other illiquid direct participation programs.
Missouri—In addition to the suitability standards set forth above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in this offering.
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Nebraska—In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.
New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.
New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
North Dakota—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.
Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded BDC. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.
Oklahoma—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.
Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.
Pennsylvania—Purchasers residing in Pennsylvania may not invest more than 10% of their liquid net worth in us.
Puerto Rico—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.
Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.
Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
The Adviser, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:
•meets the minimum income and net worth standards established in the investor’s state;
•can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;
•is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and
•has an apparent understanding of the following:
◦the fundamental risks of the investment;
◦the lack of liquidity of our shares;
◦the background and qualification of our Adviser; and
◦the tax consequences of the investment.
In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.
In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.
Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. Certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. In addition to Regulation Best Interest and state fiduciary standards of care, registered investment advisers and registered broker-dealers must provide a brief summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our common shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Investors should refer to this prospectus for detailed information about this offering before deciding to purchase Common Shares.

ABOUT THIS PROSPECTUS
Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.
We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at www.ocreditfund.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
The words “we,” “us,” “our” and the “Fund” refer to T. Rowe Price OHA Select Private Credit Fund, together with its consolidated subsidiaries.
Unless otherwise noted, numerical information relating to OHA is approximate as of June 30, 2023.
Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.
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MULTI-CLASS EXEMPTIVE RELIEF
This prospectus relates to our Common Shares of Class S, Class D, and Class I. We have submitted an application to the SEC for an exemptive order to permit us to offer multiple classes of our Common Shares. Until an exemptive order satisfactory to us is granted, we will only offer Class I shares and will not issue Class S or Class D shares. There is no assurance that this exemptive order will be granted by the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.
You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

PROSPECTUS SUMMARY
This prospectus summary highlights certain information contained elsewhere in this prospectus and contains a summary of material information that a prospective investor should know before investing in our Common Shares. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.
Q:    What is T. Rowe Price OHA Select Private Credit Fund (the “Fund” or “OCREDIT”)?
A:    We are a newly organized entity that was initially formed as a limited liability company on December 16, 2021 and converted into a Delaware statutory trust on March 2, 2022. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have also elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We are externally managed by our adviser, OHA Private Credit Advisors LLC (the “Adviser”), a subsidiary of Oak Hill Advisors, L.P. (together with its affiliated investment advisors and predecessor firms, “OHA” or the “Firm”).
Q:    Who are the Adviser and OHA?
A:     Our Adviser is a subsidiary of OHA. OHA is a leading global alternatives investment firm specializing in private lending, distressed credit, structured credit, real assets, special situations, leveraged loans and high yield bonds. OHA manages approximately $61.0 billion of capital across credit strategies in pooled funds, collateralized loan obligations and single investor mandates.1 The Firm’s global and primarily institutional investor base includes pension funds, sovereign wealth funds, insurance companies, foundations, endowments, fund of funds, family offices and high net worth individuals.
OHA’s leading private lending platform focuses on directly originated and customized financing solutions for larger, well-established corporate borrowers and, where applicable, their private equity sponsors. Approximately $27 billion of OHA’s capital under management is invested in private strategies including private lending. OHA has a long history of private credit investing starting in 2002, which it believes demonstrates its capabilities and success in private lending. OHA manages numerous investment programs, including OCREDIT, that focus on senior secured corporate private credit investments primarily in North America and Europe. These investment programs seek to capitalize on OHA’s significant history and demonstrated success investing in private first lien and unitranche financings, as well as second lien loans and other corporate secured debt. These client solutions include other pooled investment vehicles and single investor mandates structured to solve the various objectives and requirements of OHA’s global investor base.
OHA is headquartered in New York, New York, with additional primary offices in London, England; Fort Worth, Texas; Sydney, Australia; Hong Kong; and Luxembourg.2 OHA has approximately 390 employees, including more than 100 investment professionals as of June 30, 2023.3 OHA’s professionals are fully integrated across industry and asset class specialists and geographies, have significant expertise across their respective functional areas and utilize a team-oriented approach. See “Conflicts of Interest” for further information regarding employees of OHA.
OHA is launching OCREDIT to deliver the extensive capabilities of its private lending investment platform in a non-traded BDC structure that is accessible to a larger scope of investors. OHA has partnered with its parent T. Rowe Price Group, Inc. (NASDAQ: TROW) (together with its subsidiaries, “T. Rowe”) to offer OHA’s
1 Capital under management estimated as of June 30, 2023. Includes net asset value, portfolio value and/or unfunded capital. Uses respective USD exchange rates as of month-end for any non-USD assets. Additional information on calculation methodology is available upon request.
2 With respect to these offices, OHA (UK) LLP and Oak Hill Advisors (Europe), LLP, each a limited liability partnership formed under the laws of England and Wales, are affiliated investment advisors of Oak Hill Advisors, L.P. located in London, England; Oak Hill Advisors (Australia) Pty Limited, an Australian proprietary company, is a wholly-owned subsidiary of Oak Hill Advisors, L.P. located in Sydney, Australia; and Oak Hill Advisors (Hong Kong) Limited, a Hong Kong private company limited by shares, is a wholly-owned subsidiary of Oak Hill Advisors, L.P. located in Hong Kong.
3 Please note that OHA employees are shared as between OHA and the Adviser and are not permanent employees of the Fund. Such employees will devote as much of their time to the activities of the Fund as the Adviser deems necessary and appropriate.

institutional-quality investment strategy with T. Rowe’s differentiated investor experience and world-class client service.
The Firm was founded by Glenn R. August, the Chief Executive Officer of OHA. On December 29, 2021, T. Rowe completed the acquisition of OHA, enhancing OHA’s client solutions capabilities and accelerating T. Rowe’s expansion into alternative credit markets. OHA operates as a standalone business of T. Rowe with autonomy over its consistent investment process and maintains its experienced team and collaborative culture. OHA and T. Rowe coordinate on product development initiatives, including the Fund, to deliver value-added client solutions that capitalize on their complementary capabilities.
Under a resource sharing agreement (the “Resource Sharing Agreement”) between our Adviser and OHA, OHA provides our Adviser with experienced investment professionals and access to the resources of OHA. These resources and personnel enable our Adviser to fulfill its obligations under the advisory agreement between us and the Adviser (the “Advisory Agreement”). Through the Resource Sharing Agreement, our Adviser benefits from the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OHA’s investment professionals.
Q:    Who is T. Rowe?
A:    T. Rowe offers investors around the globe an unparalleled combination of investment management excellence and world-class service. The firm has been managing investments since 1937 and, today, stands as a leader in its industry. T. Rowe is a financially strong, independent organization with a high level of employee ownership. T. Rowe is publicly traded, and its shares are included in the Standard & Poor's 500 Index.
T. Rowe offers global investors a broad array of equity, fixed income, multi-asset and alternative investment strategies through its various subsidiaries and affiliates. Across all of its investment strategies, T. Rowe emphasizes proprietary, fundamental research and risk management. With this focus, the firm believes that it can continue to provide superior, long-term risk-adjusted performance to investors.
Q:    What is our investment objective?
A:    Our investment objective is to generate attractive risk-adjusted returns, predominately in the form of current income, with select investments capturing long-term capital appreciation, while maintaining a strong focus on downside protection. The Fund will invest in a diversified portfolio of primarily senior secured, privately originated floating rate loans to well-established companies in North America and Europe. The Fund seeks to offer investors an all-weather investment solution positioned to generate premium yields and capture investment opportunities through different market environments, including periods of market volatility and rising interest rates.
Q:    What is our investment strategy?
A:    We will seek to meet our investment objective by:
•Leveraging OHA’s deep expertise and relationships developed from investing in thousands of companies over more than 30 years as a credit specialist, significant deal flow across OHA’s $61 billion investment platform, industry-specialist investment team model, “one-stop shop” financing capabilities across diverse and customized solutions.
•Capitalizing on OHA’s reputation as a trusted, value-added financing partner cultivated over decades with companies and private equity sponsors. These borrowers value OHA’s deep expertise, independence and reliability which enhances OHA’s ability to source proprietary deal flow and secure favorable pricing and other terms to benefit investor returns.
•Seeking to benefit from OHA’s ability to create and drive private financing solutions in scale with flexibility, speed, confidentiality and certainty of terms that larger borrowers and private equity sponsors increasingly seek and value. OHA believes that the ability to lead transactions positions it to secure favorable pricing and rigorous structural protection to drive value for Fund investors.

•Targeting investments in well-established, larger companies generally with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $75 million or greater (“Larger Borrowers”), consistent with OHA’s investment history and proven investment process. We believe that credit profiles of Larger Borrowers generally benefit from greater business diversification, stronger market positions, experienced management teams and a greater ability to navigate challenging markets.
•Focusing principally in directly originated and customized financing solutions for borrowers predominantly in North America and Europe (subject to compliance with regulatory requirements applicable to BDCs to invest at least 70% of the BDC’s assets in “qualifying” assets listed in Section 55(a) of the 1940 Act), very often through processes in which we are the lead lender or part of a small group of lenders.
•Building a highly select, diversified portfolio of primarily senior secured floating rate loans positioned to generate premium yields and capture opportunities through different market environments, including periods of volatility and rising interest rates. We seek to structure investments with high, consistent contractual payments and other favorable terms that we believe compensate fund investors for the complexity, illiquidity and the value-add of OHA’s financing solution. We proceed with an investment when we have strong conviction that it will perform to our high standards across market cycles.
•Emphasizing safety of principal and downside protection through rigorous credit underwriting, a deep focus on transaction structure and ongoing risk management. We target investments in companies that OHA believes have resilient business models, predictable and diversified revenue streams and financial flexibility to help them withstand a potential economic downturn. We seek to originate financing solutions with strong contractual and structural protections to mitigate downside risks. OHA is also well-positioned to mitigate downside risk by leveraging its world-class workout and restructuring expertise, developed as a leading distressed investor since the early 1990s, to optimize outcomes should an investment become challenged.
Q:    What types of investments do we intend to make?
A:    We invest primarily in directly originated and customized private financing solutions, including loans and other debt securities with a strong focus on senior secured lending to larger companies. The Fund will primarily target investments in first lien loans, unitranche loans, second lien loans and other corporate secured debt. We expect the majority of our investments will typically have sponsor involvement; however, we will be opportunistic regarding sourcing, utilizing OHA’s extensive relationships with management teams and key market participants developed over more than 30 years as a credit specialist across liquid and private credit markets. Our investment activity will focus on a wide range of industries with characteristics that the Adviser considers particularly attractive for credit investing. These sectors include software, healthcare, business services and other industries which OHA believes to be recession-resistant, consistent with OHA’s historical focus and investment philosophy. OHA believes it is one of the few investment managers with the scale, depth of expertise, flexible capital and experience in driving transactions and structuring complex solutions to be a financing partner of choice for Larger Borrowers seeking private solutions. The Fund seeks to capitalize on these full resources and differentiating capabilities to generate attractive risk-adjusted returns for its investors.
While most of our investments will be in U.S. companies, from time to time, we also expect to invest in European and other non-U.S. companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit.
The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments, which we expect to comprise the majority of the portfolio over time. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by Standard & Poor’s Ratings Services). We expect that our unrated debt investments will generally have credit quality consistent with below investment grade debt securities. Below investment grade securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are typically not readily traded.
Our investments are subject to a number of risks. See “Investment Objective and Strategies” and “Risk Factors.”
Q:    What is an originated loan?
A:    An originated loan is a loan where we lend directly to the borrower and hold the loan generally on our own or in a small group with other OHA-advised funds and accounts and/or third-party investors. These investments are typically sourced through direct dialogue with counterparties, as opposed to through intermediaries such as banks or brokers. This is distinct from a syndicated loan, which is generally originated by a bank and then syndicated, or sold, in several pieces to other investors, where influence on the economics and structure can be limited. Originated loans are generally held until maturity or until they are refinanced by the borrower. Broadly syndicated loans often have liquid markets and can be traded by investors and are therefore often characterized as “liquid credit” as done in this prospectus.
Originated loans often offer attractive opportunities to drive larger allocations, lender-friendly terms, favorable pricing and execution. We believe that our ability to tailor terms to the needs of our borrowers and drive transaction processes are competitive advantages for investing in private credit.
Q:    Why do we intend to invest in liquid credit investments in addition to originated loans?
A:    We expect to allocate a smaller portion of the portfolio to more liquid credit investments such as broadly syndicated loans and corporate bonds. We believe that OHA’s integrated capabilities investing in both private and liquid credit, including mandates dedicated to liquid credit markets, are differentiating and position us to enhance portfolio construction and performance with ongoing allocations to liquid credit. We intend to use these investments to maintain liquidity for our share repurchase program and to manage cash while seeking to provide our shareholders with attractive investment returns. We believe such investments can enhance the overall risk/return profile for our shareholders and help us meet our investment objective. While deploying new capital into private investments, the portfolio may include a greater percentage of assets within liquid credit opportunities than we otherwise would expect for a fully invested portfolio.
Q:    What relative competitive strengths do the Adviser and OHA offer?
A:    The Adviser and OHA are launching the Fund to capitalize on the significant ongoing growth in private credit, particularly for financing solutions for Larger Borrowers and OHA’s deep expertise in this area. OHA believes that the competitive advantages discussed below position the Fund to deliver premium yields while mitigating downside risk on behalf of investors.
•Deep Credit Investment Experience: OHA has been a credit specialist for more than 30 years. Over that time, it has invested in thousands of companies, accumulating an extensive “library of knowledge” that it believes offers differentiated views on issuers, industries and markets. OHA has also developed deep strategic relationships and robust networks with management teams and private equity sponsors, with a focus on larger companies, that are increasingly seeking private credit solutions. OHA believes these historical relationships will remain significant drivers of its private credit investment deal flow.
•Significant Private Credit Investment Expertise: OHA has a long history of private credit investing starting in 2002 that has been tested through several credit cycles. OHA believes that this experience demonstrates its ability to generate attractive risk-adjusted returns with an emphasis on downside protection from private lending. OHA manages numerous investment programs, including OCREDIT, that focus on senior secured corporate private credit investments primarily in North America and Europe. These investment programs seek to capitalize on OHA’s significant and successful history investing in private first lien and unitranche financings, as well as second lien loans and other corporate secured debt. These client solutions include other pooled investment vehicles and single investor mandates structured to solve the various objectives and requirements of OHA’s global investor base. Further, these investment programs and OHA’s broader investment platform provide significant capacity to drive and commit to private financing solutions in scale.
•Highly Experienced Team: OCREDIT benefits from the full capabilities of OHA’s more than 100 investment professionals globally, under the leadership of the Fund’s Investment Committee. The members of the Investment Committee have worked at OHA for over 20 years on average and have navigated and capitalized on numerous market cycles. Further, the deep continuity of OHA’s senior team has helped institutionalize a highly disciplined investment process. OHA believes that the consistency of this process has contributed to the consistency of its investment results across its corporate credit strategies. This robust process harnesses the complementary skillsets of industry, asset class, transaction, documentation and workout specialists to enhance sourcing, due diligence, structuring and ongoing monitoring of investments. OHA further believes that the continuity of its team and execution of its time-tested investment process should position it to source and execute on highly attractive opportunities, often on a proprietary basis, on behalf of Fund investors.
See “Portfolio Management” for a more detailed discussion.
•Industry-Specialist Investment Team Model: A central component of the Adviser’s and OHA’s investment process is deep and experienced industry-focused investment teams. These teams are typically comprised of three to six professionals and are charged with having a deep understanding of all relevant companies in their sectors. OHA believes that the depth of their expertise meaningfully enhances all aspects of its investment process, contributing to attractive returns with minimal credit losses over time. OHA believes that private equity sponsors and management teams view its industry teams as possessing differentiated perspectives on industry and company-specific matters, deal structures, pricing and other important transaction dynamics. OHA believes this facilitates early discussions with such sponsors and companies, which OHA believes enables OHA to drive key deal terms, access greater size in transactions and, in certain cases, achieve more favorable economics. A deep understanding of industries and companies also positions OHA to suggest proactively creative financing solutions that can drive significant potential value for borrowers private equity sponsors and, in turn, the Fund’s investors. Finally, OHA believes that its sector knowledge also meaningfully enhances the quality of its due diligence. OHA often has a prior relationship with a corporate borrower or its management team, deep knowledge of its competitors and/or ongoing dialogue with key customers, suppliers, industry consultants and other contacts that can offer differentiated perspectives.
•Scaled, “One-stop Shop”: OHA believes that the size and breadth of its $61 billion4 platform solving diverse, often complex financing needs of corporate borrowers across both private and liquid markets is a distinct sourcing advantage. The resulting frequent dialogue and active engagement contribute to proprietary deal flow with significant repeat lender roles for OHA. These capabilities help maximize the number of opportunities that OHA sources which it considers critical given the highly selective nature of its investment process. OHA’s industry teams are responsible for investments in the private and liquid credit markets, which includes working closely with the Firm’s private credit specialists. This framework allows the relevant investment professional to serve as a single point of contact for a borrower that can deliver OHA’s scale and flexible solutions across the range of the corporate borrower’s financing needs over time. In many cases, OHA believes that management teams and sponsors do not know which financing solution will ultimately prove optimal and/or actionable as they assess their options. OHA can seamlessly partner across a full range of private, liquid or hybrid liquid/private solutions, positioning it to be a true partner of choice that can customize the best credit solution, regardless of the structure or complexity. In turn, OHA believes
4 Capital under management estimated as of June 30, 2023. Includes net asset value, portfolio value and/or unfunded capital. Uses respective USD exchange rates as of month-end for any non-USD assets. Additional information on calculation methodology is available upon request.

that it is viewed as a trusted, creative and thoughtful long-term lending partner, strongly positioning it when sponsors and management teams seek partners for proprietary financings or when assembling a small lending group. OHA’s flexibility on structure, combined with size to drive transactions, enable it to be a “one-stop shop” which is particularly relevant for Larger Borrowers who access both private and liquid markets.
•Transaction Leadership: OHA has significant experience leading private credit transactions which it attributes to the competitive advantages described above. OHA’s scale, company- and sector-specific insights, underwriting strength and structuring expertise position it to engage in complex situations and deliver customized financing solutions that address the unique financing needs of corporate borrowers. Since 2018, OHA has held a leadership position in the vast majority of its private lending investments. Being a sole or primary lender in size who develops and delivers tailored solutions, OHA fosters and enhances a partnership mentality with corporate borrowers and sponsors that is differentiated from traditional lending relationships. OHA believes that its ability to lead transactions is a potential source of incremental return as it allows OHA to influence deal terms and structures to the benefit of the Fund.
•Larger Borrower Focus: OHA typically focuses on investments in companies with EBITDA of $75 million or greater, which has been a consistent aspect of OHA’s investment process throughout its history. OHA believes this focus and positioning to work with Larger Borrowers benefits the Fund in several ways. OHA believes that credit profiles of Larger Borrowers generally benefit from greater business diversification, stronger market positions, experienced management teams and a greater ability to navigate challenging markets. At the same time, many larger companies have complex financing needs to which OHA’s capabilities and solutions are well suited. In addition, OHA believes that fewer capital providers possess the required scale to effectively operate in this segment of the private credit market. In turn, scaled private lending platforms, like OHA, focused on Larger Borrowers currently face less competition than in the market for smaller companies. In particular, OHA observes that demand for private unitranche financings from large borrowers continues to grow significantly, presenting OHA with many attractive investment opportunities in these well-structured facilities. OHA believes that this expanding universe of borrowers offers opportunities to secure more favorable pricing and strong structural protections on behalf of investors.
•Downside Protection: OHA believes that a key driver of success in private credit investing is the ability to limit credit mistakes and preserve capital. Accordingly, a focus on downside protection has been a core tenet of the Firm’s investment process since inception. This time-tested approach employs a highly disciplined bottom-up, “private equity-style” due diligence process, combined with rigorous transaction structuring to mitigate risk. OHA’s extensive structuring expertise and flexibility combined with its trusted financing partner relationships position it to negotiate highly structured financing solutions that address the unique risks presented by a borrower. OHA believes that this focus on downside protection is evidenced by the low losses across its corporate credit strategies historically including its private lending strategies. Most recently, OHA believes that its resilience through the COVID-19 pandemic reflects OHA’s underwriting rigor and focus on downside protection.
•Significant Workout and Restructuring Expertise: OHA believes that the expertise gained as a leading distressed investor since 1990 offers a competitive advantage in the execution of its private credit strategy. Since 1990, OHA has made approximately $20 billion in distressed investments as of March 31, 2023. OHA seeks to capitalize on this capability when evaluating and structuring private credit investments to ensure that the transaction documentation offers protection across a broad range of outcomes. OHA believes its expertise as a distressed investor also enhances its ability to move with conviction to seize on opportunities resulting from market volatility in its performing investment activities, including private credit. OHA believes that its distressed investment expertise also provides it with a distinct advantage monitoring and managing investments. Should one of OHA’s performing credit investments encounter difficulty, the relevant industry team will leverage OHA’s extensive workout capabilities. The distressed team will work with the industry team to re-evaluate the company and capital structure from a distressed investing perspective and implement a strategy to optimize results.

Q:    What is the market opportunity?
A:    OHA believes that dramatic changes in financing markets, combined with the compelling attributes of private credit for both borrowers and investors, are creating a highly attractive and growing investment opportunity. The dynamics described below have culminated in a growing opportunity to provide private debt financing to Larger Borrowers, who historically had relied on the liquid, or broadly syndicated, loan market, but are now increasingly accessing the benefits of private financing solutions. We believe that OHA is well-positioned to capitalize on this growth given its consistent historical focus on Larger Borrowers across liquid and private markets, experience investing through numerous market cycles over more than 30 years and other competitive advantages.
•Changes in Financing Markets are Driving Growth in Private Lending. Secular changes largely set in motion by regulatory response to the global financial crisis of 2008-2009 have led to market supply / demand dynamics that have resulted in borrowers and private equity sponsors increasingly accessing the benefits of private financings. Increased regulation, industry consolidation and general risk aversion have caused traditional banks to retreat from lending markets. Banks comprised approximately 30% of the traditional U.S. lending market at the end of 2009 which declined to 13% and 25% as of year-end 2021 and 2022, respectively.5 While bank retrenchment created a financing void, demand for capital continues to grow, evidenced by elevated private equity deal activity and “dry powder” (i.e., uncalled capital commitments), as well as M&A financing needs more broadly. The supply / demand imbalance has created an opportunity for providers of private lending solutions, like OHA, to step in and directly originate financing solutions with attractive terms for investors. Capital available for private lending has grown accordingly enabling the private lending market to develop further into a large and viable alternative source of financing that larger companies can reliably access.
•Changes in Corporate Borrower Behavior. With this backdrop, corporate borrowers also increasingly seek the advantages of private lending solutions, compared to traditional lending markets. These benefits include greater structuring flexibility, transaction privacy, certainty of pricing and terms, speed of execution and smaller, more manageable lender groups. In recent years, this growth has been particularly pronounced among larger companies seeking customized financing solutions unavailable in traditional financing markets. These borrowers often favor engagement with select trusted lending partners, like OHA, to address their ongoing and often complex financing needs with private solutions. OHA believes that as companies and private equity sponsors become more aware of the depth in the private debt space that has been created by large capital providers, like OHA, they will increasingly choose this option.
•Strength of Private Credit During Volatile Market Environments. Periods of market volatility, such as the dislocation caused by the COVID-19 pandemic and the increased market turbulence and uncertain economic backdrop arising in 2022, appear to accentuate the advantages of private credit and reinforce the secular trends that drive the growth of the asset class. The availability of capital in the liquid credit market is highly sensitive to market conditions and often becomes constrained during more volatile market environments. This is a consequence of liquid, or syndicated, loan new issuance relying to a large extent on the creation of collateralized loan obligations (“CLOs”), retail fund flows and other technical forces as banks retrenched from traditional lending markets. Private lending, in contrast, has proven to be a stable and reliable source of capital through periods of volatility, which often expands the opportunity set for private financing. These dynamics are expected to position the Fund to secure favorable pricing and rigorous structural protection to drive value for Fund investors. Moreover, OHA believes that both normally functioning and challenged market environments have the potential to offer attractive private lending opportunities.
•Privately Originated, Senior Secured Loans Offer Attractive Investment Characteristics. As the market landscape has evolved over the past several years, investors continue to search for asset classes with defensive characteristics that also produce high, current income. While there is inherent risk in investing in any security, senior secured debt is at the top of the capital structure and thus has priority claims in payment among an issuer’s security holders (i.e., senior secured debt holder are due to receive payment before junior
5 Source: LCD Quarterly Leveraged Lending Review, December 31, 2022. Traditional lending refers to broadly syndicated loans.

creditors and equity holders). Additionally, private credit investments will generally offer higher coupons and total return potential than what is available in the liquid credit markets, primarily due to illiquidity and complexity premia. Senior secured loans also generally consist of floating rate cash interest coupons, which OHA believes can be another attractive return attribute in a rising interest rate environment.
OHA views these changes as long-lasting and the continued market evolution as highly complementary with its differentiated investment capabilities and historical investment process. OHA, therefore, believes that it is well-positioned to continue to capitalize on the growing opportunity to generate attractive risk-adjusted returns from private lending to Larger Borrowers.
Q:    How will we identify investments?
A:    OHA believes that it has developed a strong sourcing network over its more than 30 years as a credit market specialist in the U.S. and Europe, which enhances its ability to generate a wide range of differentiated investment ideas. OHA’s sophisticated and disciplined approach to source, evaluate and execute prospective investments has allowed it to build a platform of scale with deep relationships across private equity sponsors, company management teams, advisors and other key industry participants.
OHA believes that integration of its liquid and private credit investment strategies into a $61 billion credit specialist platform solving diverse, often complex financing needs across these markets is a distinct sourcing advantage.6 Notably, the scale of OHA’s firm-wide investment activities creates a high volume and frequency of engagement with sponsors, borrowers and other partners and counterparties. This framework continuously enriches knowledge of issuers, sponsors and their strategic and financing objectives across the OHA platform which drives private lending deal flow. OHA believes that the resulting frequency of its dialogue not only enhances its relationships, but also positions it to engage early when the next financing opportunity arises. OHA further believes that its industry-focused investment model facilitates the working relationship and optimizes connectivity between market participants and OHA, further enhancing deal flow and proprietary sourcing.
Q:    How will investments be allocated to the Fund?
A:    The Adviser and its affiliates will share any investment and sale opportunities with its other clients and the Fund in accordance with applicable law, including the Investment Advisers Act of 1940, as amended (the “Advisers Act”), firm-wide allocation policies, which generally provide for allocations to be determined in a fair and equitable manner under the circumstances taking into account a variety of factors, and an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that the Fund and the Adviser have obtained, as discussed below.
As a BDC regulated under the 1940 Act, the Fund will be subject to certain limitations relating to co-investments and joint transactions with affiliates, which, in certain circumstances, likely may limit the Fund’s ability to make investments or enter into other transactions alongside other clients.
The Fund and the Adviser have obtained an exemptive order from the SEC (the “Co-Investment Exemptive Order”) that permits us, among other things, to co-invest with certain other persons, including certain affiliates of OHA and certain funds managed and controlled by OHA and its affiliates, subject to certain terms and conditions. Pursuant to the Co-Investment Exemptive Order, the Fund’s board of trustees (the “Board” and each member of the Board, a “Trustee”) may establish objective criteria (“Board Criteria”) clearly defining co-investment opportunities in which we will have the opportunity to participate with one or more listed or private OHA-managed BDCs (collectively with the Fund, the “OHA BDCs”), and other public or private OHA funds that target similar assets. If an investment falls within the Board Criteria, OHA must offer an opportunity for the OHA BDCs to participate. The OHA BDCs may determine to participate or not to participate, depending on whether OHA determines that the investment is appropriate for the OHA BDCs (e.g., based on investment strategy). The co-investment would generally be allocated to us, any other OHA BDCs and the other OHA funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for
6 Capital under management estimated as of June 30, 2023. Includes net asset value, portfolio value and/or unfunded capital. Uses respective USD exchange rates as of month-end for any non-USD assets. Additional information on calculation methodology is available upon request.

us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.
Q:    Will the Fund use leverage?
A:    Yes. To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors.”
Q:    What is a BDC?
A:    A BDC is a special closed-end investment vehicle that is regulated under the 1940 Act and used to facilitate capital formation by smaller U.S. companies. BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private companies or U.S. publicly-traded companies with market capitalizations less than $250 million. We may also invest up to 30% of our portfolio in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. BDCs may be exchange-traded, public non-traded or privately placed. They can be internally or externally managed. BDCs typically elect to be treated as RICs for U.S. tax purposes, which are generally not subject to entity-level taxes on distributed income. See “Investment Objective and Strategies—Regulation as a BDC.”
Q:    What is a non-exchange traded, perpetual-life BDC?
A:    A non-exchange traded BDC’s shares are not listed for trading on a stock exchange or other securities market. The term “perpetual-life” is used to differentiate our structure from other BDCs who have a finite offering period and/or have a predefined time period to pursue a liquidity event or to wind down the fund. In contrast, in a perpetual-life BDC structure like ours, we expect to offer Common Shares continuously at a price equal the monthly NAV per share and we have an indefinite duration, with no obligation to effect a liquidity event at any time. We generally intend to offer our common shareholders an opportunity to have their shares repurchased on a quarterly basis, subject to an aggregate cap of 5% of shares outstanding. However, the determination to repurchase shares in any given quarter is fully at the Board’s discretion, so investors may not always have access to liquidity when they desire it. Given this liquidity profile, investors should consider this a longer term investment. See “Risk Factors.”
Q:    How will an investment in the Fund differ from an investment in a listed BDC or private BDC with a finite life?
A:    An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:
•Following our initial public offering, the value at which our new Common Shares may be offered, or our Common Shares may be repurchased, will be equal to our monthly NAV per share. In contrast, shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. Our Board, rather than the “market,” will determine the initial offering price of our shares in its sole discretion after considering the initial public offering prices per share of other blind pool non-traded BDCs. The estimated value of our assets and liabilities will be used to determine our NAV. The NAV of non-traded BDCs may be subject to volatility related to the values of their underlying assets.

•An investment in our Common Shares has limited or no liquidity outside of our share repurchase program and our share repurchase program may be modified, suspended or terminated at the Board’s discretion. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on the exchange at any time the exchange is open.
•Some listed BDCs are often self-managed, whereas our investment operations are managed by the Adviser, which is a subsidiary of OHA.
•Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have historical performance that investors can evaluate and transactions for listed securities often involve nominal or no commissions.
•Listed BDCs may have different fees and sales charges, including minimal sales commissions if purchased through certain financial intermediaries.
•Unlike the offering of a listed BDC, the Fund’s offering will be registered in every state in which we are offering and selling shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our charter limits the fees we can pay to the Adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.
Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Exchange Act.
Q:    For whom may an investment in the Fund be appropriate?
A:    An investment in our shares may be appropriate for you if you:
•meet the minimum suitability standards described above under “Suitability Standards,” which generally require that a potential investor has either (i) both net worth and annual net income of $70,000 or (ii) net worth of $250,000;
•seek to allocate a portion of your financial assets to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;
•seek to receive current income through regular distribution payments while obtaining the potential benefit of long-term capital appreciation; and
•can hold your shares as a long-term investment without the need for near-term or rapid liquidity.
We cannot assure you that an investment in our shares will allow you to realize any of these objectives. An investment in our shares is only intended for investors who do not need the ability to sell their shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter. See “Share Repurchase Program.”
Q:    Will OHA be investing in the Fund?
A:    Yes, an affiliate of OHA invested $50.0 million in our Common Shares. In addition, officers and employees of OHA and its affiliates may also purchase our Common Shares.
Q:    Is there any minimum investment required?
A:    The minimum initial investment in Class D and Class S shares is $2,500, and the minimum investment in Class I is $1,000,000. The minimum subsequent investment in our shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan. In addition, the Managing Dealer, an affiliate of the Adviser, may elect to accept smaller investments in its discretion.
Q:    How will the Fund’s value be established?
A:    Our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.
Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are not publicly traded or for which market prices are not readily available will be valued at fair value as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board, based on, among other things, the input of the Adviser and independent third-party valuation firms engaged at the direction of the Board to review our investments. The Board will intend to engage multiple independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. The Board will review and determine, or (subject to the Board’s oversight) delegate to the Adviser to determine, the fair value of each of our investments and our NAV per share each month.
The NAV per share of a class of our outstanding common shares will be determined by dividing the NAV of that share class by the total number of Common Shares outstanding in that class as of the date of determination. The NAV per share of each share class will vary due to, among other things, differences in the amount of servicing fees carried by each class and the number of Common Shares outstanding in each class. See “Determination of Net Asset Value.”
Q:    How can I purchase shares?
A:    Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month). A subscription must be received in good order at least five business days prior to the first business day of the month and include the full subscription funding amount to be accepted.
A shareholder will not know our NAV per share applicable on the effective date of the share purchase. However, the NAV per share applicable to a purchase of shares will generally be available within 20 business days after the effective date of the share purchase. At that time, the actual number of shares purchased based on the shareholder’s subscription amount will be determined, and the shares will be credited to the shareholder’s account as of the effective date of the share purchase. Notice of each share transaction, together with information relevant for personal and tax records, will be furnished to shareholders (or their financial representatives) as soon as practicable, but no later than seven business days after our NAV is determined.
Investors, in determining which class of shares to purchase, should consider any ongoing account-based fees payable to outside financial service providers that may apply to shares held in fee-based accounts, as well as the total length of time that the investor will hold the shares.
See “How to Subscribe” for more details.
Q:    When will my subscription be accepted?
A:    Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.
Q:    Can I withdraw a subscription to purchase shares once I have made it?
A:    Yes. Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on the toll-free, automated telephone line at 1-844-700-1478.
Q:    What is the per share purchase price?
A:    Common Shares will be sold at the then-current NAV per share, as described above.
Q:    When will the NAV per share be available?
A:    We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.
For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.
Q:    How often will the Fund pay distributions?
A:    We expect to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board, who will consider, among other things, factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S, Class D and Class I shares will generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by holders of Class S and Class D shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries.
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, net proceeds from the current offering or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Q:    Can I reinvest distributions in the Fund?
A:    Yes. We have adopted a distribution reinvestment plan whereby shareholders (other than those located in Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you own will be automatically invested in additional Common Shares. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent NAV per share for such shares at the time the distribution is payable. Shareholders will not pay upfront selling commissions when purchasing shares under our distribution reinvestment plan; however, all Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of Our Common Shares” and “Distribution Reinvestment Plan.”
Q:    How will distributions be taxed?
A:    We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. A RIC is generally not subject to U.S. federal corporate income taxes on the net taxable income that it currently distributes to its shareholders.
Distributions of ordinary income and of net short-term capital gains, if any, will generally be taxable to U.S. shareholders as ordinary income to the extent such distributions are paid out of our current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of our current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by us will generally not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to our distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to our distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.
Because each investor’s tax position is different, you should consult with your tax advisor on the tax consequences to you of investing in the Fund. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”
Q:    Can I sell, transfer or otherwise liquidate my shares post purchase?
A:    The purchase of our Common Shares is intended to be a long-term investment. We do not intend to list our shares on a national securities exchange, and do not expect a public market to develop for our shares in the foreseeable future. We also do not intend to complete a liquidity event within any specific period, and there can be no assurance that we will ever complete a liquidity event. We do intend to conduct quarterly share repurchase offers in accordance with the 1940 Act to provide limited liquidity to our shareholders. Our share repurchase program will be the only liquidity initiative that we offer to our shareholders.
Because of the lack of a trading market for our shares, you may not be able to sell your shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.
Our Common Shares are freely transferable, except where a transfer is restricted by federal and state securities laws or by contract. We will generally not charge you to facilitate transfers of your shares, other than for necessary and reasonable costs actually incurred by us.
Q:    Can I request that my shares be repurchased?
A:    Yes, you can request that your shares be repurchased subject to the following limitations. Subject to the discretion of our Board, we intend to commence a share repurchase program pursuant to which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our shareholders. For example, in accordance with our Board’s fiduciary duty to the Fund and shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. As a result, share repurchases may not be available each quarter. Upon a suspension of our share repurchase program, our Board will consider at least quarterly whether the continued suspension of our share repurchase program remains in our best interest and the best interest of our shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time. Our Board may also determine to terminate our share repurchase program if required by applicable law or in connection with a transaction in which our shareholders receive liquidity for their Common Shares, such as a sale or merger of the Fund or listing of our Common Shares on a national securities exchange. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of that quarter (the “Repurchase Date”) using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.
Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain, under normal circumstances, an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”
Q:    What fees do we pay to the Adviser?
A:    Pursuant to the Advisory Agreement, the Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investments and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee.
•The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our NAV as of the beginning of the first calendar day of the applicable month. Substantial additional fees and expenses may also be charged by OHA Private Credit Advisors LLC in its capacity as the Administrator to the Fund. In addition, the Adviser has agreed to waive its management fee for the first six months following the effective date of this registration statement.
•The incentive fee will consist of two components as follows:
◦The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of its Pre-Incentive Fee Net Investment Income Returns (as defined below), attributable to each class of the Fund’s Common Shares, for each calendar quarter subject to a 5.0% annualized hurdle rate, with a 100% catch-up. The Adviser has agreed to waive the incentive fee based on income for the first six months following the effective date of this registration statement.
“Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Fund’s Pre-Incentive Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.
◦The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains, attributable to each class of the Fund’s Common Shares, from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.
For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly.
See “Advisory Agreement and Administrative Agreement.”

Q:    How will I be kept up to date about how my investment is doing?
A:    We and/or your financial advisor, participating broker or financial intermediary, as applicable, will provide you with periodic updates on the performance of your investment with us, including:
•three quarterly financial reports and investor statements;
•an annual report;
•in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S;
•confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and
•a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.
Depending on legal requirements, we may post this information on our website, www.ocreditfund.com, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov.
Our monthly NAV per share will be posted on our website promptly after it has become available (in all cases prior to the twentieth business day of the following month).
Q:    What type of tax reporting will I receive on the Fund, and when will I receive it?
A:    As promptly as possible after the end of each calendar year, we intend to send to each of our U.S. shareholders an annual IRS Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S.
Q:    What are the tax implications for non-U.S. investors in the Fund?
A:    Because we are a corporation for U.S. federal income tax purposes, a non-U.S. investor in the Fund will generally not be treated as engaged in a trade or business in the U.S. solely as a result of investing in the Fund, unless the Fund is treated as a “United States real property holding corporation” for U.S. federal income tax purposes. Although there can be no assurance in this regard, we do not currently expect to be a United States real property holding corporation for U.S. federal income tax purposes.
Subject to the exceptions described below, dividends paid to a non-U.S. investor in the Fund will generally be subject to a U.S. tax of 30% (or lower treaty rate), which will generally be withheld from such dividends. However, dividends paid by the Fund that are “interest-related dividends”, “capital gain dividends” or “short-term capital gain dividends” will generally be exempt from such withholding tax to the extent we properly report such dividends to shareholders. For these purposes, interest-related dividends, capital gain dividends and short-term capital gain dividends generally represent distributions of certain U.S.-source interest or capital gains that would not have been subject to U.S. federal withholding tax at source if received directly by a non-U.S. investor, and that satisfy certain other requirements. Notwithstanding the above, the Fund may be required to withhold from dividends that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. investor certifies its status under penalties of perjury or otherwise establishes an exemption.
A non-U.S. investor is generally exempt from U.S. federal income tax on capital gain dividends and any gains realized upon the sale or exchange of shares in the Fund.
This section assumes that income from the Fund is not “effectively connected” with a U.S. trade or business carried on by a non-U.S. investor. Non-U.S. investors, and in particular, non-U.S. investors who are engaged in a

U.S. trade or business, should consult with their tax advisors on the consequences to them of investing in the Fund. See “Certain U.S. Federal Income Tax Considerations.”
Q:    What are the tax implications for non-taxable U.S. investors in the Fund?
A:    Because we are a corporation for U.S. federal income tax purposes, U.S. tax-exempt investors in the Fund will generally not derive “unrelated business taxable income” for U.S. federal income tax purposes (“UBTI”) solely as a result of their investment in the Fund. A U.S. tax-exempt investor, however, may derive UBTI from its investment in the Fund if the investor incurs indebtedness in connection with its purchase of shares in the Fund. Tax-exempt investors should consult their tax advisors with respect to the consequences of investing in the Fund.
Q:    What is the difference between the three classes of Common Shares being offered?
A:    We are offering to the public three separate classes of Common Shares: Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Managing Dealer:
•For Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and
•For Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly.
•No shareholder servicing or distribution fees will be paid with respect to the Class I shares.
The shareholder servicing and/or distribution fees are similar to sales commissions. In addition, although no upfront sales loads will be paid with respect to Class S shares, Class D shares or Class I shares, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S, Class D and Class I shares.
The Fund will pay fees to and/or reimburse expenses for certain financial intermediaries and custodians who provide certain administrative support services, sub-accounting services and sub-transfer agency services (sometimes referred to as “sub-transfer agency fees”) to shareholders. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, custodial, sub-accounting, sub-transfer agency or other administrative support or shareholder services.
Assuming a constant NAV per share of $25.00, we expect that a one-time investment in 400 shares of each class of our shares (representing an aggregate NAV of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$0	$0
Class S shares are available through brokerage and transaction-based accounts.

Class D shares are generally available for purchase in this offering only:
1.through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares,
2.through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares,
3.through transaction/brokerage platforms at participating brokers,
4.through certain registered investment advisers,
5.through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, or
6.other categories of investors that we name in an amendment or supplement to this prospectus.
Class I shares are generally available for purchase in this offering only:
1.through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares,
2.by endowments, foundations, pension funds and other institutional investors,
3.through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I shares,
4.through transaction/brokerage platforms at participating brokers,
5.through certain registered investment advisers,
6.by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or
7.by other categories of investors that we name in an amendment or supplement to this prospectus.
In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. Furthermore, prior to a listing, Class S and Class D shares will be converted into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.
If you are eligible to purchase all three classes of shares, then you should be aware that Class I shares have no shareholder servicing and/or distribution fees and are not subject to upfront placement fees or brokerage commissions that may be charged by financial intermediaries, each of which would reduce the distributions payable to holders of the shares. If you are eligible to purchase Class S shares and Class D shares but not Class I shares, then you should consider that Class D shares have lower annual shareholder servicing and/or distribution fees than Class S shares. You should inquire with your broker dealer or financial representative about the type of account in which the shares will be held, including whether such account may be subject to an asset-based fee, and which classes of shares you may be eligible to purchase, as well as any additional fees or costs associated with your potential investment.

Q:    Are there ERISA considerations in connection with investing in the Fund?
A:    We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, until such time as all classes of the Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit investment in our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations.
Prospective investors should carefully review the matters discussed under “Risk Factors—Risks Relating to an Investment in the Fund” and “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.
Q:    What is the role of the Fund’s Board?
A:    We operate under the direction of our Board, the members of which are accountable to us and our shareholders as fiduciaries. We will have five Trustees, three of whom have been determined to be independent of us, the Adviser and its affiliates (“Independent Trustees”). Our Independent Trustees are responsible for reviewing the performance of the Adviser, approving the compensation paid to the Adviser and its affiliates, oversight of the valuation process used to establish the Fund’s NAV and oversight of the investment allocation process to the Fund. The names and biographical information of our Trustees are provided under “Management of the Fund—Trustees and Executive Officers.”
Q:    Are there any risks involved in buying our shares?
A:    Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objective and, therefore, you should purchase our shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:
•We have no prior operating history and there is no assurance that we will achieve our investment objective.
•This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.
•You should not expect to be able to sell your shares regardless of how we perform.
•You should consider that you may not have access to the money you invest for an extended period of time.
•We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop prior to any listing.
•Because you may be unable to sell your shares, you may be unable to reduce your exposure in any market downturn.
•We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. See “Share Repurchase Program” and “Risk Factors—The Board Has the Discretion to Not Repurchase Common Shares, to Suspend the Share Repurchase Program, and to Cease Repurchases” and “—The Timing of Repurchase May be Disadvantageous.”
•An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.” We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, net proceeds from the current offering or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits, and (3) will have the effect of reducing a shareholder’s tax basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price.
•Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.
•We expect to use leverage, which will magnify the potential for loss on amounts invested in us. See “Risk Factors—The Fund is Subject to Risks Relating to Use of Leverage” and “—The Fund is Subject to Risks Relating to the Availability of Asset-Based Leverage.”
•We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”), and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
•We intend to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are typically not readily traded.
See “Risk Factors” for additional information regarding the risks associated with investing in the Fund.
Q:    Do we currently own any investments?
A:    Yes. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” the financial statements included herein and www.ocreditfund.com for information on our investments.
Q:    What is a “best efforts” offering?
A:    This is our initial public offering of our Common Shares on a “best efforts” basis. A “best efforts” offering means the Managing Dealer and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.
Q:    What is the expected term of this offering?
A:    We have registered $2,500,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.
We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:    What is a regulated investment company, or RIC?
A:    We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.
In general, a RIC is a company that:
•is a BDC or registered investment company that combines the capital of many investors to acquire securities;
•offers the benefits of a securities portfolio under professional management;
•satisfies various requirements of the Code, including an asset diversification requirement; and
•is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.
Q:    Who will administer the Fund?
A:    OHA Private Credit Advisors LLC, in its capacity as our administrator (the “Administrator”), will provide, or oversee the performance of, administrative and compliance services. We will reimburse the Administrator for its costs, expenses and the Fund’s allocable portion of compensation of the Administrator’s personnel and the Administrator’s overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the administration agreement (the “Administration Agreement”). See “Advisory Agreement and Administration Agreement—Administration Agreement.”
Q:    What are the offering and servicing costs?
A:    No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.
Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Managing Dealer and/or a participating broker:
•for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares; and
•for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly.
•No shareholder servicing or distribution fees will be paid with respect to the Class I shares.
The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Managing Dealer, but the Managing Dealer anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
The Fund will pay fees to and/or reimburse expenses for certain financial intermediaries and custodians who provide certain administrative support services, sub-accounting services and sub-transfer agency services (sometimes referred to as “sub-transfer agency fees”) to shareholders. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, custodial, sub-accounting, sub-transfer agency or other administrative support or shareholder services.
The Adviser has agreed to advance all of our Other Operating Expenses on our behalf. “Other Operating Expenses” means the Fund’s organization and offering expenses, professional fees, trustee fees, administration fees, and other general and administrative expenses (including the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, excluding base management and incentive fees owed to the Adviser, shareholder servicing and/or distribution fees, interest expense, financing fees and costs, interest expense and extraordinary expenses. Pursuant to the Expense Support and Conditional Reimbursement Agreement we entered into with the Adviser (the “Expense Support Agreement”), the Adviser is obligated to advance all of our Other Operating Expenses to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s NAV. We are obligated to reimburse the Adviser for such advanced expenses only if certain conditions are met. See “Plan of Distribution” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Components of Our Results of Operations—Expense Support and Conditional Reimbursement Agreement.”
Q:    What are our expected operating expenses?
A:    We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the fees we pay to our Administrator. See “Fees and Expenses.”
Q:    What are our policies related to conflicts of interests with OHA and its affiliates?
A:    The Firm will be subject to certain conflicts of interest with respect to the services OHA Private Credit Advisors LLC, in its capacity as the Adviser and the Administrator, provides for us and other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “OHA Clients”). These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.
See “Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.
Q:    What is the impact of being an “emerging growth company”?
A:    We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:
•have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”);
•submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-

binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or
•disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.
In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.
We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.
We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Adviser and we do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.
Q:    Who can help answer my questions?
A:    If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: DST Asset Manager Solutions, Inc., 1055 Broadway, Kansas City, MO 64105. You can also email trowepriceocredit@oakhilladvisors.com.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares
Shareholder transaction expense (fees paid directly from your investment)
Maximum sales load (1)	3.5%	1.5%	0%
Maximum Early Repurchase Deduction (2)	2.0%	2.0%	2.0%
Annual expenses (as a percentage of net assets attributable to our Common Shares) (3)
Base management fees (4)	1.25%	1.25%	1.25%
Incentive fees (5)	–%	–%	–%
Shareholder servicing and/or distribution fees (6)	0.85%	0.25%	–%
Interest payment on borrowed funds (7)	6.08%	6.08%	6.08%
Other expenses (8)	1.77%	1.77%	1.77%
Total annual expenses	9.95%	9.35%	9.10%
__________________
(1)No upfront sales load will be paid with respect to Class S shares, Class D shares, or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. No such fees will be charged for Class I shares. Please consult your selling agent for additional information.
(2)Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year may be subject to a fee of 98% of such NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
(3)Weighted average net assets employed as the denominator for expense ratio computation is $614,357,000. This estimate is based on the assumption that we sell $791,857,000 of our Common Shares in the initial 12-month period of the offering. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/depreciation and share repurchase activity, if any.
(4)The base management fee paid to our Adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month.
(5)We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:
•The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns, attributable to each class of the Fund’s Common Shares, for each calendar quarter subject to a 5.0% annualized hurdle rate, with a 100% catch-up.
•The second part of the incentive is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains, attributable to each class of the Fund’s Common Shares, from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.
As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5.0% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5.0% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.63% of our net assets would be payable. See “Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.
(6)Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Managing Dealer and/or a participating broker: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares. No shareholder servicing fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets, or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that will allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
(7)We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 100% of our weighted average net assets in the initial 12-month period of the offering, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 6.08%. Our ability to incur leverage during the 12 months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market.
(8)“Other expenses” include accounting, legal and auditing fees, custodian and transfer agent fees, sub-transfer agency fees, reimbursement of expenses to our Administrator, organization and offering expenses, insurance costs and fees payable to our Trustees, as discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The amount presented in the table estimates the amounts we expect to pay during the initial 12-month period of the offering prior to any expense support, as described below.
We have entered into the Expense Support Agreement with the Adviser. Pursuant to the Expense Support Agreement, the Adviser is obligated to advance all of our Other Operating Expenses (each, a “Required Expense Payment”) to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s NAV. Any Required Expense Payment must be paid by the Adviser to us in any combination of cash or other immediately available funds and/or offset against amounts due from us to the Adviser or its affiliates. The Adviser may elect to pay certain additional expenses on our behalf (each, a “Voluntary Expense Payment” and together with a Required Expense Payment, the “Expense Payments”), provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund. Any Voluntary Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates. The Adviser is entitled to reimbursement of an Expense Payment from us if Available Operating Funds (as defined below under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Components of Our Results of Operations—Expense Support and Conditional Reimbursement Agreement”) exceed the cumulative distributions accrued to the Fund’s shareholders, among other conditions. See “Management’s Discussion and Analysis of Financial Condition and Results Operations—Key Components of Our Results of Operations—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support Agreement. Because the Adviser’s obligation to make Voluntary Expense Payments is voluntary, the table above does not reflect the impact of any Voluntary Expense Payments from the Adviser.
Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses, (2) the annual return after management fees and other expenses, but before incentive fees is 5%, (3) the net return after payment of incentive fees is distributed to shareholders net of the shareholder servicing and/or distributions fees and such amount is reinvested at NAV, and (4) your financial intermediary does not directly charge you transaction or other fees.

Class S shares
	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$100	$285	$451	$800
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$106	$300	$473	$828

Class D shares
	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$94	$269	$429	$773
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$100	$285	$452	$801

Class I shares
	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$91	$262	$419	$759
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$97	$278	$442	$789
While the examples assume a 5% annual return on investment after management fees and expenses, but before incentive fees, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreement and Administration Agreement” for information concerning incentive fees.

RISK FACTORS
Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks below are not the only risks we face, but do represent the known material risks and uncertainties that we believe are most significant to our business, operating results, financial condition, prospects and forward-looking statements. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.
Risks Relating to an Investment in the Fund
The Fund May Not be Able to Meet its Investment Objective. The Adviser cannot provide assurances that it will be able to identify, choose, make or realize investments of the type targeted for the Fund. There is also no guarantee that the Adviser will be able to source attractive investments for the Fund within a reasonable period of time. There can be no assurance that the Fund will be able to generate returns for the investors or that returns will be commensurate with the risks of the investments. The Fund may not be able to achieve its investment objective and investors may lose some or all of their invested capital. The failure by the Fund to obtain indebtedness on favorable terms or in the desired amount will adversely affect the returns realized by the Fund and impair the Fund’s ability to achieve its investment objective.
The Fund is Dependent on the Investment Team. The success of the Fund depends in substantial part on the skill and expertise of the investment team. Although the Adviser believes the success of the Fund is not dependent upon any particular individual, there can be no assurance that the members of the investment team will continue to be affiliated with the Adviser throughout the life of the Fund or will continue to be available to manage the Fund. The unavailability of members of the investment team to manage the Fund’s investment program could have a material adverse effect on the Fund.
The Fund’s Investments are Illiquid and There are Restrictions on Withdrawal. An investment in the Fund is suitable only for certain sophisticated investors that have no need for immediate liquidity in respect of their investment and who can accept the risks associated with investing in illiquid investments.
Our Common Shares are illiquid investments for which there is not and will likely not be a secondary market. Liquidity for our Common Shares will be limited to participation in our share repurchase program, which we have no obligation to maintain. When we make quarterly repurchase offers pursuant to the share repurchase program, we will offer to repurchase Common Shares at a price that is estimated to be equal to our NAV per share on the last day of such quarter, which may be lower than the price that you paid for our Common Shares. As a result, to the extent you paid a price that includes the related sales load and to the extent you have the ability to sell your Common Shares pursuant to our share repurchase program, the price at which you may sell Common Shares may be lower than the amount you paid in connection with the purchase of Common Shares in this offering.
The Fund Has No Operating History. The Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the results achieved by similar strategies managed by OHA or its affiliates will be achieved for the Fund. Past performance should not be relied upon as an indication of future results. Moreover, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective and that the value of an investor’s investment could decline substantially or that the investor will suffer a complete loss of its investment in the Fund.
The Adviser and the members of the investment team have limited prior experience managing a BDC, and the investment philosophy and techniques used by the Adviser to manage a BDC may differ from the investment philosophy and techniques previously employed by the Adviser, its affiliates, and the members of the investment team in identifying and managing past investments. In addition, the 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private companies or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. The Adviser’s and the members of the investment team’s limited experience in managing a portfolio of assets under such constraints may hinder their respective ability to take advantage of attractive investment opportunities and, as a result, achieve the Fund’s investment objective.
Investors Have No Right to Control the Fund’s Operations. The Fund is managed exclusively by the Adviser. Fund investors will not make decisions with respect to the management, disposition or other realization of any investment, the day-to-day operations of the Fund, or any other decisions regarding the Fund’s business and affairs, except for limited circumstances. Specifically, Fund investors will not have an opportunity to evaluate for themselves the relevant economic, financial and other information regarding investments by the Fund or receive any financial information issued directly by the portfolio companies that is available to the Adviser. Fund investors should expect to rely solely on the ability of the Adviser with respect to the Fund’s operations.
The Fund’s Assets are Subject to Recourse. The assets of the Fund, including any investments made by and any capital held by the Fund are available to satisfy all liabilities and other obligations of the Fund, as applicable. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and may not be limited to any particular asset, such as the investment giving rise to the liability.
The Fund Borrows Money, Which Magnifies the Potential for Gain or Loss on Amounts and May Increase the Risk of Investing With Us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under credit facilities and in the future may borrow from, or issue senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities will have fixed dollar claims on our consolidated assets that will be superior to the claims of our common shareholders or any preferred shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our Common Shares to increase more sharply than it would have had we not incurred leverage.
Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make distribution payments on our Common Shares. There can be no assurance that a leveraging strategy will be successful.
As of June 30, 2023, we had approximately $303.5 million of outstanding borrowings under our credit facilities. The weighted average stated interest rate on our principal amount of outstanding indebtedness as of June 30, 2023 was 7.0% (excluding deferred financing costs, deferred issuance costs and unused fees). We intend to continue borrowing under the credit facilities in the future and we may increase the size of the credit facilities or issue debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so).
Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our Adviser’s and our Board’s assessments of market and other factors at the time of any proposed borrowing. We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 150% after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us).

The credit facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew the credit facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition and results of operations.
The following table illustrates the effect on return to a holder of our Common Shares of the leverage created by our use of borrowing at the weighted average stated interest rate of 7.0% (excluding deferred financing costs, deferred issuance costs and unused fees) as of June 30, 2023, together with (a) our total value of net assets as of June 30, 2023; (b) approximately $303.5 million in aggregate principal amount of indebtedness outstanding as of June 30, 2023 and (c) hypothetical annual returns on our portfolio of minus 10% to plus 10%.

	Assumed Return on Portfolio (Net of Expenses) (1)
	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholders (2)	(27.2)%	(17.1)%	(7.0)%	3.0%	13.1%
__________________
(1)The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of June 30, 2023. As a result, it has not been updated to take into account any changes in assets or leverage since June 30, 2023.
(2)In order to compute the “Corresponding Return to Common Shareholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at June 30, 2023 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 7.0% (excluding deferred financing costs, deferred issuance costs and unused fees) by the approximately $303.5 million of principal debt outstanding) is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of our net assets as of June 30, 2023 to determine the “Corresponding Return to Common Shareholders.”
Based on our outstanding indebtedness of $303.5 million as of June 30, 2023 and the effective weighted average annual interest rate of 7.0% as of that date (excluding deferred financing costs, deferred issuance costs and unused fees), our investment portfolio would have been required to experience an annual return or at least 3.49% to cover annual interest payments on the outstanding debt.
There Can be No Assurance the Fund Will be Able to Obtain Leverage. The Fund will seek to regularly employ a significant amount of direct or indirect leverage in a variety of forms through borrowings, derivatives and other financial instruments as part of its investment program. However, there can be no assurance that the Fund will be able to obtain indebtedness at all or to the desired degree or that indebtedness will be accessible by the Fund at any time or in connection with any particular investment. If indebtedness is available to the Fund, there can be no assurance that such indebtedness will be available in the desired amount or on terms favorable to the Fund and/or terms comparable to terms obtained by competitors. The terms of any indebtedness are expected to vary based on the counterparty, timing, size, market interest rates, other fees and costs, duration, advance rates, eligible investments, ability to borrow in currencies other than the U.S. dollar and Fund investor creditworthiness and composition. Moreover, market conditions or other factors may cause or permit the amount of leverage employed by the Fund to fluctuate over the Fund’s life. Furthermore, the Fund may seek to obtain indebtedness on an investment-by-investment basis, and leverage may not be available or may be available on less desirable terms in connection with particular investments. The instruments and borrowing utilized by the Fund to leverage its investments may be collateralized by other assets of the Fund.
It is expected that the Fund will directly or indirectly incur indebtedness collateralized by the Fund’s assets. As a BDC, with certain limited exceptions, the Fund will only be permitted to borrow amounts such that the Fund’s asset coverage ratio, as defined in the 1940 Act, equals at least 150% (equivalent to $2 of debt outstanding for each $1 of equity) after such borrowing. If the Fund is unable to obtain and maintain the desired amount of borrowings on favorable terms, the Adviser may seek to realize the Fund’s investments earlier than originally expected.
The Fund is Subject to Risks Relating to the Availability of Asset-Based Leverage. The Fund is expected to utilize asset-based leverage in acquiring investments on a deal-by-deal basis and/or portfolio-wide basis. However, there can be no assurance that the Fund will be able to obtain indebtedness with respect to any particular investment or portfolio of investments. If indebtedness is available in connection with a particular investment or portfolio of investments, there can be no assurance that such indebtedness will be on terms favorable to the Fund and/or terms comparable to terms obtained by competitors, including with respect to costs, duration, size, advance rates and interest rates. Moreover, market conditions or other factors may cause or permit the amount of leverage employed by the Fund to fluctuate over its life. For example, if leverage is obtained later in the Fund’s life, the Fund may immediately deploy such leverage in order to achieve the desired borrowing ratio, which may involve making distributions of borrowed funds. If the Fund is unable to, or not expected to be able to, obtain indebtedness in connection with a particular investment or portfolio of investments, the Fund may determine not to make the investment(s) or may invest a different proportion of its available capital in such investment(s). This may affect the ability of the Fund to make investments, could adversely affect the returns of the Fund and may impair its ability to achieve its investment objective. In addition, the lender may impose certain diversification or other requirements in connection with asset-based leverage (in addition to the limits imposed under the 1940 Act and other applicable law), and these restrictions are expected to impact the ability of the Fund to participate in certain investments or the amount of the Fund’s participation in certain investments.
The Fund is Subject to Risks Relating to Use of Leverage. The Fund will seek to employ direct or indirect leverage in a variety of forms, including through borrowings, derivatives, and other financial instruments as part of its investment program, which leverage is expected to be secured by the Fund’s assets. The greater the total leverage of the Fund relative to its assets, the greater the risk of loss and possibility of gain due to changes in the values of its investments. The extent to which the Fund uses leverage may have other significant consequences to Fund investors, including, the following: (i) greater fluctuations in the net assets of the Fund; (ii) use of cash flow (including capital contributions) for debt service and related costs and expenses, rather than for additional investments, distributions, or other purposes; (iii) to the extent that the Fund’s cash proceeds are required to meet principal payments, the Fund investors may be allocated income (and therefore incur tax liability) in excess of cash available for distribution; (iv) in certain circumstances the Fund may be required to harvest investments prematurely or in unfavorable market conditions to service its debt obligations, and in such circumstances the recovery the Fund receives from such harvests may be significantly diminished as compared to the Fund’s expected return on such investments; (v) limitation on the Fund’s flexibility to make distributions to Fund investors or result in the sale of assets that are pledged to secure the indebtedness; (vi) increased interest expense if interest rate levels were to increase significantly; (vii) during the term of any borrowing, the Fund’s returns may be materially reduced by increased costs attributable to regulatory changes; and (viii) banks and dealers that provide financing to the Fund may apply discretionary margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can also be no assurance that the Fund will have sufficient cash flow or be able to liquidate sufficient assets to meet its debt service obligations. As a result, the Fund’s exposure to losses, including a potential loss of principal, as a result of which Fund investors could potentially lose all or a portion of their investments in the Fund, may be increased due to the use of leverage and the illiquidity of the investments generally. Similar risks and consequences apply with respect to indebtedness related to a particular asset or portfolio of assets.
To the extent that the Fund enters into multiple financing arrangements or a portfolio-wide financing arrangement, such arrangements may contain cross-default provisions that could magnify the effect of a default. If a cross-default provision were exercised, this could result in a substantial loss for the Fund.
As a BDC, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board, a majority of whom are Independent Trustees with no material interests in such transactions.

Although borrowings by the Fund have the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such borrowing may provide that during the continuance of a default under such borrowing, the interests of the investors may be subordinated to such borrowing.
The Fund is Subject to Risks Relating to Seller Financing. It is possible the Fund will utilize seller financing (i.e., make investments that are financed, in whole or in part, by the Fund borrowing from the sellers of said investments or their affiliates) and other one-off financing solutions on a case-by-case basis. Providers of seller financing may be motivated to sell a particular asset, and may be willing to provide a prospective purchaser of such asset with more favorable pricing and/or greater amounts of leverage than would otherwise be the case if such purchaser sought financing from unrelated, third-party providers of leverage. To the extent that the Fund is able to obtain seller financing in connection with a particular investment, the Fund could seek to employ more leverage than would otherwise be the case in the absence of such seller financing. While the Fund’s use of seller financing could increase the potential return to Fund investors to the extent that there are gains associated with such investment, such use of seller financing will increase risks associated with the use of leverage generally, including the risks associated with such investment, including the risk of loss of that investment and the exposure of such investment to adverse economic factors such as deteriorations in overall conditions in the economy or the real estate markets or in the condition of the particular issuer.
The Adviser May be Required to Expedite Investment Decisions. Investment analyses and decisions by the Adviser may be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, the Adviser may rely upon independent consultants and other sources in connection with its evaluation of proposed investments, and no assurance can be given as to the accuracy or completeness of the information provided by such independent consultants or other sources or to the Fund’s right of recourse against them in the event errors or omissions do occur.
The Fund is Subject to Risks Relating to Insurance. The Adviser expects to purchase and maintain an omnibus insurance policy which includes coverage in respect of the Fund, the Adviser and their affiliates, as well as other clients, including certain of their respective indemnified persons (which omnibus insurance policy or policies may provide coverage to the Adviser and its affiliates, as applicable, for events unrelated to the Fund). The premiums for such shared insurance policies generally would be borne by the clients covered by such policies, and such shared insurance policies are expected to have an overall cap on coverage for all the insured parties thereunder. To the extent an insurable event results in claims in excess of such cap, the Fund may not receive as much in insurance proceeds as it would have received if separate insurance policies had been purchased for each insured party. Similarly, insurable events may occur sequentially in time while subject to a single overall cap. To the extent insurance proceeds for one such event are applied towards a cap and the Fund experiences an insurable loss after such event, the Fund’s receipts from such insurance policy may also be diminished. Insurance policies covering the Fund, the premiums of which are paid in whole or in part by the Fund, may provide insurance coverage to indemnified persons for conduct that would not be covered by indemnification. In addition, the Fund may need to initiate litigation in order to collect from an insurance provider, which may be lengthy and expensive for the Fund and which ultimately may not result in a financial award. In addition, the Adviser may cause the Fund to purchase and maintain insurance coverage that provides coverage to the Fund, certain indemnified persons, or the Adviser, in which case, the premiums would be borne by the Fund.
While the Adviser expects to allocate insurance expenses in a manner it determines to be fair and equitable, taking into account any factors it deems relevant to the allocation of such expenses, because of the uncertainty of whether claims will arise in the future and the timing and the amount that may be involved in any such claim, the determination of how to allocate such expenses may require the Adviser to take into consideration facts and circumstances that are subjective in nature. It is unlikely that the Adviser will be able to accurately allocate the expenses of any such insurance policies based on the actual claims related to a particular client, including the Fund.

The Fund is Subject to Risks Relating to Indemnification. The Fund is required to indemnify the Adviser, the members of the Board and each other person indemnified under the Amended and Restated Declaration of Trust of the Fund (as amended or restated from time to time, the “Declaration of Trust”) and the Bylaws of the Fund (as amended or restated from time to time, the “Bylaws”) for liabilities incurred in connection with the Declaration of Trust, the Bylaws, the Advisory Agreement and the Fund’s activities, except in certain circumstances. Subject to the limits on indemnification under Section 17(h) of the 1940 Act, the Fund’s Declaration of Trust provides that the Fund shall not indemnify such persons to the extent liability and losses are the result of, negligence or misconduct in the case of an officer, employee, controlling person or agent of the Fund, or gross negligence or willful misconduct in the case of a Trustee. Subject to the limits on indemnification under Section 17(i) of the 1940 Act, the Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or by reason of the reckless disregard of its duties and obligations. In addition, the Managing Dealer Agreement provides that the Fund’s indemnification obligations under the Managing Dealer Agreement are also subject to the limits on indemnification under Section 17(i) of the 1940 Act and the provisions to Article II.G of the Omnibus Guidelines. The Fund will also indemnify certain other service providers, including the Administrator and the Fund’s auditors, as well as consultants and sourcing, operating and joint venture partners. Such liabilities may be material and may have an adverse effect on the returns to the Fund investors. The indemnification obligation of the Fund would be payable from the assets of the Fund. The application of the indemnification and exculpation standards may result in Fund investors bearing a broader indemnification obligation in certain cases than they would in the absence of such standards. As a result of these considerations, even though such provisions will not act as a waiver on the part of any investor of any of its rights which are not permitted to be waived under applicable law, the Fund may bear significant financial losses even where such losses were caused by the negligence or other conduct of such indemnified persons.
The Fund is Subject to Risks Relating to Certain Proceedings and Investigations. The Adviser and its affiliates and/or the Fund may be subject to claims (or threats of claims), and governmental investigations, examinations, requests for information, audits, inquiries, subpoenas and other regulatory or civil proceedings. The outcome of any investigation, action or proceeding may materially adversely affect the value of the Fund, including by virtue of reputational damage to the Adviser and may be impossible to anticipate. Any such investigation, action or proceeding may continue without resolution for long periods of time and may consume substantial amounts of the Adviser’s time and attention, and that time and the devotion of these resources to any investigation, action or proceeding may, at times, be disproportionate to the amounts at stake in such investigation, action or proceeding. The unfavorable resolution of such items could result in criminal or civil liability, fines, settlements, charges, penalties or other monetary or non-monetary remedies or sanctions that could negatively impact the Adviser and/or the Fund. In addition, such actions and proceedings may involve claims of strict liability or similar risks against the Fund in certain jurisdictions or in connection with certain types of activities. In some cases, the expense of such investigations, actions or proceedings and paying any amounts pursuant to settlements or judgments would be borne by the Fund.
The Fund is Not Registered as an Investment Company Under the 1940 Act. While the Fund is not registered as an investment company under the 1940 Act, it will be subject to regulation as a BDC under the 1940 Act and will be required to adhere to the provisions of the 1940 Act applicable to BDCs. The Common Shares have not been recommended by any U.S. federal or state, or any non-U.S., securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this registration statement. Any representation to the contrary is a criminal offense.
The Fund is Subject to Risks Relating to Portfolio Valuation. The Board has designated the Adviser as the “valuation designee” to determine the valuation of the Fund’s investments. The Adviser as the valuation designee will: (1) periodically assess and manage valuation risks; (2) establish and apply fair value methodologies; (3) test fair value methodologies; (4) oversee and evaluate third-party pricing services; (5) provide the Board with reporting required under Rule 2a-5 under the 1940 Act; and (6) maintain recordkeeping requirements under Rule 2a-5. It is expected that the Fund will have a limited ability to obtain accurate market quotations for purposes of valuing most of its investments, which may require the Adviser to estimate, in accordance with valuation policies established by the Board, the value of the Fund’s debt investments on a valuation date. Further, because of the overall size and concentrations in particular markets, the maturities of positions that may be held by the Fund from time to time and other factors, the liquidation values of the Fund’s investments may differ significantly from the interim valuations of these investments derived from the valuation methods described herein. If the Adviser’s valuation should prove to be incorrect, the stated value of the Fund’s investments could be adversely affected. Absent bad faith or manifest error, valuation determinations of the Adviser will be conclusive and binding on the Fund investors. Valuations of our portfolio, which will affect the amount of the management fee and incentive fee and our performance results, may involve uncertainties and judgmental determinations. Further, the methodology for the calculation of the management fee and incentive fee creates a potential conflict of interest for the Adviser in recommending valuations.
Valuation of the types of assets in which the Fund invests are inherently subjective. In addition, the Adviser may have an interest in determining higher valuations in order to be able to present better performance to prospective investors. In certain cases, the Fund may hold an investment in an issuer experiencing distress or going through bankruptcy. In such a situation, the Adviser may continue to place a favorable valuation on such investment due to the Adviser’s determination that the investment is sufficiently secured despite the distressed state or bankruptcy of the issuer. However, no assurances can be given that this assumption is justified or that such valuations will be accurate in the long term. In addition, an investment in a portfolio company may not be permanently written-off or permanently written down despite its distressed state or covenant breach until such portfolio company experiences a material corporate event (e.g., bankruptcy or partial sale) which establishes an objective basis for such revised valuation. In these circumstances, the Adviser has an interest in delaying any such write-offs or write-downs to maintain a higher management fee base and thus, management fees paid to the Adviser.
In addition, the Fund may rely on third-party valuation agents to verify the value of certain investments. An investment may not have a readily ascertainable market value and accordingly, could potentially make it difficult to determine a fair value of an investment and may yield an inaccurate valuation. Further, because of the Adviser’s knowledge of the investment, the valuation agent may defer to the Adviser’s valuation even where such valuation may not be accurate or the determination thereof involved a conflict of interest. An inaccurate valuation of an investment could have a substantial impact on the Fund.
The Fund is Subject to Risks Relating to Rights Against Third Parties, Including Third-Party Service Providers. The Fund is reliant on the performance of third-party service providers, including auditors, legal advisors, lenders, bankers, brokers, consultants, sourcing, operating and joint venture partners and other service providers (collectively, “Service Providers”). Further information regarding the duties and roles of certain of these Service Providers is provided in this registration statement. The Fund may bear the risk of any errors or omissions by such Service Providers. In addition, misconduct by such Service Providers may result in reputational damage, litigation, business disruption and/or financial losses to the Fund. Each Fund investor’s contractual relationship in respect of its investment in Common Shares of the Fund is with the Fund only and Fund investors are not in contractual privity with the Service Providers. Therefore, generally, no Fund investor will have any contractual claim against any Service Provider with respect to such Service Provider’s default or breach. Accordingly, Fund investors must generally rely upon the Adviser to enforce the Fund’s rights against Service Providers. In certain circumstances, which are generally not expected to prevail, Fund investors may have limited rights to enforce the Fund’s rights on a derivative basis or may have rights against Service Providers if they can establish that such Service Providers owe duties to the Fund investors. In addition, Fund investors will have no right to participate in the day-to-day operation of the Fund and decisions regarding the selection of Service Providers. Rather, the Adviser will select the Fund’s Service Providers and determine the retention and compensation of such providers without the review by or consent of the Fund investors. The Fund investors must therefore rely on the ability of the Adviser to select and compensate Service Providers and to make investments and manage and dispose of investments.
The Fund is Subject to Risks Relating to Lack of Diversification. The Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the Fund’s asset diversification requirements as a RIC under the

Code, the Fund does not have fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies. Although the Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, it maintains the flexibility to operate as a diversified investment company. To the extent that the Fund operates as a non-diversified investment company, it may be subject to greater risk.
During the period of time in which the Fund is deploying its initial capital, the Fund may make a limited number of investments. In addition, the Fund does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. Further, if the expected amount of leverage is not obtained or deployed, the Fund may be more concentrated in an investment than originally anticipated. As a result, the Fund’s investments may be concentrated and the poor performance of a single investment may have pronounced negative consequences to the Fund and the aggregate returns realized by the Fund investors.
The Fund is Subject to Risks Relating to Consultation with Sourcing and Operating Partners. In certain circumstances, sourcing and operating partners may be aware of and consulted in advance in relation to certain investments made by the Fund. While sourcing and operating partners will be subject to confidentiality obligations, they are not restricted from engaging in any activities or businesses that may be similar to the business of the Fund or competitive with the Fund. In particular, sourcing and operating partners may use information available to them as sourcing and operating partners of the Adviser in a manner that conflicts with the interests of the Fund. Except in limited circumstances, the sourcing and operating partners are generally not obligated to account to the Adviser for any profits or income earned or derived from their activities or businesses or inform the Adviser of any business opportunity that may be appropriate for the Fund.
The Fund is Subject to Risks Relating to Timing of Realization of Investments. The Adviser, in its discretion, may seek to realize the Fund’s investments earlier than originally expected, which may be accomplished through one or more transactions, including, subject to the provisions of the 1940 Act, transactions with another investment fund or account sponsored or managed by OHA (collectively “Other OHA Investors”), which will be for a price equal to the fair value of such investment. The value of such investment, subject to approval by the Board, will be determined by the Adviser and verified by one or more third-party valuation agents. The Adviser may seek such realizations in order to support the Fund’s target risk/return profile with respect to the Fund’s unrealized investments, taking into account such factors as the Fund’s expense ratio relative to such assets and the availability of, or repayment obligations with respect to, any credit facilities.
The Fund is Subject to Risks Relating to the Use of Proceeds. While the Fund generally intends to make all distributions of net proceeds in accordance with “Use of Proceeds,” the amount and timing of distributions from the Fund to the Fund investors will be at the discretion of the Board, who may also direct that amounts available for distribution be retained in the Fund (i) to be used to satisfy, or establish reserves for, the Fund’s current or anticipated obligations (including management fees, incentive fees and any other expenses), or (ii) for reinvestment of the cost basis of an investment. Accordingly, there can be no assurance as to the timing and amount of distributions from the Fund.
The Fund May be Required to Disclose Information Regarding Fund Investors. The Fund, the Adviser or their respective affiliates, Service Providers, or agents may from time to time be required or may, in their discretion, determine that it is advisable to disclose certain information about the Fund and the Fund investors, including investments held directly or indirectly by the Fund and the names and level of beneficial ownership of certain of the Fund investors, to (i) regulatory or taxing authorities of certain jurisdictions, which have or assert jurisdiction over the disclosing party or in which the Fund directly or indirectly invests, or (ii) any lenders, counterparty of, or service provider to, the Adviser or the Fund (and its subsidiaries). Disclosure of confidential information under such circumstances will not be regarded as a breach of any duty of confidentiality and, in certain circumstances, the Fund, the Adviser or any of their affiliates, Service Providers or agents, may be prohibited from disclosing to any Fund investor that any such disclosure has been made.
The Fund is Subject to Operational Risks. The Fund is subject to operational risk, including the possibility that errors may be made by the Adviser or its affiliates and Service Providers in certain transactions, calculations or valuations on behalf of, or otherwise relating to, the Fund. Fund investors may not be notified of the occurrence of an error or the resolution of any error. Generally, the Adviser, its affiliates and Service Providers will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.
The Fund is Subject to Risks Relating to Exposure to Material Non-Public Information. OHA conducts a broad range of private and public debt investment businesses generally without internal information barriers in the ordinary course. As a result, from time to time, OHA (in its capacity as investment manager of investment vehicles, funds or accounts or in connection with investment activities on its own behalf) receives material non-public information with respect to issuers of publicly-traded securities or other securities in connection with, among other examples, acquisitions, refinancings, restructurings of such issuers which OHA reviews or participates in, oftentimes unrelated to its management of the Fund. In such circumstances, the Fund may be prohibited, by law, contract or by virtue of OHA’s policies and procedures, from: (i) selling all or a portion of a position in such issuer, thereby potentially incurring trading losses as a result, (ii) establishing an initial position or taking any greater position in such issuer, and (iii) pursuing other investment opportunities related to such issuer.
The Fund is Subject to Risks Relating to Technology Systems. The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Fund may rely on computer programs to evaluate certain securities and other investments, to monitor their portfolios, to trade, clear and settle securities transactions and to generate asset, risk management and other reports that are utilized in the oversight of the Fund’s activities. In addition, certain of the Fund’s and the Adviser’s operations interface with or depend on systems operated by third parties, including loan servicers, custodians and administrators, and the Adviser may not always be in a position to verify the risks or reliability of such third-party systems. For example, the Fund and the Adviser generally expect to provide statements, reports, notices, updates, requests and any other communications in electronic form, such as e-mail or posting on a web-based reporting site or other internet service, in lieu of or in addition to sending such communications as hard copies via fax or mail. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by ‘hacking’ or other security breaches, computer ‘worms,’ viruses and power failures. Such failures could cause settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades and cause inaccurate reports, which may affect the Fund’s ability to monitor its investment portfolio and its risks. Any such defect or failure could cause the Fund to suffer financial loss, disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage.
The Fund is Subject to Risks Relating to Cybersecurity. The Fund, the Adviser and their Service Providers are subject to risks associated with a breach in cybersecurity. Cybersecurity is a generic term used to describe the technology, processes and practices designed to protect networks, systems, computers, programs and data from both intentional cyber-attacks and hacking by other computer users as well as unintentional damage or interruption that, in either case, can result in damage and disruption to hardware and software systems, loss or corruption of data and/or misappropriation of confidential information. For example, information and technology systems are vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Such damage or interruptions to information technology systems may cause losses to a Fund investor by interfering with the processing of investor transactions, affecting the Fund’s ability to calculate NAV or impeding or sabotaging the investment process. The Fund may also incur substantial costs as the result of a cybersecurity breach, including those associated with forensic analysis of the origin and scope of the breach, increased and upgraded cybersecurity, identity theft, unauthorized use of proprietary information, litigation, adverse investor reaction, the dissemination of confidential and proprietary information and reputational damage. Any such breach could expose the Fund and the Adviser to civil liability as well as regulatory inquiry and/or action (and the Adviser may be indemnified by the Fund in connection with any such liability, inquiry or action). In addition, any such breach could cause substantial withdrawals from the Fund. Fund investors could also be exposed to losses resulting from unauthorized use of their personal information. While the Adviser has implemented various measures to manage risks associated with cybersecurity breaches, including establishing a business continuity plan and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks (including any ongoing breaches) have not been identified. Similar types of cybersecurity risks also are present for portfolio companies in which the Fund invests, which could affect their business and financial performance, resulting in material adverse consequences for such issuers, and causing the Fund’s investments in such portfolio companies to lose value.
The Fund is Subject to Risks Relating to Risks Associated with Sourcing, Operating or Joint Venture Partners. OHA has in the past, and could in the future, work with sourcing, operating and/or joint venture partners, including with respect to particular types of investments or particular sectors or regions. These arrangements may be structured as joint ventures or contractual service provider relationships. Where such a partner is engaged, the Adviser may not have the opportunity to diligence the individual investments in which the Fund participates and, instead, will be relying on its contractual relationship with, and ongoing diligence of, the sourcing or joint venture partner whose interests may differ from those of the Fund. In certain circumstances, the Adviser may commit to invest in a pre-agreed amount of investments negotiated by the sourcing partner and/or joint venture partner and/or the Adviser may commit to invest in one or more transactions for which the sourcing partner and/or joint venture partner led the due diligence and negotiation processes and the Adviser is given only a limited opportunity to perform due diligence and participate in negotiation of transactional terms. Fund investors should be aware that sourcing, operating and joint venture partners are not expected to owe any fiduciary duties to the Fund or the Fund investors.
The Fund may pay retainers, closing, monitoring, performance or other fees to sourcing, operating and joint venture partners. Such retainer fees may be netted against a closing fee, if applicable, in connection with the related investment. However, if no such investment is consummated, the Fund will bear any retainer amounts as an expense. In addition, to the extent the compensation of a sourcing, operating or joint venture partner is based on the performance of the relevant investments, the sourcing, operating or joint venture partner may have an incentive to seek riskier investments than it would have under a different compensation structure. In this regard, a sourcing, operating or joint venture partner may receive incentive compensation at the expense of the Fund. The expenses of sourcing, operating and joint venture partners may be substantial. In certain circumstances, the Fund or a portfolio company in which the Fund invests may pay fees to sourcing, operating and/or joint venture partners in consideration for services, including where the Adviser may have otherwise provided those services without charge. In other circumstances, sourcing, operating and/or joint venture partners may receive certain third-party fees (such as upfront fees, commitment fees, origination fees, amendment fees, ticking fees and break-up fees as well as prepayment premiums) in respect of an investment, and no such fees will offset or otherwise reduce the management fee payable by Fund investors. The existence of such fees may result in the Fund paying fees twice, once to the Adviser in the form of management fees and once to the sourcing, operating or joint venture partners to service or manage the same assets.
Sourcing, operating and/or joint venture partners may invest in the Fund. Joint ventures may give rise to additional risks, including tax risks, and structures utilized in context of joint ventures, including for legal, tax and regulatory reasons, may adversely affect the Fund’s pre-tax returns.
The Fund is Subject to Risks Relating to Electronic Delivery of Certain Documents. The Fund investors will be deemed to consent to electronic delivery or posting to the Administrator’s website or other service of: (i) certain closing documents such as the Declaration of Trust, the Bylaws and the Subscription Agreements; (ii) any notices or communications required or contemplated to be delivered to the Fund investors by the Fund, the Adviser, or any of their respective affiliates, pursuant to applicable law or regulation; (iii) certain tax-related information and documents; and (iv) drawdown notices and other notices, requests, demands, consents or other communications and any financial statements, reports, schedules, certificates or opinions required to be provided to the Fund investors under any agreements. There are certain costs and possible risks associated with electronic delivery. Moreover, the Adviser cannot provide any assurance that these communication methods are secure and will not be responsible for any computer viruses, problems or malfunctions resulting from the use of such communication methods. See “– Technology Systems” and “Cybersecurity” above.
The Fund is Subject to Risks Relating to Handling of Mail. Mail addressed to the Fund and received at its registered office will be forwarded unopened to the forwarding address supplied by the Fund to be processed. None of the Fund, the Adviser or any of their trustees, officers, advisors or Service Providers will bear any responsibility for any delay howsoever caused in mail reaching the forwarding address.

The Fund is Subject to General Credit Risks. The Fund may be exposed to losses resulting from default and foreclosure of any such loans or interests in loans in which it has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the Fund’s investments. In the event of foreclosure, the Fund or an affiliate thereof may assume direct ownership of any assets collateralizing such foreclosed loans. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such foreclosed loans, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of loan foreclosures or liquidation of the assets collateralizing such foreclosed loans will further reduce proceeds associated therewith and, consequently, increase possible losses to the Fund. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of the Fund’s rights.
The Prices of the Fund’s Investments Can be Volatile. The prices of the Fund’s investments can be volatile. In addition, price movements may also be influenced by, among other things, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and national and international political and economic events and policies. In addition, governments from time to time intervene in certain markets. Such intervention often is intended directly to influence prices and may cause or contribute to rapid fluctuations in asset prices, which may adversely affect the Fund’s returns.
The Fund is Subject to Risks Relating to Syndication and/or Transfer of Investments. The Fund, directly or through the use of one or more subsidiary investment vehicles, may originate and/or purchase certain debt assets, including ancillary equity assets (“Assets”). The Fund may also purchase certain Assets (including, participation interests or other indirect economic interests) that have been originated by other affiliated or unaffiliated parties and/or trading on the secondary market. The Fund may, in certain circumstances, originate or purchase such Assets with the intent of syndicating and/or otherwise transferring a significant portion thereof, including to one or more offshore funds or accounts managed by the Adviser or any of its affiliates. In such instances, the Fund will bear the risk of any decline in value prior to such syndication and/or other transfer. In addition, the Fund will also bear the risk of any inability to syndicate or otherwise transfer such Assets or such amount thereof as originally intended, which could result in the Fund owning a greater interest therein than anticipated.
The Fund May Need to Raise Additional Capital. The Fund may need additional capital to fund new investments and grow its portfolio of investments once it has fully invested the net proceeds of this offering. Unfavorable economic conditions could increase the Fund’s funding costs or limit its access to the capital. A reduction in the availability of new capital could limit the Fund’s ability to grow. In addition, the Fund is required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to investors to maintain its qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on the Fund’s part to access the capital successfully could limit its ability to grow its business and execute its business strategy fully and could decrease its earnings, if any, which would have an adverse effect on the value of its securities.
The Fund is Subject to Counterparty Risks. To the extent that contracts for investment will be entered into between the Fund and a market counterparty as principal (and not as agent), the Fund is exposed to the risk that the market counterparty may, in an insolvency or similar event, be unable to meet its contractual obligations to the Fund. The Fund may have a limited number of potential counterparties for certain of its investments, which may significantly impair the Fund’s ability to reduce its exposure to counterparty risk. In addition, difficulty reaching an agreement with any single counterparty could limit or eliminate the Fund’s ability to execute such investments altogether. Because certain purchases, sales, hedging, financing arrangements and other instruments in which the Fund will engage are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to pursue its remedies under any such contracts, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
The Fund is Dependent on Key Personnel. The Fund depends on the continued services of its investment team and other key management personnel. If the Fund were to lose any of these officers or other management personnel, such a loss could result in operating inefficiencies and lost business opportunities, which could have a negative effect on the Fund’s operating performance. Further, we do not intend to separately maintain key person life insurance on any of these individuals.
Under the Resource Sharing Agreement, OHA has agreed to provide our Adviser with experienced investment professionals necessary to fulfill its obligations under the Advisory Agreement. The Resource Sharing Agreement, however, may be terminated by either party on 60 days’ notice. We cannot assure shareholders that OHA will fulfill its obligations under the Resource Sharing Agreement. We also cannot assure shareholders that our Adviser will enforce the Resource Sharing Agreement if OHA fails to perform, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OHA and its affiliates or their information and deal flow.
The Board May Make Certain Changes in the Fund’s Investment Objective, Operating Policies or Strategies Without Prior Notice or Investor Approval. The Fund’s Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice (except as required by the 1940 Act) and without investor approval. However, absent investor approval, the Fund may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. Under Delaware law, the Fund also cannot be dissolved without prior investor approval. The Fund cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of its shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.
The Board May Make Certain Changes to the Fund’s Declaration of Trust Without Prior Investor Approval. Our Board may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.
The Fund is Subject to Risks Relating to Allocation of Investment Opportunities and Related Conflicts. The Fund generally is prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities is an affiliate of the Fund for purposes of the 1940 Act, and the Fund generally is prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the Independent Trustees. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same issuers (whether at the same or different times), without prior approval of the Independent Trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers or Trustees or their affiliates. These prohibitions will affect the manner in which investment opportunities are allocated between the Fund and other funds managed by OHA or its affiliates. Most importantly, the Fund generally is prohibited from co-investing with Other OHA Accounts or affiliates of the Adviser in OHA-originated loans and financings unless the Fund co-invests in accordance with the applicable regulatory guidance or with the Co-Investment Exemptive Order. Accordingly, while the Adviser intends to allocate suitable opportunities among the Fund and Other OHA Accounts or affiliates of the Adviser based on the principles described above, the prohibition on co-investing with affiliates could significantly limit the scope of investment opportunities available to the Fund. In particular, the decision by OHA to allocate an opportunity to one or more Other OHA Investors or to an affiliate of the Adviser, or the existence of a prior co-investment structure, might cause the Fund to forgo an investment opportunity that it otherwise would have made. Similarly, the Fund generally may be limited in its ability to invest in an issuer in which an Other OHA Investor or affiliate of the Adviser had previously invested. The Fund may in certain circumstances also be required to sell, transfer or otherwise reorganize assets in which the Fund has invested with Other OHA Accounts or affiliates of the Adviser at times that the Fund may not consider advantageous.
The Fund is Subject to Risks Relating to Distributions. The Fund intends to pay monthly distributions to shareholders out of assets legally available for distribution. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, net proceeds from the current offering or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The Fund cannot guarantee that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. If the Fund is unable to satisfy the asset coverage test applicable to it as a BDC, or if the Fund violates certain debt financing agreements, its ability to pay distributions to shareholders could be limited. All distributions will be paid at the discretion of the Fund’s Board and will depend on the Fund’s earnings, financial condition, maintenance of RIC status, compliance with applicable BDC regulations, compliance with debt financing agreements and such other factors as the Board may deem relevant from time to time. The distributions the Fund pays to investors in a year may exceed the Fund’s taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.
Investors who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of RIC’s net ordinary income or capital gains when they are not. Accordingly, investors should read carefully any written disclosure accompanying a distribution from the Fund and the information about the specific tax characteristics of the Fund’s distributions provided to investors after the end of each calendar year, and should not assume that the source of any distribution is the Fund’s net ordinary income or capital gains.
The Board Has the Discretion to Not Repurchase Common Shares, to Suspend the Share Repurchase Program, and to Cease Repurchases. Our Board may not adopt a share repurchase program, and if such a program is adopted, may amend, suspend or terminate the share repurchase program at any time in its discretion. You may not be able to sell your shares at all in the event our Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.
Provisions in Our Declaration of Trust Could Make it More Difficult for a Potential Acquirer to Acquire Us. Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each. These provisions may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for shares of our Common Shares and could entrench management. In particular, a classified Board with three-year staggered terms could delay the ability of shareholders to change the membership of a majority of the Board.
The Timing of Repurchase May be Disadvantageous. In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.
Our Business is Dependent on Bank Relationships and Recent Strain on the Banking System May Adversely Impact Us. The financial markets recently have encountered volatility associated with concerns about the banking industry, especially small and regional banks who may have significant losses associated with investments that make it difficult to fund demands to withdraw deposits and other liquidity needs. Although the federal government has announced measures to assist these banks and protect depositors, some banks have already been impacted, including suffering bank failures, and others may be materially and adversely impacted. Our business is dependent on bank relationships and we are proactively monitoring the financial health of such bank relationships. Continued strain on the banking system may adversely impact our business, financial condition and results of operations.
Risks Relating to the Fund’s Investments
Our investments may be risky and, subject to compliance with our 80% test, there is no limit on the amount of any such investments in which we may invest.
Risks Associated with Portfolio Companies.
•The Fund is Subject to General Risks. A fundamental risk associated with the Fund’s investment strategy is that the companies in whose debt the Fund invests will be unable to make regular payments (e.g., principal and interest payments) when due, or at all, or otherwise fail to perform. Portfolio companies could deteriorate as a result of, among other factors, an adverse development in their business, poor performance by their management teams, a change in the competitive environment, an economic downturn or legal, tax or regulatory changes. Portfolio companies that the Adviser expects to remain stable may in fact operate at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
•The Fund’s Portfolio Companies May be Highly Leveraged. Portfolio companies may be highly leveraged, and there may be no restriction on the amount of debt a portfolio company can incur. Substantial indebtedness may add additional risk with respect to a portfolio company, and could: (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs. In some cases, proceeds of debt incurred by a portfolio company could be paid as a dividend to stockholders rather than retained by the portfolio company for its working capital. Leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy, including a recession, even if the Fund is thought to be recession-resistant, or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
If a portfolio company is unable to generate sufficient cash flow to meet principal and interest payments to its lenders, it may be forced to take other actions to satisfy such obligations under its indebtedness. These alternative measures may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of the Fund’s investment(s) in such portfolio company. If such strategies are not successful and do not permit the portfolio company to meet its scheduled debt service obligations, the portfolio company may also be forced into liquidation, dissolution or insolvency, and the value of the Fund’s investment in such portfolio company could be significantly reduced or even eliminated.
•The Fund is Subject to Risks Relating to Issuer/Borrower Fraud. Of paramount concern in originating loans is the possibility of material misrepresentation or omission on the part of borrowers or guarantors. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund or its affiliates to perfect or effectuate a lien on the collateral securing the loan. The Fund or its affiliates will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.
•The Fund is Subject to Risks Due to its Reliance on Fund Management. The Adviser generally will seek to monitor the performance of investments in operating companies either through interaction with the board of the applicable company and/or by maintaining an ongoing dialogue with the company’s management team and/or sponsor. However, the Fund generally will not be in a position to control any borrower by virtue of investing in its debt and the portfolio company’s management will be primarily responsible for the operations of the company on a day-to-day basis. Although it is the intent of the Fund to invest in companies with strong management teams, there can be no assurance that the existing management team, or any new one, will be able to operate the company successfully. In addition, the Fund is subject to the risk that a borrower in which it invests may make business decisions with which the Fund disagrees and the management of such borrower, as representatives of the common equity holders, may take risks or otherwise act in ways that do not serve the interests of the debt investors, including the Fund. Furthermore, in exercising its investment discretion, the Adviser may in certain circumstances commit funds of the Fund to other entities that will be given a mandate to make certain investments consistent with the Fund’s investment objective and that may earn a performance-based fee on those investments. Once such a commitment is made, such entities will have full control over the investment of such funds, and the Adviser will cease to have such control.
•The Fund is Subject to Risks Relating to Environmental Matters. Ordinary operation or the occurrence of an accident with respect to the portfolio companies in which the Fund invest could cause major environmental damage, which may result in significant financial distress to the Fund’s investments and any portfolio company holding such assets, even if covered by insurance. Certain environmental laws and regulations may require that an owner or operator of an asset address prior environmental contamination, which could involve substantial cost and other liabilities. The Fund (and the Fund investors) may therefore be exposed to substantial risk of loss from environmental claims arising in respect of its investments. Furthermore, changes in environmental laws or regulations or the environmental condition of an investment may create liabilities that did not exist at the time of its acquisition and that could not have been foreseen. Even in cases where the Fund are indemnified by the seller with respect to an investment against liabilities arising out of violations of environmental laws and regulations, there can be no assurance as to the financial viability of the seller to satisfy such indemnities or the ability of the Fund to achieve enforcement of such indemnities. See also “– Risk Arising from Provision of Managerial Assistance; Control Person Liability” below.
•The Value of Certain Portfolio Investments May Not be Readily Determinable. The Fund expects that many of its portfolio investments will take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and will be valued at fair value as determined in good faith by the Adviser, including to reflect significant events affecting the value of the Fund’s investments. Most, if not all, of the Fund’s investments (other than cash and cash equivalents) will be classified as Level 3 assets under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund expects to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that may be taken into account in determining the fair value of investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund’s NAV could be adversely affected if determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such loans and securities. In addition, the method of calculating the management fee and incentive fee may result in conflicts of interest between the Adviser, on the one hand, and investors on the other hand, with respect to the valuation of investments.
•The Fund May Elect Not to or May be Unable to Make Follow-On Investments in Portfolio Companies. Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, in order to:
◦increase or maintain in whole or in part the Fund’s equity ownership percentage;
◦exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
◦attempt to preserve or enhance the value of the Fund’s investment.
The Fund may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments.
The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities or because it is inhibited by compliance with BDC requirements, or compliance with the requirements for maintenance of its RIC status.
•The Fund May be Subject to Risks Due to Not Holding Controlling Equity Interests in Portfolio Companies. The Fund does not generally intend to take controlling equity positions in the Fund’s portfolio companies. To the extent that the Fund does not hold a controlling equity interest in a portfolio company, it will be subject to the risk that such portfolio company may make business decisions with which the Fund disagrees, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity for the debt and equity investments that the Fund typically holds in portfolio companies, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company, and may therefore suffer a decrease in the value of its investments.
•The Fund is Subject to Risks Relating to Defaults by Portfolio Companies. A portfolio company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on the portfolio company’s assets representing collateral for its obligations. This could trigger cross defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that the Fund holds and the value of any equity securities the Fund owns. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.
•The Fund is Subject to Risks Relating to Third Party Litigation. The Fund’s investment activities subject it to the normal risks of becoming involved in litigation initiated by third parties. This risk is somewhat greater where the Fund exercises control or influence over a company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misconduct or gross negligence by the Adviser, be borne by the Fund (to the extent not borne by the portfolio companies) and would reduce net assets. The Adviser and others are indemnified in connection with such litigation, subject to certain conditions.
The Fund is Subject to Risks Related to Reliance on Projections. The Fund may rely upon projections developed by the Adviser concerning an investment’s future performance, outcome and cash flow. Projections are inherently subject to uncertainty and factors beyond the control of the Adviser. The inaccuracy of certain assumptions, the failure to satisfy certain requirements and the occurrence of other unforeseen events could impair the ability of an investment to realize projected values, outcomes and cash flow.
Economic Conditions May Have Adverse Effects on the Fund and the Portfolio Companies. The Fund and the portfolio companies in which the Fund invests may be adversely affected by deteriorations in the financial markets and economic conditions throughout the world, some of which may magnify the risks described in this prospectus and have other adverse effects. Deteriorating market conditions could result in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of adverse market conditions cannot be forecast, nor is it known whether or the degree to which such conditions may remain stable or worsen. Deteriorating market conditions and uncertainty regarding economic markets generally could result in declines in the market values of potential investments or declines in the market values of investments after they are acquired by the Fund. Such declines could lead to weakened investment opportunities for the Fund, could prevent the Fund from successfully meeting its investment objective or could require the Fund to dispose of investments at a loss while such unfavorable market conditions prevail. In addition, the investment opportunities of the Fund may be dependent in part upon the consummation of leveraged buyouts and other private equity sponsored transactions, recapitalizations, refinancings, acquisitions and structured transactions. If fewer of these transactions occur than the Adviser expects, there may be limited investment opportunities for the Fund. Periods of prolonged market stability may also adversely affect the investment opportunities available to the Fund.
The Fund is Subject to Risks Relating to Reduced Investment Opportunities. The Adviser believes that periods of volatility and instability in the credit markets can create significant investment opportunities for the Fund. The Adviser expects periods of market volatility to occur from time to time. If the credit markets remain stable for a prolonged period, there may be reduced investment opportunities for the Fund and/or the Fund may not be able acquire investments on favorable terms. Periods of prolonged market stability may also adversely affect the investment opportunity set available to the Fund.
The Fund is Subject to Risks Relating to Investments in Undervalued Assets. The Fund may invest in undervalued loans and other assets as part of its investment strategy. The identification of investment opportunities in undervalued loans and other assets is a difficult task, and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued assets offer the opportunity for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial or complete losses.
The Fund may incur substantial losses related to assets purchased on the belief that they were undervalued by their sellers, if they were not in fact undervalued at the time of purchase. In addition, the Fund may be required to hold such assets for a substantial period of time before realizing their anticipated value, and there is no assurance that the value of the assets would not decline further during such time. Moreover, during this period, a portion of the Fund’s assets would be committed to those assets purchased, thus preventing the Fund from investing in other opportunities. In addition, the Fund may finance such purchases with borrowed funds and thus will have to pay interest on such borrowed amounts during the holding period.
The Fund Operates in a Competitive Debt Environment. The business of investing in debt investments is highly competitive and involves a high degree of uncertainty. Market competition for investment opportunities includes traditional lending institutions, including commercial and investment banks, as well as a growing number of non-traditional participants, such as private credit funds, hedge funds, private equity funds, mezzanine funds, and other private investors, as well as BDCs, and debt-focused competitors, such as issuers of collateralized loan obligations, or CLOs, and other structured loan funds. Some competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. In addition, competitors may have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to the Fund. Furthermore, competitors may offer loan terms that are more favorable to borrowers, such as less onerous borrower financial and other covenants, borrower rights to cure defaults, and other terms more favorable to borrowers than current or historical norms. Strong competition for investments could result in fewer investment opportunities for the Fund, as certain of these competitors have established or are establishing investment vehicles that target the same or similar investments that the Fund intends to purchase.
Over the past several years, many investment funds have been formed with investment objectives similar to those of the Fund, and many such existing funds have grown in size and have added larger successor funds to their platform. These and other investors may make competing offers for investment opportunities identified by the Adviser which may affect the Fund’s ability to participate in attractive investment opportunities and/or cause the Fund to incur additional risks when competing for investment opportunities. Moreover, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty. The Adviser may identify an investment that presents an attractive investment opportunity but may not be able to complete such investment in a manner that meets the objectives of the Fund. The Fund may incur significant expenses in connection with the identification of investment opportunities and investigating other potential investments that are ultimately not consummated, including expenses related to due diligence, transportation and legal, accounting and other professional services as well as the fees of other third-party advisors.
The Fund is Subject to Risks Relating to Illiquidity of the Fund’s Assets and Distributions In Kind. The Fund intends to invest primarily in private illiquid debt, loans and other assets for which no (or only a limited) liquid market exists or that are subject to legal or other restrictions on transfer and are difficult to sell in a secondary market. In some cases, the Fund may be prohibited from selling such investments for a period of time or otherwise be restricted from disposing of such investments. The market prices, if any, for such assets tend to be volatile, and may fluctuate due to a variety of factors that are inherently difficult to predict. Furthermore, the types of investments made may require a substantial length of time to liquidate due to the lack of an established market for such investments or other factors. As a result, there is a significant risk that the Fund may be unable to realize its investment objective by sale or other disposition at attractive prices or will otherwise be unable to complete any exit strategy. Accordingly, the Adviser is unable to predict with confidence what, if any, exit strategies will ultimately be available for any given asset. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal or other reasons, and the Fund may not be able to sell assets when the Fund desires to do so or to realize what the Adviser perceives to be the fair value of its assets in the event of a sale. Further, although the Adviser may at the time of making investments expect a certain portion of such investments to be refinanced or repaid before maturity, depending on economic conditions, interest rates and other variables, borrowers may not finance or repay loans early. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. In addition, in times of extreme market disruption, there may be no market at all for one or more asset classes, potentially resulting in the inability of the Fund to dispose of its assets for an indefinite period of time. Even if investments are successful, they are unlikely to produce a realized return to Fund investors for a period of years. Furthermore, a portion of interest on investments may be paid in kind rather than in cash to the Fund and, in certain circumstances, the Fund may exit investments through distributions in kind to Fund investors, after which the Fund investors will bear the risk of holding the investments and must make their own disposition decisions.
The Fund is Subject to Risks Relating to Priority of Repayment of Debt Investments. The characterization of an investment as senior debt or senior secured debt does not mean that such debt will necessarily have repayment priority with respect to all other obligations of a portfolio company. Portfolio companies may have, and/or may be permitted to incur, other debt and liabilities that rank equally with or senior to the senior loans in which the Fund invests. If other indebtedness is incurred that ranks in parity in right of payment or proceeds of collateral with respect to debt securities in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors in the event of a liquidation, reorganization, insolvency, dissolution or bankruptcy of such a portfolio company. Where the Fund holds a first lien to secure senior indebtedness, the portfolio companies may be permitted to issue other senior loans with liens that rank junior to the first liens granted to the Fund. The intercreditor rights of the holders of such other junior lien debt may, in any liquidation, reorganization, insolvency, dissolution or bankruptcy of such a portfolio company, affect the recovery that the Fund would have been able to achieve in the absence of such other debt.
Even where the senior loans held by the Fund are secured by a perfected lien over a substantial portion of the assets of a portfolio company and its subsidiaries, the portfolio company and its subsidiaries will often be able to incur a substantial amount of additional indebtedness, which may have an exclusive lien over particular assets. For example, debt and other liabilities incurred by non-guarantor subsidiaries of portfolio companies will be structurally senior to the debt held by the Fund. Accordingly, any such debt and other liabilities of such subsidiaries would, in the event of liquidation, dissolution, insolvency, reorganization or bankruptcy of such subsidiary, be repaid in full before any distributions to an obligor of the loans held by the Fund. Furthermore, these other assets over which other lenders have a lien may be substantially more liquid or valuable than the assets over which the Fund has a lien. It is expected that the Fund will also invest in second-lien secured debt, which compounds the risks described in this paragraph.
The Fund is Subject to Risks Relating to Certain Guarantees. The Fund may invest in debt that is guaranteed by a subsidiary of the issuer. In some circumstances, guarantees of secured debt issued by subsidiaries of a portfolio company and held by the Fund may be subject to fraudulent conveyance or similar avoidance claims made by other creditors of such subsidiaries under applicable insolvency laws. As a result, such creditors may take priority over the claims of the Fund under such guarantees. Under federal or state fraudulent transfer law, a court may void or otherwise decline to enforce such debt and the Fund would no longer have any claim against such portfolio company or the applicable guarantor. In addition, the court might direct the Fund to disgorge any amounts already received from the portfolio company or a guarantor. In some cases, significant subsidiaries of portfolio companies may not guarantee the obligations of the portfolio company; in other cases, a portfolio company may have the ability to release subsidiaries as guarantors of the portfolio company’s obligations. The repayment of such investments may depend on cash flow from subsidiaries of a portfolio company that are not themselves guarantors of the portfolio company’s obligations.
The Fund is Subject to Risks Relating to Secured Loans. Most of the loans held by the Fund are expected to be secured. These investments may be subject to the risk that the Fund’s security interests in the underlying collateral are not properly or fully perfected. Compounding these risks, the collateral securing debt investments will often be subject to casualty or devaluation risks.
The Fund is Subject to Risks Relating to Senior Secured Debt and Unitranche Debt. When the Fund invests in senior secured term debt and unitranche debt, it will generally take a security interest in the available assets of these portfolio companies, including equity interests in their subsidiaries. There is a risk that the collateral securing the Fund’s investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a portfolio company’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies.
The Fund is Subject to Business and Credit Risks. Investments made by the Fund generally will involve a significant degree of financial and/or business risk. The securities in which the Fund invests may pay fixed, variable or floating rates of interest, and may include zero coupon obligations or interest that is paid-in-kind (which tend to increase business and credit risks if an investment becomes impaired because there would be little to no realized proceeds through cash interest payments prior to such impairment). These types of securities are subject to the risk of the issuer’s inability to make principal and interest payments on its obligations (i.e., credit risk) and are also subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).
Business risks may be more significant in smaller portfolio companies or those that are embarking on a build-up or operating turnaround strategy. Such companies may have no or short operating histories, new technologies and products and their management teams may have limited experience working together, all of which enhance the difficulty of evaluating these investment opportunities. The management of such companies will need to implement and maintain successful finance personnel and other operational strategies and resources in order to become and remain successful. Other substantial operational risks to which such companies are subject include uncertain market acceptance of the company’s services, a potential regulatory risk for new or untried and/or untested business models

(if applicable), products and services to the extent they relate to regulated activities in the relevant jurisdiction, high levels of competition among similarly situated companies, lower capitalizations and fewer financial resources and the potential for rapid organizational or strategic change. Such companies will have no or short operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow.
The Fund’s Investments May be Affected by Force Majeure Events. The instruments in which the Fund invests may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a portfolio company to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to a portfolio company of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more companies or its assets, could result in a loss, including if the Fund’s investment in such issuer is cancelled, unwound or acquired (which could be without what the Adviser considers to be adequate compensation). Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. To the extent the Fund is exposed to investments in issuers that as a group are exposed to such force majeure events, the Fund’s risks and potential losses are enhanced.
The Fund is Subject to Risks Relating to Infectious Diseases and Pandemics. Certain illnesses spread rapidly and have the potential to significantly adversely affect the global economy. Outbreaks such as the severe acute respiratory syndrome, avian influenza, H1N1/09, and, most recently, the coronavirus (COVID-19), or other similarly infectious diseases may have material adverse impacts on the Fund, the Adviser, their respective affiliates and portfolio companies. Actual pandemics, or fear of pandemics, can trigger market disruptions or economic turndowns with the consequences described above. The Adviser cannot predict the likelihood of disease outbreaks occurring in the future nor how such outbreaks may affect the Fund’s investments.
The outbreak of disease epidemics may result in the closure of the Adviser’s and/or a portfolio company’s offices or other businesses, including office buildings, retail stores and other commercial venues and could also result in: (a) the lack of availability or price volatility of raw materials or component parts necessary to a portfolio company’s business which may adversely affect the ability of a portfolio company to perform its obligations, (b) disruption of regional or global trade markets and/or the availability of capital, (c) the availability of leverage, including an inability to obtain indebtedness at all or to the Fund’s desired degree, and less favorable timing of repayment and other terms with respect to such leverage, (d) trade or travel restrictions which impact a portfolio company’s business and/or (e) a general economic decline and have an adverse impact on the Fund’s value, the Fund’s investments, or the Fund’s ability to make new investments.
If a future pandemic occurs (including a recurrence of COVID-19) during a period when the Fund expects to be harvesting its investments, the Fund may not achieve its investment objective or may not be able to realize its investments.
The Fund is Subject to Risks Relating to Inflation. Certain of our portfolio companies may be impacted by inflation as well as actions by central banks or monetary authorities, including the U.S. Federal Reserve, to address inflation. If such portfolio companies are unable pass any increases in their costs along to their customers, it could adversely affect their results and their ability to impacting their ability to pay interest and principal on our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations. In recent periods, the U.S. Federal Reserve and certain other central banks or monetary authorities have increased interest rates at significant levels and may continue to increase or maintain interest rates at increased levels. It is difficult to predict the magnitude or timing of these interest rate increases and the impact these actions will have on the Fund’s portfolio companies and the markets where they operate.

The Fund May Invest in Loans with Limited Amortization Requirements. The Fund may invest in loans that have limited mandatory amortization requirements. While such a loan may obligate a portfolio company to repay the loan out of asset sale proceeds or with annual excess cash flow, such requirements may be subject to substantial limitations and/or “baskets” that would allow a portfolio company to retain such proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that a portfolio company will not be able to repay or refinance the loans held by the Fund when they come due at their final stated maturity.
The Fund is Subject to Risks Relating to Potential Early Redemption of Some Investments. The terms of loans in which the Fund invests may be subject to early redemption features, refinancing options, prepayment options or similar provisions which, in each case, could result in the issuer repaying the principal of an obligation held by the Fund earlier than expected, either with no or a nominal prepayment premium. This may happen when there is a decline in interest rates, or when the borrower’s improved credit or operating or financial performance allows the refinancing of certain classes of debt with lower cost debt or when general credit market conditions improve. Assuming an improvement in the credit market conditions, early repayments of the debt held by the Fund could increase. There is no assurance that the Fund will be able to reinvest proceeds received from prepayments in assets that satisfy its investment objective, and any delay in reinvesting such proceeds may materially affect the performance of the Fund. Conversely, if the prepayment does not occur within the expected timeframe or if the debt does not otherwise become liquid, the Fund may make distributions in kind.
The Fund is Subject to Risks Relating to Licensing Requirements. Certain banking and regulatory bodies or agencies in or outside the United States may require the Fund, the Adviser and/or certain employees of the Adviser to obtain licenses or authorizations to engage in many types of lending activities including the origination of loans. It may take a significant amount of time and expense to obtain such licenses or authorizations and the Fund may be required to bear the cost of obtaining such licenses and authorizations. There can be no assurance that any such licenses or authorizations would be granted or, if granted, whether any such licenses or authorizations would impose restrictions on the Fund. Such licenses or authorizations may require the disclosure of confidential information about the Fund, Fund investors or their respective affiliates, including the identity, financial information and/or information regarding the Fund investors and their officers and trustees. The Fund may not be willing or able to comply with these requirements. Alternatively, the Adviser may be compelled to structure certain potential investments in a manner that would not require such licenses and authorizations, although such transactions may be inefficient or otherwise disadvantageous for the Fund and/or any relevant portfolio company, including because of the risk that licensing authorities would not accept such structuring alternatives in lieu of obtaining a license or authorization. The inability of the Fund or the Adviser to obtain necessary licenses or authorizations, the structuring of an investment in an inefficient or otherwise disadvantageous manner, or changes in licensing regulations, could adversely affect the Fund’s ability to implement its investment program and achieve its intended results.
The Fund is Subject to Risks Relating to Minority Investments and Joint Ventures. The Fund could make minority equity investments in entities in which the Fund does not control the business or affairs of such entities. In addition, the Fund could co-invest with other parties through partnerships, joint ventures or other entities and the Adviser may share management fees, incentive fees and/or other forms of compensation with such parties. It is possible that in some cases the Fund will have control over, or significant influence on, the decision making of joint ventures. However, in other cases, in particular with respect to certain terms, amendments and waivers related to the underlying loans, the joint venture partner may have controlling or blocking rights (including because certain decisions require unanimous approval of the joint venture partners) or a tie vote among joint venture partners may be resolved by an appointed third party. Where a joint venture partner or third party has controlling or blocking rights or decision-making power with respect to a joint venture matter, there can be no assurance that the matter will be resolved in the manner desired by the Fund. In addition, these types of voting arrangements may slow the decision-making process and hinder the joint venture’s ability to act quickly.
Cooperation among joint venture partners or co-investors on existing and future business decisions will be an important factor for the sound operation and financial success of any joint venture or other business in which the Fund is involved. In particular, a joint venture partner or co-investor may have economic or business interests or goals that are inconsistent with those of the Fund, and the Fund may not be in a position to limit or otherwise protect the value of one or more of the Fund’s investments. Disputes among joint venture partners or co-investors over obligations, expenses or other matters could have an adverse effect on the financial conditions or results of operations of the relevant businesses. In addition, the Fund may in certain circumstances be liable for actions of its joint venture partners.
In certain cases, conflicts of interest may arise between the Fund and a joint venture partner, for example, because the joint venture partner has invested in a different level of the issuer’s capital structure or because the joint venture partner has different investment goals or timelines. There can be no assurance that a joint venture partner with divergent interests from the Fund will cause the joint venture to be managed in a manner that is favorable to the Fund. In addition, it is anticipated that the Fund could be invested in debt instruments issued by a joint venture entity while one or more other clients managed by OHA will be invested in equity interests in such entity or vice versa, which presents certain potential conflicts of interest with respect to the capital structure of such entity.
The Fund is Subject to Risks from Provision of Managerial Assistance and Control Person Liability. The Fund may obtain rights to participate in the governance of certain of the Fund’s portfolio companies. In such instances, the Fund typically will designate board members to serve on the boards of portfolio companies. The designation of representatives and other measures contemplated could expose the assets of the Fund to claims by a portfolio company, its security holders and its creditors, including claims that the Fund is a controlling person and thus is liable for securities laws violations and other liabilities of a portfolio company. The exercise of control over a company may impose additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored. If these liabilities were to arise, the Fund might suffer a significant loss. These measures also could result in certain liabilities in the event of the bankruptcy or reorganization of a portfolio company, could result in claims against the Fund if the designated board members violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles, and could expose the Fund to claims that it has interfered in management to the detriment of a portfolio company. While the Adviser intends to operate the Fund in a way that will minimize the exposure to these risks, the possibility of successful claims cannot be precluded, nor can there be any assurance as to whether laws, rules, regulations and court decisions will be expanded or otherwise applied in a manner that is adverse to portfolio companies and the Fund and the Fund investors.
The Fund is Subject to Risks of Investments in Certain Countries. The Fund may make investments in a number of different countries, including in emerging markets, some of which may prove unstable. Depending on the country in which a portfolio company is located, such investments may involve a number of risks, including the risk of adverse political developments such as nationalization, confiscation without fair compensation or war, and the risk of regulations which might prevent the implementation of cost cutting or other operational improvements.
A portion of the Fund’s assets may be invested in loans denominated in currencies other than the U.S. dollar or the price of which is determined with references to such currencies. As a result, any fluctuation in exchange rates will affect the value of investments. To the extent it holds non-U.S. dollar-denominated assets, the Fund generally expects to employ hedging techniques designed to reduce the risk of adverse movements in currency exchange rates. Furthermore, the Fund may incur costs in connection with conversions between various currencies.
Investments in corporations or assets in certain countries may require significant government approvals under corporate, securities, exchange control, foreign investment and other similar laws. In addition, such investments may give rise to taxes in local jurisdictions, for which a Fund investor may not be entitled to any corresponding credit or tax benefit to a Fund investor. Such investments may also give rise to tax filing obligations for Fund investors in these jurisdictions, although the Adviser may structure such investments so as to prevent such obligations from being imposed on Fund investors. Also, some governments from time to time may impose restrictions intended to prevent capital flight, which may, for example, involve punitive taxation (including high withholding taxes) on certain securities or asset transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate the local currency. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors.

The availability of information within developing countries and emerging market jurisdictions, including information concerning their economies and the securities of companies in such countries, and the amount of government supervision and regulation of private companies in developing countries, generally is more limited than is the case in more developed countries. The accounting, auditing and financial reporting standards and practices of certain countries may not be equivalent to those employed in more developed countries and may differ in fundamental respects. Accordingly, the Fund’s ability to conduct due diligence in connection with their investments and to monitor the investments may be adversely affected by these factors. The Fund may not be in a position to take legal or management control of its investments in certain countries. It may have limited legal recourse in the event of a dispute, and remedies might have to be pursued in the courts of the country in question where it may be difficult to obtain and enforce a judgment. These risks are likely to be more pronounced for investments in companies located in emerging markets. The Fund may have limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited.
The Fund is Subject to Risks Relating to the Euro, the Eurozone and Brexit. On January 31, 2020 the United Kingdom (the “UK”) formally left the European Union (the “EU”). Following its withdrawal from the EU, the UK entered into a transition period, during which EU law continued to apply in the UK whilst the UK government and the EU negotiated the terms of their future relationship. The transition period expired on December 31, 2020, and EU law no longer applies in the UK. The UK and the EU have agreed to a trade and cooperation agreement pursuant to which there will be no tariffs or quotas on goods traded between the UK and the EU. However, services are not comprehensively covered in the agreement and negotiations are ongoing in relation to provision of financial services in particular. Political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. It also remains possible that the UK’s withdrawal from the EU may lead to a call for similar referenda in other European jurisdictions, which may cause increased economic volatility in the European and global markets.
This mid to long-term uncertainty may have an adverse effect on the economy generally and on the ability of the Fund to execute its strategy and to receive attractive returns. In particular, currency volatility may mean that the returns of the Fund are adversely affected by market movements and may make it more difficult, or more expensive, for the Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of investments located in the UK or Europe.
In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its portfolio companies or its investments.
The Fund is Subject to Risks Related to the Invasion of Ukraine. On February 24, 2022, Russia launched a full-scale military invasion of Ukraine. In response, countries worldwide, including the United States, have imposed sanctions against Russia on certain businesses and individuals, including, but not limited to, those in the banking, import and export sectors. This invasion has led, is currently leading, and for an unknown period of time will continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. These disruptions caused by the invasion have included, and may continue to include, political, social, and economic disruptions and uncertainties that may affect our business operations or the business operations of our portfolio companies.
The Fund is Subject to Risks Relating to its Hedging Strategy and Policies. The Fund generally expects to employ hedging or other risk management techniques designed to reduce the risk of adverse interest rate or currency movements, credit market risk and certain other risks. There can be no assurance that any hedging transactions will be successful or comprehensive. For example, the Fund may not be able to or may elect not to hedge interest payments in foreign currencies. Similarly, the Fund may hedge certain credit markets generally in order to seek to provide overall risk reduction to the Fund. The variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater, or gains smaller, than losses or gains, as the case may be, in the value of the underlying position. While the transactions implementing such hedging strategies may reduce certain risks, such transactions themselves may entail certain other risks, such as the risk that counterparties to such transactions may default on their obligations and the risk that the prices and/or cash flows being hedged behave differently than expected. Thus, while the Fund may benefit from the use of hedging mechanisms, unanticipated changes in interest rates, currency exchange rates, commodity prices, securities prices or credit market movements may result in a poorer overall performance for the Fund than if it had not entered into such hedging transactions. Additionally, hedging transactions will add to the cost of an investment, may require ongoing cash payments to counterparties, may subject the Fund to the risk that the counterparty defaults on its obligations, and may produce different economic or tax consequences to the Fund investors than would apply if the Fund had not entered into such hedging transactions. The Fund may engage in short selling and use derivative instruments (including commodities hedging instruments) in implementing hedging transactions, including futures contracts, forward contracts, and options. Furthermore, upon the bankruptcy, insolvency or liquidation of any counterparty, the Fund may be deemed to be a general unsecured creditor of such counterparty and could suffer a total loss with respect to any positions and/or transactions with such counterparty.
The Fund is Subject to Risks Relating to Derivatives. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may, directly or indirectly, use various derivative instruments including options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities and swap agreements for hedging and risk management purposes. The Fund also may use derivative instruments to approximate or achieve the economic equivalent of an otherwise permitted investment (as if the Fund directly invested in the loans, claims or securities of the subject issuer) or if such instruments are related to an otherwise permitted investment. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses that would not occur if such instruments had not been used. The use of derivative instruments may entail risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk and counterparty risk.
Changes in Interest Rates May Adversely Affect the Fund’s Investments. Many loans, especially fixed rate loans, decline in value when long-term interest rates increase. Declines in market value may ultimately reduce earnings or result in losses to the Fund, which may negatively affect cash available for distribution to Fund investors. In addition, in a low interest rate environment, borrowers may be less likely to prepay their debts and loans may therefore remain outstanding for a longer period of time.
The Fund is Subject to Risks Relating to Contingent Liabilities. The Fund is expected to incur contingent liabilities in connection with an investment from time to time. For example, in connection with the disposition of an investment, the Fund may be required to make representations about the business and financial affairs of the underlying assets or business, or be responsible for the contents of disclosure documents. These arrangements may result in the incurrence of accrued expenses, liabilities or contingencies for which the Fund may establish reserves or escrow accounts. The Fund also expects to invest in a delayed draw or revolving credit facility. If the borrower subsequently draws down on the facility, the Fund would be obligated to fund the amounts due. The Fund may incur numerous other types of contingent liabilities. There can be no assurance that the Fund will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on the Fund.
The Fund is Subject to Risks Relating to High Yield Debt. The Fund may invest a portion of its assets in “higher yielding” (and, therefore, generally higher risk) debt securities when the Adviser believes that debt securities offer opportunities for capital appreciation. In most cases, such debt will be rated below “investment grade” or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. There are no restrictions on the credit quality of the Fund’s loans. The market for high-yield securities has experienced periods of volatility and reduced liquidity. The market values of certain of these debt securities may reflect individual corporate developments. It is likely that a general economic recession or a major decline in the demand for products and services, in which the obligor operates, could have a materially adverse impact on the value of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these debt securities.
The Fund is Subject to Risks Relating to Investments in Unsecured Debt. The Fund may invest a portion of its committed capital in unsecured indebtedness, whereas all or a significant portion of the issuer’s senior indebtedness may be secured. In such situations, the ability of the Fund to influence a portfolio company’s affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of senior creditors.
The Fund is Subject to Risks Relating to Subordinated Loans. The Fund may acquire and/or originate subordinated loans. If a borrower defaults on a subordinated loan or on debt senior to the Fund’s loan, or in the event of the bankruptcy of a borrower, the loan held by the Fund will be satisfied only after the senior loans are repaid in full. Under the terms of typical subordination agreements, senior creditors may be able to block the acceleration of the subordinated debt or the exercise by holders of subordinated debt of other rights they may have as creditors. Accordingly, the Fund may not be able to take the steps necessary or sufficient to protect its investments in a timely manner or at all. In addition, subordinated loans may not always be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency. If a borrower declares bankruptcy, the Fund may not have full or any recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. Further, the Adviser’s ability to amend the terms of the Fund’s loans, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings may be limited by intercreditor arrangements. In addition, the risks associated with subordinated loan securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) may adversely affect the borrower’s ability to pay principal and interest on its loan. Many obligors on subordinated loan securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, may also adversely affect such obligors’ ability to meet debt service obligations. The level of risk associated with investments in subordinated loans increases if such investments are loans of distressed or below investment grade issuers. Default rates for subordinated loan securities have historically been higher than has been the case for investment grade securities.
The Fund is Subject to Risks Relating to Non-Recourse Obligations. The Fund may invest in non-recourse obligations of issuers. Such obligations are payable solely from proceeds collected in respect of collateral pledged by an issuer to secure such obligations. None of the owners, officers, directors or incorporators of the issuers, board members, any of their respective affiliates or any other person or entity will be obligated to make payments on the obligations. Consequently, the Fund, as holder of the obligations, must rely solely on distributions of proceeds of collateral debt obligations and other collateral pledged to secure obligations for payments due in respect of principal thereof and interest thereon. If distributions of such proceeds are insufficient to make payments on the obligations, no other assets will be available for such payments and following liquidation of all the collateral, the obligations of the issuers to make such payments will be extinguished.
The Fund is Subject to Risks Relating to Publicly Traded Securities. Although not the investment focus of the Fund, the Fund is not prohibited from investing in publicly traded equity and debt securities. These investments are subject to certain risks, including the risk of loss from counterparty defaults, the risks arising from the volatility of the global fixed-income and equity markets, movements in the stock market and trends in the overall economy, increased obligations to disclose information regarding such companies, increased likelihood of shareholder litigation against such companies’ board members, which may include OHA personnel, regulatory action by the SEC and increased costs associated with each of the aforementioned risks. When buying a publicly traded security or other publicly traded instruments, the Fund may be unable to obtain financial covenants or other contractual rights that the Fund might otherwise be able to obtain in making privately negotiated investments. Moreover, the Fund may not have the same access to information in connection with investments in publicly traded securities or other publicly traded instruments, either when investigating a potential investment or after making an investment, as compared to a privately-negotiated investment. Publicly traded securities that are rated by rating agencies are often reviewed and may be subject to downgrade, which generally results in a decline in the market value of such security. Furthermore, the Fund may be limited in its ability to make investments and to sell existing investments in public securities or other publicly traded instruments because OHA may have material, non-public information regarding the issuers of those securities or as a result of other OHA policies. Accordingly, there can be no assurance that the Fund will make investments in public securities or other publicly traded instruments or, if it does, as to the amount it will invest. The inability to sell such securities or instruments in these circumstances could materially adversely affect the investment results of the Fund.

The Fund is Subject to Risks Associated with Originating Loans to Companies in Distressed Situations. As part of its lending activities, the Fund or its affiliates may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. Issuers of lower-rated securities generally are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, lower-rated investments may be thinly traded and there may be no established secondary or public market. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.
The Fund is Subject to Risks Associated with Investments that May Become Distressed. The Fund may make investments that become distressed due to factors outside the control of the Adviser. There is no assurance that there will be sufficient collateral to cover the value of the loans and/or other investments purchased by the Fund or that there will be a successful reorganization or similar action of the company or investment which becomes distressed. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the Fund investors adequately for the risks assumed. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damage suffered by parties as a result of such actions. In addition, under circumstances involving a portfolio company’s insolvency, payments to the Fund and distributions by the Fund to the Fund investors may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. Investments in restructurings involving non-U.S. portfolio companies may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These considerations will differ depending on the country in which each portfolio company is located or domiciled.
Troubled company and other asset-based investments require active monitoring and may, at times, require participation in business strategy or reorganization proceedings by the Adviser. To the extent that the Adviser becomes involved in such proceedings, the Fund may have participated more actively in the affairs of the company than that assumed generally by a passive investor. In addition, involvement by the Adviser in an issuer’s or portfolio company’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its position in the issuer and/or portfolio company. Such investments would likely take more time to realize before generating any returns and may not pay Current proceeds during the course of reorganization, which would delay the return of capital to Fund investors.
The Fund is Subject to Risks Associated with Acquisitions of Portfolios of Loans. The Fund may invest in portfolios of loans. The Fund is unlikely to be able to evaluate the credit or other risks associated with each of the underlying borrowers or negotiate the terms of underlying loans as part of its acquisition but instead must evaluate and negotiate with respect to the entire portfolio of loans or, in the case where the Fund invests in contractual obligations to purchase portfolios of loans subsequently originated by a third party, with respect to the origination and credit selection processes of such third party rather than based on characteristics of a static portfolio of loans. As a result, one or more of the underlying loans in a portfolio may not include some of the characteristics, covenants and/or protections generally sought when the Fund acquires or originates individual loans. Furthermore, while some amount of defaults are expected to occur in portfolios, defaults in or declines in the value of investments in excess of these expected amounts may have a negative impact on the value of the portfolio and may reduce the return that the Fund receives in certain circumstances.
The Fund is Subject to Risks Associated with Revolver, Delayed-Draw and Line of Credit Investments. The Fund is expected to, from time to time, incur contingent liabilities in connection with an investment. For example, the Fund expects to participate in one or more investments that are structured as “revolvers,” “delayed-draws” or “lines of credit.” These types of investments generally have funding obligations that extend over a period of time, and if the portfolio company subsequently draws down on the revolver or delayed-draw facility or on the line of credit, the Fund would be obligated to fund the amounts due. However, there can be no assurance that a borrower will ultimately draw down on any such loan, in which case the Fund may never fund the investment (in full or in part), which may result in the Fund not fully deploying its capital. There can be no assurance that the Fund will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on the Fund.
It is possible that a revolver, delayed-draw or line of credit investment would be bifurcated by the Adviser into separate investments, with certain investors (which may or may not include the Fund) participating in the initial drawdowns and other investors (which may or may not include the Fund) participating in the later drawdowns. In this situation, it is possible that investors that participate in the initial funding of an investment may receive certain economic benefits in connection with such initial funding, such as original issue discount, closing payments, or commitment fees and these benefits are expected to be allocated based on participation in the initial funding, regardless of participation in future funding obligations. Conversely, the investors participating only in the later funding obligations will have the benefit of the most recent portfolio company performance information in evaluating their investment whereas the investors that participated in the initial drawdowns (which may or may not include the Fund) will be obligated in any event to fund such later funding obligations. In certain cases, the Fund may participate in the initial funding of an investment, but may not participate in later-arising funding obligations (i.e., the revolver, delayed-draw or line of credit portions) related to such investment, including because of capacity limitations that an investment vehicle may have for making new revolver, delayed-draw investments or lines of credit or because OHA forms a new investment fund focused on investing in revolvers, delayed-draw investments and lines of credit. As a result, the Fund may be allocated a smaller or larger portion of revolver, delayed-draw investments or lines of credit than other investors participating in the loan. Where the Fund and any other participating investors have not participated in each funding of an investment on a pro rata basis, conflicts of interest may arise between the Fund and the other investors as the interests of the Fund and the other investors may not be completely aligned with respect to such investment. In addition, a revolver, delayed draw investment or line of credit may be senior to the rest of the loan or to the initial funding, and as a result, the interests of the Fund may not be aligned with other participating investors. There can be no assurance that the Fund will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on the Fund.
The Fund is Subject to Risks Associated with Subordinated Debt Tranches. The Fund may make investments in securities, including senior or subordinated and equity tranches, issued by collateralized loan obligations (“CLOs”), including CLOs for which OHA or its subsidiary acts as collateral manager. Investments in CLO securities are complex and are subject to a number of risks related to, among other things, changes in interest rates, the rate of defaults and recoveries in the collateral pool, prepayment rates, terms of loans purchased to replace loans in the collateral pool which have pre-paid, the exercise of remedies by more senior tranches and the possibility that no market will exist when the Fund seeks to sell its interests in CLO securities. If a CLO fails to satisfy one of the coverage tests provided in its indenture, all distributions on those CLO securities held by the Fund will cease until that CLO brings itself back into compliance with such coverage tests. CLO securities represent leveraged investments in the underlying collateral held by the CLO issuer. The use of leverage creates risk for the holders because the leverage increases their exposure to losses with respect to the collateral. As a result, the occurrence of defaults with respect to only a small portion of the collateral could result in the substantial or complete loss of the investment in the CLO securities. Payments of principal of, and interest on, debt issued by CLOs, and dividends and other distributions on subordinated and equity tranches of a CLO, are subject to priority of payments. CLO equity is subordinated to the prior payment of all obligations under debt securities. Further, in the event of default under any debt securities issued by a CLO, and to the extent that any elimination, deferral or reduction in payments on debt securities occurs, such elimination will be borne first by CLO equity and then by the debt securities in reverse order of seniority. Thus, the greatest risk of loss relating to defaults on the collateral held by CLOs is borne by the CLO equity.
The Fund is Subject to Risks Associated with Forming CLOs. To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers.

If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.
In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.
The collateral manager for a CLO that we create may be the Fund, the Adviser or an affiliate, and such collateral manager may be entitled to receive compensation for structuring and/or management services. To the extent the Adviser or an affiliate other than the Fund serves as collateral manager and the Fund is obligated to compensate the Adviser or the affiliate for such services, we, the Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional fees to the Adviser or the affiliate in connection therewith. To the extent the Fund serves as collateral manager, the Fund will receive no fees for providing such collateral management services.
The Fund is Subject to Risks Associated with Covenant-Lite Loans. Although the Fund generally expects the transaction documentation of some portion of the Fund’s investments to include covenants and other structural protections, a portion of the Fund’s investments may be composed of so-called “covenant-lite loans.” Generally, covenant-lite loans either do not have certain maintenance covenants that would require the issuer to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the issuer to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. Ownership of covenant-lite loans may expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure loans, than is the case with loans that have financial maintenance covenants. As a result, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the issuer’s ability to comply with its obligations under the loan.
The Fund is Subject to Risks Associated with Investing in Equity. Although not a focus of its investment strategy, the Fund could from time to time make equity investments. The value of these securities generally will vary with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if it invests in equity of issuers whose performance diverges from the Adviser’s expectations or if equity markets generally move in a single direction and the Fund has not hedged against such a general move. Equity investments generally will not feature any structural or contractual protections or payments that the Fund may seek in connection with its debt investments. In addition, investments in equity may give rise to additional taxes and/or risks and the Fund may hold these investments through entities treated as corporations for U.S. federal income tax purposes or other taxable structures which may reduce the return from such investments.
The Fund is Subject to Risks Associated with Investing in Convertible Securities. Although not a focus of its investment strategy, the Fund could from time to time make investments in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock, in each case, until the convertible security matures or is redeemed, converted or exchanged. Because of their embedded equity component, the value of convertible securities is sensitive to changes in equity volatility and price and a decrease in equity volatility and price could result in a loss for the Fund. The debt characteristic of convertible securities also exposes the Fund to changes in interest rates and credit spreads. The value of the convertible securities may fall when interest rates rise or credit spreads widen. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund’s exposure to these risks may be unhedged or only partially hedged.
The Fund is Subject to Risks Associated with Investing in Structured Credit Instruments. The Fund may invest in structured credit instruments. Structured securities are extremely complex and are subject to risks related to, among other things, changes in interest rates, the rate of defaults in the collateral pool, the exercise of redemption rights by more senior tranches and the possibility that a liquid market will not exist in when the Fund seeks to sell its interest in a structured security.
The Fund is Subject to Risks Associated with Assignments and Participations. The Fund may acquire investments directly, by way of assignment or indirectly by way of participation. The purchaser of an assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the loan obligation. In contrast, participations acquired in a portion of a loan obligation held by a selling institution typically result in a contractual relationship only with such selling institution, not with the obligor. Therefore, holders of indirect participation interests are subject to additional risks not applicable to a holder of a direct assignment interest in a loan. In purchasing a participation, the Fund generally would have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such loan obligation, nor any rights of set-off against the obligor, and the Fund may not directly benefit from the collateral supporting the loan obligation in which it has purchased the participation. As a result, the Fund would assume the credit risk of both the obligor and the selling institution, which would remain the legal owner of record of the applicable loan. In the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of the selling institution in respect of the participation, may not benefit from any set-off exercised by the selling institution against the obligor and may be subject to any set-off exercised by the obligor against the selling institution. Assignments and participations are typically sold strictly without recourse to the selling institution, and the selling institution generally will make no representations or warranties about the underlying loan, the portfolio companies, the terms of the loans or any collateral securing the loans. Certain loans have restrictions on assignments and participations which may negatively impact the Fund’s ability to exit from all or part of its investment in a loan. In addition, if a participation interest is purchased from a selling institution that does not itself retain any portion of the applicable loan, such selling institution may have limited interests in monitoring the terms of the loan agreement and the continuing creditworthiness of the borrower.
The Fund is Subject to Risks Relating to Fraudulent Conveyances and Voidable Preferences by Issuers. Under U.S. legal principles, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness (including a bankruptcy trustee), if a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness or for granting security, and that after giving effect to such indebtedness or such security, the issuer: (a) was insolvent, (b) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital, or (c) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate and avoid, in whole or in part, the obligation underlying an investment of the Fund as a constructive fraudulent conveyance. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence.
In addition, it is possible a court may invalidate, in whole or in part, the indebtedness underlying an investment of the Fund as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the obligor or recover amounts previously paid by the obligor in satisfaction of such indebtedness. Moreover, in the event of the insolvency of an issuer of a portfolio company, payments made on its indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before the portfolio company becomes a debtor in a bankruptcy case.
Even if the Fund does not engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance or preference law, there can be no assurance as to whether any lending institution or other party from which the Fund may acquire such indebtedness, or any prior holder of such indebtedness, has not engaged in any such conduct (or any other conduct that would subject such indebtedness to disallowance or subordination under insolvency laws) and, if it did engage in such conduct, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund so that the Fund’s claim against the issuer would be disallowed or subordinated.
The Fund is Subject to Risks Related to Bankruptcy. One or more of the issuers of an investment held by the Fund may become involved in bankruptcy or similar proceedings. There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are adversarial and beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a court would not approve actions which may be contrary to the interests of the Fund. Reorganizations can be contentious and adversarial. Participants may use the threat of, as well as actual, litigation as a negotiating technique. Second, the duration of a bankruptcy case can only be roughly estimated. The bankruptcy process can involve substantial legal, professional and administrative costs to the company and the Fund, it is subject to unpredictable and lengthy delays, and during the process the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. Any of these factors may adversely affect the return on a creditor’s investment. Third, U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class. Fourth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be substantial. Fifth, a bankruptcy may result in creditors and equity holders losing their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor. Sixth, the Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case, and it is possible that such purchase may be disallowed by a court if it determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.
Further, several judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated an implied or contractual duty of good faith and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or shareholders. Because of the nature of certain of the investments, the Fund could be subject to allegations of lender liability. Because of the potential of the Adviser to have investments in several positions in the same, different or overlapping levels of a portfolio company’s capital structure, the Fund may be subject to claims from creditors of a portfolio company that the investments should be equitably subordinated to the payment of other obligations of the portfolio company by reason of the conduct of the Fund, the Adviser or their respective affiliates. In addition, under certain circumstances, a U.S. bankruptcy court could also recharacterize claims held by the Fund as equity interests, and thereby subject such claims to the lower priority afforded equity claims in certain restructuring scenarios.
The Fund is Subject to Risks Relating to Exit Financing. The Fund may invest in portfolio companies that are in the process of exiting, or that have recently exited, the bankruptcy process. Post-reorganization securities typically entail a higher degree of risk than investments in securities that have not undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. If the Adviser’s evaluation of the anticipated outcome of an investment situation should prove incorrect, the Fund could experience a loss.
The Fund is Subject to Risks Relating to Bankruptcy Involving Non-U.S. Companies. Investment in the debt of financially distressed companies domiciled outside the United States involves additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain, while other developing countries may have no bankruptcy laws enacted, adding further uncertainty to the process for reorganization.
The Fund is Subject to Risks Relating to Creditors’ Committee and/or Board Participation. In connection with some of the investments, the Fund may, but is not obligated to, seek representation on official and unofficial creditors’ committees and/or boards (or comparable governing bodies) of the portfolio companies. While such representation may enable the Adviser to enhance the value of the investments, it may also prevent the Fund from disposing of the investments in a timely and profitable manner, because serving on a creditors’ committee increases the possibility that the Fund will be deemed an “insider” or a “fiduciary” of the portfolio company. If the Adviser concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund, it may resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. If representation on a creditors’ committee or board causes the Fund or the Adviser to be deemed affiliates or related parties of the portfolio company, the securities of such portfolio company held by the Fund may become restricted securities, which are not freely tradable. Participation on a creditors’ committee and/or board representation may also subject the Fund to additional liability to which they would not otherwise be subject as an ordinary course, third-party investor. The Fund will indemnify the Adviser or any other person designated by the Adviser for claims arising from such board and/or committee representation, which could adversely affect the return on the investments, subject to certain limitations. The Fund will attempt to balance the advantages and disadvantages of such representation when deciding whether and how to exercise its rights with respect to such portfolio companies, but changes in circumstances could produce adverse consequences in particular situations.
The Fund is Subject to Risks of Investments in Special Situations. The Fund’s investments may involve investments in ‘event-driven’ special situations such as recapitalizations, spinoffs, corporate and financial restructurings, litigation or other liability impairments, turnarounds, management changes, consolidating industries and other catalyst-oriented situations. Investments in such securities are often difficult to analyze, have limited trading histories and have limited in-depth research coverage and, therefore, may present an increased risk of loss to the Fund.
The Fund is Subject to Risks Associated with Real Estate. The Fund may invest in mortgage-backed securities, individual mortgages and other real estate credit investments. Investments in mortgage-backed securities are subject to the risks applicable to the risks described above in “– Risks Associated with Subordinated Debt Tranches,” as well as the risks applicable to real estate investments generally. With respect to particular real estate credit investments, real estate debt instruments that are in default may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of such debt instruments. Even if a restructuring were successful, a risk exists that upon maturity of such real estate debt instrument, replacement “takeout” financing will not be available. It is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate debt instruments purchased by the Fund. The foreclosure process can be lengthy, uncertain and expensive. Real estate risks typically include fluctuations in the real estate markets, slowdown in demand for the purchase or rental of properties, changes in the relative popularity of property types and locations, the oversupply of a certain type of property, changes in regional, national and international economic conditions, adverse local market conditions, the financial conditions of tenants, buyers and sellers of properties, changes in building, environmental, zoning and other laws and other governmental rules and fiscal policies, changes in real property tax rates or the assessed values of the investments, changes in interest rates and the availability or terms of debt financing, changes in operating costs, risks due to dependence on cash flow, environmental claims arising in respect of real estate acquired with undisclosed or unknown environmental problems or as to which inadequate reserves had been established, uninsured casualties, risks due to dependence on cash flow and risks and operating problems arising out of the presence of certain construction materials, unavailability of or increased cost of certain types of insurance coverage, such as terrorism insurance, fluctuations in energy prices, acts of God, natural disasters and uninsurable losses, acts of war (declared and undeclared), terrorist acts, strikes and other factors which are not within the control of the Adviser.
The Fund is Subject to Risks Associated with Investments in Portfolio Companies in Regulated Industries. Certain industries are heavily regulated. The Fund may make loans to borrowers operating in industries that are subject to greater amounts of regulation than other industries generally. These more highly regulated industries may include, among others, energy and power, gaming and healthcare. Investments in borrowers that are subject to a high level of governmental regulation pose additional risks relative to loans to other companies generally. Changes in applicable laws or regulations, or in the interpretations of these laws and regulations, could result in increased compliance costs or the need for additional capital expenditures. If a portfolio company fails to comply with these requirements, it could also be subject to civil or criminal liability and the imposition of fines. A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Governments have considerable discretion in implementing regulations that could impact a portfolio company’s business, and governments may be influenced by political considerations and may make decisions that adversely affect a portfolio company’s business. Additionally, certain portfolio companies may have a unionized workforce or employees who are covered by a collective bargaining agreement, which could subject any such portfolio company’s activities and labor relations matters to complex laws and regulations relating thereto. Moreover, a portfolio company’s operations and profitability could suffer if it experiences labor relations problems. A work stoppage at one or more of any such portfolio company’s facilities could have a material adverse effect on its business, results of operations and financial condition. Any such problems additionally may bring scrutiny and attention to the Fund, which could adversely affect the Fund’s ability to implement its investment objective.
The Fund is Subject to Risks Associated with Investments in Original Issue Discount and Payment-In-Kind Instruments. To the extent that we invest in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:
•the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;
•original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;
•an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Adviser’s future base management fees which, thus, increases the Adviser’s future income incentive fees at a compounding rate;
•market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;
•even if the conditions for income accrual under accounting principles generally accepted in the United States (“GAAP”) are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;
•for accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;
•the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to maintain tax treatment as a RIC for US federal income tax purposes; and
•original issue discount may create a risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.
In addition, the part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that accrues prior to being received in cash, such as original issue discount, market discount, and income arising from debt instruments with PIK interest or zero coupon securities. If a portfolio company defaults on a loan that provides for such accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, and the Adviser will have no obligation to refund any fees it received in respect of such accrued income.
The Fund is Subject to Risks Arising from Entering into a TRS Agreement. A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly.
A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.
The Fund is Subject to Risks Associated with Repurchase Agreements. Subject to our investment objective and policies, it is possible the Fund could invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
The Fund is Subject to Risks Relating to Securities Lending Agreements. The Fund could from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, would at least equal 150% (equivalent to $2 of debt outstanding for each $1 of equity) immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Advisory Agreement, will invest the Fund’s cash collateral in accordance with the Fund’s investment objective and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.
The Fund may invest the cash collateral received only in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.
Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.
Risks Relating to Certain Regulatory and Tax Matters
The Fund is Subject to Risks Relating to Regulations Governing the Fund’s Operation as a BDC. The Fund will not generally be able to issue and sell its Common Shares at a price below the NAV per share. The Fund may, however, sell Common Shares, or warrants, options or rights to acquire the Fund’s Common Shares, at a price below the then-current NAV per share of the Fund’s Common Shares if the Fund’s Board determines that such sale is in the Fund’s best interests, and if investors approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of the Fund’s Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing common shares or senior securities convertible into, or exchangeable for, its common shares, then the percentage ownership of investors at that time will decrease, and investors may experience dilution.
The Fund Must Invest a Sufficient Portion of Assets in Qualifying Assets. The Fund may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of the Fund’s total assets are qualifying assets.
The Fund believes that most of the investments that it may acquire in the future will constitute qualifying assets. However, the Fund may be precluded from investing in what it believes to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If the Fund does not invest a sufficient portion of its assets in qualifying assets, it could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent the Fund, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require the

Fund to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If the Fund needs to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. The Fund may not be able to find a buyer for such investments and, even if a buyer is found, the Fund may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
If the Fund does not maintain its status as a BDC, it would be subject to regulation as a registered closed-end management investment company under the 1940 Act. As a registered closed-end management investment company, the Fund would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease its operating flexibility.
The Fund May Incur Significant Costs as a Result of Being an Exchange Act Reporting Company. If the Fund conducts a public offering and list its shares on a national securities exchange, it will be subject to the reporting requirements under the Exchange Act. As an Exchange Act reporting company, the Fund would incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.
The Fund is not currently required to comply with the requirements of the Sarbanes-Oxley Act, including the internal control evaluation and certification requirements of Section 404 of that statute (“Section 404”), and the Fund will not be required to comply with certain of those requirements until it has been subject to the reporting requirements of the Exchange Act for a specified period of time. However, under current SEC rules, after listing the Fund will be required to report on its internal control over financial reporting pursuant to Section 404. The Fund will be required to review on an annual basis its internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in internal control over financial reporting. Accordingly, the Fund’s internal controls over financial reporting do not currently meet all of the standards contemplated by Section 404 that the Fund will eventually be required to meet. In the event of a listing, the Fund will address its internal controls over financial reporting and establish formal procedures, policies, processes and practices related to financial reporting and to the identification of key financial reporting risks, assessment of their potential impact and linkage of those risks to specific areas and activities within the Fund’s organization.
Prior to a listing, the Fund will begin the process of documenting its internal control procedures to satisfy the requirements of Section 404, which requires annual management assessments of the effectiveness of internal controls over financial reporting. The Fund’s independent registered public accounting firm will not be required to formally attest to the effectiveness of its internal control over financial reporting until the later of the year following its first annual report required to be filed with the SEC, or the date the Fund is no longer an emerging growth company under the JOBS Act. Because the Fund does not currently have comprehensive documentation of its internal controls and has not yet tested any internal controls in accordance with Section 404, the Fund cannot conclude in accordance with Section 404 that it does not have a material weakness in internal controls or a combination of significant deficiencies that could result in the conclusion that the Fund has a material weakness in internal controls. After a listing, the Fund will, as a public entity, be required to complete its initial assessment in a timely manner. If the Fund is not able to implement the requirements of Section 404 in a timely manner or with adequate compliance following a listing, the Fund’s operations, financial reporting or financial results could be adversely affected. Matters impacting internal controls may cause the Fund to be unable to report its financial information on a timely basis and thereby subject the Fund to adverse regulatory consequences, including sanctions by the SEC or violations of applicable stock exchange listing rules, and result in a breach of the covenants under the agreements governing any of the Fund’s financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in the Fund and the reliability of the Fund’s financial statements. Confidence in the reliability of the Fund’s financial statements could also suffer if the Fund or its independent registered public accounting firm were to report a material weakness in the Fund’s internal controls over financial reporting.
New or Modified Laws or Regulations Governing Our Operations May Adversely Affect Our Business. The Fund’s portfolio companies and the Fund are subject to regulation by-laws at the U.S. federal, state, and local levels.

These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations, and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on the Fund’s business. The effects of such laws and regulations on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. President Biden may support an enhanced regulatory agenda that imposes greater costs on all sectors and on financial services companies in particular.
Future legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress may negatively impact the operations, cash flows or financial condition of the Fund or its portfolio companies, impose additional costs on portfolio companies or the Fund intensify the regulatory supervision of the Fund or its portfolio companies or otherwise adversely affect the Fund’s business or the business of its portfolio companies. Laws that apply to the Fund, either now or in the future, are often highly complex and may include licensing requirements. The licensing process can be lengthy and can be expected to subject the Fund to increased regulatory oversight. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund or the Adviser to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund. In addition, if the Fund does not comply with applicable laws and regulations, it could lose any licenses that it then holds for the conduct of its business and may be subject to civil fines and criminal penalties.
Additionally, changes to the laws and regulations governing Fund operations, including those associated with RICs, may cause the Fund to alter its investment strategy in order to avail itself of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to the Fund’s strategies and plans and may shift the Fund’s investment focus from the areas of expertise of the Adviser to other types of investments in which the Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of an investor’s investment. If the Fund invests in commodity interests in the future, the Adviser may determine not to use investment strategies that trigger additional regulation by the CFTC or may determine to operate subject to CFTC regulation, if applicable. If the Adviser or the Fund were to operate subject to CFTC regulation, the Fund may incur additional expenses and would be subject to additional regulation.
In addition, certain regulations applicable to debt securitizations implementing credit risk retention requirements that have taken effect in both the U.S. and in Europe may adversely affect or prevent the Fund from entering into securitization transactions. These risk retention rules will increase the Fund’s cost of funds under, or may prevent the Fund from completing, future securitization transactions. In particular, the U.S. Risk Retention Rules require the sponsor (directly or through a majority-owned affiliate) of a debt securitization, such as CLOs, in the absence of an exemption, to retain an economic interest in the credit risk of the assets being securitized in the form of an eligible horizontal residual interest, an eligible vertical interest, or a combination thereof, in accordance with the requirements of the U.S. Risk Retention Rules. Given the more attractive financing costs associated with these types of debt securitizations as opposed to other types of financing available (such as traditional senior secured facilities), this increases our financing costs, which increases the financing costs ultimately be borne by the Fund’s investors.
Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension by the Biden Administration could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of the Fund or otherwise adversely affect the Fund’s business, financial condition and results of operations.
Changes to the Dodd-Frank Act May Adversely Impact the Fund. The enactment of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other financial regulations curtailed certain investment activities of U.S. banks. As a result, alternative providers of capital (such as the Fund) were able to access certain investment opportunities on a larger scale. If the restrictions under the Dodd-Frank Act are curtailed or repealed, banks may be subject to fewer restrictions on their investment activities, thereby increasing competition with the Fund for potential investment opportunities. As a result, any changes to the Dodd-Frank Act may adversely impact the Fund.
The Fund is Subject to Risks Relating to Pay-to-Play Laws, Regulations and Policies. Many states, their subdivisions and associated pension plans have adopted so-called “pay-to-play” laws, rules, regulations or policies which prohibit, restrict or require disclosure of payments to, and/or certain contacts with, certain politicians or officials associated with public entities by individuals and entities seeking to do business with related entities, including seeking investments by public retirement funds in collective investment funds such as the Fund. The SEC also has adopted rules that, among other things, prohibit an investment adviser from providing advisory services for compensation with respect to a government plan investor for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates for certain elected offices. If the Adviser or the Adviser’s respective employees or affiliates violate such pay-to-play laws, rules, regulations or policies, such non-compliance could have an adverse effect on the Fund.
The Fund is Subject to Risks Relating to Government Policies, Changes in Laws and International Trade. Governmental regulatory activity, especially that of the Board of Governors of the U.S. Federal Reserve System, may have a significant effect on interest rates and on the economy generally, which in turn may affect the price of the securities in which the Fund plans to invest. High interest rates, the imposition of credit controls or other restraints on the financing of takeovers or other acquisitions could diminish the number of merger tender offers, exchange offers or other acquisitions, and as a consequence have a materially adverse effect on the activities of the Fund. Moreover, changes in U.S. federal, state, and local tax laws, U.S. federal or state securities and bankruptcy laws or in accounting standards may make corporate acquisitions or restructurings less desirable or make risk arbitrage less profitable. Amendments to the U.S. Bankruptcy Code or other relevant laws could also alter an expected outcome or introduce greater uncertainty regarding the likely outcome of an investment situation.
In addition, governmental policies could create uncertainty for the global financial system and such uncertainty may increase the risks inherent to the Fund and its activities. For example, in March 2018, the United States imposed an additional 25% tariff under Section 232 of the Trade Expansion Act of 1962, as amended, on steel products imported into the United States. Furthermore, in May 2019, the United States imposed a 25% tariff on certain imports from China, and China reacted with tariffs on certain imports from the United States. These tariffs and restrictions, as well as other changes in U.S. trade policy, have resulted in, and may continue to trigger, retaliatory actions by affected countries, including imposing trade sanctions on certain U.S. products. A “trade war” of this nature has the potential to increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on imports and exports. Prospective Fund investors should realize that any significant changes in governmental policies (including tariffs and other policies involving international trade) could have a material adverse impact on the Fund and its investments.
The Fund is Subject to Risks Relating to General Data Protection Regulations. In Europe, the General Data Protection Regulation (“GDPR”) was made effective on May 25, 2018, introducing substantial changes to current European privacy laws. It has superseded the existing Data Protection Directive, which is the key European legislation governing the use of personal data relating to living individuals. The GDPR provides enhanced rights to individuals with respect to the privacy of their personal data and applies not only to organizations with a presence in the European Union which use or hold data relating to living individuals, but also to those organizations that offer services to individual European Union investors. In addition, although regulatory behavior and penalties under the GDPR remain an area of considerable scrutiny, it does increase the sanctions for serious breaches to the greater of €20 million or 4% of worldwide revenue, the impact of which could be significant. Compliance with the GDPR may require additional measures, including updating policies and procedures and reviewing relevant IT systems, which may create additional costs and expenses for the Fund and therefore the Fund investors. The Fund may have indemnification obligations in respect of, or be required to pay the expenses relating to, any litigation or action as a result of any purported breach of the GDPR. Fund investors other than individuals in the European Union may not be afforded the protections of the GDPR.
The Fund is Subject to Risk Relating to the Replacement of LIBOR With an Alternative Reference Rate. LIBOR, the London Interbank Offered Rate, was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, has recommended a new reference rate derived from short-term repurchase agreements backed by Treasury securities, the Secured Overnight Financing Rate (“SOFR”).
The transition away from LIBOR may adversely impact the Fund and/or the Fund’s portfolio companies as certain of the Fund’s investments and/or other indebtedness of the Fund’s portfolio companies may have interest rates which were determined (or, in some cases, continue to be determined) with reference to LIBOR. Although replacement rates (e.g., SOFR) have begun to be adopted in the lending and bond markets, the ongoing LIBOR replacement process might affect the Fund’s floating-rate investments, including by:
•adversely impacting the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked (or formerly LIBOR-linked) securities, loans and derivatives that may be included in the Fund’s assets;
•requiring extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;
•resulting in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in the Fund’s LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates; or
•causing the Fund to incur additional costs in relation to any of the above factors.
In addition to the Fund and portfolio companies may have renegotiated (or may yet need to renegotiate) some of those instruments to address a transition away from LIBOR, there also may be different conventions that arise in different but related market segments and there may be mismatches between different assets and liabilities causing possible unexpected gains and/or losses for the Fund or portfolio companies. Some replacement rates may also be subject to compounding or similar adjustments that cause the amount of any payment referencing a replacement rate not to be determined until the end of the relevant calculation period, rather than at the beginning, which could lead to administrative challenges for the Fund.
If the transition of an instrument or investment from LIBOR results in an overall increase to borrowing costs, higher interest expense could negatively affect the financial results and valuations of our funds’ portfolio companies. There is no guarantee that a transition from LIBOR to an alternative will not result in significant increases or volatility in benchmark rates or borrowing costs to borrowers, any of which could have a material adverse effect on our results of operations, financial condition and cash flow.
The Fund is Subject to Risks Related to Being an “Emerging Growth Company”. We will be and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) in which we have total annual gross revenue of at least $1.235 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.
The Fund is Subject to Risks Arising from Compliance with the SEC’s Regulation Best Interest. Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objective and would result in our fixed operating costs representing a larger percentage of our gross income.
Federal Income Tax Risks
The Fund is Subject to RIC Qualification Risks. To obtain and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
The Fund May Experience Difficulty with Paying Required Distributions. For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
Some Investments May be Subject to Corporate-Level Income Tax. We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).
Certain Portfolio Investments May Present Special Tax Issues. We expect to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues. U.S. federal income tax rules are not entirely clear about certain issues related to such investments such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income or excise tax.
Legislative or Regulatory Tax Changes Could Adversely Affect Investors. At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. The Biden Administration has enacted significant changes to the existing U.S. tax rules that include, among others, a minimum tax on book income and profits of certain multinational corporations, and there are a number of proposals in the U.S. Congress that would, if enacted, further modify the existing U.S. tax rules. The likelihood of any new legislation being enacted is uncertain. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us and/or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.
The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Each prospective Fund investor should read this entire prospectus and consult with its advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

ESTIMATED USE OF PROCEEDS
We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) pay our operating expenses, (3) fund repurchases under our share repurchase program, and (4) for general corporate purposes. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.
We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 90 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objective, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).
We estimate that we will incur approximately $2,969,250 of organizational and offering expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.12% of the gross proceeds, assuming maximum gross proceeds of $2,500,000,000. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.
The following tables sets forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering, or 94,948,728 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. The tables below assume that shares are sold at the current offering price of $26.33 per share. Such amount is subject to increase or decrease based upon our NAV per share.
The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $2,500,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares, and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.
The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $833,333,333 in Class S Shares
Gross Proceeds (1)	$833,333,334	100.00%
Upfront Sales Load (2)	$—	—%
Organization and Offering Expenses (3)	$989,750	0.12%
Net Proceeds Available for Investment, Distributions or Repurchases	$832,343,584	99.88%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $833,333,333 in Class D Shares
Gross Proceeds (1)	$833,333,333	100.00%
Upfront Sales Load (2)	$—	—%
Organization and Offering Expenses (3)	$989,750	0.12%
Net Proceeds Available for Investment, Distributions of Repurchases	$832,343,583	99.88%
The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $833,333,333 in Class I Shares
Gross Proceeds (1)	$833,333,333	100.00%
Upfront Sales Load (2)	$—	—%
Organization and Offering Expenses (3)	$989,750	0.12%
Net Proceeds Available for Investment, Distributions or Repurchases	$832,343,583	99.88%
__________________
(1)We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.
(2)No upfront sales load will be paid with respect to Class S shares, Class D shares, or Class I shares; however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares. In addition, depending on the share class purchased, you may also pay shareholder servicing fees up to the applicable FINRA limitation of 10% of the purchase price. We will pay the following shareholder servicing and/or distribution fees to the Managing Dealer and/or a participating broker, subject to FINRA limitations on underwriting compensation: (a) for Class S shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D shares. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for shareholder servicing and/or distribution fees depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets, or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that will allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D. See “Plan of Distribution.”
(3)The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and related notes appearing elsewhere in this prospectus. This discussion contains forward-looking statements, which relate to future events, our future performance or financial condition and involves numerous risks and uncertainties. Actual results could differ materially from those implied or expressed in any forward-looking statements. Dollar amounts are in thousands, except per share data, percentages and as otherwise noted.
Overview
The Fund was initially formed on December 16, 2021 as a Delaware limited liability company and subsequently converted into a Delaware statutory trust on March 2, 2022. We are an externally managed, closed-end, diversified management investment company that elected to be regulated as a business development company under the 1940 Act on June 30, 2023. The Adviser is registered under the Advisers Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, beginning with our fiscal year (or period) ending December 31, 2023. We have an indefinite term.
The Fund’s investment objective is to generate attractive risk-adjusted returns, predominately in the form of current income, with select investments capturing long-term capital appreciation, while maintaining a strong focus on downside protection. The Fund invests primarily in directly originated and customized private financing solutions, including loans and other debt securities with a strong focus on senior secured lending to larger companies. The Fund primarily targets investments in first lien loans, unitranche loans, second lien loans and other corporate secured debt. The Fund may also invest in equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, the Fund will invest directly or indirectly at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit. We were formed to make investments and generate returns in the form of current income and long-term capital appreciation. From inception through June 30, 2023, we have invested approximately $601.1 million in aggregate cost of debt investments prior to any subsequent exits or repayments, including the $521.4 million of debt investments acquired through an in-kind contribution on June 30, 2023.
While most of our investments will be in U.S. companies, from time to time, we also expect to invest in European and other non-U.S. companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit.
Key Components of Our Results of Operations
Investments
We focus primarily on senior secured loans and securities of private U.S. companies. The level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to private companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.
Revenues
We generate revenue in the form of interest and fee income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. As of June 30, 2023, 100% of our debt investments based on fair value in our portfolio were at floating rates. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.
Expenses
Our primary operating expenses include the payment of fees to the Adviser under the Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below.
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, salaries, bonus and benefits, rent, utilities, insurance, payroll taxes, bonuses, employee benefits, furnishings, telecommunications and certain information services and certain office expenses, including office supplies and equipment and other similar expenses and the other routine overhead expenses, of such personnel allocable to such services, (individually and collectively, “Overhead”) will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:
1.investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Advisory Agreement;
2.the Fund’s allocable portion of Overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer, chief operating officer, and their respective staffs; (ii) investor relations, legal, operations, treasury and any other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any personnel of OHA or any of its affiliates providing non-investment related services to the Fund; and
3.all other expenses of the Fund’s operations, administration and transactions including, without limitation, those relating to:
(i)organization and offering fees, costs and expenses associated with this offering (including legal, accounting (including expenses of in-house legal, accounting, tax and other professionals of the Adviser, inclusive of their allocated Overhead), printing, mailing, subscription processing and filing fees, costs and expenses (including “blue sky” laws and regulations) and other offering fees, costs and expenses, including fees, costs and expenses associated with technology integration between the Fund’s systems and those of participating intermediaries, diligence expenses of participating intermediaries, fees, costs and expenses in connection with preparing the preparation of the Fund’s governing documents, offering memoranda, sales materials and other marketing expenses, design and website fees, costs and expenses, fees, costs and expenses of the Fund’s escrow agent, transfer agent and sub-transfer agent, fees, costs and expenses to attend retail seminars sponsored by participating intermediaries and fees, costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fees;
(ii)all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including, for the avoidance of doubt, the Fund’s financial audit, and with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA member state in connection with such Directive (the “AIFMD”)), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by the Adviser), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology, portfolio reconciliation, portfolio compliance and reporting or other services or that are otherwise related to the implementation, maintenance and supervision of the procedures relating to the books and records of the Fund and any personnel related thereto, inclusive of their allocated Overhead (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) fees, costs and expenses for time spent by its in-house attorneys and tax advisors that provide legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) fees, costs and expenses incurred to provide administrative and accounting services to the Fund or its portfolio companies, and fees, costs, expenses and charges incurred directly by the Fund or affiliates in connection such services (including Overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services of the same skill and expertise, in accordance with the Adviser’s expense allocation policy);
(iii)all fees, costs, expenses of calculating the Fund’s NAV, including the cost of any third-party valuation services;
(iv)all fees, costs, expenses of effecting any sales and repurchases of the Shares and other securities;
(v)any fees, costs and expenses payable under any managing dealer and selected intermediary agreements, if any;
(vi)all interest and fees, costs and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;
(vii)all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;
(viii)all fees, costs and expenses incurred in connection with the formation or maintenance of entities or vehicles, including special purpose vehicles, to hold the Fund’s assets for tax or other purposes;
(ix)all fees, costs and expenses of derivatives and hedging;
(x)all fees, costs and expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(xi)all fees, costs and expenses (including the allocable portions of Overhead and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser to the extent such expenses relate to attendance at meetings of the Board or any committees thereof;

(xii)all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;
(xiii)all allocated fees, costs and expenses incurred by the Administrator in providing managerial assistance to those portfolio companies that request it;
(xiv)all brokerage fees, costs and expenses, hedging fees, costs and expenses, prime brokerage fees, costs and expenses, custodial fees, costs and expenses, agent bank and other bank service fees, costs and expenses; private placement fees, costs and expenses, commissions, appraisal fees, commitment fees and underwriting fees, costs and expenses; fees, costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);
(xv)investment fees, costs and expenses, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of the Adviser or its affiliates) and/or in connection with the maintenance and operation of such vehicle, or other Overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of the Adviser as lessor in connection therewith));
(xvi)all transfer agent, sub-transfer agent, dividend agent and custodial fees, costs and expenses;
(xvii)all federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;
(xviii)Independent Trustees’ fees and expenses including travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;
(xix)costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;
(xx)all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);
(xxi)all fees, costs and expenses of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;
(xxii)all proxy voting fees, costs and expenses;
(xxiii)all fees, costs and expenses associated with an exchange listing (to the extent applicable);
(xxiv)any and all taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all fees, costs and expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;
(xxv)all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;
(xxvi)all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems such as “Wall Street Office,” “Everest” (Allvue), “Trinity” and similar systems and services, including consultant, software licensing, data management and recovery services fees and any tools, programs, subscriptions or other systems providing market data, analytical, database, news or third-party research or information services and the costs of any related professional service providers), third party or proprietary hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;
(xxvii)all fees, costs and expenses of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a BDC;
(xxviii)all fees, costs and expenses associated with individual or group shareholders;

(xxix)all insurance fees, costs and expenses (including fidelity bond, Trustees and officers errors and omissions liability insurance and other insurance premiums incurred for the benefit of the Adviser);
(xxx)all fees, costs and expenses of winding up and liquidating the Fund’s assets;
(xxxi)all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;
(xxxii)all fees, costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;
(xxxiii)all fees, costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors; and
(xxxiv)all other fees, costs and expenses incurred by the Administrator in connection with administering the Fund’s business.
In addition to the compensation paid to the Adviser pursuant to the Advisory Agreement, the Fund shall reimburse the Adviser for all expenses of the Fund incurred by the Adviser as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. The Adviser or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the Adviser; however, no reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:
a.rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser; and
b.salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser, or a person having the power to direct or cause the direction of the Adviser, whether through the ownership of voting securities, by contract or otherwise.
The Adviser agreed to incur organizational and offering costs on behalf of the Fund and did not seek reimbursement of incurred organizational and offering costs until the Fund elected to be regulated as a BDC on June 30, 2023. Following June 30, 2023, the Adviser has sought reimbursement of allocated organizational and offering costs from the Fund. As of June 30, 2023, the Fund had $1.9 million in offering costs and $0.1 million in organizational costs payable to the Adviser.

Pursuant to the Expense Support Agreement, the Adviser is obligated to advance all of our Other Operating Expenses (including organizational and offering expenses) to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s NAV. We are obligated to reimburse the Adviser for such advanced expenses only if certain conditions are met. From time to time, the Adviser, in such capacity or in its capacity as the Administrator, or its affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, in such capacity or in its capacity as the Administrator, or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser, in such capacity or in its capacity as the Administrator, may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders, subject to the cap on organization and offering expenses described above.
Expense Support and Conditional Reimbursement Agreement
We have entered into the Expense Support Agreement with the Adviser. Pursuant to the Expense Support Agreement, the Adviser is obligated to advance all of our Other Operating Expenses to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s NAV. Any Required Expense Payment must be paid by the Adviser to us in any combination of cash or other immediately available funds and/or offset against amounts due from us to the Adviser or its affiliates.
The Adviser may also elect to pay Voluntary Expense Payment on our behalf, provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates.
Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of: (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses), and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above). The amount of the Reimbursement Payment for any calendar month will equal the lesser of (i) the Excess Operating Funds in such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to the Fund within three years prior to the last business day of such calendar month that have not been previously reimbursed by the Fund to the Adviser; provided that the Adviser may waive its right to receive all or a portion of any Reimbursement Payment in any particular calendar month, in which case such waived amount will remain unreimbursed Expense Payments reimbursable in future months pursuant to the terms of the Advisory Agreement.
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by us at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, (2) our “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates, or (3) the Fund’s Other Operating Expenses at the time of such Reimbursement Payment exceeds 1.00% of the Fund’s NAV. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365-day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder servicing fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to the Adviser, shareholder servicing and/or distribution fees, interest expense, financing fees and costs and extraordinary expenses by our net assets. “Operating Expenses” means all of the Fund’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies.
The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month. The Reimbursement Payment for any calendar month shall be paid by the Fund to the Adviser in any combination of cash or other immediately available funds as promptly as possible following such calendar month and in no event later than forty-five days after the end of such calendar month.
Portfolio and Investment Activity
Our investment activity for the period ended June 30, 2023 is presented below (information presented herein is at amortized cost unless otherwise indicated):

For the Six Months Ended June 30, 2023
Total investments, beginning of period	$72,246
New investments purchased	7,343
New investments acquired through in-kind contribution	521,356
Net accretion of discount on investments	127
Net realized gain (loss) on investments	22
Investments sold or repaid	(1,386)
Total investments, end of period	599,708
The following table presents certain selected information regarding our investment portfolio:

As of June 30, 2023
Weighted average yield on debt and income producing investments, at amortized cost (1)	12.0%
Weighted average yield on debt and income producing investments, at fair value (1)	12.0%
Number of portfolio companies	72
Weighted average EBITDA (2)	$233.40
Average loan-to-value (LTV) (3)	42.2%
Percentage of debt investments bearing a floating rate, at fair value	100.0%
Percentage of debt investments bearing a fixed rate, at fair value	—%
__________________
(1)Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on income producing securities, divided by (b) the total relevant investments at amortized cost or fair value, as applicable. Actual yields earned over the life of each investment could differ materially from the yields presented above.
(2)Includes all private debt investments for which fair value is determined by the Board in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted based on fair market value of each respective investment. Amounts were derived from the most recently available financial information provided by the portfolio company and may reflect a normalized or adjusted amount. Accordingly, we make no representation or warranty in respect of this information. Amounts in millions.
(3)Includes all private debt investments for which fair value is determined by our Board in conjunction with a third-party valuation firm and excludes quoted assets. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt of all loan tranches outstanding divided by the estimated enterprise value of the portfolio company as of the most recent quarter end.
Our investments consisted of the following:

	June 30, 2023
	Amortized Cost	Fair value	% of Total Investments at Fair Value
First Lien Debt	$548,494	$548,660	91.5%

Second Lien Debt	51,214	51,269	8.5%
Total	$599,708	$599,929	100.0%
As of June 30, 2023 there were no investments on non-accrual status.
The table below describes investments by industry composition based on fair value as of June 30, 2023:

June 30, 2023
High Tech	20.4%
Healthcare, Education and Childcare	14.9%
Services: Business	10.6%
Services: Consumer	10.0%
Aerospace and Defense	7.2%
Insurance	7.2%
Finance	5.1%
Media: Diversified & Production	4.0%
Consumer Goods: Durable	3.9%
Automobile	3.7%
Capital Equipment	3.0%
Chemicals, Plastics and Rubber	2.8%
Banking	1.6%
Retail Stores	1.3%
Broadcasting and Entertainment	1.2%
Buildings and Real Estate	1.0%
Containers, Packaging and Glass	0.9%
Construction & Building	0.8%
Mining, Steel, Iron and Non-Precious Metals	0.4%
Total	100.0%
The table below describes investments by geographic composition as of June 30, 2023:

June 30, 2023
United States	97.7%
Canada	1.3%
Switzerland	1.0%
Total	100.0%
Our Adviser has developed a risk rating methodology for a systematic approach to portfolio monitoring. The Adviser assesses the risk profile of each of our debt investments and rates each of them based on the following categories, which we refer to as “Risk Ratings." The Adviser reviews the ratings on a quarterly basis and adjusts any scores as appropriate to align with the below definitions.
Risk Ratings Definitions
•Risk Rating 1 - Investments with a score of 1 contain the lowest amount of risk in our portfolio. Borrower is performing above expectations, and the trends and risk factors are generally favorable.
•Risk Rating 2 - Investments with a score of 2 contain an acceptable level of risk that is similar to the risk at the time of origination or acquisition. Borrower is performing in-line with expectations, and the risk factors are neutral to favorable. Investments are assigned a score of 2 at the time of origination or acquisition.

•Risk Rating 3 - Investments with a score of 3 mean the borrower is performing below expectations and that the loan’s risk has increased somewhat since origination or acquisition.
•Risk Rating 4 - Investments with a score of 4 mean the borrower is performing materially below expectations and indicates that the loan’s risk has increased materially since origination or acquisition. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due).
•Risk Rating 5 - Investments with a score of 5 mean the borrower is performing substantially below expectations and indicates that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
The below table summarizes the Risk Ratings as of June 30, 2023:

	June 30, 2023
	Fair Value	% of Fair Value
Risk Rating 1	$115,623	19.3%
Risk Rating 2	476,651	79.4%
Risk Rating 3	7,655	1.3%
Risk Rating 4	—	—%
Risk Rating 5	—	—%
Total investments	$599,929	100.0%
As of June 30, 2023, the weighted average Risk Rating of our debt investment portfolio was 1.82 and there were no debt investments assigned a Risk Rating of 4 or 5.
Results of Operations
The following table represents the operating results:

For the Three Months Ended June 30, 2023
Total investment income	$2,402
Net expenses	(1,273)
Net investment income (loss)	1,129
Net unrealized appreciation (depreciation)	723
Net realized gain (loss)	11
Net increase (decrease) in net assets resulting from operations	$1,863

For the Six Months Ended June 30, 2023
Total investment income	$4,577
Net expenses	(2,347)
Net investment income (loss)	2,230
Net unrealized appreciation (depreciation)	718
Net realized gain (loss)	22
Net increase (decrease) in net assets resulting from operations	$2,970
Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio.

Investment Income
Investment income, was as follows:

For the Three Months Ended June 30, 2023
Interest income	$2,270
Other income	132
Total investment income	$2,402

For the Six Months Ended June 30, 2023
Interest income	$4,445
Other income	132
Total investment income	$4,577
For the three and six months ended June 30, 2023, total investment income was $2.4 million and $4.6 million, respectively. The size of our investment portfolio at fair value was $599.9 million and our weighted average yield on debt and income producing investments at fair value was 12.0% at June 30, 2023.
Expenses
Expenses were as follows:

For the Three Months Ended June 30, 2023
Interest and debt fee expense	$589
Professional fees	160
Board of Managers fees	97
Administrative services expenses	43
Organization costs	94
Other general & administrative	290
Total expenses	$1,273

For the Six Months Ended June 30, 2023
Interest and debt fee expense	$1,129
Professional fees	547
Board of Managers fees	194
Administrative services expenses	85
Organization costs	94
Other general & administrative	298
Total expenses	$2,347
Interest and debt fee expense
For the three months ended June 30, 2023, interest and debt fee expense was $0.6 million, primarily due to $34.0 million of average borrowings under existing credit facilities at a total annualized cost of debt of 7.0%.

For the six months ended June 30, 2023, interest and debt fee expense was $1.1 million, primarily due to $32.5 million of average borrowings under existing credit facilities at a total annualized cost of debt of 6.8%.
Management Fees
For the three and six months ended June 30, 2023, the Adviser agreed not to charge the Fund a management fee until the Fund elected to be regulated as a BDC under the 1940 Act on June 30, 2023. The Adviser has further agreed to waive its management fee until the date immediately after the first six months following the date on which the Fund’s registration statement becomes effective.
Income Based and Capital Gains Incentive Fees
For the three and six months ended June 30, 2023, the Adviser agreed not to charge the Fund an incentive fee until the Fund elected to be regulated as a BDC under the 1940 Act on June 30, 2023. The Adviser has further agreed to waive its incentive fee until the date immediately after the first six months following the date on which the Fund’s registration statement becomes effective.
Other Expenses
Organization costs and offering costs include expenses incurred in our initial formation and offering. Professional fees include legal, audit, tax, valuation, other professional fees incurred related to the management of the Fund. Administrative service expenses represent fees paid to the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers, their respective staff and other non-investment professionals that perform duties for us. Other general and administrative expenses include insurance, filing, research, our sub-administrator, and other costs.
Total other expenses were $1.2 million and $0.7 million for the three and six months ended June 30, 2023, respectively. Total other expenses were primarily comprised of $0.2 million and $0.6 million of professional fees (including legal, audit, and tax), and $0.3 million and $0.3 million of other general and administrative expenses (including insurance, research, and other allocated costs) for the three and six months ended June 30, 2023, respectively.
The Fund elected to be regulated as a BDC under the 1940 Act on June 30, 2023, and as such, the Adviser has sought reimbursement of allocated organizational and offering costs. As of June 30, 2023, the Fund had $1.9 million in offering costs and $0.1 million in organizational costs payable to the Adviser.
Under the terms of the Administration Agreement and Advisory Agreement, we reimburse the Administrator and Adviser, respectively, for services performed for us. In addition, pursuant to the terms of these agreements, the Administrator and Adviser may delegate its obligations under these agreements to an affiliate or to a third party and we reimburse the Administrator and Adviser for any services performed for us by such affiliate or third party.
Income Taxes, Including Excise Taxes
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of the sum of our investment company taxable income, as defined by the Code (without regard to the deduction for dividends paid), and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieve us from corporate-level U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, we may carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.

For the three and six months ended June 30, 2023, we incurred no U.S. federal excise tax.
Net Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss) was comprised of the following:

For the Three Months Ended June 30, 2023
Net change in unrealized gain (loss) on investments	$714
Net change in unrealized gain (loss) on foreign currency forward contracts	9
Net change in unrealized appreciation (depreciation)	$723

For the Six Months Ended June 30, 2023
Net change in unrealized gain (loss) on investments	$709
Net change in unrealized gain (loss) on foreign currency forward contracts	9
Net change in unrealized appreciation (depreciation)	$718
For the three and six months ended June 30, 2023, the fair value of our debt investments increased due to positive valuation adjustments driven by tightening spreads.
Net Realized Gain (Loss)
The realized gains and losses were comprised of the following:

Three Months Ended June 30, 2023
Net realized gain (loss) on investments	$11
Net realized gain (loss)	$11

Six Months Ended June 30, 2023
Net realized gain (loss) on investments	$22
Net realized gain (loss)	$22
For the three and six months ended June 30, 2023, we generated realized gains on investments of $0.02 million and $0.01 million, respectively, which was primarily comprised of net realized gains on forward contracts.
Financial Condition, Liquidity, and Capital Resources
Our liquidity and capital resources are generated primarily from proceeds of our continuous offering of Common Shares, proceeds from net borrowings on our credit facilities, cash flows from interest, dividends and fees earned from our investments and principal repayments. The primary uses of our cash are investments in portfolio companies and other investments to comply with certain portfolio diversification requirements, the cost of operations (including paying our Adviser and Administrator or its affiliates), and cash distributions to the holders of our shares.
As of June 30, 2023, we had $3.2 million in cash, cash equivalents and restricted cash. During the six months ended June 30, 2023, we used $12.0 million in cash for operating activities, primarily due to a decrease in investments payable of $10.9 million and investment purchases of $7.3 million, offset by sales and principal repayments of $1.4 million. Cash used by financing activities was $4.3 million during the period, which was primarily the result of payments for financing costs and offering costs.

Borrowings
As of June 30, 2023, we had two credit facilities. From time to time, we may enter into additional credit facilities, increase the size of our existing credit facilities and/or issue debt securities, including unsecured notes. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred shares, if immediately after the borrowing or issuance, the ration of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred shares, is at least 150%. As of June 30, 2023, we had an aggregate amount of $303.5 million of debt outstanding and our asset coverage ratio was 199.3%. We seek to carefully consider our unfunded commitments for the purpose of planning our ongoing financial leverage.
The following table presents the Fund’s outstanding borrowings as of June 30, 2023 and December 31, 2022:

	As of June 30, 2023
	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Fair Value (2)
JPM Credit Facility	$50,000	$31,000	$31,000	$31,000
BNP Credit Facility	400,000	272,530	272,530	272,530
Total Debt	$450,000	$303,530	$303,530	$303,530

	As of December 31, 2022
	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Fair Value (2)
JPM Credit Facility	$50,000	$31,000	$31,000	$31,000
Total Debt	$50,000	$31,000	$31,000	$31,000
__________________
(1)Carrying value represents principal amount outstanding less unamortized debt issuance costs.
(2)The fair value of these debt obligations would be categorized as Level 2 under ASC 820-10.
We seek to carefully consider our unfunded commitments for the purpose of planning our ongoing financial leverage.
Equity
As of June 30, 2023 we had 11,449,456 Class I shares issued and outstanding with a par value of $0.01 per share.
The following table summarizes total share activity during the six months ended June 30, 2023:

Six Months Ended June 30, 2023
Shares outstanding, beginning of period	2,000,000
Common Shares Issued	9,449,456
Shares outstanding, end of period	11,449,456
During the six months ended June 30, 2023, the Fund received $248.8 million in equity proceeds relating to issuance of 9,449,456 of Class I shares as part of an in-kind contribution effective June 30, 2023.
Distributions
We expect to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board, who will consider, among other things, our earnings, cash flow, capital needs and general financial condition, as well as our desire to comply with the RIC requirements, which generally require us to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. As a result, our distribution rates and payment frequency may vary from time to time and there is no assurance we will pay distributions in any particular amount, if at all.
The per share amount of distributions on Class S, Class D and Class I shares will generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class.
There were no distributions declared on the Fund's common shares and there were no shares issued pursuant to the distribution reinvestment plan during the six months ended June 30, 2023.
We intend to operate in a manner so as to continuously qualify as a RIC under Subchapter M of the Code, beginning with our taxable year ended December 31, 2023. To qualify for and maintain RIC tax treatment, among other things, we must distribute dividends to our shareholders in respect of each taxable year of an amount generally at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses. In order to avoid the imposition of certain excise taxes imposed on RICs, we must distribute dividends to our shareholders in respect of each calendar year of an amount at least equal to the sum of: (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for such calendar year; (2) 98.2% of our capital gains in excess of capital losses, adjusted for certain ordinary losses, generally for the one-year period ending on October 31 of such calendar year; and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax.
The U.S. federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full year.
Distribution Reinvestment Plan
We have adopted a distribution reinvestment plan, which is an “opt-out” distribution reinvestment plan.
Under this plan, shareholders (other than those located in specific states, who are clients of selected participating brokers, as outlined below, or who have elected to “opt out” of the plan) will have their cash distributions automatically reinvested in additional shares of the same class of our common shares to which the distribution relates. If a shareholder elects to “opt out,” that shareholder will receive cash distributions. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the then current NAV per share of the relevant class of common shares. Shareholders will not pay transaction related charges when purchasing shares under our distribution reinvestment plan, but all outstanding Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing fees. The U.S. federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full year.
Share Repurchase Program
Subject to the discretion of the Board, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly repurchase offers to allow our shareholders to tender their shares at a price equal to the NAV per share for the applicable class of shares on each date of repurchase. Our Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter.
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we intend to limit the number of shares to be repurchased to no more than 5% of our outstanding common shares as of the last day of the immediately preceding quarter. In the event the number of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We may choose to offer to repurchase fewer shares than described above, or none at all.

We expect to repurchase shares pursuant to tender offers each quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. We intend to conduct the repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
There were no share repurchases during the six months ended June 30, 2023.
Off-Balance Sheet Arrangements
Portfolio Company Commitments
Our investment portfolio contains and is expected to continue to contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of June 30, 2023 and December 2022, the Fund had the following unfunded delayed draw term loans and revolvers:

	Par Value as of
	6/30/2023	12/31/2022
Unfunded delayed draw commitments	$17,473	$3,424
Unfunded revolving commitments	28,877	3,809
Total unfunded commitments	$46,350	$7,233
Other Commitments and Contingencies
From time to time, we may become a party to certain legal proceedings incidental to the normal course of our business. At June 30, 2023, management is not aware of any pending or threatened litigation.
Related Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the Advisory Agreement, the Administration Agreement, and the Resource Sharing Agreement.
In addition to the aforementioned agreements, we rely on exemptive relief that has been granted to us, our Adviser, and certain of our Adviser’s affiliates by the SEC to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
Recent Developments
As of the date hereof, the Fund had $633.8 million in total capital commitments from shareholders in connection with private placements of Common Shares, of which $335.0 million was unfunded.
On August 8, 2023, the Board declared a distribution of $0.20 per Class I share, all of which is payable on August 31, 2023 to shareholders of record as of August 15, 2023.
Critical Accounting Policies and Estimates
The preparation of the financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ.

Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
The Fund is required to report its investments for which current market values are not readily available at fair value. The Fund values its investments in accordance with ASC 820, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.
Investments that are listed or traded on an exchange and are freely transferrable are valued at either the closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) on the principal exchange on which the investment is listed or traded. Investments for which other market quotations are readily available will typically be valued at those market quotations. To validate market quotations, the Fund will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Where it is possible to obtain reliable, independent market quotations from a third party vendor, the Fund will use these quotations to determine the value of its investments. The Fund utilizes mid-market pricing (i.e., mid-point of average bid and ask prices) to value these investments. The Adviser obtains these market quotations from independent pricing services, if available; otherwise from one or more broker quotes. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.
Where prices or inputs are not available or, in the judgment of the Adviser, not reliable, valuation approaches based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available, as will be the case for a substantial portion of the Fund’s investments, are valued at fair value as determined in good faith by the Adviser as the Fund’s valuation designee under Rule 2a-5 under the 1940 Act, pursuant to the Fund’s valuation policy, and under the oversight of the Board, based on, among other things, the input of independent valuation firms retained by the Fund to review the Fund’s investments. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.
With respect to the quarterly valuation of investments, the Fund undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments for which reliable market quotations are not readily available as of the last calendar day of each quarter, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;
•In addition, independent valuation firms retained by the Fund prepare quarter-end valuations of each such investment that was (i) originated or purchased prior to the first calendar day of the quarter and (ii) is not a de minimis investment, as determined by the Adviser. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•The Adviser’s valuation committee with respect to the Fund (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with the Fund’s valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•The Adviser’s Valuation Committee then determines fair value marks for each of the Fund’s portfolio investments; and
•The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.
As part of the valuation process, the Fund will take into account relevant factors in determining the fair value of our investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the estimated enterprise value of a portfolio company, generally based on an analysis of discounted cash flows, publicly traded comparable companies and comparable transactions, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, and (v) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Adviser will consider whether the pricing indicated by the external event corroborates its valuation.
The Fund has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Fund’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, and the Fund and the Adviser may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy, the Board’s oversight and a consistently applied valuation process.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date.
The fair value hierarchy under ASC 820 prioritizes the inputs to valuation methodology used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:
•Level 1: Inputs to the valuation methodology that reflect unadjusted quoted prices available in active markets for identical assets or liabilities as of the reporting date.
•Level 2: Inputs to the valuation methodology other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date.
•Level 3: Inputs to the valuation methodology are unobservable and significant to overall fair value measurement.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
The Fund’s accounting policy on the fair value of our investments is critical because the determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s financial statements express the uncertainty with respect to the possible effect of these valuations, and any change in these valuations, on the financial statements. The SEC recently adopted Rule 2a-5 under the 1940 Act. This establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We are in compliance with Rule 2a-5's valuation requirements.

INVESTMENT OBJECTIVE AND STRATEGIES
We were initially formed on December 16, 2021 as a Delaware limited liability company and converted into a Delaware statutory trust on March 2, 2022. We have filed an election to be regulated as a BDC under the 1940 Act. We also elected to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.
Our investment objective is to generate attractive risk-adjusted returns, predominately in the form of current income, with select investments capturing long-term capital appreciation, while maintaining a strong focus on downside protection. The Fund will invest in a diversified portfolio of primarily senior secured, privately originated floating rate loans to well-established companies in North America and Europe. The Fund seeks to offer investors an all-weather investment solution positioned to generate premium yields and capture investment opportunities through different market environments, including periods of market volatility and rising interest rates.
The Fund seeks to capitalize on the deep expertise and extensive relationships with management teams and key market participants that OHA has developed over more than 30 years as a credit specialist to generate attractive risk-adjusted returns providing private financing solutions. OHA believes that transformative change in financing markets is driving dramatic growth in private credit, particularly for Larger Borrowers. OHA believes it is well-positioned to continue capitalizing on this evolution. Since its inception, OHA has developed deep knowledge across the credit markets at the industry and company level, as well as deep relationships with management teams, private equity sponsors and other key industry participants, all of which it seeks to harness for the benefit of Fund investors. OHA believes it is one of the few investment managers with the scale, depth of expertise, flexible capital and experience driving transactions and structuring complex solutions to be a financing partner of choice for Larger Borrowers seeking private solutions. Due to OHA’s deep expertise and extensive relationships developed throughout the industry, it is often the lead lender or part of a small group of lenders in a transaction. OHA is also well-positioned to mitigate downside risk by leveraging its world-class workout and restructuring expertise, developed as a leading distressed investor since the early 1990s, to optimize outcomes should an investment become challenged.
As mentioned, our investment strategy will focus primarily on directly originated and customized private financing solutions for larger companies. We generally define larger companies as companies with more than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions related charges and synergies, and other items. OHA believes its flexible, highly opportunistic approach positions the Fund to capitalize on a broad range of deal types including, but not limited to, acquisition-related financings, refinancing, recapitalizations, and other opportunistic solutions across a range of market environments. OHA believes that this approach best positions the Fund to identify attractive investments while remaining highly selective, with a central focus on loss avoidance. While most of our investments will be in U.S. companies, from time to time, we also expect to invest in European and other non-U.S. companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit. Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, creditworthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are typically not readily traded.
We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio in “non-qualifying” portfolio investments, such as investments in non-U.S. companies.
The Fund will primarily invest in directly originated and customized financing solutions through the primary market; however, it is able to utilize the secondary market when appropriate. A long-established history of investing in both primary and secondary credit markets affords OHA the flexibility to pursue attractive risk-adjusted returns in a variety of market conditions. Additionally, while the Fund’s primary investments in directly originated and customized financing solutions cannot be readily liquidated, the Fund intends to generally maintain, under normal circumstances, an allocation to broadly syndicated loans and other liquid investments through the secondary market. An allocation to such instruments will be utilized to provide liquidity for share repurchases.
In addition, the Fund will not make any investment that it knows to be a Prohibited Investment and the Fund will divest itself, as soon as reasonably possible, of any investment that becomes a Prohibited Investment after the initial investment in such investment was made, subject to any legal, regulatory (including, without limitation, the 1940 Act) or contractual restrictions applicable to the Fund’s interest in such investment and the Adviser shall consult in good faith with the Board regarding any such legal, contractual or other restrictions or limitations. A “Prohibited Investment” shall mean an investment in (I) any issuer who: (a) constructs or operates prisons, (b) manufactures firearms, (c) engages in internet gambling, (d) engages in internet gaming as referred to in the context of Part VII of the Criminal Code of Canada, or (e) has as a primary business focus the provision of adult entertainment sites (i.e., pornography), (II) any issuer that derives at least 10% of its revenues from (a) coal, (b) tobacco products, (c) firearms, (d) prison services, or (III) any issuer that derives at least 25% of its revenues from the sale, exploration and production of petroleum or the construction or operation of petroleum pipelines, in the case of each of sub-clauses (I), (II) and (III), as determined by the Adviser in its discretion.
To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act; which currently allows us to borrow up to a 2:1 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund.
We expect to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our investments are subject to a number of risks. See “Risk Factors.”
The Adviser and the Administrator
The Fund’s investment activities will be managed by the Adviser, an investment adviser registered with the SEC under the Advisers Act. Our Adviser will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.
The Adviser has entered into the Resource Sharing Agreement with OHA, pursuant to which OHA provides the Adviser with experienced investment professionals and access to the resources of OHA so as to enable the Adviser to fulfill its obligations under the Advisory Agreement. Through the Resource Sharing Agreement, the Adviser intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OHA’s investment professionals. There can be no assurance that OHA will perform its obligations under the Resource Sharing Agreement. The Resource Sharing

Agreement may be terminated by either party on 60 days’ notice, which if terminated may have a material adverse consequence on the Fund’s operations.
OHA Private Credit Advisors LLC, in its capacity as our Administrator, will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.
The Adviser, on behalf of the Fund, and OHA (or an affiliate), have access to the broader resources of OHA, subject to OHA’s policies and procedures regarding the management of conflict of interest.
Our Adviser is a subsidiary of OHA. OHA is a leading global alternatives investment firm specializing in private lending, distressed credit, structured credit, real assets, special situations, leveraged loans and high yield bonds. OHA manages approximately $61 billion of capital across credit strategies in pooled funds, collateralized loan obligations and single investor mandates.7 The Firm’s global and primarily institutional investor base includes pension funds, sovereign wealth funds, insurance companies, foundations, endowments, fund of funds, family offices and high net worth individuals.
OHA’s leading private lending platform focuses on directly originated and customized financing solutions for larger well-established corporate borrowers and, where applicable, their private equity sponsors. Approximately $27 billion of OHA’s capital under management is invested in private strategies including private lending.
OHA is headquartered in New York, New York, with additional primary offices in London, England; Fort Worth, Texas; Sydney, Australia; Hong Kong; and Luxembourg. OHA has approximately 390 employees, including more than 100 investment professionals as of June 2023. OHA’s professionals are fully integrated across industry and asset class specialists and geographies, have significant expertise across their respective functional areas and utilize a team-oriented approach.
The Firm was founded by Glenn R. August, the Chief Executive Officer of OHA. On December 29, 2021, T. Rowe completed the acquisition of OHA, enhancing OHA’s client solutions capabilities and accelerating T. Rowe’s expansion into alternative credit markets. OHA operates as a standalone business of T. Rowe with autonomy over its consistent investment process and maintains its experienced team and collaborative culture. OHA and T. Rowe coordinate on product development initiatives, including the Fund, to deliver value-added client solutions that capitalize on their complementary capabilities.
Market Opportunity
OHA believes that dramatic changes in financing markets, combined with the compelling attributes of private credit for both borrowers and investors, are creating a highly attractive and growing investment opportunity The dynamics described below have culminated in a growing opportunity to provide private debt financing to Larger Borrowers, who historically had relied on the liquid, or broadly syndicated, loan market but are now increasingly accessing the benefits of private financing solutions. We believe that OHA is well-positioned to capitalize on this growth given its consistent historical focus on Larger Borrowers, experience investing through numerous market cycles over more than 30 years and other competitive advantages.
•Changes in Financing Markets are Driving Growth in Private Lending. Secular changes largely set in motion by regulatory response to the global financial crisis of 2008-2009 have led to market supply / demand dynamics that have resulted in borrowers and private equity sponsors increasingly accessing the benefits of private financings. Increased regulation, industry consolidation and general risk aversion have caused traditional banks to retreat from lending markets. Banks comprised approximately 30% of the traditional U.S. lending market at the end of 2009 which declined to 13% and 25% as of year-end 2021 and
7 Capital under management estimated as of June 30, 2023. Uses respective USD exchange rates as of month-end for any non-USD assets. Includes net asset value, portfolio value and/or unfunded capital. Additional information on calculation methodology available upon request.

2022, respectively.8 While bank retrenchment created a financing void, demand for capital continues to grow, evidenced by elevated private equity deal activity and “dry powder” (i.e., uncalled capital commitments), as well as M&A financing needs more broadly. The supply / demand imbalance has created an opportunity for providers of private lending solutions, like OHA, to step in and directly originate financing solutions with attractive terms for investors. Capital available for private lending has grown accordingly causing the private lending market to develop in a large and viable alternative source of financing.
•Changes in Corporate Borrower Behavior. With this backdrop, corporate borrowers also increasingly seek the advantages of private lending solutions, compared to traditional lending markets. These benefits include greater structuring flexibility, transaction privacy, certainty of pricing and terms, speed of execution and smaller, more manageable lender groups. In recent years, this growth has been particularly pronounced among larger companies and their sponsors seeking customized financing solutions unavailable in traditional financing markets. These borrowers often favor engagement with select trusted lending partners, like OHA, to address their ongoing and often complex financing needs with streamlined private solutions irrespective of market environment. OHA believes that as companies and private equity sponsors become more aware of the depth in the private debt space that has been created by scaled providers, like OHA, they will increasingly weigh this option against public market alternatives for larger companies. OHA believes that its integrated investment activities and engagement with borrowers as a “one-stop” shop across public and private market financing needs position it to capitalize on these evolving borrower behaviors.
•Strength of Private Credit During Volatile Market Environments. Periods of market volatility, such as the dislocation caused by the COVID-19 pandemic and the increased market turbulence and uncertain economic backdrop in 2022, appear to accentuate the advantages of private credit and reinforce the secular trends that drive the growth of the asset class. The availability of capital in the liquid credit market is highly sensitive to market conditions and often becomes constrained during more volatile market environments. This is a consequence of liquid or syndicated loan new issuance relying to a large extent on the creation of CLOs, retail fund flows and other technical forces as banks retrenched from traditional lending markets. Private lending, in contrast, has proven to be a stable and reliable source of capital through periods of volatility, which often expands the opportunity set for private financing. These dynamics are expected to position the Fund to secure favorable pricing and rigorous structural protection to drive value for Fund investors. Moreover, OHA believes that both normally functioning and challenged market environments have the potential to offer attractive private lending opportunities.
•Privately Originated, Senior Secured Loans Offer Attractive Investment Characteristics. As the market landscape has evolved over the past several years, investors continue to search for asset classes with defensive characteristics that also produce high, current income. While there is inherent risk in investing in any security, senior secured debt is at the top of the capital structure and thus has priority claims in payment among an issuer’s security holders (i.e., senior secured debt holder are due to receive payment before junior creditors and equity holders). Additionally, private credit investments will generally offer higher coupons and total return potential than what is available in the liquid credit markets, primarily due to illiquidity and complexity premia. Senior secured loans also generally consist of floating rate cash interest coupons, which OHA believes can be another attractive return attribute in a rising interest rate environment.
OHA views these changes as long-lasting and the continued market evolution as highly complementary with its differentiated investment capabilities and historical investment process. OHA, therefore, believes that it is well-positioned to continue to capitalize on the growing opportunity to generate attractive risk-adjusted returns from private lending to Larger Borrowers.
OHA’s Differentiated Positioning to Capitalize on Opportunity
OHA believes that it is well-positioned to continue to capitalize on the growing opportunity to generate attractive risk-adjusted returns from private lending to Larger Borrowers. OHA believes that the Fund’s investment
8 Source: LCD Quarterly Leveraged Lending Review, December 31, 2022. Traditional lending refers to broadly syndicated loans.

strategy represents a differentiated approach to private credit investing. More specifically, OHA believes that the following characteristics distinguish the Fund as a compelling investment opportunity.
•Deep Credit Investment Experience: OHA has been a credit specialist for more than 30 years. Over that time, it has invested in thousands of companies, accumulating an extensive “library of knowledge” that it believes offers differentiated views on issuers, industries and markets. OHA has also developed deep strategic relationships and robust networks with management teams and private equity sponsors, with a focus on larger companies, that are increasingly seeking private credit solutions. OHA believes these historical relationships will remain significant drivers of its private credit investment deal flow.
•Significant Private Credit Investment Expertise: OHA has a long history of private credit investing starting in 2002 that has been tested through several credit cycles. OHA believes that this experience demonstrates its ability to generate attractive risk-adjusted returns with an emphasis on downside protection from private lending. OHA manages numerous investment programs, including OCREDIT, that focus on senior secured corporate private credit investments primarily in North America and Europe. These investment programs seek to capitalize on OHA’s significant and successful history investing in private first lien and unitranche financings, as well as second lien loans and other corporate secured debt. These client solutions include other pooled investment vehicles and single investor mandates structured to solve the various objectives and requirements of OHA’s global investor base. Further, these investment programs and OHA’s broader investment platform provide significant capacity to drive and commit to private financing solutions in scale.
•Highly Experienced Team: OCREDIT benefits from the full capabilities of OHA’s more than 100 investment professionals globally, under the leadership of the Fund’s Investment Committee. The members of the Investment Committee have worked at OHA for over 20 years on average and have navigated and capitalized on numerous market cycles. Further, the deep continuity of OHA’s senior team has helped institutionalize a highly disciplined investment process. OHA believes that the consistency of this process has contributed to the consistency of its investment results across its corporate credit strategies. This robust process harnesses the complementary skillsets of industry, asset-class, transaction, documentation and workout specialists to enhance sourcing, due diligence, structuring and ongoing monitoring of investments. OHA further believes that the continuity of its team and execution of its time-tested investment process should position it to source and execute on highly attractive opportunities, often on a proprietary basis, on behalf of Fund investors. See “Portfolio Management” for a more detailed discussion.
•Industry-Specialist Investment Team Model: A central component of the Adviser’s and OHA’s investment process is deep and experienced industry-focused investment teams. These teams are typically comprised of three to six professionals and are charged with having a deep understanding of all relevant companies in their sectors. OHA believes that the depth of their expertise meaningfully enhances all aspects of its investment process, contributing to attractive returns with minimal credit losses over time. OHA believes that sponsors and management teams view its industry teams as possessing differentiated perspectives on industry and company-specific matters, deal structures, pricing and other important transaction dynamics. OHA believes this facilitates early discussions with such sponsors and companies, which OHA believes enables OHA to drive key deal terms, access greater size in transactions and, in certain cases, achieve more favorable economics. A deep understanding of industries and companies also positions OHA to suggest proactively creative financing solutions that can drive significant potential value for borrowers, private equity sponsors and, in turn, the Fund’s investors. Finally, OHA believes that its sector knowledge also meaningfully enhances the quality of its due diligence. OHA often has a prior relationship with a corporate borrower or its management team, deep knowledge of its competitors and/or ongoing dialogue with key customers, suppliers, industry consultants and other contacts that can offer differentiated perspectives.
•Scaled, “One-stop Shop”: OHA believes that the size and breadth of its $61 billion9 platform solving diverse, often complex financing needs of corporate borrowers across both private and liquid markets is a distinct sourcing advantage. The resulting frequent dialogue and active engagement contribute to proprietary deal flow with significant repeat lender roles for OHA. These capabilities help maximize the number of
9 Capital under management estimated as of June 30, 2023. Includes net asset value, portfolio value and/or unfunded capital. Uses respective USD exchange rates as of month-end for any non-USD assets. Additional information on calculation methodology available upon request.

opportunities that OHA sources which it considers critical given the highly selective nature of its investment process. OHA’s industry teams are responsible for investments in the private and liquid credit markets, which includes working closely with the Firm’s private credit specialists. This framework allows the relevant investment professional to serve as a single point of contact for a borrower that can deliver OHA’s scale and flexible solutions across the range of the corporate borrower’s financing needs over time. In many cases, OHA believes that management teams and sponsors do not know which financing solution will ultimately prove optimal and/or actionable as they assess their options. OHA can seamlessly partner across a full range of private, liquid or hybrid liquid/private solutions, positioning it to be a true partner of choice that can customize the best credit solution, regardless of the structure or complexity. In turn, OHA believes that it is viewed as a trusted, creative and thoughtful long-term lending partner, strongly positioning it when sponsors and management teams seek partners for proprietary financings or when assembling a small lending group. OHA’s flexibility on structure, combined with size to drive transactions, enable it to be a “one-stop shop” which is particularly relevant for Larger Borrowers who access both private and syndicated markets.
•Transaction Leadership: OHA has demonstrated experience leading private credit transactions which it attributes to the competitive advantages described above. OHA’s scale, company and sector-specific insights, underwriting strength, and structuring expertise position it to engage in complex situations and deliver customized financing solutions that address the unique financing needs of corporate borrowers. Since 2018, OHA has held a leadership position in the vast majority of its private lending investments. Being a sole or primary lender in size fosters and enhances a partnership mentality with the corporate borrower that is differentiated from traditional lending relationships. OHA believes that its ability to lead transactions is a potential source of incremental return as it allows OHA to influence deal terms and structures to the benefit of the Fund.
•Larger Borrower Focus: OHA typically focuses on investments in companies with EBITDA of $75 million or greater, which has been a consistent aspect of OHA’s investment process throughout its history. OHA believes this focus and positioning to work with Larger Borrowers benefits the Fund in several ways. OHA believes that credit profiles of Larger Borrowers generally benefit from greater business diversification, stronger market positions, experienced management teams and a greater ability to navigate challenging markets. At the same time, many larger companies have complex financing needs to which OHA’s capabilities and solutions are well suited. In addition, OHA believes that fewer capital providers possess the required scale to effectively operate in this segment of the private credit market. In turn, scaled private lending platforms, like OHA, focused on Larger Borrowers currently face less competition than in the market for smaller companies. In particular, OHA observes that demand for private unitranche financings from large borrowers continues to grow significantly, presenting OHA with many attractive investment opportunities in these well-structured facilities. OHA believes that this expanding universe of borrowers offers opportunities to secure more favorable pricing and rigorous structural protections on behalf of investors relative to the public markets where Larger Borrowers historically addressed their financing needs.
•Downside Protection: OHA believes that a key driver of success in private credit investing is the ability to limit credit mistakes and preserve capital. Accordingly, a focus on downside protection has been a core tenet of the Firm’s investment process since inception. This time-tested approach employs a highly disciplined bottom-up, “private equity-style” due diligence process, combined with rigorous transaction structuring to mitigate risk. OHA’s extensive structuring expertise and flexibility combined with its trusted financing partner relationships position it to negotiate highly structured financing solutions that address the unique risks presented by a borrower. OHA believes that this focus on downside protection is evidenced by the low losses across its corporate credit strategies historically including its private lending strategies. Most recently, OHA believes that its resilience through the COVID-19 pandemic reflects OHA’s underwriting rigor and focus on downside protection.
•Significant Workout and Restructuring Expertise: OHA believes that the expertise gained as a leading distressed investor since 1990 offers a competitive advantage in the execution of its private credit strategy. Since 1990, OHA has made approximately $20 billion in distressed investments as of March 31, 2023.

OHA seeks to capitalize on this capability when evaluating and structuring private credit investments to ensure that the transaction documentation offers protection across a broad range of outcomes. OHA believes its expertise as a distressed investor also enhances its ability to move with conviction to seize on opportunities resulting from market volatility in its performing investment activities, including private credit. OHA believes that its distressed investment expertise also provides it with a distinct advantage monitoring and managing investments. Should one of OHA’s performing credit investments encounter difficulty, the relevant industry team will leverage OHA’s extensive workout capabilities. The distressed team will work with the industry team to re-evaluate the company and capital structure from a distressed investing perspective and implement a strategy to optimize results.
The Board
Overall responsibility for the Fund’s oversight rests with the Board. We have entered into the Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Adviser will keep the Board well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board information with additional information as the Board may, from time to time, request. The Board will be composed of five members, three of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.
Investment Selection
The Adviser implements its strategy through a highly disciplined and consistent investment process that OHA believes has contributed significantly to its strong performance over time. The key features of this process have been tested through multiple cycles since the Firm’s inception. These features include a deep, fundamental “private equity-style” due diligence process and a focus on loss avoidance and risk-adjusted returns. The investment process leverages the vast library of knowledge that the Firm has gained investing in thousands of companies since the early 1990s. In addition, across its platform, the Firm generally will have investments in several hundred companies at any given time. OHA believes that the strong integration of its investment team positions its investment process to benefit significantly from the vast amount of information gleaned on the broader economy, financial markets and at the industry and company level across the platform. These insights are regularly shared between industry teams, portfolio managers and product specialists through frequent dialogue and collaboration leading to a diversity of perspective from all areas of the Firm. The Fund’s investment process will leverage OHA’s over 100-person investment team across the U.S. and Europe.10 OHA believes that the consistency of its process and the depth and experience of its investment team position it to build a diversified portfolio of private credit investments that generate attractive income-oriented returns with downside protection for the Fund.
Sourcing: OHA believes that it has developed a strong sourcing network over its more than 30 years as a credit market specialist in the U.S. and Europe, which enhances its ability to generate a wide range of differentiated investment ideas. The Firm has developed deep strategic relationships partnering with private equity sponsors, company management teams, bankers, attorneys, consultants, restructuring advisors and other key industry participants. OHA believes that having a broad sourcing strategy that focuses on direct origination from sponsors and management teams, as well as working with banks, advisors and other market participants positions the Fund to source the greatest number of potentially attractive investments. This robust and diversified deal flow is particularly important given OHA’s highly selective investment process and focus on risk-adjusted returns. Moreover, OHA believes that it has proven, and is viewed, to be a creative and thoughtful partner that can work quickly and constructively to meet the needs of its counterparties.
OHA believes that the integration of its liquid and private credit investment strategies into a $61 billion credit specialist platform solving diverse, often complex financing needs across these markets is a distinct sourcing
10 As of June 30, 2023.

advantage.11 Notably, the scale of OHA’s firm-wide investment activities creates a high volume and frequency of engagement with sponsors, borrowers and other partners and counterparties. This framework continuously enriches knowledge of issuers, sponsors and their strategic and financing objectives across the OHA platform which drives private lending deal flow. For example, at any given time, OHA may be in dialogue with a sponsor on a private new issue transaction, a syndicated new issue transaction and a stressed or distressed investment that the Firm acquired in the secondary market. That dialogue may be focused on existing portfolio companies, potential new buy-out or M&A opportunities. OHA believes that this frequency of dialogue not only enhances its relationships, but also positions it to engage early when the next financing opportunity arises.
OHA further believes that its industry-specialist investment model facilitates the working relationship and optimizes connectivity between market participants and OHA, further enhancing deal flow and proprietary sourcing. A private equity sponsor does not need to contact a separate team at OHA or be concerned that the Firm may not have the appropriate capital to participate. The Firm’s integrated model fosters a highly efficient and consistent process for counterparties. For example, as the financing strategy evolves for a company, a transaction can shift from the liquid to private markets or from a second lien loan to a streamlined unitranche solution, and OHA believes that it can drive and transition nimbly with the opportunity toward the ultimate outcome. Given these dynamics, OHA believes that it has developed particularly strong relationships with the more active sponsors and transaction partners who work on larger transactions, which will be the focus of the Fund. Overall, OHA believes it is positioned to see both a large number of opportunities and a broad range of investment types across the capital structure.
Screening: A critical component of the investment process is screening to determine which opportunities will advance to the full due diligence process. Given the large number of potential opportunities that OHA expects to source for the Fund and the highly rigorous nature of its credit process, initial investment screening is highly selective. The screening process, which typically will include one or more members of the Investment Committee and the relevant industry team, will seek to ensure appropriate prioritization of Fund opportunities and resources. At this initial phase, the relevant team members will assess the likelihood that the opportunity may meet the Fund’s return objectives while offering appropriate downside protection. OHA believes its industry expertise and deep “library of knowledge” across companies and capital structures is particularly helpful in assessing opportunities.
OHA emphasizes sectors it believes to be recession-resistant and in which it has significant experience by virtue of its industry specialization. OHA seeks to concentrate its investments in market leading businesses or unique assets and typically focuses on significant asset collateralization, protection through seniority in the capital structure, the quality of transaction documentation, attractive creation multiples and/or a current yield component. OHA believes its expertise across the capital structure also enhances its ability to assess relative value, price risk and, in turn, prioritize opportunities that meet OHA’s standards for full underwriting.
Credit Underwriting: Opportunities that screen positively for OHA’s investment criteria proceed to the rigorous due diligence process by which OHA “surrounds” the credit with its full capabilities and resources. As noted, OHA’s relevant industry team typically leads the analysis, leveraging its extensive knowledge and other teams as relevant.
Each industry team focuses on understanding the full competitive landscape of their sector, regulatory considerations, key performance drivers and other industry-specific risks and opportunities. They maintain relationships with management teams, sponsors and other relevant constituents, including customers, suppliers, industry consultants, bankers and rating agencies. Active dialogue with companies and industry participants allows OHA to better understand the drivers of a company’s success, risks, strategy, culture and management team dynamics, which OHA believes leads to a better assessment of a company’s long-term business prospects and value. OHA seeks to engage with management teams prior to making an investment and on a regular basis thereafter as part of its investment process. Sustainability matters are discussed and, if relevant, pursued with the company with the purpose of contributing to positive change.
11 Capital under management estimated as of June 30, 2023. Includes net asset value, portfolio value and/or unfunded capital. Uses respective USD exchange rates as of month-end for any non-USD assets. Additional information on calculation methodology available upon request.

Credit underwriting leverages OHA’s “private-equity-style” due diligence process based on deep fundamental research. This process benefits from OHA’s frequently advantaged access to borrowers and sponsors from its experience and reputation as a trusted financing partner and incumbent, or repeat, lender to companies in private and public markets. The continuity and depth of OHA’s industry coverage also often offers opportunities to leverage proprietary insights from underwriting and investing in competitors and companies in the same industry ecosystem. Dedicated private credit investment professionals with primary responsibility for maintaining external relationships augments each industry team’s ability to engage with sponsors and other transaction partners. The underwriting process seeks to be both quantitatively rigorous and qualitatively strong. It is highly iterative, with frequent conversations between the industry and portfolio management teams. Credit underwriting typically entails business analysis, capital structure analysis and valuation analysis, among other workflows. Business analysis typically involves a comprehensive fundamental evaluation of a company, including historical and projected financial modeling. Capital structure analysis evaluates the terms and structure of a company’s debt and equity securities relative to the company’s business risk. Valuation analysis considers the enterprise value of a company in both the public and private markets. In addition, OHA conducts in-depth analysis of underlying assets and their impact to potential loss scenarios as it consistently emphasizes loss avoidance and downside protection. OHA further believes that its due diligence process across all asset types is enhanced by the use of various proprietary analytic tools that it has developed over time.
Detailed written reports will typically steer the discussions between the investment team and the Investment Committee members. These reports are used to evaluate an investment’s merits and concerns and, if relevant, will include an analysis of environmental, social and governance (ESG) factors. These discussions are critical to the decision to make an investment, or to redirect the diligence process to areas that warrant further evaluation. In most cases, an extensive financial model is constructed to test how cash flows vary under different business scenarios, enriching OHA’s understanding of business strengths, weaknesses and performance outlook for the company and financing options. The process is iterative with the model output prompting further research into the company’s business and market and with the results of that research driving refinements to the model. Moreover, OHA believes that its existing deep industry and company knowledge combined with its rigorous process and often advantaged engagement with borrowers and sponsors enable due diligence that is proprietary and differentiated relative to its peers.
Investment decisions for the Fund will be made by its Investment Committee. In reaching their decisions, the Investment Committee members will seek to draw upon all relevant expertise developed throughout their careers and across the Firm for any given investment, with primary input coming from industry team members, asset class specialists and other OHA portfolio managers.
Structuring/Execution: OHA believes its scale, integrated approach, structuring expertise and flexibility across capital structures position it to move quickly and drive transaction processes and optimal outcomes for all parties. In many cases, OHA has accumulated information on a specific company or investment opportunity over multiple years prior to making an investment, positioning it to execute more quickly than other potential financing providers. OHA typically works with lender groups that are small and seeks true partnerships between the lenders and sponsors and management teams, reinforcing its ability to drive transaction processes. OHA believes that its demonstrated ability to lead transactions is a potential source of incremental return as it allows OHA to influence deal terms and structures to the benefit of the Fund. OHA further believes that benefits of its private solutions to borrowers, including process and customization advantages, better position it to structure legal documentation with a certain degree of downside protection in addition to negotiating attractive pricing. OHA’s breadth and expertise also often enable it to offer multiple financing solutions increasing the opportunity to develop a structure that satisfies borrower objectives and OHA’s return and downside protection priorities.
OHA is actively involved in structuring and negotiates pricing, covenants and other terms directly with the sponsor and/or company. Industry teams work alongside our highly experienced and dedicated in-house documentation experts to ensure we are securing the protections we require for completed investments. Every investment memorandum contains a detailed covenant analysis which is discussed in depth with the Investment Committee. If the team is unable to negotiate changes to weaker documentation relative to OHA’s high standard, OHA often declines the investment opportunity on that basis.

Monitoring/Management: Once an investment is made, OHA continuously monitors the activities and the financial condition of each portfolio company with the consistent analytical rigor of its credit underwriting process to proactively manage risk and optimize investment results. The monitoring process benefits from OHA’s industry-specialist model as the same team that underwrote the investment monitors it until exited, which OHA believes leads to greater connectivity with the borrowers, advantaged access to company information, increased accountability and enhanced ability to anticipate and manage borrower challenges. Maintaining team consistency between the underwriting and post-investment phases ensures seamless monitoring of a company. The industry-specialist team is responsible for staying abreast of all news flow and keeping the portfolio managers informed of all relevant and material developments on the names they cover. In many cases, monitoring also involves significant dialogue with management and may involve more direct involvement with management and decision making, potentially including participation in management meetings and/or board level discussion. Typically, research analysts will attempt to meet with issuer management teams several times during the year. In addition, analysts will seek to leverage the breadth of their knowledge and their industry contacts to stay abreast of trends and anticipate how changes at suppliers and customers might impact the portfolio. OHA continues to leverage its role as a trusted financing partner to enhance this dialogue management teams.
OHA believes that its distressed investment expertise, which it has developed and honed in the North American and European markets since its inception, provides it with a distinct advantage monitoring investments. If one of OHA’s performing credit investments encounters difficulty, OHA’s distressed team will work directly with the relevant industry team to re-evaluate the company and capital structure from a distressed investing perspective and implement a strategy to optimize results. The industry team continues to maintain responsibility for their investment, sharing their accumulated knowledge and monitoring the investment through its entire life. OHA believes this collaborative approach is critical to forming a comprehensive understanding of a company’s options in a stressed or distressed scenario, with the goals of preserving capital and capitalizing on opportunities to enhance returns if possible. OHA believes this is a key differentiating factor that has historically benefited performance across its strategies.
Valuation Process: Each month, we will value investments in our portfolio. Such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, a valuation committee appointed by the Board will assist the Board in determining the fair value of such investments in good faith, based on procedures adopted by and subject to the supervision of the Board.
Managerial Assistance: As a BDC, we must offer, and provide upon request, significant managerial assistance to certain of our portfolio companies except where the Fund purchases securities of an issuer in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Adviser, will retain any fees paid for such assistance.
Allocation of Investment Opportunities
General
OHA provides investment management services to investment funds, client accounts and proprietary accounts that OHA may establish.
The Adviser and its affiliates will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies, which generally provide for allocations to be determined in a fair and equitable manner under the circumstances taking into account a variety of factors. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.
Co-Investment Relief
The Fund and the Adviser have obtained the Co-Investment Exemptive Order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such Co-Investment Exemptive Order, the Fund’s Board may establish objective Board Criteria clearly defining co-investment opportunities in which the Fund will have the opportunity to participate with one or more listed or private OHA-managed BDCs and other public or private OHA funds that target similar assets. If an investment falls within the Board Criteria, the Fund will have an opportunity to participate. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund (e.g., based on its investment strategy). The co-investment would generally be allocated to us, any other OHA BDCs and the other OHA funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.
Competition
We will compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in large private U.S. borrowers. As a result of these new entrants, competition for investment opportunities in large private U.S. borrowers may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in large private U.S. borrowers is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.
Non-Exchange Traded, Perpetual-Life BDC
The Fund is non-exchange traded, meaning its shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may, at our discretion, offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter. We believe that our perpetual nature enables us to execute a patient strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidation of prior public programs sponsored by the Adviser, in which disclosed in the offering materials was a date or time period at which the program might be liquidated, and whether the prior program(s) in fact liquidated on or around that date or during the time period. As of the date of this prospectus, the Adviser has not sponsored any prior public programs responsive to FINRA Rule 2310(b)(3)(D).
Emerging Growth Company
We are an “emerging growth company,” as defined by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:
•have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
•submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or
•disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.
In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.
We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.
We do not believe that being an emerging growth company will have a significant impact on our business or this offering. As stated above, we have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Adviser and we do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.
Employees
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described under “Management of the Fund” is employed by the Adviser or its affiliates. Our day-

to-day investment operations will be managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates. The investment team will focus on origination, non-originated investments and transaction development and the ongoing monitoring of our investments. In addition, we will reimburse the Administrator for its costs, expenses and allocable portion of Overhead, including compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Fund).
Regulation as a BDC
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets. Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets, unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the BDC’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:
(1)Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
(a)is organized under the laws of, and has its principal place of business in, the United States;
(b)is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)satisfies any of the following:
(i)does not have any class of securities that is traded on a national securities exchange;
(ii)has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv)is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2)Securities of any Eligible Portfolio Company controlled by the Fund.
(3)Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5)Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Significant Managerial Assistance. A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments. Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.
Warrants. Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.
Leverage and Senior Securities; Coverage Ratio. We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On June 9, 2023, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.
We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over LIBOR (or other applicable reference rate). We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.
We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under TRS transactions, enters into offsetting transactions or otherwise covers such TRS transactions in accordance with applicable SEC guidance, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.
We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. See “Risk Factors—The Fund is Subject to Risks Associated with Forming CLOs.” We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.
Code of Ethics. We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
Affiliated Transactions. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. The Fund and the Adviser have obtained an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. See “Conflicts of Interest” for further information.
Other. We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the dates indicated in the table below which is derived from our consolidated financial statements and related notes thereto included elsewhere in this prospectus. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table is as of December 31, 2022.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities (1) ($in millions)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
JPM Credit Facility
June 30, 2023 (unaudited)	$31.0	$19,516.8	—	N/A
December 31, 2022	$31.0	$2,603.1	—	N/A

BNP Credit Facility
June 30, 2023 (unaudited)	$272.5	$2,220.3	—	N/A

Total Senior Securities
June 30, 2023 (unaudited)	$303.5	$1,993.3	—	N/A
December 31, 2022	$31.0	$2,603.1	—	N/A
__________________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “— “ in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Not applicable because the senior securities are not registered for public trading.
As of June 30, 2023, the aggregate principal amount of indebtedness outstanding was $303.5 million. As of December 31, 2022, the aggregate principal amount of indebtedness outstanding was $31.0 million.

PORTFOLIO COMPANIES
The following table sets forth certain information as of June 30, 2023 for each portfolio company in which the Fund had an investment. Percentages shown for class of securities held by the Fund represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.
The Adviser, as the Fund’s valuation designee, approved the valuation of the Fund’s investment portfolio, as of June 30, 2023, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Fund’s documented valuation policy that has been reviewed and approved by the Board. The Adviser also approved in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Fund’s investments, see the Fund’s financial statements included elsewhere in this prospectus.

Name and Address of Portfolio Company	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 06/30/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Mantech International CP	Aerospace and Defense	First lien debt	S + 5.75%	10.80%	9/14/2029	—%	$19,473	$18,953	$18,889	6.3%
2251 Corporate Park Drive, Herndon, VA 20171		First lien debt	S + 5.75%	10.80%	9/14/2029	—%	4,784	(128)	(143)	—%
		First lien debt	S + 4.75%	13.00%	9/14/2028	—%	2,411	(64)	(72)	—%
Sequa Corporation	Aerospace and Defense	First lien debt	S + 7.00%	12.16%	11/15/2027	—%	1,513	(23)	—	—%
4100 RCA Blvd. Palm Beach Gardens, FL 33410		First lien debt	S + 7.00%	12.16%	11/23/2028	—%	16,305	16,050	16,305	5.4%
WP CPP Holdings, LLC	Aerospace and Defense	First lien debt	L + 8.00%	13.27%	4/30/2025	—%	3,200	3,104	3,104	1.0%
1621 Euclid Avenue Cleveland, OH 44115
Higginbotham Insurance Agency, Inc.	Banking	First lien debt	S + 5.25%	10.45%	11/25/2026	—%	7,311	7,091	7,091	2.4%
500 W 13th St Fort Worth, TX 76102
Global Music Rights	Broadcasting and Entertainment	First lien debt	L + 5.50%	11.04%	8/27/2027	—%	669	—	—	—%
907 Westwood Boulevard Los Angeles, CA 90024		First lien debt	L + 5.75%	11.04%	8/28/2028	—%	7,416	7,416	7,416	2.5%
Associations, Inc.	Building and Real Estate	First lien debt	L + 6.25%	11.98%	7/2/2027	—%	378	(4)	(4)	—%
319 East 5th Street Des Moines, IA 50309		First lien debt	L + 6.25%	11.80%	7/2/2027	—%	575	571	571	0.2%
		First lien debt	L + 6.25%	11.99%	7/2/2027	—%	952	943	943	0.3%
		First lien debt	L + 6.25%	11.98%	7/2/2027	—%	952	945	945	0.3%
		First lien debt	L + 6.25%	9.54%	7/2/2027	—%	457	455	455	0.2%
		First lien debt	S + 6.25%	12.00%	7/2/2027	—%	3,345	3,332	3,332	1.1%
Meridian Adhesives Group, Inc.	Chemicals, Plastics, and Rubber	First lien debt	S + 7.00%	12.10%	9/3/2029	—%	15,753	15,239	15,280	5.1%
Two Memorial Plaza, 820 Gessner Rd., Houston, TX 77024		First lien debt	S + 7.00%	12.10%	9/3/2029	—%	2,152	1,319	1,325	0.4%
Marcone Yellowstone Buyer, Inc.	Consumer Goods: Durable	First lien debt	S + 6.25%	11.64%	6/23/2028	—%	16,632	16,244	16,258	5.4%
One City Place, St. Louis, MO 63141		First lien debt	S + 6.25%	11.62%	6/23/2028	—%	5,526	5,397	5,402	1.8%
		First lien debt	S + 6.25%	11.49%	6/23/2028	—%	1,616	1,571	1,579	0.5%
		First lien debt	S + 6.25%	11.64%	6/23/2028	—%	381	371	373	0.1%
Beacon Pointe Advisors, LLC	Finance	First lien debt	S + 5.75%	10.85%	12/20/2028	—%	5,639	5,470	5,470	1.8%
24 Corporate Plaza Drive Newport Beach, CA 92660		First lien debt	S + 5.75%	10.85%	12/20/2028	—%	2,212	2,145	2,145	0.7%
		First lien debt	S + 5.75%	10.85%	12/29/2027	—%	591	(18)	(18)	—%
Spectrum Automotive Holdings, Corp.	Finance	First lien debt	S + 5.75%	11.25%	6/29/2028	—%	19,417	18,841	18,835	6.2%
30 Two Bridges Road, Fairfield, NJ 07004		First lien debt	L + 5.75%	11.25%	6/29/2028	—%	5,342	4,291	4,290	1.4%
		First lien debt	L + 5.75%	11.25%	6/29/2027	—%	727	(21)	(22)	—%
Antylia Scientific	Healthcare, Education, and Childcare	First lien debt	L + 5.50%	11.00%	10/31/2028	—%	228	223	218	0.1%
625 East Bunker Court, Vernon Hills, IL 60061		First lien debt	L + 5.50%	11.03%	10/31/2026	—%	244	(4)	(10)	—%
		First lien debt	L + 5.50%	11.03%	10/31/2028	—%	2,279	2,237	2,182	0.7%
CNSI Holdings, LLC	Healthcare, Education, and Childcare	First lien debt	S + 6.50%	11.74%	12/17/2027	—%	2,999	(51)	(60)	—%
1600 Tysons Blvd, McLean, VA 22102		First lien debt	S + 6.50%	11.74%	12/15/2028	—%	12,382	12,134	12,134	4.0%
		First lien debt	S + 6.50%	11.39%	12/15/2028	—%	5,573	5,521	5,461	1.8%
		First lien debt	S + 6.50%	11.75%	12/15/2028	—%	7,564	7,413	7,413	2.5%
Color Intermediate, LLC	Healthcare, Education, and Childcare	First lien debt	S + 5.50%	10.74%	10/4/2029	—%	5,760	5,558	5,558	1.8%
3055 Lebanon Pike Nashville, TN 37214
CPI Holdco, LLC	Healthcare, Education, and Childcare	First lien debt	S + 5.50%	11.03%	11/1/2028	—%	19,635	18,801	18,801	6.2%
625 Bunker Court Vernon Hills, IL 60061		First lien debt	L + 5.50%	11.03%	11/1/2028	—%	1,962	1,879	1,879	0.6%
		First lien debt	L + 5.50%	11.03%	10/30/2026	—%	2,104	(89)	(90)	—%
PPV Intermediate Holdings LLC	Healthcare, Education, and Childcare	First lien debt	S + 5.75%	10.88%	8/31/2029	—%	17,856	17,422	17,410	5.8%
141 Longwater Drive Norwell, MA 02061		First lien debt	S + 5.75%	10.88%	8/31/2029	—%	1,156	(28)	(29)	—%
Touchstone Acquisition, Inc.	Healthcare, Education, and Childcare	First lien debt	S + 6.00%	11.20%	12/29/2028	—%	7,495	7,313	7,307	2.4%
5949 Commerce Blvd., Morristown, TN 37814

Name and Address of Portfolio Company	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 06/30/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
AxiomSL Group, Inc.	High Tech	First lien debt	S + 5.75%	10.90%	12/3/2027	—%	416	(5)	(4)	—%
45 Broadway New York, NY 10006		First lien debt	S + 5.75%	10.90%	12/3/2027	—%	6,323	6,247	6,260	2.1%
		First lien debt	S + 5.75%	10.90%	12/3/2025	—%	454	(5)	(5)	—%
Bottomline Technologies Inc.	High Tech	First lien debt	S + 5.25%	10.54%	5/14/2029	—%	5,994	5,767	5,754	1.9%
100 International Drive Portsmouth, NH 03801		First lien debt	S + 5.25%	10.54%	5/15/2028	—%	503	(19)	(20)	—%
Community Brands Parentco, LLC	High Tech	First lien debt	S + 5.50%	10.70%	2/24/2028	—%	1,050	1,022	1,019	0.3%
9620 Executive Center Driveway North St. Petersburg, FL 33702		First lien debt	S + 5.50%	10.70%	2/24/2028	—%	125	(3)	(4)	—%
		First lien debt	S + 5.50%	10.70%	2/24/2028	—%	63	(2)	(2)	—%
Diligent Corporation	High Tech	First lien debt	S + 6.25%	11.45%	8/4/2025	—%	1,137	511	512	0.2%
111 West 33rd Street New York, NY 10120		First lien debt	L + 5.75%	10.95%	8/4/2025	—%	1,619	1,570	1,570	0.5%
		First lien debt	S + 5.75%	10.95%	8/4/2025	—%	5,396	5,234	5,234	1.7%
		First lien debt	S + 5.75%	11.79%	8/4/2025	—%	234	227	227	0.1%
		First lien debt	L + 5.75%	11.29%	8/4/2025	—%	371	360	360	0.1%
Drake Software, LLC	High Tech	First lien debt	L + 7.00%	11.75%	3/16/2028	—%	16,475	16,475	16,475	5.5%
235 East Palmer Street Franklin, NC 28734		First lien debt	L + 7.00%	11.74%	3/16/2026	—%	1,788	—	—	—%
Eagan Sub, Inc.	High Tech	First lien debt	S + 7.00%	12.24%	6/1/2030	—%	11,333	11,164	11,163	3.7%
2900 Ames Crossing Road Eagan, MN 55121		First lien debt	S + 7.00%	11.74%	6/1/2029	—%	2,267	(34)	(34)	—%
GS AcquisitionCo, Inc.	High Tech	First lien debt	S + 5.75%	10.99%	5/22/2026	—%	17,080	16,652	16,653	5.5%
8529 Six Forks Rd. Raleigh, NC 27615		First lien debt	S + 5.75%	11.14%	5/22/2026	—%	315	97	97	—%
Kaseya, Inc.	High Tech	First lien debt	S + 5.75%	8.85%	6/25/2029	—%	31,649	30,879	30,858	10.2%
701 Brickell Avenue, Miami, FL 33131		First lien debt	S + 6.25% PIK	11.36%	6/25/2029	—%	1,921	71	69	—%
		First lien debt	S + 6.25% PIK	11.36%	6/25/2029	—%	1,921	434	432	0.1%
Ministry Brands Purchaser, LLC	High Tech	First lien debt	S + 5.50%	10.70%	12/29/2028	—%	923	897	886	0.3%
10133 Sherrill Boulevard Knoxville, TN 37932		First lien debt	S + 5.50%	11.70%	12/29/2028	—%	299	29	26	—%
		First lien debt	S + 5.50%	10.71%	12/30/2027	—%	90	30	29	—%
MRI Software LLC	High Tech	First lien debt	S + 5.50%	11.84%	2/10/2026	—%	1,708	(43)	(43)	—%
28925 Fountain Parkway Solon, OH 44139		First lien debt	S + 5.50%	10.84%	2/10/2026	—%	8,809	8,589	8,589	2.8%
Revalize, Inc.	High Tech	First lien debt	S + 5.75%	10.95%	4/15/2027	—%	394	379	380	0.1%
8800 West Baymeadows Way Jacksonville, FL 32256		First lien debt	S + 5.75%	10.95%	4/15/2027	—%	262	(7)	(9)	—%
		First lien debt	S + 5.75%	10.95%	4/15/2027	—%	1,767	1,717	1,705	0.6%
Alera Group Holdings, Inc.	Insurance	First lien debt	S + 6.00%	11.20%	10/2/2028	—%	3,049	2,965	2,943	1.0%
3 Parkway North Deerfield, IL 60015		First lien debt	S + 6.00%	11.20%	10/2/2028	—%	10,730	10,432	10,355	3.4%
		First lien debt	S + 6.00%	11.20%	10/2/2028	—%	1,288	1,243	1,243	0.4%
Galway Borrower, LLC	Insurance	First lien debt	S + 5.25%	10.59%	9/30/2027	—%	678	(27)	(27)	—%
1 California Street San Francisco, CA 94111		First lien debt	S + 5.25%	10.59%	9/29/2028	—%	98	(4)	(4)	—%
		First lien debt	S + 5.25%	10.59%	9/29/2028	—%	10,245	9,835	9,835	3.3%
Peter C. Foy & Associates Insurance Services, LLC	Insurance	First lien debt	S + 6.00%	11.22%	11/1/2028	—%	11,324	11,102	11,098	3.7%
2500 West Executive Parkway Lehi, UT 84043		First lien debt	S + 6.00%	11.22%	11/1/2028	—%	3,163	3,101	3,100	1.0%
		First lien debt	S + 6.00%	11.22%	11/1/2027	—%	532	(10)	(11)	—%
		First lien debt	S + 6.00%	11.22%	11/1/2028	—%	1,273	1,247	1,247	0.4%
		First lien debt	S + 6.00%	11.22%	11/1/2028	—%	3,185	3,121	3,121	1.0%
Circana Group, L.P.	Media: Diversified & Production	First lien debt	S + 5.75%	10.89%	12/1/2027	—%	961	52	53	—%
900 West Shore Road, Port Washington, NY 11050		First lien debt	S + 5.75%	10.95%	12/1/2028	—%	13,907	13,550	13,559	4.5%
Iconic Purchaser Corporation	Media: Diversified & Production	First lien debt	S + 5.25%	10.45%	11/15/2028	—%	10,365	9,846	9,847	3.3%
140 Kendrick Street Needham, MA 02494		First lien debt	S + 5.25%	10.45%	11/15/2027	—%	877	306	306	0.1%
New Look Vision Group, Inc.	Retail Stores	First lien debt	C + 5.50%	10.52%	5/26/2028	—%	CAD 8,125	5,757	5,757	1.9%
4405 Chemin du Bois-Franc Saint-Laurent, Canada H4S1A8		First lien debt	C + 5.50%	10.88%	5/26/2026	—%	CAD 1,125	700	700	0.2%
		First lien debt	C + 5.50%	10.87%	5/26/2028	—%	CAD 558	395	395	0.1%
		First lien debt	S + 5.50%	10.89%	5/26/2028	—%	356	334	334	0.1%
		First lien debt	S + 5.50%	10.89%	5/26/2028	—%	238	24	24	—%
		First lien debt	C + 5.50%	10.88%	5/26/2028	—%	CAD 1,071	759	759	0.3%
GC Waves Holdings, Inc.	Services: Business	First lien debt	L + 5.50%	10.70%	8/13/2026	—%	3,457	3,353	3,353	1.1%
1200 17th Street Denver, Colorado 80202		First lien debt	S + 5.50%	10.70%	8/13/2026	—%	2,878	2,717	2,717	0.9%
		First lien debt	S + 5.50%	10.70%	8/13/2026	—%	1,916	1,859	1,859	0.6%

Name and Address of Portfolio Company	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 06/30/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
GI Apple Midco LLC	Services: Business	First lien debt	S + 6.75%	11.85%	4/19/2029	—%	1,322	352	351	0.1%
13215 Bee Cave Parkway Austin, TX 78738		First lien debt	S + 6.75%	11.85%	4/19/2030	—%	8,689	8,515	8,515	2.8%
		First lien debt	S + 6.75%	11.85%	4/19/2030	—%	1,889	(35)	(38)	—%
IG Investment Holdings, LLC	Services: Business	First lien debt	S + 6.00%	11.15%	9/22/2027	—%	1,424	(28)	(28)	—%
1224 Hammond Drive Atlanta, GA 30346		First lien debt	S + 6.00%	11.15%	9/22/2028	—%	17,963	17,607	17,604	5.8%
PT Intermediate Holdings III, LLC	Services: Business	First lien debt	S + 5.98%	11.37%	11/1/2028	—%	2,590	2,512	2,512	0.8%
1200 Greenbriar Drive Addison, IL 60101		First lien debt	S + 5.98%	11.37%	11/1/2028	—%	8,519	8,263	8,263	2.7%
		First lien debt	S + 6.50%	11.74%	11/1/2028	—%	397	(6)	(6)	—%
		First lien debt	S + 6.50%	11.74%	11/1/2028	—%	792	780	780	0.3%
Speed Midco 3 S.a r.l.	Services: Business	First lien debt	E + 6.40%	10.00%	4/26/2029	—%	EUR 5,500	5,970	5,970	2.0%
Dreikönigstrasse 31a 8002 Zürich, Switzerland
Transaction Services Group Ltd	Services: Business	First lien debt	S + 5.50%	10.64%	10/26/2026	—%	8,300	8,134	8,134	2.7%
11330 Olie Boulevard Creve Couer, MO 63141
Bradyifs Holdings, LLC	Services: Consumer	First lien debt	L + 6.25%	11.63%	11/22/2025	—%	2,563	2,499	2,499	0.8%
5496 Lindbergh Lane Bell, CA 90201		First lien debt	L + 6.25%	11.63%	11/22/2025	—%	570	555	555	0.2%
		First lien debt	S + 6.25%	11.49%	11/22/2024	—%	391	32	31	—%
Crash Champions, LLC	Services: Consumer	First lien debt	S + 7.00%	12.10%	8/1/2029	—%	7,856	7,701	7,738	2.6%
601 Oakmont Lane Westmont, IL 60559		First lien debt	S + 7.00%	12.10%	8/1/2028	—%	2,707	(107)	(108)	—%
		First lien debt	S + 6.25%	12.10%	8/1/2029	—%	18,405	18,040	18,129	6.0%
		First lien debt	S + 7.00%	12.24%	8/1/2029	—%	299	295	295	0.1%
Learning Care Group	Services: Consumer	First lien debt	L + 8.50%	13.93%	3/13/2025	—%	7,566	7,575	7,575	2.5%
21333 Haggerty Road Novi, MI 48375
Nuevoco2, LLC	Services: Consumer	First lien debt	S + 5.75%	10.95%	6/1/2029	—%	15,055	14,891	14,905	4.9%
6400 International Pkwy, Plano, TX 75093		First lien debt	S + 5.75%	10.95%	6/1/2029	—%	7,559	5,252	5,259	1.7%
NCWS Intermediate, Inc.	Automobile	First lien debt	S + 6.00%	11.20%	12/29/2026	—%	346	342	337	0.1%
1500 Southeast 37th Street Grimes, IA 50111		First lien debt	S + 6.00%	11.20%	12/29/2026	—%	2,419	2,387	2,348	0.8%
		First lien debt	S + 6.00%	11.21%	12/29/2026	—%	1,527	611	639	0.2%
		First lien debt	S + 6.00%	11.20%	12/29/2026	—%	12,462	12,088	12,150	4.0%
		First lien debt	S + 6.00%	11.20%	12/29/2026	—%	3,743	3,631	3,650	1.2%
Helix Acquisition Holdings, Inc.	Capital Equipment	First lien debt	S + 7.00%	12.34%	3/31/2030	—%	13,100	12,839	12,838	4.3%
200 Clarendon Street, 52nd Floor Boston, MA 02116
Groundworks, LLC	Construction & Building	First lien debt	S + 6.50%	11.81%	3/14/2030	—%	5,232	5,117	5,127	1.7%
1741 Corporate Landing Parkway Virginia Beach, VA 23454		First lien debt	S + 6.50%	11.80%	3/14/2030	—%	955	(18)	(19)	—%
		First lien debt	S + 6.50%	11.81%	3/14/2029	—%	306	(7)	(6)	—%
PPC Flexible Packaging	Containers, Packaging and Glass	First lien debt	S + 6.75%	12.14%	9/30/2028	—%	4,080	3,998	3,998	1.3%
1111 Busch Parkway Buffalo Grove, IL 60089
Peraton Corp.	Aerospace and Defense	Second lien debt	S + 8.00%	13.23%	2/1/2029	—%	2,300	2,254	2,254	0.7%
1875 Explorer Street Reston, VA 20190		Second lien debt	S + 7.75%	12.98%	2/1/2029	—%	2,990	2,905	2,906	1.0%
Fastlane Parent Company, Inc.	Automobile	Second lien debt	L + 8.75%	13.94%	12/21/2026	—%	550	531	531	0.2%
3710 Rawlins Street Dallas, TX 75219
Wand NewCo 3, Inc.	Automobile	Second lien debt	L + 7.25%	12.44%	2/5/2027	—%	2,437	2,404	2,404	0.8%
401 E. Corporate Drive Suite 150 Lewisville, TX 7505
Orion Advisor Solutions, Inc.	Banking	Second lien debt	L + 8.50%	13.65%	9/24/2028	—%	2,661	2,475	2,475	0.8%
17605 Wright Street Omaha, NE 68130
Blackbird Purchaser, Inc.	Capital Equipment	Second lien debt	S + 7.50%	12.70%	4/8/2027	—%	718	695	695	0.2%
1900 Jetway Boulevard Columbus, OH 43219
Infinite Bidco LLC	Capital Equipment	Second lien debt	S + 7.00%	12.50%	3/2/2029	—%	820	700	700	0.2%
17792 Fitch Irvine, CA 92614

Name and Address of Portfolio Company	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 06/30/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
Star US Bidco LLC	Capital Equipment	Second lien debt	S + 8.00%	12.96%	3/17/2028	—%	3,547	3,498	3,493	1.2%
14845 West 64th Avenue Arvada, CO 80007
Technimark Holdings LLC	Containers, Packaging and Glass	Second lien debt	S + 6.75%	11.97%	7/9/2029	—%	1,360	1,292	1,292	0.4%
180 Commerce Place Asheboro, NC 27203		Second lien debt	L + 6.75%	11.94%	7/9/2029	—%	240	228	228	0.1%
Bella Holding Company, LLC	Healthcare, Education and Childcare	Second lien debt	S + 7.00%	12.20%	5/10/2029	—%	3,480	3,230	3,230	1.1%
2701 Renaissance Boulevard, Suite 200 King of Prussia, PA 19406
Electron BidCo Inc.	Healthcare, Education and Childcare	Second lien debt	L + 6.75%	12.29%	11/1/2029	—%	5,062	4,935	4,935	1.6%
3280 Peachtree Road NE Atlanta, GA 30305
Phoenix Guarantor Inc	Healthcare, Education and Childcare	Second lien debt	S + 8.50%	13.72%	3/5/2027	—%	2,080	1,963	1,963	0.7%
805 N. Whittington Parkway Louisville, KY 40222
Resonetics, LLC	Healthcare, Education and Childcare	Second lien debt	L + 7.00%	12.31%	4/28/2029	—%	600	573	573	0.2%
26 Whipple Street Nashua, NH 03060		Second lien debt	L + 7.00%	12.31%	4/28/2029	—%	60	57	57	—%
		Second lien debt	L + 7.00%	12.31%	4/28/2029	—%	220	210	210	0.1%
Aptean, Inc.	High Tech	Second lien debt	S + 7.00%	12.20%	4/23/2027	—%	4,053	3,810	3,810	1.3%
4325 Alexander Drive Alpharetta, GA 30022
Escape Velocity Holdings, Inc.	High Tech	Second lien debt	L + 7.50%	12.79%	10/6/2029	—%	1,300	1,228	1,228	0.4%
7505 Irvine Center Drive Irvine, CA 92618
Flexera Software LLC	High Tech	Second lien debt	S + 7.00%	12.22%	3/3/2029	—%	860	839	839	0.3%
300 Park Boulevard Itasca, IL 60143
Gainwell Acquisition Corp.	High Tech	Second lien debt	S + 8.00%	13.02%	10/2/2028	—%	1,260	1,222	1,222	0.4%
355 Ledgelawn Drive Conway, AR 72034
Imprivata, Inc.	High Tech	Second lien debt	S + 6.25%	11.35%	12/1/2028	—%	1,366	1,302	1,322	0.4%
480 Totten Pond Road Waltham, MA 02451
Maverick Bidco Inc	High Tech	Second lien debt	L + 6.75%	12.02%	5/18/2029	—%	460	435	435	0.1%
140 Broadway New York, NY 10005
OceanKey (U.S.) II Corp.	High Tech	Second lien debt	S + 6.75%	11.95%	12/17/2029	—%	2,240	2,083	2,083	0.7%
120 Broadway New York, NY 10271
Polaris Newco LLC	High Tech	Second lien debt	S + 9.25%	14.61%	6/4/2029	—%	3,480	3,289	3,328	1.1%
1500 Solana Boulevard Bldg 6 Westlake, TX 76262
Grinding Media Inc.	Mining, Steel, Iron and Non-Precious Metals	Second lien debt	L + 7.50%	13.04%	10/12/2029	—%	2,420	2,226	2,226	0.7%
1925 Akron-Peninsula Road Akron, OH 44313
Hyland Software, Inc.	Services: Business	Second lien debt	S + 6.25%	11.47%	7/7/2025	—%	382	369	369	0.1%
28500 Clemens Road, Westlake, Ohio 44145
Transact Holdings, Inc.	Services: Business	Second lien debt	L + 8.50%	13.76%	4/30/2027	—%	3,155	3,139	3,139	1.0%
22601 North 19th Avenue Phoenix, AZ 85027
All My Sons Moving and Storage	Services: Consumer	Second lien debt	L + 7.75%	12.97%	10/25/2029	—%	1,740	1,679	1,679	0.6%
2400 Old Mill Road Carrollton, TX 75007

Name and Address of Portfolio Company	Industry	Type of Investment	Reference Rate and Spread	Interest Rate	Maturity Date	% of Class Held at 06/30/2023	Par Amount/ Units	Amortized Cost	Fair Value	Percentage of Net Assets
ASP Dream Acquisition Co LLC	Services: Consumer	Second lien debt	S + 7.75%	12.95%	12/14/2029	—%	1,720	1,643	1,643	0.5%
150 Rouse Boulevard Philadelphia, PA 19112
Total Investments								$599,708	$599,929

MANAGEMENT OF THE FUND
Board
Our business and affairs are managed under the direction of our Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board consists of five members, three of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent.” “Interested persons” are generally persons that, under the 1940 Act, are deemed to have an interest in the Fund or the Adviser that could give rise to a conflict of interest in making certain determinations required by the 1940 Act. We refer to these individuals as our Independent Trustees. Our Board elects our executive officers, who serve at the discretion of the Board.
Trustees
Information regarding the Board is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Other Trusteeships Held by Trustee
Interested Trustees
Eric Muller	1972	Trustee	Since 2022	Portfolio Manager & Partner at Oak Hill Advisors (2018 – Present); Partner at Goldman Sachs (2006 – 2018)	Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – present); Investment Committee Member, Boston University Endowment (2018 – Present); Dean’s Advisory Board Member, Boston University Questrom School of Business (2015 – Present); Co-Chairman, Board of Trustees for StreetSquash (2012 – Present)
Alan M. Schrager	1968	Chairman and Trustee	Since 2022	Portfolio Manager & Senior Partner at Oak Hill Advisors (2003 – Present)	Chairman of the Board of Managers, OHA Senior Private Lending Fund (U) LLC (2022 – present); Board Member, Expro Group Holdings (2018 – Present); Board Member, New Heights Youth Inc. (2016 – Present); Board Member for Churchill Capital V (2022 – Present); Board Member for Churchill Capital VI (2022 – Present); Board Member for Churchill Capital VII (2022 – Present)
Independent Trustees
Kathleen M. Burke	1963	Trustee and Chair of the Nominating and Governance Committee	Since 2022	Managing Director at Snowbridge Advisors (2016 – Present); Advisor at Pacific General Holdings (April 2022 – Present).	Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – present).
Mark Manoff	1956	Trustee and Chair of the Audit Committee	Since 2022	Operating Partner at MidOcean Partners (2021 – Present); Vice Chair at Ernst & Young (1978-2021).	Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – present); Trustee, University of Maryland Smith Business School Advisory Board (2012 – Present); Trustee, Roundabout Theatre (2000 – 2020); Trustee, the First Tee (2011 – 2011).
Jonathan Morgan	1963	Trustee and Chair of the Independent Trustees Committee	Since 2022	Managing Member at Sound Fund Advisors LLC (2011 – Present).	Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – present); Director, Angel Oak Mortgage, Inc. (Jan 2022 – Present); Trustee, The Frank Foundation (2016 – Present); Trustee, Talmadge Hill Community Church (2019 – Present); Trustee, The Weekapaug Chapel (2020 – present); Trustee, Kids Empowered by Your Support (2016 – 2021).
The address for each trustee is c/o T. Rowe Price OHA Select Private Credit Fund, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of trustees serving staggered terms of three years each.

Executive Officers Who are Not Trustees
Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years
Andrew Winer	1968	Chief Operating Officer	Since 2022	Portfolio Manager at Sound Point Capital (2016 – 2022)
Gerard Waldt	1984	Chief Financial Officer	Since 2022	Deputy Chief Financial Officer at Bain Capital Specialty Finance (2018 – 2022); Controller and Interim Chief Accounting Officer at Hercules Capital (2016 – 2018)
Gregory Rubin	1971	Vice President	Since 2022	Partner and General Counsel , Global Head of Legal and Compliance at OHA (2007 – Present)
Grove Stafford	1977	Chief Compliance Officer and Secretary	Since 2022	Executive Director and Chief Compliance Officer at Morgan Stanley Investment Management – Private Credit, Equity & Real Estate (2018-2022); Vice President & Assistant General Counsel at Resource America, Inc.
The address for each executive officer is c/o T. Rowe Price OHA Select Private Credit Fund, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
Biographical Information
The following is information concerning the business experience of our Board and executive officers. Our Trustees have been divided into two groups—Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.
Interested Trustees
Eric Muller, Chief Executive Officer. Mr. Muller shares portfolio management responsibilities for private lending investments. Prior to joining OHA, Mr. Muller worked in Goldman Sachs’ Merchant Banking Division, where he was a Partner in the Private Credit Group, responsible for leading its private senior lending business in North America and managing vehicles that invested across the spectrum of the credit market. He previously worked as a private equity investor for the Cypress Group. Additionally, Mr. Muller serves on the Investment Committee for the Boston University Endowment and the Dean’s Advisory Board for the Boston University Questrom School of Business. He is Co-Chairman of the Board of Trustees for StreetSquash, an after-school youth enrichment program. He earned an M.B.A. from Harvard Business School, a J.D. from Harvard Law School and a B.A., summa cum laude, salutatorian, from Boston University.
Alan M. Schrager, Chairman of the Board. Alan M. Schrager shares portfolio management responsibilities for a number of OHA’s portfolios. Mr. Schrager serves on various OHA committees including the compliance, investment strategy, valuation and several fund investment committees. Previously, he had senior research responsibility for investments in private credit companies, software, industrials and gaming. Prior to joining OHA in early 2003, Mr. Schrager was a Managing Director of USBancorp Libra, where he was responsible for originating, evaluating and structuring private equity, mezzanine and debt transactions and also held several positions at Primary Network, a data CLEC, including Chief Financial Officer and Interim Chief Executive Officer. He previously worked in the Leveraged Finance and High Yield Capital Markets group at UBS Securities, LLC. He currently serves on the Board of Directors of Expro Group Holdings International Limited, three Churchill Capital special purpose acquisition companies and New Heights Youth, Inc. Mr. Schrager earned an M.B.A. from the Wharton School of the University of Pennsylvania, and a B.A. from the University of Michigan.

Independent Trustees
Kathleen M. Burke, Trustee. Ms. Burke is currently a Partner at Snowbridge Advisors, an independent advisory firm serving managers of private equity funds worldwide with a focus on middle market private equity funds and an advisor to Pacific General Holdings, a firm focused on advising on middle market cross border transactions. Ms. Burke has more than thirty years’ experience as an investment professional, both as an advisor and an investor, and is expert at executing, structuring and placing private alternative fund products and securities. Ms. Burke also managed private placements at Rothschild North America and Credit Suisse First Boston. At Credit Suisse First Boston, she led a team of professionals dedicated to raising private equity capital for venture stage and emerging growth companies in a variety of sectors including life sciences, healthcare, media, telecom, and technology services. Prior to Credit Suisse First Boston, Ms. Burke was on the buy-side and worked at both Prudential Insurance Company of America and GE Capital where she was responsible for a variety of investments, including control and growth transactions, mezzanine deals and senior loans. She received her MBA from the University of Pennsylvania’s Wharton School and has a BS in Finance from Boston College’s Carroll School of Management, where she was in the Honors Program and graduated cum laude.
Mark Manoff, Trustee. Mr. Manoff is an Operating Partner at MidOcean Partners, a premiere New York-based alternative asset manager specializing in middle-market private equity and alternative credit investments. He previously spent 39 years at Ernst & Young (EY) serving in many leadership positions, including as New York Office Managing Partner, and Americas Vice Chair Northeast Region Managing Partner, where he had P/L responsibility for a $4 billion business unit. Mr. Manoff was a member of EY’s Executive Board and Operating Committee for 8 years. He founded and led EY’s Center for Board Matters, EY’s effort to support board members in their oversight role by helping them address complex boardroom issues. Mr. Manoff retired as Vice Chair Markets where he was responsible for EY’s growth strategy and go-to-market activities. Following his retirement from EY, Mr. Manoff co-founded and was the CEO of a boutique consulting firm providing services to private equity and other high growth businesses. Mr. Manoff was also a member of the Board of Covetrus, a $4 billion formerly NASDAQ-listed global company that provided technology solutions and services to veterinarians, which was taken private in October 2022. Mr. Manoff is a CPA and has a BS from the University of Maryland Smith Business School where he was a past Chair.
Jonathan Morgan, Trustee. Mr. Morgan is the founding Principal of Sound Fund Advisors LLC, a firm he founded in March 2011, where he acts as an independent director. Mr. Morgan has over 22 years of experience in the financial markets, including nine years of investment experience as a strategist or portfolio manager at three different investment managers: Caxton Associates (1993-1996), Croesus Capital Management (1997-1998) and Parallax Capital Management (1999-2002). In addition, Mr. Morgan has more than nine years of experience researching and investing in investment funds. He was the Head of Research and Portfolio Management in the Alternative Investment Group of Julius Baer Investment Management (2002-2005) where he supervised both investment research as well as the operational risk group. In 2005, Mr. Morgan joined Barclays Global Investors (2005-2009) as the Head of Manager Selection and subsequently became the Head of Investments for their Hedge Fund Management Group. During his tenure, Mr. Morgan was the head of Barclays Global Investor’s New York office. In 2009, Mr. Morgan joined UBP Asset Management (2009-2011) as the Head of Global Hedge Fund Research. Prior to 1993, Mr. Morgan worked for Morgan Stanley for five years. He has an AB from Princeton University (1986), an MPP from Harvard’s Kennedy School of Government (1990) and an MDIV from Yale Divinity School (2019).
Executive Officers Who are not Trustees
Gerard Waldt, Chief Financial Officer. Mr. Waldt has primary responsibility for financial activities of OHA’s BDCs and similar vehicles. Prior to joining OHA, Mr. Waldt was the Deputy Chief Financial Officer at Bain Capital Specialty Finance. Previously, he was Controller and Interim Chief Accounting Officer at Hercules Capital. He earned a B.B.A. in Accounting from James Madison University.
Andrew Winer, Chief Operating Officer. Mr. Winer works in the area of new business development and has primary responsibility for operations of OHA’s BDCs and similar vehicles. Prior to joining OHA, Mr. Winer was the Co-Founder and Portfolio Manager of Sound Point Capital’s commercial real estate business and served as Chief

Investment Officer of InPoint Commercial Real Estate Income Inc. Previously, Mr. Winer served as President of Global Net Lease, Inc. and worked at Credit Suisse and predecessor firms in a variety of commercial real estate and structured finance related positions. Mr. Winer earned a Master of Accountancy and a B.B.A. in Accounting from the University of Michigan School of Business.
Grove Stafford, Chief Compliance Officer and Secretary. Mr. Stafford provides legal and compliance services to OHA. Prior to joining OHA, Mr. Stafford worked as an Executive Director for Morgan Stanley Investment Management where he served as Chief Compliance Officer for the firm’s private credit, equity and real assets businesses as well as the firm’s business development companies. Prior to joining Morgan Stanley, he was employed by Resource America, Inc., serving as Vice President and Assistant General Counsel with responsibility for legal and compliance matters for Resource America’s investment adviser and broker-dealer platforms. Mr. Stafford earned a J.D. from Tulane University and a B.A. from Boston University.
Gregory Rubin, Vice President. Mr. Rubin is a Partner and General Counsel of OHA. Mr. Rubin has overall management responsibility for the firm’s global legal and compliance services. He serves on various firm committees including risk, compliance, valuation and ESG committees. Mr. Rubin previously served as a Vice President and Regulatory Counsel in the Institutional Securities Group at Morgan Stanley and as a corporate and securities attorney at Lewis and Roca, LLP. He earned a J.D. from Cleveland-Marshall College of Law and a B.B.A. from the University of Cincinnati.
Communications with Trustees
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent to T. Rowe Price OHA Select Private Credit Fund, c/o OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, Attention: Chief Compliance Officer.
Committees of the Board
Our Board currently has three committees: an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee. Under the Declaration of Trust, the Fund is required to hold annual meetings to consider such matters as may appropriately come before such meetings.
Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm (including compensation therefore), reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee will also have principal oversight of the valuation process used to establish the Fund’s NAV and for the determination the fair value of each of our investments. The Audit Committee is presently composed of three persons, including Kathleen M. Burke, Mark Manoff, and Jonathan Morgan, all of whom are considered independent for purposes of the 1940 Act. Mr. Manoff serves as the chair of the Audit Committee. Our Board has determined that Mr. Manoff qualifies as an “Audit Committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.
A copy of the charter of the Audit Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at www.ocreditfund.com.
Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of Independent Trustees. The Nominating and Governance Committee consists of three persons, including Kathleen M. Burke, Mark Manoff, and Jonathan Morgan, all of whom are considered independent for purposes of the 1940 Act. Ms. Burke serves as the chair of the Nominating and Governance Committee.
The Nominating and Governance Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustees at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustees by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.
A copy of charter of the Nominating and Governance Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at www.ocreditfund.com.
Independent Trustees Committee. The Independent Trustees Committee operates pursuant to a charter approved by our Board. The Independent Trustees Committee consists of three persons, including Kathleen M. Burke, Mark Manoff, and Jonathan Morgan, all of whom are considered independent for purposes of the 1940 Act. Mr. Morgan serves as the chair of the Independent Trustees Committee. The Independent Trustees Committee assists the Board by acting as a liaison between the Board and our principal service providers, including without limitation, the Adviser. The Independent Trustees Committee is responsible for assessing the flow of information between management and the Board and overseeing the annual approval process of the Advisory Agreement and the Administration Agreement. The Independent Trustees Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board may deem necessary or appropriate. The Independent Trustees Committee will also have principal oversight over the process used to approve co-investments for the Fund. Time is allotted at each quarterly meeting of our Board for the Independent Trustees to meet and discuss any issues that they deem necessary or appropriate. The Independent Trustees may also choose to meet in executive session outside the presence of the Interested Board members during the course of other meetings of our Board or at other times as they deem necessary or appropriate.
A copy of the charter of the Independent Trustees Committee is available in print to any Member who requests it, and it will also be available on the Fund’s website at www.ocreditfund.com.
Compensation of Trustees
Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These Trustees are Kathleen M. Burke, Mark Manoff, and Jonathan Morgan. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

	Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee	Committee Meeting Fee	Audit	Nominating and Governance	Compensation
$100,000	$2,500	$1,000	$15,000	$2,500	$2,500
We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.
Staffing
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.
Compensation of Executive Officers
None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.
Board Leadership Structure
Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us, approves the appointment of our investment adviser, administrator and officers, and has oversight of the valuation process used to establish the Fund’s NAV. The role of our Board, and of any individual Trustees, is one of oversight and not of management of our day-to-day affairs.
Under our bylaws, our Board may designate one of our Trustees as chair to preside over meetings of our Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board. The Board has appointed Alan M. Schrager to serve in the role of chairperson of the Board. The chairperson’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.
Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
Board Role in Risk Oversight
Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring by our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Boards risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we will be subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT
OHA Private Credit Advisors LLC will serve as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.
Investment Personnel
The management of our investment portfolio will be the responsibility of the Adviser and the Investment Committee. The Investment Committee is currently comprised of Glenn August, Alan Schrager, Eric Muller, Thomas Wong, and Harpreet Anand. Alan Schrager and Eric Muller, the Fund’s Chief Executive Officer, are responsible for the day-to-day management of the Fund.
The Adviser, through the resources and personnel provided by OHA through the Resource Sharing Agreement, is currently staffed with more than 100 investment professionals, including the investment personnel noted above, and approximately 390 employees. In addition, the Adviser may retain additional investment personnel in the future based upon its needs.
The table below shows the dollar range of Common Shares owned by the portfolio managers as of June 30, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities (1)
Alan Schrager	None
Eric Muller	None
__________________
(1)Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of June 30, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts ($ millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee ($ millions)
Alan Schrager
Registered investment companies	—	$–	—	$–
Other pooled investment vehicles:	5	$6,243	5	$6,243
Other accounts	33	$12,071	30	$9,358
Total	38	$18,314	35	$15,601

Type of Account	Number of Accounts	Assets of Accounts ($ millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee ($ millions)
Eric Muller
Registered investment companies	—	$–	—	$–
Other pooled investment vehicles:	4	$3,402	4	$3,402
Other accounts	14	$6,099	9	$2,172
Total	18	$9,501	13	$5,574
The Adviser
Investment Committee
Investment decisions generally require consensus approval of the Investment Committee. The Investment Committee will meet regularly to vet new investment opportunities, and evaluate strategic initiatives and actions taken by the Adviser on our behalf. The day-to-day management of investments approved by the Investment Committees will be overseen by the portfolio managers.
All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Adviser. None of the Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.
Members of the Investment Committee Who Are Not Our Trustees or Executive Officers
Glenn August, Founder & Chief Executive Officer of OHA. Mr. August has overall management responsibility for OHA. In addition, he serves as global head of the OHA’s distressed investment activities. Mr. August chairs or serves on various OHA committees, including the partnership, investment strategy and several fund investment committees. He co-founded the predecessor investment firm to OHA in 1987 and took responsibility for OHA’s credit and distressed investment activities in 1990. Mr. August has played leadership roles in numerous restructurings and, since 1987, has served on seventeen corporate boards. He currently serves on the Board of Directors of Lucid Group, Inc., MultiPlan, Inc. and three Churchill Capital special purpose acquisition companies. Mr. August also serves on the Board of Trustees of Horace Mann School and the Mount Sinai Medical Center, and on the Board of Directors of the Partnership for New York City and the 92nd St. Y. He earned an M.B.A. from Harvard Business School, where he was a Baker Scholar, and a B.S. from Cornell University.
Thomas Wong, Portfolio Manager & Partner of OHA. Mr. Wong shares portfolio management responsibilities for a number of OHA’s portfolios. Mr. Wong is a member of OHA’s investment strategy and ESG committees. Previously, he had senior research responsibility for the chemicals, consumer products, food and beverage, healthcare, industrials, retail and restaurants, services and telecommunications, media, cable and technology industries. Mr. Wong currently serves on the Board of Directors for the Loan Syndications and Trading Association and Yonkers Partners in Education. Prior to joining OHA in 2001, he worked at Deutsche Bank, where he was a member of the Debt Capital Markets group. Mr. Wong received a B.A., cum laude, from Harvard University and has earned the Chartered Financial Analyst designation.
Harpreet Anand, Portfolio Manager & Partner of OHA. Mr. Anand shares portfolio management responsibility for a number of OHA’s portfolios. Mr. Anand serves on various OHA committees including the compliance committee, investment strategy committee and the Diversity & Inclusion Council. Previously, he had senior research responsibility for automotive, building products, chemicals, metals & mining, paper & packaging and aerospace & defense industries. Prior to joining OHA in 2006, Mr. Anand worked at Bear, Stearns & Co. Inc. in its Leveraged Finance/Financial Sponsors Group. He earned a B.B.A., with Honors, from the Stephen M. Ross School of Business at the University of Michigan.

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT
OHA Private Credit Advisors LLC is located at 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser manages our day-to-day operations and provides investment advisory services to us.
Advisory Agreement
The Adviser will provide management services to us pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser is responsible for the following:
•determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objective, policies and restrictions;
•identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;
•monitoring our investments;
•performing due diligence on prospective portfolio companies;
•exercising voting rights in respect of portfolio securities and other investments for us;
•serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;
•negotiating, obtaining and managing financing facilities and other forms of leverage; and
•providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.
The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.
Compensation of Adviser
We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.
Management Fee
The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less the fair value of our liabilities, determined on a consolidated basis in accordance with GAAP. In addition, the Adviser has agreed to waive its management fee for the first six months following the effective date of this registration statement.
Incentive Fee
The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income
The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns attributable to each class of the Fund’s Common Shares. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Fund’s Pre-Incentive Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.
Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).
We will pay the Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
▪No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns attributable to the applicable share class do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
▪100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns attributable to the applicable share class, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and
▪12.5% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns attributable to the applicable share class, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets per quarter)

0%	1.25%	1.43%

ß 0% à	ß 100% à	ß 12.5% à

Percentage of each Class’s Pre-Incentive Fee Net Investment Income
Allocated to Quarterly Incentive Fee
These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
The Adviser has agreed to waive the incentive fee based on income for the first six months following the effective date of this registration statement.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:
•12.5% of cumulative realized capital gains attributable to the applicable share class from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.
Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee by the applicable share class for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly. The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated.
Examples of Quarterly Incentive Fee Calculation
Example 1 — Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of net asset value at the beginning of the quarter	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income for the quarter	1.00%	1.35%	2.00%
Catch up incentive fee (maximum of 0.18%)	0.00%	-0.10%	-0.18%
Split incentive fee (12.50% above 1.43%)	0.00%	0.00%	-0.07%
Net Investment income	1.00%	1.25%	1.75%
Scenario 1 — Incentive Fee on Income
Pre-incentive fee net investment income does not exceed the 1.25% quarterly preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Scenario 2 — Incentive Fee on Income
Pre-incentive fee net investment income falls between the 1.25% quarterly preferred return rate and the upper level breakpoint of 1.43%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.25% quarterly preferred return.
Scenario 3 — Incentive Fee on Income
Pre-incentive fee net investment income exceeds the 1.25% quarterly preferred return and the 1.43% upper level breakpoint provision. Therefore the upper level breakpoint provision is fully satisfied by the 0.18% of pre-incentive fee net investment income above the 1.25% preferred return rate and there is a 12.50% incentive fee on pre-incentive fee net investment income above the 1.43% upper level breakpoint. This ultimately provides an incentive fee which represents 12.50% of pre-incentive fee net investment income.
Example 2 — Incentive Fee on Capital Gains
Assumptions
Year 1: No net realized capital gains or losses
Year 2: 6.00% realized capital gains and 1.00% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 12.50% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 12.50% × (0)
= 0
= No Incentive Fee on Capital Gains
Year 2 Incentive Fee on Capital Gains	= 12.50% × (6.00% −1.00)%
= 12.50% × 5.00%
= 0.63%
Administration Agreement
Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation, Overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any personnel of OHA or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. The Administrator has hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.
The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator. We will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.
Certain Terms of the Advisory Agreement and Administration Agreement
Each of the Advisory Agreement and the Administration Agreement has been approved by the Board. Unless earlier terminated as described below, each of the Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. We may terminate the Advisory Agreement upon 60 days’ written notice, and the Administration Agreement upon 120 days’ written notice, without payment of any penalty. The decision to terminate either agreement may be made by a majority of the Board or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Adviser may terminate the Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 120 days’ written notice. The Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.
OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Advisory Agreement and Administration Agreement, respectively, relate, provided that OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) shall not be protected against any liability to the Fund or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Advisory Agreement and the Administration Agreement provide that, absent disabling conduct, OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of OHA Private Credit Advisors LLC’s services under the Advisory Agreement and its services under the Administration Agreement or otherwise as adviser or administrator for us. OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) had reasonable cause to believe its conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of (i) negligence or misconduct, in the case that the Indemnified Party is OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator), an affiliate of OHA or one of our officers or (ii) gross negligence or willful misconduct, in the case that the Indemnified Party is a trustee of the Fund who is not also an officer of the Fund or the Adviser or an Affiliate of the Adviser; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

Payment of Our Expenses Under the Investment Advisory and Administration Agreements
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine Overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:
1.investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Advisory Agreement;
2.the Fund’s allocable portion of Overhead expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of OHA or any of its affiliates, subject to the limitations described in “Advisory and Administration Agreement—Administration Agreement”; and
3.all other expenses of the Fund’s operations and transactions, including those listed in Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Components of Our Results of Operations—Expenses.”
From time to time, OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) or its affiliates may pay third-party providers of goods or services. We will reimburse OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) or such affiliates thereof for any such amounts paid on our behalf. From time to time, OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.
Costs and expenses of OHA Private Credit Advisors LLC (in its capacity as the Adviser and the Administrator) that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.
Board Approval of the Advisory Agreement
Our Board, including our Independent Trustees, approved the Advisory Agreement at a meeting held on October 7, 2022. In reaching a decision to approve the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;
•the proposed investment advisory fee rates to be paid by the Fund to the Adviser;
•the fee structures of comparable externally managed business development companies that engage in similar investing activities;
•our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•information about the services to be performed and the personnel who would be performing such services under the Advisory Agreement; and
•the organizational capability and financial condition of the Adviser and its affiliates.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of our shareholders.
Prohibited Activities
Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:
•We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable and fair to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
•The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;
•We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;
•We may not acquire assets in exchange for our Common Shares without approval of a majority of our Board, including a majority of the Independent Trustees with consideration to an independent appraisal of such assets;
•We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•The Adviser may not charge duplicate fees to us; and
•The Adviser may not provide financing to us with a term in excess of 12 months.
In addition, in the Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.
Compliance with the Omnibus Guidelines Published by NASAA
Rebates, Kickbacks and Reciprocal Arrangements
Our Declaration of Trust prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under the Advisory Agreement.
Commingling
The Adviser may not permit our funds to be commingled with the funds of any other entity.

CONFLICTS OF INTEREST
General
The Fund is subject to a number of actual and potential conflicts of interests. The following represent the known inherent or potential conflicts of interest that should be considered by prospective investors before subscribing for the Common Shares. The Adviser and its affiliates, direct and indirect members, direct and indirect partners and/or employees, do now and may in the future manage or co-manage other investment vehicles, BDCs, collateralized loan obligations and/or separate accounts (the “OHA Clients”), some of which follow, or may follow, investment programs substantially similar to that of the Fund. The existence of multiple OHA Clients (including the Fund) may create a number of potential conflicts of interest.
The Adviser will devote as much of its time to the activities of the Fund as it deems sufficient and appropriate. The Adviser and its affiliates are not restricted from forming (or allocating investment opportunities to) other OHA Clients, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and/or its affiliates. The Adviser is not restricted from establishing new OHA Clients. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, the Adviser’s other partners and their respective officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and other business activities, including, without limitation, the management of the assets of the other OHA Clients.
The Adviser has multiple advisory, transactional, financial and other interests that conflict or may conflict with those of the Fund and its shareholders. The Adviser may, in the future, engage in additional activities that result in additional conflicts of interest not addressed below. Any such conflicts could have a material adverse effect on the Fund and its shareholders.
Allocation of Investment Opportunities
The Adviser, on behalf of the Fund, and OHA (or an affiliate), on behalf of other OHA Clients, may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and the other OHA Clients. The Adviser and OHA (or an affiliate) have established policies and procedures for allocating investment opportunities among the Fund and such other OHA Clients.
When the Adviser and OHA (or an affiliate) determine that it would be appropriate for the Fund and one or more of the other OHA Clients to participate in an investment opportunity, the Adviser and OHA (or an affiliate) will seek to execute orders on an equitable basis for all of the participating OHA Clients, including the Fund. This could, among other adverse consequences, affect the prices of the securities or other obligations in which the Fund invests and will affect the availability of such securities or obligations to the Fund. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may (or may not) be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities or other obligations may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable. There is no obligation for the Fund to dispose of any investment at the same time as any other OHA Client, nor for any other OHA Client to dispose of any investment at the same time as the Fund. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or OHA (or an affiliate) for other investment accounts and redemption or withdrawal requests by investors in such other OHA Clients. This could increase or decrease the concentration of certain investment holdings of the Fund and could possibly lead to situations where the Fund either has to or, conversely, cannot, enter into a transaction or capitalize on an investment opportunity with respect to such investment holdings.
In determining initial allocations of investments among the OHA Clients (including the Fund), the Adviser and its affiliates will take into account relative amounts of available capital and maximum issuer sizes. The available capital and maximum issuer sizes will be determined at the discretion of the Adviser and its affiliates, taking into consideration applicable investment guidelines of the OHA Clients (including the Fund) and other applicable factors, including, without limitation, available cash, unfunded capital commitments, planned capital flows, leverage and certain liquid investments. Following the determination of the initial allocation, other factors may be considered by the Adviser and its affiliates, as they deem appropriate, in making final allocation determinations among the OHA Clients, including (as applicable), without limitation: investment objectives; the timing of capital inflows and outflows and anticipated capital commitments, subscriptions and distributions and/or withdrawals (or redemptions); liquidity; yield; transaction costs; transaction-specific minimum investment obligations, eligibility requirements and/or other statutory or contractual restrictions or obligations; portfolio diversification; relative market or industry exposure; tax efficiencies and potential adverse tax consequences; regulatory, policy and/or other restrictions applicable to participating OHA Clients and/or to their investors; the avoidance of odd lots or a de minimis allocation to one or more participating OHA Clients; the risk profile of an investment opportunity and the applicable OHA Clients; the type of asset (e.g., loan versus equity); the capital available for the investment opportunity; and any other factors similar to the foregoing or any other considerations deemed relevant by the Adviser and its affiliates. In addition to the foregoing factors, the Adviser and its affiliates also consider the length of the investment period and any applicable post-investment period term of each OHA Client, which may differ. As a result, an OHA Client that is approaching the end of its investment period may not be allocated investment opportunities that have longer investment time horizons or that are more illiquid, even if such opportunity is otherwise an eligible investment for such OHA Client. The Adviser and its affiliates in certain situations will adjust investment allocations in cases where they are limited in their ability to allocate across all OHA Clients. Subsequent purchases of an investment may be allocated based on the relative existing positions in such investment among the OHA Clients (including the Fund).
Based on the foregoing investment allocation methodology, an OHA Client with higher available capital than a similarly sized or even larger sized OHA Client will, if the maximum issuer size is equal, have a higher initial allocation percentage to an investment. Additionally, an OHA Client with a larger maximum issuer size than a similarly sized or even larger sized OHA Client will, if the amount of available capital is equal, have a higher initial allocation percentage to an investment.
Furthermore, an OHA Client may invest in certain investment strategies, and then the Adviser and its affiliates may subsequently offer other OHA Clients the same or similar investment strategies through stand-alone vehicles, which may serve as the primary vehicles for such strategies. Any opportunity to invest in such a stand-alone vehicle will be considered for all OHA Clients who invested previously in such investment strategies. An OHA Client whose investment activities commenced after the establishment of a stand-alone vehicle may not be able to participate in such stand-alone vehicle if it is a closed-end vehicle or the Adviser determines it could dilute or adversely impact the existing OHA Clients in such vehicle.
The outcome of any allocation determination by the Adviser and its affiliates may result in the allocation of all or none of an investment opportunity to the Fund. There can be no assurance that the Fund will have an opportunity to participate in certain investments that fall within the Fund’s investment objective. The Adviser’s investment allocation policies and procedures may be amended at any time without the shareholders’ consent.
When multiple of the OHA Clients participate in specific investments together with the Fund, the Adviser and/or its affiliates will seek to allocate expenses among such OHA Clients pursuant to the Adviser’s expense allocation policy.
In certain circumstances, in order to ensure that allocations are being made in the best interests of the OHA Clients involved, from time to time, the Adviser and its affiliates may review an OHA Client’s exposure to certain investments, determine exposure targets for such OHA Clients and allocate investment opportunities accordingly.
Related Clients
The Adviser is expected to conduct the Fund’s investment program in a manner that is similar (or in some cases, substantially similar) to the investment programs of certain other OHA Clients (such OHA Clients, the “Related Clients”). Related Clients are expected to co-invest with, or, at times, invest on a side-by-side basis with, the Fund, including through master, joint or commingled accounts or investment vehicles. However, there are, or may be, differences among the Fund and the Related Clients with respect to investment objectives, investment strategies, investment parameters and restrictions, hedging strategies, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and redemptions or withdrawals, cash flow considerations, market conditions, considerations related to existing exposures to an issuer or security and other considerations deemed relevant by the Adviser and its affiliates (the nature and extent of such differences, if any, will vary from Related Client to Related Client), which, as applicable, will cause variation among the investment portfolios of the Fund and the Related Clients and in the allocation of investment opportunities among the Fund and the Related Clients. In addition, certain investments (e.g., odd lots, investments with limited capacity and/or stub pieces) may not be feasible to allocate to the Fund and/or one or more Related Clients.
Given the foregoing considerations, there may be circumstances where: (i) the Fund and only some of the Related Clients participate in parallel investment transactions; (ii) the level of participation by the Fund and the Related Clients in parallel investment transactions is not on a pro rata basis; (iii) the terms of parallel investment transactions vary between and among the Fund and one or more Related Clients; (iv) the Fund and one or more Related Clients effectively engage in opposite transactions with respect to a particular investment (e.g., the Fund buys an investment and one or more Related Clients sells the same investment and/or the Fund takes a “long” position in an investment and one or more Related Clients takes a “short” position with respect to the same investment); and/or (v) investment transactions between and among the Fund and the Related Clients vary in other respects. Such non-parallel and/or non-pro rata investment transactions between or among the Fund and the Related Clients will be made at the discretion of the Adviser and its affiliates including, without limitation, when deemed: (1) appropriate because of the differences between the clients involved (or the terms applicable to the Fund and/or such Related Clients) and/or (2) otherwise to be in the interests of the clients involved. In addition, there may be circumstances where the Fund and one or more Related Clients participate in the same investment, but either (A) the Fund does not enter into certain hedging transactions entered into by such Related Client(s) with respect to such investment, or (B) the Fund enters into certain hedging transactions not entered into by such Related Client(s) with respect to such investment.
In addition, Related Clients are, or may be, subject to terms that differ from the terms described in this prospectus, which may include, without limitation, restrictions on investing in certain investment products or terms related to tax, legal, regulatory and/or other similar considerations. In addition, the governing documents of one or more Related Clients may contain terms, certain of which could be considered more favorable than the terms set forth in this prospectus, including, without limitation, terms relating to fee reductions, expenses, portfolio transparency and/or liquidity. For example, one or more Related Clients may receive more detailed portfolio information or information on a more frequent basis and/or have rights to make additional subscriptions or contributions and/or have more favorable liquidity rights (such as a right to redeem or withdraw and/or a right to redeem or withdraw with shorter prior notice periods and/or with more frequency), in each case, than compared to the Fund. Any such different and/or preferential terms could have an adverse impact on the investments of the Fund and/or the value of Common Shares.
Special Purpose Entities
The Adviser may, in its discretion, structure any investment, in whole or in part, as an investment made directly by the Fund and/or through one or more special purpose entities or subsidiaries and/or restructure an existing investment that was initially held directly by the Fund and/or one or more other OHA Clients such that, following such restructuring, such investment is held indirectly through one or more special purpose entities or subsidiaries, in each case, in order to address legal, tax, regulatory, currency or other considerations with respect to the Fund and/or one or more of such other OHA Clients (which considerations may only affect one or more of such other OHA Clients (and not the Fund) and may include the administrative convenience of the Adviser, its affiliates, the Fund and/or one or more other OHA Clients), as deemed appropriate by the Adviser in its discretion. The Fund and/or any other OHA Clients investing through any such special purpose entity or subsidiary will bear any and all fees, costs and expenses in connection with the formation, organization, operation, management and dissolution of such special purpose entity or subsidiary (including the fees, costs and expenses of preparing the constituent documents and any other agreements of (or related to) such special purpose entity or subsidiary and/or any fees, costs and expenses related to borrowings incurred by such special purpose entity or subsidiary), even in circumstances where such special purpose entity or subsidiary is intended primarily or solely for the benefit of one or more other OHA Clients (and not the Fund). To the extent the Fund holds an investment through a special purpose entity or subsidiary, the Fund’s returns may be adversely impacted.

Conflicts Arising from Organizational, Ownership and Investment Structure
The organizational, ownership and investment structure of the Fund involves a number of relationships that give rise to potential conflicts of interest. In certain instances, the interests of the Adviser and its affiliates could differ from the interests of the Fund’s shareholders, including with respect to the types of investments made, the timing and method in which investments are exited, the timing and amount of distributions to the shareholders, the reinvestment of returns generated by investments and the appointment of outside advisers and service providers. There can be no assurance that any such conflict would be resolved in favor of the shareholders and this may negatively affect the value of the Common Shares.
The terms of this prospectus and the Fund’s overall investment objective were established by persons who were, at the relevant time, employees of the Adviser and/or an affiliate thereof. Because these arrangements were initially drafted and negotiated between and among related parties, their terms, including terms relating to compensation, contractual or fiduciary duties, conflicts of interest and termination rights, the activities of the Fund and limitations on indemnification and exculpation, are likely less favorable than otherwise might have resulted if such negotiations had involved unrelated parties.
Conflicts with Borrowers and Issuers
In certain instances, partners, officers and/or employees of the Adviser may serve as directors of certain issuers of loans in which the Fund invests and, in that capacity, will be required to make decisions that they consider to be in the best interests of such issuers. In certain circumstances, such as in situations involving bankruptcy or near insolvency of an issuer, actions that may be in the best interests of such issuer may not be in the best interests of the Fund, and vice versa. Accordingly, in these situations, there is the potential for conflicts of interest between an individual’s duties as a partner, officer or employee of the Adviser and such individual’s duties as a director of such issuer.
Advisory Fee and Performance Fee
The Management Fee and the Incentive Fee that the Adviser will receive have not been established on the basis of an arm’s-length negotiation between the Fund and the Adviser. The existence of the Incentive Fee creates an incentive for the Adviser to approve, and thereby cause the Fund to make, more speculative investments than it would otherwise make in the absence of such performance-based compensation.
Furthermore, the Adviser and its affiliates could be incentivized to allocate investment opportunities to OHA Clients that pay performance-based compensation on terms that are preferential to other OHA Clients. For example, some OHA Clients pay higher performance-based compensation as compared to other OHA Clients and some OHA Clients pay performance-based compensation periodically on realized and unrealized net gains as compared to other OHA Clients that pay performance-based compensation on a deferred basis as investments are realized and proceeds are distributed. In addition, some OHA Clients have a high water mark, soft or hard hurdle and/or a preferred return, and the Adviser and its affiliates could be incentivized to allocate investment opportunities to OHA Clients that are close to their respective high water mark, soft or hard hurdle and/or preferred return, in order to begin or to continue accruing and/or receiving performance-based compensation with respect to such OHA Clients. Similarly, the Adviser and its affiliates could be incentivized to dedicate increased resources and/or allocate more profitable investment opportunities to OHA Clients that pay higher management fees than other OHA Clients. Notwithstanding the foregoing, the Adviser’s investment allocation process does not take into account management fees and/or performance-based compensation terms when allocating investment opportunities among OHA Clients. Finally, the Management Fee paid to the Adviser by the Fund is calculated as a percentage of the cost basis of the Fund’s investments, including expenses related thereto. The Adviser will determine in its discretion the expenses that are related or attributable to a given investment, and will face a conflict in doing so, because the inclusion of additional expenses in the cost basis of investments will increase the base upon which the Management Fee is calculated.

Diverse Investors
The investors in the Fund are expected to include diverse investors that may have conflicting tax and other interests with respect to their investment in the Fund. In addition, the Adviser, its affiliates and their respective employees may invest directly in the Fund. As a result, conflicts of interest may arise in connection with decisions made by the Adviser that may be more beneficial for one type of investor. In making decisions, the Adviser intends to consider the investment objective of the Fund as a whole, and not the investment objective of any shareholder individually.
Information Barriers and Material Non-Public Information
From time to time, partners, officers and/or employees of the Adviser receive material non-public information. Any partner, officer or employee of the Adviser may serve as an officer, director, advisor or in comparable management functions for issuers in which the Fund invests, and any such partner, officer or employee may obtain material non-public information in connection therewith, or in connection with such partner’s, officer’s or employee’s other activities in the financial markets. The Adviser generally operates without permanent information barriers to separate persons who make investment decisions from others who might possess material non-public information that could influence such decisions. In an effort to manage possible risks arising from the Adviser’s decision not to implement such barriers, the Adviser maintains a list of restricted securities with respect to which the Adviser may have access to material non-public information and in which the OHA Clients are restricted from trading. The Adviser’s ability to implement the Fund’s strategy effectively will be limited to the extent that trading is restricted due to material non-public information. In some cases, material non-public information is obtained deliberately, in the context of specific OHA Client investments, and the subsequent restriction on trading applies also to other OHA Clients (such as the Fund) who did not participate in such investments. For example, if the Adviser obtains material non-public information with respect to loan positions held by certain OHA Clients, the Adviser will be restricted from trading securities of the same issuer for other OHA Clients (such as the Fund) on the basis of such material non-public information in the absence of an information barrier.
From time to time, the Adviser arranges limited-purpose, issuer-specific information barriers with respect to one or more issuers, including barriers in the context of private loan investments. One purpose of an information barrier is to retain material non-public information on one side of the information barrier, and allow for public trading on the side of the barrier that possesses only publicly available information. Another purpose is to enable independent investment decision making across OHA Clients or across an issuer’s capital structure where there is a conflict of interest. An information barrier is also used to enable the Adviser to work with one or more potential bidders in an acquisition financing opportunity, in order to enhance the likelihood of working with the winning bidder. If an issuer is subject to an information barrier, the investment professionals on one side of the barrier will be limited in their ability to leverage the expertise of the investment professionals on the other side of the barrier with respect to such issuer. If information is inadvertently crossed over an information barrier (or no information barrier exists), OHA Clients (such as the Fund) may be prohibited or restricted by law, policy or contract, for a period of time, from: (i) unwinding a position in such issuer, (ii) establishing an initial position or taking any greater position in such issuer, (iii) pursuing other investment opportunities related to such issuer and/or (iv) engaging in negotiations or structuring discussions with respect to such issuer, any of which could impact the returns generated for the Fund.
Shareholder Rights Against Third Parties
An investment in the Fund will not of itself confer upon shareholders any rights against third parties engaged by the Adviser to provide services to the Adviser or the Fund. In certain situations, the Adviser may take appropriate action against such third parties on behalf of the Fund or the shareholders in order to protect the interests of the Fund, but is under no obligation to do so.
Other Activities
None of the Adviser or any of its partners and/or employees are required to manage the Fund as their sole and exclusive function and each may engage in other business ventures and other activities unrelated to the affairs of the Fund, including directly or indirectly purchasing, selling, holding or otherwise dealing with any securities (including securities in which the Fund invests) for the account of other investment funds, for their own accounts or for the accounts of their family or the OHA Clients.
The Adviser, the partners of the Adviser and their respective affiliates may give advice and recommend securities or other obligations to the other OHA Clients that may differ from advice given to, or securities or other obligations recommended or bought for, the Fund, though their investment objective may be the same or similar.
In addition, the Adviser may cause the Fund to invest in a security or an issuer (e.g., a pooled investment vehicle or a portfolio company) in which the Adviser, one or more direct and/or indirect partners of the Adviser and/or one or more persons otherwise associated with the Adviser has a direct or indirect economic interest. In making such a decision, the Adviser would have an incentive to cause the Fund to invest in such security or issuer partially because of such direct or indirect economic interest therein.
The Adviser and its affiliates may expand the range of services that they provide over time. Except as provided herein and the Fund’s governing documents, the Adviser and its affiliates will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, private equity sponsors and their senior managers, including relationships with investors in the OHA Clients who may hold or may have held investments similar to those intended to be made by the Fund.
In addition, employees of the Adviser and its affiliates from time to time hold personal interests in companies to whom the Adviser and its affiliates direct work for the benefit of one or more OHA Clients, including the Fund, and for which the expense is payable by one or more OHA Clients, including the Fund.
Arrangements with Third-Party Managers
The Fund may enter into joint ventures with third-party managers or persons to manage specified portfolio investments or categories of portfolio investments and in connection therewith receive performance-based compensation in vehicles through which the joint venture invests. The Fund may also hold certain portfolio investments through investment vehicles managed in whole or in part by third-party managers or persons where the Adviser determines this is necessary or appropriate due to investment, regulatory or similar reasons. Any compensation of such third-party managers or of joint venture partners will not offset fees paid to the Adviser.
Co-Investments
The Adviser may, from time to time, depending on the type of investment opportunity, in its discretion, offer co-investment opportunities with respect to the Fund’s investments to: (i) co-investment vehicles formed to invest in one or more investments of the Fund, (ii) other OHA Clients, (iii) certain shareholders, (iv) affiliates or employees of the Adviser (and/or their respective family members) or (v) any other person or entity, including, without limitation, any person or entity who the Adviser believes, in its discretion, will be of benefit to the Fund (or to one or more investments of the Fund) or who may provide a strategic, sourcing or similar benefit to the Adviser, the Fund, any investment of the Fund or one or more of their respective affiliates due to industry expertise or otherwise, including finders, senior advisors, originators and/or consultants of the Fund (and the Adviser may also organize one or more entities to invest in the Fund or to co-invest alongside the Fund to facilitate personal investments by any of the foregoing persons or entities) (collectively, “Co-Investors”), and in allocating co-investment opportunities, the Adviser may consider any factors it deems relevant in its discretion, including, without limitation, the sophistication, transaction speed and the tenure of a prospective Co-Investor as an OHA Client, the amount a prospective Co-Investor is offering to commit to a co-investment opportunity, any commitments (contractual or otherwise) to make co-investment opportunities available to a prospective Co-Investor, any commitments or indications of interest by a prospective Co-Investor to invest in current or future OHA products (including, without limitation, the Fund or any successor fund), the strategic expertise of a prospective Co-Investor or the ability of a prospective Co-Investor to provide a sourcing or other benefit to OHA and/or its affiliates. In such circumstances, together with any allocations made to the other OHA Clients (as discussed above under “Allocation of Investment Opportunities”), the size of the investment opportunity otherwise available to the Fund may be less than it would otherwise have been. Co-Investors may not be subject to or otherwise charged any management fees and/or performance fees or other performance compensation.
In addition, certain Co-Investors co-investing with the Fund may invest on different (and more favorable) terms than those applicable to the Fund and may have interests or requirements that conflict with and adversely impact the Fund (for example, with respect to their liquidity requirements, available capital, the timing of acquisitions and dispositions or control rights). The Adviser will generally seek to ensure that the Fund, any Co-Investors and the other OHA Clients participate in any investment (and any related transactions) on comparable economic terms to the extent the Adviser determines appropriate in its discretion and subject to legal, tax, accounting, structural, regulatory, operational and/or other considerations or limitations and/or if the Adviser determines in its discretion that participation on different economic terms is advisable in order to facilitate a transaction. Investors should note, however, that participation by the Fund in certain investments on comparable economic terms with Co-Investors and the other OHA Clients may not be appropriate in all circumstances and that the Fund may participate in such investments on different and potentially less favorable economic terms than such parties if the Adviser deems such participation as being otherwise in the Fund’s best interests (e.g., by allowing the Fund to participate in an investment in which it would otherwise not have been able to participate due to, among other reasons, required minimum commitment amounts). This may have an adverse impact on the Fund.
In order to facilitate an investment and/or for other purposes that the Adviser determines appropriate in its discretion, an OHA Client (such as the Fund) may make (or commit to make) an investment with a view to selling all or a portion of such investment to non-affiliate Co-Investors and/or other persons or entities, in each case, prior to or after making (or closing / settling) such investment. An OHA Client (such as the Fund) will generally retain all net proceeds received in respect of any such investment during the period it holds such investment (unless the Adviser otherwise determines appropriate in its discretion), however, such OHA Client (such as the Fund) will bear the risk that any or all of such investment may not be sold as intended (or at the amounts intended) or may only be sold on less-favorable terms than initially expected (e.g., at prices lower than expected) due to, among other reasons, market events (or issuer specific events) that occur during the period that such OHA Client (such as the Fund) is holding such investment. If (i) non-affiliate Co-Investors and/or other persons or entities choose not to participate in an investment or (ii) such investment is not ultimately consummated, and unless otherwise agreed with such non-affiliate Co-Investors and/or other persons or entities, such OHA Client (such as the Fund) that initially acquired such investment will bear its pro rata share of the entire amount (including any amount otherwise allocable to any such non-affiliate Co-Investors and/or other persons or entities) of any break-up fees or broken deal expenses or other fees, costs and expenses related to such investment. In addition, subject to the terms of the applicable governing documents, an OHA Client (such as the Fund) may borrow to fund the portion of an investment that it intends to sell to non-affiliate Co-Investors and/or other persons or entities. If the prospective non-affiliate Co-Investors and/or other persons or entities do not ultimately acquire all or any portion of such investment (or if they do not agree to reimburse such OHA Client (including the Fund) for such borrowing costs even if such investment is ultimately acquired), such OHA Client (such as the Fund) that initially acquired such investment will bear the interest and other expenses relating to a borrowing it incurred only for purposes of acquiring a larger than desired portion of such investment. Any investment that an OHA Client (such as the Fund) acquires with the intent to sell all or a portion of such investment to non-affiliate Co-Investors and/or other persons or entities, will be sold on such terms and conditions and at such price as the Adviser (or an affiliate thereof), in its discretion, determines to be equitable, which determination, with respect to price, may include the original cost price (with or without interest) or at the fair value of such investment (or portion thereof) as of the date of such sale. Each OHA Client (including the Fund), whether as a buyer or seller of an investment described in this paragraph, will bear the risk that its sale or acquisition (as applicable) of such investment will be at a price that does not reflect the then-current value of such investment. As a consequence of all of the foregoing considerations, an OHA Client (such as the Fund) may hold a larger portion than expected in an investment and/or may realize lower than expected returns from an investment. There is no guarantee for the Fund itself that it will be offered any co-investment opportunities. In addition, the terms of any co-investment will be negotiated by the Adviser with the applicable Co-Investor and no such Co-Investor should assume that a particular advisory fee rate, performance fee rate or other term or provision will be offered as a result of, among other things, such Co-Investor’s investment in the Fund or any of the other OHA Clients.

Investments in Which the Other OHA Clients Have a Different Principal Interest
The other OHA Clients invest in a broad range of asset classes throughout the corporate capital structure. These investments include investments in corporate loans and debt securities, preferred equity securities and common equity securities. As a result, the Fund may invest in investments or other issuers in which the other OHA Clients may invest in different parts of the capital structure.
For example, with respect to the Fund’s investments in certain issuers, the other OHA Clients, subject to applicable law, may invest in different classes of debt or equity interests issued by the same issuers, including interests that are senior to the Fund’s interests or convertible into such senior interests. The interests of the Fund may not be aligned in all circumstances with the interests of the other OHA Clients to the extent they hold more junior or senior debt or equity interests, as the case may be, which could create actual or potential conflicts of interest or the appearance of such conflicts for the OHA Clients (including the Fund), the Adviser and/or its affiliates. In that regard, actions may be taken by the Adviser and/or its affiliates on behalf of the other OHA Clients that are adverse to the Fund. The interests of the Fund and/or the other OHA Clients investing in different parts of the capital structure of an issuer are particularly likely to conflict in the case of financial distress of the issuer (or increased financial stress after the Fund invests in the issuer). For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund, as a holder of senior secured debt issued by such issuer, to provide such additional financing. If the other OHA Clients holding more junior debt or equity positions were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions that are in the best interests of the Fund might be impaired. The reverse is true where another of the OHA Clients holds debt in an issuer that is more senior to that held by the Fund. In addition, it is possible that, in a bankruptcy proceeding, the Fund’s interests may be subordinated or otherwise adversely affected by virtue of such other OHA Clients’ involvement and actions relating to their investment. Finally, if the Adviser becomes a member of a creditors’ committee in connection with certain loan positions held by OHA Clients, it may be restricted from trading securities of the same issuer for other OHA Clients. There can be no assurance that the terms of or the return on the Fund’s investment will be equivalent to or better than the terms of or the returns obtained by the other OHA Clients participating in the transaction. This may result in a loss or substantial dilution of the Fund’s investment, while another OHA Client recovers all or part of amounts due to it. Similarly, the Adviser’s ability to implement the Fund’s strategies effectively may be limited to the extent that contractual obligations entered into in respect of the activities of the other OHA Clients impose restrictions on the Fund engaging in transactions that the Adviser may be interested in otherwise pursuing. In addition, where the Adviser invests on behalf of multiple OHA Clients in the same debt or equity security or other debt obligation, one OHA Client (such as the Fund) may not be able to sell its position in that security or obligation at a time that may be the most advantageous to such OHA Client to do so, as the investment is managed by the Adviser not only on behalf of such OHA Client, but on behalf of all of the OHA Clients on whose behalf the Adviser manages such investment.
Investing on Behalf of Multiple Clients
When the Adviser trades on behalf of one OHA Client ahead of, or contemporaneously with, an investment on behalf of another OHA Client, market impact, liquidity constraints or other factors could result in one OHA Client receiving less favorable pricing or trading results, paying higher transaction costs or otherwise being disadvantaged. The Adviser may also pursue or enforce on behalf of one OHA Client rights or actions with respect to a particular issuer in which another OHA Client is invested, even though such action or inaction could materially adversely affect such other OHA Client. The liquidation of one OHA Client may impact other OHA Clients, for example, if the liquidating OHA Client liquidates a position that other OHA Clients continue to hold, particularly if the sale takes the Adviser’s aggregate OHA Clients’ holdings from a majority position to a minority position, or below another control or influential position level. Also, the investment or regulatory limitations of one OHA Client may impact the way the Adviser manages certain investments for other OHA Clients. In addition, in certain cases, an investor in a commingled fund OHA Client may have specific investment limitations which may impact the Adviser’s investment decisions for such OHA Client as whole.

Services Provided by the Adviser
The Adviser and/or its affiliates perform operations and accounting, legal and other services for the Fund and a variety of services with respect to the Fund’s investments, and will be reimbursed for these services. The Adviser, including in its capacity as the Administrator, will have a conflict of interest in determining the respective portions of the costs of such services that will be charged to the Fund.
Creation of Other Entities; Restructuring
The Adviser will be permitted to market, organize, sponsor, act as advisor, general partner or manager or as the primary source for transactions for other pooled investment vehicles, which may be offered on a public or private placement basis, and to restructure and monetize interests in the Adviser, or to engage in other investment and business activities. Such activities could raise conflicts of interest for which the resolution may not be currently determinable.
Placement Activities
The Adviser’s personnel involved in offering Common Shares in the Fund are acting for the Adviser and not acting as investment, tax, financial, legal or accounting advisors to potential investors in connection with the offering of Common Shares. Potential investors must independently evaluate the offering and make their own investment decisions.
The Adviser may in the future enter into arrangements with third-party placement agents to solicit prospective investors. Placement agents that solicit prospective investors on behalf of the Fund are subject to a conflict of interest because they will be compensated by the Fund and/or the Adviser in connection with their solicitation activities. Placement agents or other financial intermediaries may also receive other compensation, including placement fees with respect to the acquisition of Common Shares by shareholders. Such agents or intermediaries will have an incentive in promoting the acquisition of Common Shares in preference to products with respect to which they receive a smaller fee. Prospective investors should take the existence of such fees and other compensation into account in evaluating an investment in the Fund. Prospective investors solicited by placement agents will be advised of, and asked to consent to, any compensation arrangements relating to their solicitation.
Service Providers
Certain advisors, other service providers and/or their respective affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys (including attorneys from law firms retained by the Adviser on secondment at the Adviser’s offices), consultants and investment or commercial banking firms), to the Fund and the issuers of the Fund’s investments may also provide goods or services to or have business, personal, political, financial or other relationships with the Adviser. To the extent such service providers’ services are provided to the Fund, the cost thereof will be borne by the Fund. Such advisors and service providers may be investors in the other OHA Clients, sources of investment opportunities for the Adviser, the Fund or the other OHA Clients or may otherwise be co-investors with or counterparties to transactions involving the foregoing. These relationships could influence the Adviser in deciding whether to select or recommend any such advisor or service provider to perform services for the Fund or an issuer (the cost of which will generally be borne directly or indirectly by the Fund or issuers of the Fund’s investments, as applicable). Notwithstanding the foregoing, the Adviser will generally seek to engage advisors and service providers in connection with investment transactions for the Fund that require their use on the basis of the overall quality of advice and other services provided, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. In certain circumstances, advisors and other service providers or their respective affiliates may charge rates or establish other terms in respect of advice and services provided to OHA, the other OHA Clients or their respective issuers that are different and more favorable than those established in respect of advice and services provided to the Fund and its investments.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this Registration Statement and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth, as of August 15, 2023, information with respect to the beneficial ownership of our Common Shares:
•each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;
•each of our Trustees and each executive officers; and
•all of our Trustees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

Common Shares Beneficially Owned
Name and Address	Number	Percentage
Interested Trustees
Eric Muller	—	—
Alan M. Schrager	—	—
Independent Trustees (1)
Kathleen M. Burke	—	—
Mark Manoff	—	—
Jonathan Morgan	—	—
Executive Officers who are not Trustees (1)
Andrew Winer	—	—
Gerard Waldt	—	—
Gregory Rubin	—	—
Grove Stafford	—	—
Other
OHA Partner Global Co-Investment II, LLC (2)	2,000,000	17.5%
T. Rowe Price OHA Select Private Credit Feeder Fund LLC (3)	9,449,456	82.5%
All officers and Trustees as a group (9 persons)	—	—
__________________
*Less than 1%.
(1)The address for all of the Fund’s officers and Trustees is T. Rowe Price OHA Select Private Credit Fund, c/o OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
(2)The address for OHA Partner Global Co-Investment II, LLC is 201 Main Street, Suite 1250, Fort Worth, TX 76102.
(3)The address for T. Rowe Price OHA Select Private Credit Feeder Fund LLC is T. Rowe Price OHA Select Private Credit Feeder
Fund LLC, c/o OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.

The following table sets forth the dollar range of our equity securities owned by our Trustees as of June 30, 2023.

Name and Address	Dollar Range of Equity Securities in Fund (1)(2)
Interested Trustees
Eric Muller	—
Alan M. Schrager	—
Independent Trustees (1)
Kathleen M. Burke	—
Mark Manoff	—
Jonathan Morgan	—
__________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)The dollar range of equities securities beneficially owned by our Trustees is based on the public offering price of $26.33 per share.
(3)The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTIONS
We expect to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of investment company taxable income. See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S, Class D, and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares and Class I shares, and distributions on Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares), and we are required to pay higher ongoing shareholder servicing fees with respect to Class D shares (compared to Class I shares).
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, net proceeds from the current offering or return of capital, and we have no limits on the amounts we may pay from such sources. The use of borrowings to pay distributions is subject to the limitations in Section 5.4(f) of the Declaration of Trust and Section VI.K. of the Omnibus Guidelines. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering but over time, we intend to fund distributions fully from cash flow from operations.
From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board.
We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreement and Administration Agreement.”
Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.
For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. In addition, the initial advancement of expenses or waiver of fees by the Adviser and its affiliates may prevent a decline in NAV in the short term, and our reimbursement of these amounts may reduce our NAV in the future. Other than as set forth in this prospectus, the Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.
We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.
We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”
If we issue senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR COMMON SHARES
The following description is based on relevant portions of Delaware law and on our Declaration of Trust and Bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our Bylaws for a more detailed description of the provisions summarized below.
General
The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 11,449,456 shares were outstanding as of June 30, 2023, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.
None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of June 30, 2023
Class S	Unlimited	—	—
Class D	Unlimited	—	—
Class I	Unlimited	—	11,449,456
Common Shares
Under the terms of our Declaration of Trust, all Common Shares have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board and declared by us out of funds legally available therefore. Except as may be provided by our Board in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our

Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board may amend the bylaws to alter the vote required to elect Trustees.
Class S Shares
No upfront selling commissions are paid for sales of any Class S shares; however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares.
We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D Shares
No upfront selling commissions are paid for sales of any Class D shares; however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 1.5% cap on NAV for Class D shares.
We pay the Managing Dealer selling commissions over time as a shareholder servicing fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.
Class I Shares
No upfront selling commissions are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I Shares.
No shareholder servicing and/or distribution fees are paid for sales of any Class I shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) through certain registered investment advisers; (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. Furthermore, prior to a listing, Class S and Class D shares will be converted into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles.
Other Terms of Common Shares
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets, or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that will allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.
The Fund will pay fees to and/or reimburse expenses for certain financial intermediaries and custodians who provide certain administrative support services, sub-accounting services and sub-transfer agency services (sometimes referred to as “sub-transfer agency fees”) to shareholders. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, custodial, sub-accounting, sub-transfer agency or other administrative support or shareholder services.
Preferred Shares
This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.
We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is an officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.
Delaware Law and Certain Declaration of Trust Provisions
Organization and Duration
We were initially formed in Delaware as a limited liability company on December 16, 2021 and converted into a Delaware statutory trust on March 2, 2022. We will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.
Purpose
Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.
Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Sales and Leases to the Fund
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable and fair to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.
Sales and Leases to our Adviser, Trustees or Affiliates
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.
Loans
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.
Commissions on Financing, Refinancing or Reinvestment
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.
Lending Practices
Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.
Number of Trustees; Vacancies; Removal
Our Declaration of Trust provides that the number of Trustees will be set by our Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.
Our Declaration of Trust provides that a Trustee may be removed without cause upon the vote of a majority of then-outstanding shares.
We have a total of five members of our Board, three of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each.
Action by Shareholders
Our bylaws provide that shareholder action can be taken only at a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust and bylaws. Under our Declaration of Trust and bylaws, the Fund is required to hold annual meetings to consider such matters as may appropriately come before such meetings. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Fund upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Any special meeting called by such shareholders is required to be held not less than 15 nor more than 60 days after we are provided notice by such shareholders of the request for a special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.
With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only: (1) pursuant to our notice of the meeting, by the Board, or (3) provided that the Board has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
Our Declaration of Trust provides that the following actions may be taken by the shareholders, without concurrence by our Board or the Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:
•modify the Declaration of Trust;
•remove the Adviser or appoint a new investment adviser; or
•sell all or substantially all of our assets other than in the ordinary course of business.
The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Our Adviser may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:
•amend the Declaration of Trust;
•amend the investment advisory agreement except for amendments that would not adversely affect the rights of our shareholders;
•except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
•appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);
•sell all or substantially all of our assets other than in the ordinary course of business; or
•cause the merger or similar reorganization of the Fund.
Amendment of the Declaration of Trust and Bylaws
Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
Our Declaration of Trust provides that our Board has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of Trustees, our Declaration of Trust provides that our Board may amend our Declaration of Trust without any vote of our shareholders.
Determinations by Our Board of Trustees
Our Declaration of Trust contains a provision that codifies the authority of our Board to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board (consistent with our Declaration of Trust) is final, conclusive, and binding upon us and our shareholders. This provision does not alter the duties our Board owes to us or our shareholders pursuant to our Declaration of Trust and under Delaware law. Further, it would not restrict the ability of a shareholder to challenge an action by our Board which was taken in a manner that is inconsistent with our Declaration of Trust or the Board’s duties under Delaware law or which did not comply with the requirements of the provision.
Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution
The Board may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Fund will not permit the Adviser to cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.
Derivative Actions
No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund.
In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Board who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Act); and (ii) unless a demand is not required under clause (i) above, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board shall be entitled to retain counsel or other advisors in considering the merits of the request. For purposes of this paragraph, the Board may designate a committee of one or more Trustees to consider a shareholder demand.
Exclusive Delaware Jurisdiction
Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, or, the Delaware Statutory Trust Act or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or bylaws, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board, or of officers or the Board to the Fund, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board or the shareholders, (D) any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Act or the Declaration of Trust or bylaws relating in any way to the Fund (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. Nothing disclosed in this section will apply to any claims, suits, actions or proceedings asserting a claim brought under federal or state securities laws.
Construction and Governing Law
Our Declaration of Trust provides that the Declaration of Trust and the Bylaws, and the rights and obligations of the Trustees and common shareholders, shall be governed by and construed and enforced in accordance with the Delaware Statutory Trust Act and the laws of the State of Delaware. Under the terms of our Declaration of Trust, to the fullest extent permitted by law, our common shareholders and the Board of Trustees of the Fund will be deemed to have waived any non-mandatory rights of beneficial owners or trustees under the Delaware Statutory Trust Act or general trust law, and the Fund, our common shareholders, and the Trustees (including the Delaware Trustee) shall not be subject to any applicable provisions of law pertaining to trusts that, in a manner inconsistent with the express terms of our Declaration of Trust or Bylaws, relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of Trustees as set forth or referenced in our Declaration of Trust.
Restrictions on Roll-Up Transactions
In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.
In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:
•accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
•one of the following:
◦remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
◦receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.
We are prohibited from participating in any proposed roll-up transaction:
•which would result in shareholders having shareholder rights and voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the Declaration of Trust and bylaws, including rights with respect to the election and removal of Trustees, annual and special meetings, amendments to the charter and our dissolution;
•which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
•in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter; or
•in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.
Access to Records
Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the Delaware Statutory Trust Act, our shareholders are entitled to inspect and copy the following corporate documents: (i) our charter; (ii) our bylaws; (iii) a current list of shareholders; and (iv) information regarding our business and financial condition. A shareholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our Board. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.
Reports to Shareholders
Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.ocreditfund.com and on the SEC’s website at www.sec.gov.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as online charges. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically. If you invest in our shares through a financial advisor or a financial intermediary, such as a broker-dealer, and such advisor or intermediary delivers all or a portion of the reports above, any election with respect to delivery you have made with such financial advisor or intermediary will govern how you receive such reports.
Conflict with the 1940 Act
Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE
We expect to determine our NAV for each class of shares each month as of the last day of each calendar month. The NAV per share for each class of shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.
We conduct the valuation of our investments, upon which our NAV is based, at all times consistent with GAAP and the 1940 Act. We value our investments in accordance with ASC 820, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices or values derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.
Investments that are listed or traded on an exchange and are freely transferrable are valued at either the closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) on the principal exchange on which the investment is listed or traded. Investments for which other market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Where it is possible to obtain reliable, independent market quotations from a third party vendor, we will use these quotations to determine the value of our investments. We utilize mid-market pricing (i.e., mid-point of average bid and ask prices) to value these investments. The Adviser obtains these market quotations from independent pricing services, if available; otherwise from at least two principal market makers or primary market dealers. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.
Where prices or inputs are not available, or, in the judgment of the Adviser, not reliable, valuation approaches based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or whose market prices are not readily available, as will be the case for a substantial portion of our investments, are valued at fair value as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged at the direction of the Board to review our investments. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. Our Board may modify our valuation procedures from time to time.
With respect to the quarterly valuation of investments, we undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments for which reliable market quotations are not readily available as of the last calendar day of each quarter, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in conjunction with the Adviser’s investment professionals responsible for each portfolio investment;
•In addition, independent valuation firms engaged by the Adviser prepare quarter-end valuations of each such investment that was originated or purchased prior to the first calendar day of the quarter and (ii) is not a de minimis investment, as determined by the Adviser. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•The Adviser’s Valuation Committee reviews each valuation recommendation to confirm they have been calculated in accordance with the valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable; and

•The Adviser’s Valuation Committee determines the fair value of each investment in the portfolio in good faith.
When we determine our NAV as of the last day of a month that is not also the last day of a calendar quarter, the Adviser’s valuation team will prepare preliminary fair value estimates for each investment consistent with the methodologies set forth in the valuation policy. If an individual asset for which reliable market quotations are not readily available is known by the Adviser’s valuation team to have experienced a significant observable change12 since the most recent quarter end, an independent valuation firm may from time-to-time be asked by the Adviser’s valuation team to provide an independent fair value range for such asset. The independent valuation firm will provide a final range of values for each such investment to the Adviser’s Valuation Committee, along with analyses to support its valuation methodology and calculations.
As part of the valuation process, the Adviser will take into account relevant factors in determining the fair value of our investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the estimated enterprise value of a portfolio company, generally based on an analysis of discounted cash flows, publicly traded comparable companies and comparable transactions, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, and (v) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Adviser will consider whether the pricing indicated by the external event corroborates its valuation.
Our most recently determined NAV per share for each class of shares will be available on our website: www.ocreditfund.com. We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month.
12 A significant observable event generally refers to the material loss of physical assets, a payment default or payment deferral, a bankruptcy filing or a liquidity event relating to the interests held or the issuer.

PLAN OF DISTRIBUTION
General
We are offering a maximum of $2,500,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through T. Rowe Price Investment Services, Inc., the Managing Dealer, a registered broker-dealer. Because this is a “best efforts” offering, the Managing Dealer must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The Managing Dealer is headquartered at 100 East Pratt Street, Baltimore, MD 21202.
The shares are being offered on a “best efforts” basis, which means generally that the Managing Dealer is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Managing Dealer nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Fund.
We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.
Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) through certain registered investment advisers, (6) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (7) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. Furthermore, prior to a listing, Class S and Class D shares will be converted into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Managing Dealer. If you are eligible to purchase all three classes of shares, you should be aware that Class I shares have no shareholder servicing or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Managing Dealer nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.
This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.
Purchase Price
Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
Underwriting Compensation
We entered into a Managing Dealer Agreement with the Managing Dealer, pursuant to which the Managing Dealer agreed to, among other things, manage our relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Managing Dealer also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. As set forth in and pursuant to the Managing Dealer Agreement, we will pay the Managing Dealer only shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares. We will not pay any other fees to the Managing Dealer or referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.
Upfront Sales Loads
Class S, Class D, and Class I Shares. No upfront sales load will be paid with respect to Class S shares, Class D shares, or Class I shares; however, if you buy Class S shares, Class D shares, or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares.
Shareholder Servicing and/or Distribution Fees — Class S and Class D
The following table shows the shareholder servicing and/or distribution fees we pay the Managing Dealer with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—
Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and/or a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.
The shareholder servicing and/or distribution fees will be paid monthly in arrears. The Managing Dealer will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares, and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Managing Dealer will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
Other Compensation
We or the Adviser will also pay directly, or reimburse the Managing Dealer if the Managing Dealer pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees), placement fees or brokerage commissions, certain other fees (including the reimbursement of legal expenses), non-cash compensation (including gifts, training, and education, and business entertainment expenses) and commissions and non-transaction based compensation paid to registered persons associated with the Managing Dealer in connection with the wholesaling of this offering, and expense reimbursements for actual costs incurred by employees and associated persons of the Managing Dealer in the performance of wholesaling activities.
Limitations on Underwriting Compensation
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets, or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.
In addition, as required by exemptive relief that will allow us to offer multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.
This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, shareholder servicing and/or distribution fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Managing Dealer in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds from this offering (excluding shares purchased through our distribution reinvestment plan). FINRA rules also limit our total organization and offering expenses to 15% of the gross proceeds from this offering.
Term of the Managing Dealer Agreement
Either party may terminate the Managing Dealer Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Managing Dealer Agreement. Our obligations under the Managing Dealer Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).
Indemnification
To the extent permitted by law and our charter, we will indemnify the participating brokers and the Managing Dealer against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.
Supplemental Sales Material
In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of the Adviser and its affiliates, case studies and articles and publications concerning credit markets and direct lending. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.
We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.
Share Distribution Channels and Special Discounts
We expect our Managing Dealer to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our Managing Dealer is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

Notice to Non-U.S. Investors
To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of Common Shares.

HOW TO SUBSCRIBE
You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Managing Dealer. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our shares, shareholders may have difficulty selling their shares if we choose to repurchase only some, or even none, of the shares in a particular quarter, or if our Board modifies, suspends or terminates the share repurchase program.
Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:
•Read this entire prospectus and any appendices and supplements accompanying this prospectus.
•Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Managing Dealer. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.
•Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “T. Rowe Price OHA Select Private Credit Fund.” For Class S and Class D, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Managing Dealer. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.
•By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.
A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month.
For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each shareholder’s purchase will be determined and shares will be credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.
If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.
Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.
You have the option of placing a transfer on death (TOD), designation on your shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.
Purchase Price
Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.
We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:
•On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.
•Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.
•Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.
•Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line 1-844-700-1478.

•You will receive a confirmation statement of each new transaction in your account from us or your financial advisor, participating broker or financial intermediary as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined.
Our NAV may vary significantly from one month to the next. Through our website at www.ocreditfund.com, you will have information about the most recently available NAV per share.
In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM
We do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.
At the discretion of our Board, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (by number of shares) as of the close of the previous calendar quarter. Our Board may amend, suspend or terminate the share repurchase program if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Upon a suspension of our share repurchase program, our Board will consider at least quarterly whether the continued suspension of our share repurchase program remains in our best interest and the best interest of our shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time. Our Board may also determine to terminate our share repurchase program if required by applicable law or in connection with a transaction in which our shareholders receive liquidity for their Common Shares, such as a sale or merger of the Fund or listing of our Common Shares on a national securities exchange.
We expect to repurchase shares pursuant to tender offers each quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. We intend to conduct the repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
You may tender all of the Common Shares that you own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.
In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
We will offer to repurchase shares on such terms as may be determined by our Board in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.
The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. When the Board determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: www.ocreditfund.com.

However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of shares in the tender offer when you make your decision whether to tender your shares.
Repurchases of shares from shareholders by the Fund will be paid in cash promptly after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain, under normal circumstances, an allocation to broadly syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. As discussed under “Leverage and Senior Securities; Coverage Ratio,” the Fund must maintain asset coverage of at least 150% of its indebtedness, including amounts borrowed and guaranteed, at the time it borrows money to finance share repurchases. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.
In the event that any shareholder fails to maintain the minimum balance of $500 of our shares, we may, at the time of such failure or any time subsequent to such failure, repurchase all of the shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases may be subject to the Early Repurchase Deduction.
Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders located in certain states or who are clients of selected participating brokers, as described below. Shareholders who are eligible for default enrollment can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements. Shareholders located in Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our distribution reinvestment plan and have their cash distributions reinvested in additional Common Shares.
If any shareholder initially elects not to participate or is defaulted to non-participation by virtue of residing in one of the states mentioned above or being a client of a participating broker dealer that does not permit automatic enrollment in dividend reinvestment plans, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or DST Systems, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Common Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.
If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.
If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Managing Dealer fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.
Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.
The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus. Shareholders will not pay transaction related charges when purchasing Common Shares under our distribution reinvestment plan, but all outstanding Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing fees.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

REGULATION
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets,” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the BDC’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:
(1)Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
(a)is organized under the laws of, and has its principal place of business in, the United States;
(b)is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)satisfies any of the following:
(i)does not have any class of securities that is traded on a national securities exchange;
(ii)has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv)is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2)Securities of any Eligible Portfolio Company controlled by the Fund.
(3)Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5)Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.
Warrants
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.
Leverage and Senior Securities; Coverage Ratio
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On June 9, 2023, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.
We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over LIBOR (or other applicable reference rate). We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.
We may enter into a total return swap agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under TRS transactions, enters into offsetting transactions or otherwise covers such TRS transactions in accordance with applicable SEC guidance, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.
We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.
Code of Ethics
We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy this code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
Affiliated Transactions
We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. The Co-Investment Exemptive Order permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. See “Conflicts of Interest” for further information.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser, and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, the Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.
Proxy Policies
The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund’s investment in a particular company.
Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
Net Worth of Sponsors
The NASAA, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and Adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act and be subject to the periodic reporting and related requirements of the 1934 Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.
Our internet address is www.ocreditfund.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors, including a partner in a partnership that will hold Common Shares, should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation as a Regulated Investment Company
The Fund has elected to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.
To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 3(b) above).
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.
A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
While the Fund generally intends to qualify as a RIC for each taxable year, it is possible that as we ramp up our portfolio we may not satisfy the diversification requirements described above, and thus may not qualify as a RIC, for the short taxable year ending December 31, 2023. In such case, however, we anticipate that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on our business, financial condition and results of operations, although there can be no assurance in this regard. The remainder of this discussion assumes that the Fund qualifies as a RIC for each taxable year.
Distributions
Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to U.S. shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.
Sale or Exchange of Common Shares
Upon the sale or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.
No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.
From time to time, the Fund may offer to repurchase its outstanding shares. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Nature of the Fund’s Investments
Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.
These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to its business interest income.
Below Investment Grade Instruments
The Fund expects to primarily invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income tax.
Original Issue Discount
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax.
Market Discount
In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.
Currency Fluctuations
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Preferred Shares or Borrowings
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Backup Withholding
The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
U.S. Taxation of Tax-Exempt U.S. Shareholders
A U.S. shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. shareholder of the activities that the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. shareholder should not be subject to U.S. federal income taxation solely as a result of such shareholder’s direct or indirect ownership of the Fund’s equity and receipt of distributions with respect to such equity (regardless of whether we incur indebtedness). Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. shareholder. Therefore, a tax-exempt U.S. shareholder should not be treated as earning income from “debt-financed property” and distributions the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs. Certain tax-exempt private universities are subject to an additional 1.4% excise tax on their “net investment income,” including income from interest, dividends, and capital gains. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if the Fund were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which the Fund does not currently plan to do, that could result in a tax-exempt U.S. shareholder recognizing income that would be treated as UBTI.

Foreign Shareholders
U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
As a RIC is a corporation for U.S. federal income tax purposes, its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a foreign shareholder should not be considered to earn income “effectively connected” with a U.S. trade or business solely as a result of activities conducted by the Fund.
If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. The portion of distributions considered to be a return of capital for U.S. federal income tax purposes generally will not be subject to tax. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of certain interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Interest-related dividends do not include distributions paid in respect of a RIC’s non-U.S. source interest income or its dividend income (or any other type of income other than generally non-contingent U.S.-source interest income received from unrelated obligors). In the case of shares of the Fund held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund reports the payment as interest-related dividends or short-term capital gain dividends. There can be no assurance as to whether any of the Fund’s distributions will be eligible for an exemption from withholding of U.S. federal income tax or, as to whether any of the Fund’s distributions that are eligible, will be reported as such by us.
A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations, as applicable. Foreign corporate shareholders may also be subject to the 30% branch profits tax imposed by the Code.
The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States

“account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.
Foreign and Other Taxation
The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.
In addition, shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS
Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including for e.g., IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any Similar Laws, or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.
In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Adviser or any of its affiliates is a fiduciary with respect to such assets of the Plan.
In contemplating an investment in the Fund, fiduciaries of Plans that is a Benefit Plan Investor (defined below) subject to Title I of ERISA or Section 4975 of the Code should also carefully consider the definition of the term “plan assets” in ERISA and the Plan Asset Regulations. Under ERISA and the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by “benefit plan investors” (“Benefit Plan Investors”) is not “significant” (each within the meaning of the Plan Asset Regulations). The term “Benefit Plan Investor” is defined in the Plan Asset Regulations to include (a) any employee benefit plan (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) any plan described in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) any entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity.
Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each such person, a “Controlling Person”).
If the assets of the Fund were deemed to be “plan assets” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Covered Plan any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Accordingly, for so long as any class of our Common Shares are not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit Benefit Plan Investor investments in each class of our Common Shares to less than 25%, disregarding equity interests held by Controlling Persons, within the meaning of the Plan Asset Regulations. In this respect, in order to avoid the possibility that our assets could be treated as “plan assets,” within the meaning of the Plan Asset Regulations, until such time as each class of our Common Shares constitutes “publicly-offered securities” within the meaning of the Plan Asset Regulations we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person and (ii) we will have the power to (a) exclude any shareholder or potential shareholder from purchasing Common Shares; (b) prohibit any redemption of Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as plan assets, for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 801 Pennsylvania Avenue, Kansas City, MO 64105. DST Asset Manager Solutions, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway, Kansas City, MO 64105. UMB Bank, N.A. will act as our escrow agent. The address of the escrow agent is 928 Grand Blvd, 12th Floor, Kansas City, MO 64106. State Street Bank and Trust Company, DST Asset Manager Solutions, Inc. and UMB Bank, N.A. and their affiliates are acting solely in the capacity of custodian, sub-administrator, transfer agent and escrow agent, respectively, in connection with the offering of securities described herein, and have not endorsed, recommended or guaranteed the purchase, value or repayment of such securities.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, if any, our Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

EXPERTS
The financial statements as of December 31, 2022 and for the period from November 14, 2022 (commencement of operations) to December 31, 2022 included in this prospectus have been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
LEGAL MATTERS
Dechert LLP, New York, NY, acts as counsel to the Fund.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

OHA PRIVATE CREDIT ADVISORS LLC
AND ITS AFFILIATED ENTITIES
PRIVACY NOTICE
COMMITMENT TO PRIVACY
This Privacy Notice is provided by the T. Rowe Price OHA Select Private Credit Fund (the “Fund”), OHA Private Credit Advisors LLC and its affiliates, including T. Rowe Price Investment Services, Inc. and other affiliates within the Oak Hill Advisors and T. Rowe Price family of companies in their capacity in providing investment management, administrative, operational, and other services for the Fund (collectively, “we” unless specified otherwise)13. We are committed to handling “non-public personal information” and “personal data” in accordance with applicable laws, rules and regulations.
Technology has dramatically changed the way information of all kinds is gathered, used and stored, but the importance of preserving the security and confidentiality of information has remained a core value of ours. We recognize and respect the privacy expectations of website visitors, clients, investors and their affiliated individuals. Confidentiality and protection of non-public personal information and personal data are among our fundamental responsibilities. This Privacy Notice applies to “Relevant Individuals,” defined in this Privacy Notice as anybody acting in one of the following capacities:
•A visitor to the website for the Fund located at www.ocreditfund.com (the “Website”);
•An “Individual Investor,” i.e., a natural person investing with the Fund or otherwise acting as a client of the Fund in their individual capacity;
•Directors and managers of the Fund; and
•Any natural person affiliated with a client, investor, counterparty, or supplier of or to the Fund (such as an employee, director, officer, partner, member, shareholder, beneficial owner, affiliate, agent or representative).
This Privacy Notice is current as of the date stated at the end of the Notice, but as circumstances or requirements change, we may need to amend this Privacy Notice. We will notify Relevant Individuals of any material amendment by posting an updated version on the Website and/or taking other steps.
What We Need You to Do
Please provide this Privacy Notice to any Relevant Individuals whose Personal Information (as defined below) may be provided to us. In addition, to the extent we are provided with sensitive Personal Data (as defined below), we recommend it is encrypted before being sent.
Key Concepts
“Personal data” is any information relating to an identified or identifiable natural person (as further defined in the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020, and their related regulations (collectively, “CCPA”), the Gramm-Leach-Bliley Act (“GLBA”) and other applicable laws and regulations relating to privacy, data protection, breach notification, or the processing of personal information). “Non-public personal information” is any personally identifiable financial information relating to natural persons that is not publicly available. We refer in this Privacy Notice to “non-public personal information” and other “personal data” together as “Personal Information”.
13 This Privacy Notice addresses the collection and use of Personal Information as related to the Fund. If you are interacting with Oak Hill Advisors or T. Rowe Price in relation to a different product, service, subsidiary, affiliate, or digital property, a separate privacy policy or privacy notice will apply.

Personal Information Collected
We may collect or otherwise process some or all of the following categories of Personal Information:
•Identifiers, such as full name, residential / office address, and other contact information, as well as government-issued identification details (e.g., social security number, or details from a driver’s license, state identification card or passport);
•Commercial information, such as:
◦information about a Relevant Individual’s interests in the Fund (such as account balances and percentage interests);
◦transaction and interaction information, such as transaction history, client service records, communications with or concerning the Fund by email or other methods, and other information about the Relevant Individual’s investments with us or other dealings with us;
◦other financial information (e.g., assets, net worth, income, investments, beneficial interests, investment history, bank account details, utility bills and other personal financial data);
•Professional and employment information, such as education history;
•Internet or other electronic network activity information, including information collected by automated means when an individual visits the Website that may sometimes qualify as Personal Information, such as IP address, details about navigation on the Website, and details about the individual’s browser or device, a unique identifier or other information that we or our partners may store or read on the visitor’s browser or device with cookie technology (details further below);
•Other Personal Information, such as date of birth, compliance program data including records related to tax laws, Know Your Customer (KYC), Office of Foreign Assets Control (OFAC), anti-money laundering (AML), and Foreign Corrupt Practices Act (FCPA),background check information; and
•Inferences we generate based on the data above.
Where the client or investor is an individual, we will usually collect this information directly from the individual. Where the client or investor (or other party engaging with us concerning the Fund) is a corporate entity, we will usually collect the information from the client or investor or their professional advisors or agents. In some cases, we may receive the information from another party, such as a background check provider.
Some of the personal information we collect is described in Cal. Civ. Code Section 1798.80.
Sensitive Personal Information
Some of the Personal Information described in the “Personal Information Collected” section above also constitutes “sensitive personal information” under the CCPA. We use and disclose sensitive personal information for our business and compliance functions and for other legally authorized purposes. We do not use or disclose it in a manner that would give rise to a right to limit its use or disclosure under the CCPA.
•Government-issued identification numbers are used and disclosed for identification, compliance, and related purposes, and as otherwise authorized by the CCPA;
•Account login credentials (user names with password, access code or other credential that permits access to an account) are used and disclosed as needed to allow you to access your account and/or account information, for related account security purposes, and as otherwise authorized by the CCPA; and
•Financial account number or payment card number with any password, access code, or other credential that permits access to an account are used and disclosed as needed to allow you to access your account and/or account information, for related account security purposes, and as otherwise authorized by the CCPA.
Uses of Personal Information
We will use Personal Information for some or all of the following purposes:
•to provide the service, information, or product requested;
•in managing our relationship with the client or investor or other party (for example, to send transactional messages, to maintain the integrity of our records, to identify you);
•in managing our business operations and information technology resources (for example, managing internal directories and client relationship management systems);
•in protecting the Fund, its clients, investors, trading partners and others (for example, risk management and fraud prevention);
•to address legal requirements (including laws designed to protect the integrity of the financial sector, which require measures such as anti-money laundering checks and the recording of calls and emails); and
•for Fund-related informational or marketing communications, where appropriate and permitted by applicable law.
From time to time, we may also use a Relevant Individual’s Personal Information in other situations, such as with the Relevant Individual’s consent.
Retention of Personal Information
The Personal Information we collect, including sensitive Personal Information, will be retained for at least as long as necessary to satisfy the purposes for which it was collected and our legal obligations. As described above, these purposes include our business operations and complying with reporting, legal, tax and accounting obligations. In determining how long to retain information, we generally will consider the amount, nature and sensitivity of the information, the purposes for which we process the Personal Information and whether we can achieve those purposes in other ways, the applicable legal requirements, internal recordkeeping practices and/or our legitimate interests.
Because we may collect and use the same category of personal information for different purposes and in different contexts, there is not typically a fixed retention period that always will apply to a particular category of personal information.
Disclosures of Personal Information
For the purposes described in the previous section, where permitted by applicable law, we may disclose Personal Information in some or all of the following ways:
•to the client or investor;
•to other entities that assist in carrying out the activities described above, including professional advisors, technology providers, auditors, administrators, registrars, depositaries and other service providers;
•to regulatory bodies and governmental authorities;
•to other participants in certain transactions with the Fund (for example, to assist another party in discharging their legal obligations in respect of, for example, anti-money laundering legislation and to honor their legal right to obtain a recording of certain regulated calls or a copy of certain regulated electronic communications between us and that other party);

•to others (such as litigants, or an acquirer or others connected with an acquisition or similar transaction involving the Fund); and
•to agents, delegates, or related, associated or affiliated entities of the foregoing.
From time to time, we may also disclose a Relevant Individual’s Personal Information in other situations, such as at the Relevant Individual’s request.
Security of Personal Information
We take steps to restrict access to Personal Information, including various physical, electronic, and procedural safeguards. The specific security measures we use in a particular context depend on that context, but we draw from measures such as access controls, malware defenses, encryption, facility security, and various monitoring strategies. We also maintain incident response procedures.
California Privacy Information – CCPA
This section provides detailed information applicable only to eligible California residents under the CCPA. This section does not apply to Individual Investors, as our processing of their Personal Information is exempt from the CCPA, and it also does not cover any other Personal Information for which we are exempt from the CCPA, such as “publicly available information” as defined in the CCPA. Data that is not subject to the CCPA may be handled differently than described here.
During the past 12 months, we may have collected all of the types of personal information described in the “Personal Information Collection” section of this Privacy Notice, and disclosed at least some of each category of personal information in some instances to our affiliates, service providers and other entities that assist us with our business. We also made the other disclosures described in this paragraph. We disclosed government-issued identification details (e.g., social security number, or details from a driver’s license, state identification card or passport), other identifiers (such as full name, residential address and other contact information) and professional and employment information to regulatory bodies and governmental authorities, transaction participants and entities involved in legal matters. We disclosed other Personal Information (except account credentials, inferences and internet or electronic network activity), such as date of birth and background check information, to regulatory bodies and governmental authorities, transaction participants and entities involved in legal matters. We made these disclosures of personal information about Californians for the purposes described in the “Disclosure of Personal Information” section above.
We do not “sell” or “share” Personal Information (as those terms are defined in the CCPA) nor have we over the last 12 months. We do not “sell” or “share” personal information if we have actual knowledge that the individual is less than 16 years of age.
Subject to some limitations, the CCPA allows you to ask us to:
•provide access to and/or a copy of certain personal information we hold about you;
•correct certain personal information we have about you;
•delete certain personal information we have about you; and
•inform you about the categories of personal information we have collected about you in the preceding 12 months, the categories of sources of such information, the business or commercial purpose for collecting or selling your personal information, the categories of third parties to whom we have disclosed certain personal information, confirmation that we did not “sell” or “share” your Personal Information, and more specific detail about what categories of information were otherwise disclosed to particular categories of third parties.
If you would like to exercise any of these rights, you may submit your request by completing the CCPA Rights Request Form or calling us at 1 (888) 992-0501. We may need to request specific information from the Relevant

Individual to confirm their identity and ensure their right to access the Personal Information (or to exercise any of their other rights). For example, we may request that you confirm, depending on the sensitivity of the information involved, the nature of our relationship with you, and the type of request you are making, verifying your name, email address, account number, and other information regarding your interactions with the Fund.
You can designate an authorized agent to make a CCPA request on your behalf. To do so, we must receive a legally sufficient power of attorney signed by you pursuant to California Probate Code sections 4121 to 4130, or other written authorization acceptable to us, for the agent to act on your behalf. You may still need to verify your identity and confirm the agent’s authority directly with us. For security and legal reasons, we may refuse to accept requests that require us to visit an agent’s website. You also have a right not to receive “discriminatory treatment” (within the meaning of the CCPA) for the exercise of the privacy rights conferred by the CCPA.
Cookies
We and service providers and vendors may collect information from your computer or other device by automated means such as cookies, web beacons, local storage, JavaScript, mobile-device functionality and other computer code (collectively, “cookies”). This information may include unique browser identifiers, IP address, browser and operating system information, device identifiers, other device information, Internet connection information, as well as details about your interactions with our Website (for example, the URL of the website from which you came, the pages on our Website that you visit, and the links you click on in our Website). In some cases (such as cookies), the tools described here may involve storing unique identifiers or other information on your device for later use.
You may be able to set your browser to refuse certain types of cookies, or to alert you when certain types of cookies are being used. Some browsers offer similar settings for HTML5 local storage and other technologies. However, if you block or otherwise reject cookies, local storage, JavaScript or other technologies, some current or future interactive aspects of our Website may not function as expected.
Contacting Us
To notify us of your preferences, or to provide us with complaints, concerns or questions, please contact us via oakhilladvisorsupdate@oakhilladvisors.com.
Effective: August 16, 2023

T. Rowe Price OHA Select Private Credit Fund

T. Rowe Price OHA Select Private Credit Fund
Consolidated Statements of Assets and Liabilities
(in thousands, except per share amounts)

	June 30, 2023	December 31, 2022
	(Unaudited)
ASSETS
Investments at fair value:
Non-controlled/non-affiliated investments (cost of $599,708 and $72,246 at June 30, 2023 and December 31, 2022)	$599,929	$71,758
Cash, cash equivalents and restricted cash	3,211	19,486
Interest receivable for non-controlled/non-affiliated investments	584	356
Deferred financing costs	2,618	335
Deferred offering costs	1,945	—
Unrealized appreciation on foreign currency forward contracts	9	—
Receivable for investments sold	52	65
Total assets	$608,348	$92,000

LIABILITIES
Debt (Note 6)	$303,530	$31,000
Payable for investments purchased	—	10,894
Interest payable	98	103
Board of Trustees fee payable	—	92
Accrued expenses and other liabilities	3,229	216
Total liabilities	306,857	42,305

Commitments and contingencies (Note 8)

NET ASSETS
Class I shares, $0.01 par value (11,449,456 and 2,000,000 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively)	114	20
Additional paid in capital	298,712	49,980
Distributable earnings (loss)	2,665	(305)
Total net assets	301,491	49,695
Total liabilities and net assets	$608,348	$92,000
NET ASSET VALUE PER SHARE	$26.33	$24.85
See accompanying notes to the consolidated financial statements.

T. Rowe Price OHA Select Private Credit Fund
Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended	For the Six Months Ended
	June 30, 2023	June 30, 2023
Investment income from non-controlled / non-affiliated investments:
Interest income	$2,270	$4,445
Other income	132	132
Total investment income	2,402	4,577

Expenses:
Interest and debt fee expense	589	1,129
Professional fees	160	547
Board of Trustees fees	97	194
Administrative service expenses	43	85
Organizational costs	94	94
Other general & administrative	290	298
Total expenses	1,273	2,347
Net investment income	1,129	2,230

Realized and unrealized gain (loss):
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	714	709
Foreign currency forward contracts	9	9
Net unrealized appreciation (depreciation)	723	718
Realized gain (loss):
Non-controlled/non-affiliated investments	11	22
Net realized gain (loss)	11	22
Net realized and unrealized gain (loss)	734	740
Net increase (decrease) in net assets resulting from operations	$1,863	$2,970

Net investment income per common share	$0.54	$1.09
Increase in net assets resulting from operations per common share	$0.89	$1.45
Weighted average common shares outstanding	2,103,840	2,052,207
See accompanying notes to the consolidated financial statements.

T. Rowe Price OHA Select Private Credit Fund
Consolidated Statements of Changes in Net Assets
(in thousands)
(Unaudited)

	For the Three Months Ended	For the Six Months Ended
	June 30, 2023	June 30, 2023
Operations:
Net investment income	$1,129	$2,230
Net realized gain (loss)	11	22
Net change in unrealized appreciation (depreciation)	723	718
Net increase (decrease) in net assets resulting from operations	1,863	2,970

Share transactions:
Proceeds from shares sold	248,826	248,826
Net increase (decrease) from share transactions	248,826	248,826
Total increase (decrease) in net assets	250,689	251,796
Net Assets, beginning of period	50,802	49,695
Net Assets, end of period	$301,491	$301,491
See accompanying notes to the consolidated financial statements.

T. Rowe Price OHA Select Private Credit Fund
Consolidated Statement of Cash Flows
(in thousands)
(Unaudited)

For the Six Months Ended
June 30, 2023
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$2,970
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation on investments	(709)
Net unrealized (appreciation) depreciation on foreign currency forward contracts	(9)
Net realized (gain) loss on investments	(22)
Net accretion of discount and amortization of premium	(127)
Amortization of deferred financing costs	47
Purchases of investments	(7,343)
Proceeds from sale of investments and principal repayments	1,386
Changes in operating assets and liabilities:
Interest receivable	(228)
Receivable for investments sold	13
Payable for investments purchased	(10,894)
Interest payable	(5)
Directors and Trustees fees payable	(92)
Accrued expenses and other liabilities	3,013
Net cash provided by (used in) operating activities	(12,000)

Cash flows from financing activities:
Borrowings of debt	—
Repayments of debt	—
Payments of financing costs	(2,330)
Payments of offering costs	(1,945)
Proceeds from issuance of common shares	—
Net cash provided by (used in) financing activities	(4,275)
Net increase (decrease) in cash, cash equivalents and restricted cash	(16,275)
Cash, cash equivalents and restricted cash, beginning of period	19,486
Cash, cash equivalents and restricted cash, end of period	$3,211

Supplemental information and non-cash activities:
Interest paid during the period	$1,052
Borrowing of debt from in-kind contribution	$272,530
Purchases of investments from in-kind contribution	$(521,356)
Proceeds from issuance of common shares from in-kind contribution	$248,826
See accompanying notes to the consolidated financial statements.

T. Rowe Price OHA Select Private Credit Fund
Consolidated Schedule of Investments
June 30, 2023
(in thousands)
(Unaudited)

Investments- non-controlled/ non-affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets

Investments— non-controlled/non-affiliated
First Lien Debt
Aerospace and Defense
Mantech International CP (4) (5) (9)	S + 5.75%	10.80%	9/14/2029	$19,473	$18,953	$18,889	6.26%
Mantech International CP (4) (5) (6)	S + 5.75%	10.80%	9/14/2029	4,784	(128)	(143)	(0.05)
Mantech International CP (4) (5) (6)	S + 4.75%	13.00%	9/14/2028	2,411	(64)	(72)	(0.02)
Sequa Corporation (4) (5) (6)	S + 7.00%	12.16%	11/15/2027	1,513	(23)	—	—
Sequa Corporation (4) (5) (9)	S + 7.00%	12.16%	11/23/2028	16,305	16,050	16,305	5.41
WP CPP Holdings, LLC (4) (5) (9)	L + 8.00%	13.27%	4/30/2025	3,200	3,104	3,104	1.03
					37,892	38,083	12.63
Automobile
NCWS Intermediate, Inc. (4) (5)	S + 6.00%	11.20%	12/29/2026	346	342	337	0.11
NCWS Intermediate, Inc. (4) (5) (6)	S + 6.00%	11.20%	12/29/2026	2,419	2,387	2,348	0.78
NCWS Intermediate, Inc. (4) (5) (6) (9)	S + 6.00%	11.21%	12/29/2026	1,527	611	639	0.21
NCWS Intermediate, Inc. (4) (5) (9)	S + 6.00%	11.20%	12/29/2026	12,462	12,088	12,150	4.03
NCWS Intermediate, Inc. (4) (5) (9)	S + 6.00%	11.20%	12/29/2026	3,743	3,631	3,650	1.21
					19,059	19,124	6.34
Banking
Higginbotham Insurance Agency, Inc. (4) (5) (9)	S + 5.25%	10.45%	11/25/2026	7,311	7,091	7,091	2.35
					7,091	7,091	2.35

Broadcasting and Entertainment
Global Music Rights (4) (5) (6)	L + 5.50%	11.04%	8/27/2027	669	—	—	—
Global Music Rights (4) (5) (9)	L + 5.75%	11.04%	8/28/2028	7,416	7,416	7,416	2.46
					7,416	7,416	2.46

Buildings and Real Estate
Associations, Inc. (4) (5) (6)	L + 6.25%	11.98%	7/2/2027	378	(4)	(4)	—
Associations, Inc. (4) (5) (9)	L + 6.25%	11.80%	7/2/2027	575	571	571	0.19
Associations, Inc. (4) (5) (9)	L + 6.25%	11.99%	7/2/2027	952	943	943	0.31
Associations, Inc. (4) (5) (9)	L + 6.25%	11.98%	7/2/2027	952	945	945	0.31
Associations, Inc. (4) (5) (9)	L + 6.25%	9.54%	7/2/2027	457	455	455	0.15
Associations, Inc. (4) (5) (9)	S + 6.25%	12.00%	7/2/2027	3,345	3,332	3,332	1.11
					6,242	6,242	2.07

Investments- non-controlled/ non-affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
Capital Equipment
Helix Acquisition Holdings, Inc. (4) (5) (9)	S + 7.00%	12.34%	3/31/2030	13,100	12,839	12,838	4.26
					12,839	12,838	4.26

Chemicals, Plastics and Rubber
Meridian Adhesives Group, Inc. (4) (5) (9)	S + 7.00%	12.10%	9/3/2029	15,753	15,239	15,280	5.07
Meridian Adhesives Group, Inc. (4) (5) (6)	S + 7.00%	12.10%	9/3/2029	2,152	1,319	1,325	0.44
					$16,558	$16,605	5.51%

Construction & Building
Groundworks, LLC (4) (5) (9)	S + 6.50%	11.81%	3/14/2030	5,232	5,117	5,127	1.70
Groundworks, LLC (4) (5) (6)	S + 6.50%	11.80%	3/14/2030	955	(18)	(19)	(0.01)
Groundworks, LLC (4) (5) (6)	S + 6.50%	11.81%	3/14/2029	306	(7)	(6)	—
					5,092	5,102	1.69

Consumer Goods: Durable
Marcone Yellowstone Buyer, Inc. (4) (5) (9)	S + 6.25%	11.64%	6/23/2028	16,632	16,244	16,258	5.39
Marcone Yellowstone Buyer, Inc. (4) (5) (9)	S + 6.25%	11.62%	6/23/2028	5,526	5,397	5,402	1.79
Marcone Yellowstone Buyer, Inc. (4) (5)	S + 6.25%	11.49%	6/23/2028	1,616	1,571	1,579	0.52
Marcone Yellowstone Buyer, Inc. (4) (5)	S + 6.25%	11.64%	6/23/2028	381	371	373	0.13
					23,583	23,612	7.83

Containers, Packaging and Glass
PPC Flexible Packaging (4) (5) (7) (9)	S + 6.75%	12.14%	9/30/2028	4,080	3,998	3,998	1.33
					3,998	3,998	1.33

Finance
Beacon Pointe Advisors, LLC (4) (5) (9)	S + 5.75%	10.85%	12/20/2028	5,639	5,470	5,470	1.82
Beacon Pointe Advisors, LLC (4) (5)	S + 5.75%	10.85%	12/20/2028	2,212	2,145	2,145	0.71
Beacon Pointe Advisors, LLC (4) (5) (6)	S + 5.75%	10.85%	12/29/2027	591	(18)	(18)	(0.01)
Spectrum Automotive Holdings, Corp. (4) (5) (9)	S + 5.75%	11.25%	6/29/2028	19,417	18,841	18,835	6.25
Spectrum Automotive Holdings, Corp. (4) (5) (6)	L + 5.75%	11.25%	6/29/2028	5,342	4,291	4,290	1.42
Spectrum Automotive Holdings, Corp. (4) (5) (6)	L + 5.75%	11.25%	6/29/2027	727	(21)	(22)	(0.01)
					30,708	30,700	10.18

Healthcare, Education and Childcare
Antylia Scientific (4) (5) (6) (7)	L + 5.50%	11.00%	10/31/2028	228	223	218	0.07

Investments- non-controlled/ non-affiliated (1)		Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
Antylia Scientific (4) (5) (6)		L + 5.50%	11.03%	10/31/2026	244	(4)	(10)	—
Antylia Scientific (4) (5) (9)		L + 5.50%	11.03%	10/31/2028	2,279	2,237	2,182	0.72
CNSI Holdings, LLC (4) (5) (6)		S + 6.50%	11.74%	12/17/2027	2,999	(51)	(60)	(0.02)
CNSI Holdings, LLC (4) (5) (9)		S + 6.50%	11.74%	12/15/2028	12,382	12,134	12,134	4.03
CNSI Holdings, LLC (4) (5) (9)		S + 6.50%	11.39%	12/15/2028	13,137	12,934	12,874	4.27
Color Intermediate, LLC (4) (5) (9)		S + 5.50%	10.74%	10/4/2029	5,760	5,558	5,558	1.84
CPI Holdco, LLC (4) (5) (9)		S + 5.50%	11.03%	11/1/2028	19,635	18,801	18,801	6.24
CPI Holdco, LLC (4) (5)		L + 5.50%	11.03%	11/1/2028	1,962	1,879	1,879	0.62
CPI Holdco, LLC (4) (5) (6)		L + 5.50%	11.03%	10/30/2026	2,104	(89)	(90)	(0.03)
PPV Intermediate Holdings LLC (4) (5) (7) (9)		S + 5.75%	10.88%	8/31/2029	17,856	17,422	17,410	5.78
PPV Intermediate Holdings LLC (4) (5) (6)		S + 5.75%	10.88%	8/31/2029	1,156	(28)	(29)	(0.01)
Touchstone Acquisition, Inc. (4) (5) (9)		S + 6.00%	11.20%	12/29/2028	7,495	7,313	7,307	2.42
						78,329	78,174	25.93
High Tech
AxiomSL Group, Inc. (4) (5) (6) (9)		S + 5.75%	10.90%	12/3/2027	416	(5)	(4)	—
AxiomSL Group, Inc. (4) (5)		S + 5.75%	10.90%	12/3/2027	6,323	6,247	6,260	2.07
AxiomSL Group, Inc. (4) (5) (6)		S + 5.75%	10.90%	12/3/2025	454	(5)	(5)	—
Bottomline Technologies Inc. (4) (5) (9)		S + 5.25%	10.54%	5/14/2029	5,994	5,767	5,754	1.91
Bottomline Technologies Inc. (4) (5) (6)		S + 5.25%	10.54%	5/15/2028	503	(19)	(20)	(0.01)
Community Brands Parentco, LLC (4) (5)		S + 5.50%	10.70%	2/24/2028	1,050	1,022	1,019	0.35
Community Brands Parentco, LLC (4) (5) (6)		S + 5.50%	10.70%	2/24/2028	$125	$(3)	$(4)	—%
Community Brands Parentco, LLC (4) (5) (6)		S + 5.50%	10.70%	2/24/2028	63	(2)	(2)	—
Diligent Corporation (4) (5) (6)		S + 6.25%	11.45%	8/4/2025	1,137	511	512	0.17
Diligent Corporation (4) (5) (9)		L + 5.75%	10.95%	8/4/2025	1,619	1,570	1,570	0.52
Diligent Corporation (4) (5) (9)		S + 5.75%	10.95%	8/4/2025	5,396	5,234	5,234	1.74
Diligent Corporation (4) (5) (9)		S + 5.75%	11.79%	8/4/2025	234	227	227	0.07
Diligent Corporation (4) (5) (9)		L + 5.75%	11.29%	8/4/2025	371	360	360	0.12
Drake Software, LLC (4) (5) (9)		L + 7.00%	11.75%	3/16/2028	16,475	16,475	16,475	5.46
Drake Software, LLC (4) (5) (6)		L + 7.00%	11.74%	3/16/2026	1,788	—	—	—
Eagan Sub, Inc. (4) (5) (8) (9)		S + 7.00%	12.24%	6/1/2030	11,333	11,164	11,163	3.70
Eagan Sub, Inc. (4) (5) (6) (8)		S + 7.00%	11.74%	6/1/2029	2,267	(34)	(34)	(0.01)
GS AcquisitionCo, Inc. (4) (5) (9)		S + 5.75%	10.99%	5/22/2026	17,080	16,652	16,653	5.52
GS AcquisitionCo, Inc. (4) (5) (6)		S + 5.75%	11.14%	5/22/2026	315	97	97	0.03
Kaseya, Inc. (4) (5) (9)		S + 5.75%	8.85%	6/25/2029	31,649	30,879	30,858	10.24
Kaseya, Inc. (4) (5) (6)	S + 6.25	% PIK	11.36%	6/25/2029	1,921	71	69	0.02
Kaseya, Inc. (4) (5) (6)	S + 6.25	% PIK	11.36%	6/25/2029	1,921	434	432	0.14
Ministry Brands Purchaser, LLC (4) (5) (7)		S + 5.50%	10.70%	12/29/2028	923	897	886	0.29

Investments- non-controlled/ non-affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units		Cost (3)	Fair Value	% of Net Assets
Ministry Brands Purchaser, LLC (4) (5) (6)	S + 5.50%	11.70%	12/29/2028	299		29	26	0.01
Ministry Brands Purchaser, LLC (4) (5) (6)	S + 5.50%	10.71%	12/30/2027	90		30	29	0.01
MRI Software LLC (4) (5) (6)	S + 5.50%	11.84%	2/10/2026	1,708		(43)	(43)	(0.01)
MRI Software LLC (4) (5) (9)	S + 5.50%	10.84%	2/10/2026	8,809		8,589	8,589	2.85
Revalize, Inc. (4) (5) (6)	S + 5.75%	10.95%	4/15/2027	394		379	380	0.13
Revalize, Inc. (4) (5) (9)	S + 5.75%	10.95%	4/15/2027	262		(7)	(9)	—
Revalize, Inc. (4) (5) (9)	S + 5.75%	10.95%	4/15/2027	1,767		1,717	1,705	0.56
						108,233	108,177	35.88

Insurance
Alera Group Holdings, Inc. (4) (5) (9)	S + 6.00%	11.20%	10/2/2028	3,049		2,965	2,943	0.98
Alera Group Holdings, Inc. (4) (5) (9)	S + 6.00%	11.20%	10/2/2028	10,730		10,432	10,355	3.43
Alera Group Holdings, Inc. (4) (5) (9)	S + 6.00%	11.20%	10/2/2028	1,288		1,243	1,243	0.41
Galway Borrower, LLC (4) (5) (6) (9)	S + 5.25%	10.59%	9/30/2027	678		(27)	(27)	(0.01)
Galway Borrower, LLC (4) (5) (6) (9)	S + 5.25%	10.59%	9/29/2028	98		(4)	(4)	—
Galway Borrower, LLC (4) (5) (9)	S + 5.25%	10.59%	9/29/2028	10,245		9,835	9,835	3.26
Peter C. Foy & Associates Insurance Services, LLC (4) (5) (9)	S + 6.00%	11.22%	11/1/2028	11,324		11,102	11,098	3.68
Peter C. Foy & Associates Insurance Services, LLC (4) (5) (9)	S + 6.00%	11.22%	11/1/2028	3,163		3,101	3,100	1.03
Peter C. Foy & Associates Insurance Services, LLC (4) (5) (6)	S + 6.00%	11.22%	11/1/2027	532		(10)	(11)	—
Peter C. Foy & Associates Insurance Services, LLC (4) (5) (9)	S + 6.00%	11.22%	11/1/2028	1,273		1,247	1,247	0.41
Peter C. Foy & Associates Insurance Services, LLC (4) (5) (9)	S + 6.00%	11.22%	11/1/2028	3,185		3,121	3,121	1.04
						43,005	42,900	14.23

Media: Diversified & Production
Circana Group, L.P. (4) (5) (6)	S + 5.75%	10.89%	12/1/2027	961		52	53	0.02
Circana Group, L.P. (4) (5) (9)	S + 5.75%	10.95%	12/1/2028	13,907		13,550	13,559	4.50
Iconic Purchaser Corporation (4) (5) (9)	S + 5.25%	10.45%	11/15/2028	10,365		9,846	9,847	3.26
Iconic Purchaser Corporation (4) (5) (6)	S + 5.25%	10.45%	11/15/2027	877		306	306	0.10
						23,754	23,765	7.88

Retail Stores
New Look Vision Group, Inc. (4) (5) (8) (9)	C + 5.50%	10.52%	5/26/2028	CAD	8,125	5,757	5,757	1.91
New Look Vision Group, Inc. (4) (5) (6) (8)	C + 5.50%	10.88%	5/26/2026	CAD	1,125	700	700	0.23

Investments- non-controlled/ non-affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units		Cost (3)	Fair Value	% of Net Assets
New Look Vision Group, Inc. (4) (5) (8) (9)	C + 5.50%	10.87%	5/26/2028	CAD	558	$395	$395	0.13%
New Look Vision Group, Inc. (4) (5) (9)	S + 5.50%	10.89%	5/26/2028	356		334	334	0.11
New Look Vision Group, Inc. (4) (5) (6)	S + 5.50%	10.89%	5/26/2028	238		24	24	0.01
New Look Vision Group, Inc. (4) (5) (8)	C + 5.50%	10.88%	5/26/2028	CAD	1,071	759	759	0.25
						7,969	7,969	2.64%

Services: Business
GC Waves Holdings, Inc. (4) (5) (9)	L + 5.50%	10.70%	8/13/2026	3,457		3,353	3,353	1.11
GC Waves Holdings, Inc. (4) (5) (6)	S + 5.50%	10.70%	8/13/2026	2,878		2,717	2,717	0.90
GC Waves Holdings, Inc. (4) (5) (9)	S + 5.50%	10.70%	8/13/2026	1,916		1,859	1,859	0.62
GI Apple Midco LLC (4) (5) (6)	S + 6.75%	11.85%	4/19/2029	1,322		352	351	0.12
GI Apple Midco LLC (4) (5) (9)	S + 6.75%	11.85%	4/19/2030	8,689		8,515	8,515	2.82
GI Apple Midco LLC (4) (5) (6)	S + 6.75%	11.85%	4/19/2030	1,889		(35)	(38)	(0.01)
IG Investment Holdings, LLC (4) (5) (6)	S + 6.00%	11.15%	9/22/2027	1,424		(28)	(28)	(0.01)
IG Investment Holdings, LLC (4) (5) (9)	S + 6.00%	11.15%	9/22/2028	17,963		17,607	17,604	5.84
PT Intermediate Holdings III, LLC (4) (5) (9)	S + 5.98%	11.37%	11/1/2028	2,590		2,512	2,512	0.83
PT Intermediate Holdings III, LLC (4) (5) (9)	S + 5.98%	11.37%	11/1/2028	8,519		8,263	8,263	2.74
PT Intermediate Holdings III, LLC (4) (5) (6)	S + 6.50%	11.74%	11/1/2028	397		(6)	(6)	—
PT Intermediate Holdings III, LLC (4) (5) (9)	S + 6.50%	11.74%	11/1/2028	792		780	780	0.26
Speed Midco 3 S.a r.l. (4) (5) (8) (9)	E + 6.40%	10.00%	4/26/2029	EUR	5,500	5,970	5,970	1.98
Transaction Services Group Ltd (4) (5) (9)	S + 5.50%	10.64%	10/26/2026	8,300		8,134	8,134	2.70
						59,993	59,986	19.90

Services: Consumer
Bradyifs Holdings, LLC (4) (5) (9)	L + 6.25%	11.63%	11/22/2025	2,563		2,499	2,499	0.83
Bradyifs Holdings, LLC (4) (5) (9)	L + 6.25%	11.63%	11/22/2025	570		555	555	0.18
Bradyifs Holdings, LLC (4) (5) (6)	S + 6.25%	11.49%	11/22/2024	391		32	31	0.01
Crash Champions, LLC (4) (5) (9)	S + 7.00%	12.10%	8/1/2029	7,856		7,701	7,738	2.57
Crash Champions, LLC (4) (5) (6)	S + 7.00%	12.10%	8/1/2028	2,707		(107)	(108)	(0.04)
Crash Champions, LLC (4) (5) (9)	S + 6.25%	12.10%	8/1/2029	18,405		18,040	18,129	6.01
Crash Champions, LLC (4) (5) (9)	S + 7.00%	12.24%	8/1/2029	299		295	295	0.10

Investments- non-controlled/ non-affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
Learning Care Group (US) No. 2 Inc. (5) (9)	L + 8.50%	13.93%	3/13/2025	7,566	7,575	7,575	2.51
Nuevoco2, LLC (4) (5) (9)	S + 5.75%	10.95%	6/1/2029	15,055	14,891	14,905	4.94
Nuevoco2, LLC (4) (5) (6)	S + 5.75%	10.95%	6/1/2029	7,559	5,252	5,259	1.74
					56,733	56,878	18.87

Total First Lien Debt					$548,494	$548,660	181.98%

Second Lien Debt
Aerospace and Defense
Peraton Corp. (4) (5) (9)	S + 8.00%	13.23%	2/1/2029	2,300	$2,254	$2,254	0.75%
Peraton Corp. (5) (9)	S + 7.75%	12.98%	2/1/2029	2,990	2,905	2,906	0.96
					5,159	5,160	1.71

Automobile
Fastlane Parent Company, Inc. (5) (9)	L + 8.75%	13.94%	12/21/2026	550	531	531	0.17
Wand NewCo 3, Inc. (5) (9)	L + 7.25%	12.44%	2/5/2027	2,437	2,404	2,404	0.80
					2,935	2,935	0.97

Banking
Orion Advisor Solutions, Inc. (4) (5) (9)	L + 8.50%	13.65%	9/24/2028	$2,661	$2,475	$2,475	0.82%
					2,475	2,475	0.82

Capital Equipment
Blackbird Purchaser, Inc. (4) (5) (9)	S + 7.50%	12.70%	4/8/2027	718	695	695	0.23
Infinite Bidco LLC (5) (9)	S + 7.00%	12.50%	3/2/2029	820	700	700	0.23
Star US Bidco LLC (4) (5)	S + 8.00%	12.96%	3/17/2028	3,547	3,498	3,493	1.16
					4,893	4,888	1.62

Containers, Packaging and Glass
Technimark Holdings LLC (4) (5) (9)	S + 6.75%	11.97%	7/9/2029	1,360	1,292	1,292	0.43
Technimark Holdings LLC (4) (5) (9)	L + 6.75%	11.94%	7/9/2029	240	228	228	0.08
					1,520	1,520	0.51

Healthcare, Education and Childcare
Bella Holding Company, LLC (5) (9)	S + 7.00%	12.20%	5/10/2029	3,480	3,230	3,230	1.07
Electron BidCo Inc. (4) (5) (9)	L + 6.75%	12.29%	11/1/2029	5,062	4,935	4,935	1.64
Phoenix Guarantor Inc (5) (9)	S + 8.50%	13.72%	3/5/2027	2,080	1,963	1,963	0.65
Resonetics, LLC (4) (5) (9)	L + 7.00%	12.31%	4/28/2029	600	573	573	0.19
Resonetics, LLC (4) (5) (9)	L + 7.00%	12.31%	4/28/2029	60	57	57	0.02
Resonetics, LLC (4) (5) (9)	L + 7.00%	12.31%	4/28/2029	220	210	210	0.07
					10,968	10,968	3.64

Investments- non-controlled/ non-affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
High Tech
Aptean, Inc. (4) (5) (9)	S + 7.00%	12.20%	4/23/2027	4,053	3,810	3,810	1.26
Escape Velocity Holdings, Inc. (4) (5) (9)	L + 7.50%	12.79%	10/6/2029	1,300	1,228	1,228	0.41
Flexera Software LLC (4) (5) (9)	S + 7.00%	12.22%	3/3/2029	860	839	839	0.28
Gainwell Acquisition Corp. (4) (5) (9)	S + 8.00%	13.02%	10/2/2028	1,260	1,222	1,222	0.41
Imprivata, Inc. (4) (5)	S + 6.25%	11.35%	12/1/2028	1,366	1,302	1,322	0.44
Maverick Bidco Inc (4) (5) (9)	L + 6.75%	12.02%	5/18/2029	460	435	435	0.14
OceanKey (U.S.) II Corp. (4) (5) (9)	S + 6.75%	11.95%	12/17/2029	2,240	2,083	2,083	0.69
Polaris Newco LLC (4) (5) (9)	S + 9.25%	14.61%	6/4/2029	3,480	3,289	3,328	1.10
					14,208	14,267	4.73

Mining, Steel, Iron and Non-Precious Metals
Grinding Media Inc. (4) (5) (9)	L + 7.50%	13.04%	10/12/2029	2,420	2,226	2,226	0.74
					2,226	2,226	0.74

Services: Business
Hyland Software, Inc. (5) (9)	S + 6.25%	11.47%	7/7/2025	382	369	369	0.13
Transact Holdings, Inc. (4) (5) (9)	L + 8.50%	13.76%	4/30/2027	3,155	3,139	3,139	1.04
					3,508	3,508	1.17

Services: Consumer
All My Sons Moving and Storage of Kansas LLC (4) (5) (9)	L + 7.75%	12.97%	10/25/2029	1,740	1,679	1,679	0.56
ASP Dream Acquisition Co LLC (4) (5) (9)	S + 7.75%	12.95%	12/14/2029	1,720	1,643	1,643	0.54
					3,322	3,322	1.10

Total Second Lien Debt					$51,214	$51,269	17.01%

Total Investments—non-controlled/non-affiliated					$599,708	$599,929	198.99%

Total Portfolio Investments					$599,708	$599,929	198.99%
__________________
(1)Unless otherwise indicated, issuers of debt investments held by the Company (which such term “Company” shall include the Company’s subsidiaries for purposes of this Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”) or SOFR including SOFR adjustment, if any, (“S”), CDOR ("C"), which generally resets periodically. L and S loans are typically indexed to 12 month, 6 month, 3 month or 1 month L or S rates. As of June 30, 2023, rates for the 3 month and 1 month L are 5.55% and 5.22%, respectively. As of June 30, 2023, rates for the 3 month and 1 month S are 5.27% and 5.14%, respectively. As of June 30, 2023, the rate for the 3 month C is 5.40%.
(3)The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)Investment valued using unobservable inputs (Level 3). See Note 5.
(5)Loan includes interest rate floor feature.

(6)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments:

Investments— non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
Antylia Scientific	Revolver	10/31/2026	$244	$(10)
Associations, Inc.	2021 Revolver	07/02/2027	378	(4)
AxiomSL Group, Inc.	2021 First Amendment Incremental Delayed Draw Term Loan	12/03/2027	416	(4)
AxiomSL Group, Inc.	Revolver	12/03/2025	454	(5)
Beacon Pointe Advisors, LLC	2021 Revolver	12/29/2027	591	(18)
Bottomline Technologies Inc.	Revolver	05/15/2028	503	(20)
Bradyifs Holdings, LLC	Revolver	11/22/2024	350	(9)
Circana Group, L.P.	Revolver	12/01/2027	884	(22)
CNSI Holdings, LLC	Revolver	12/17/2027	2,999	(60)
Community Brands Parentco, LLC	Delayed Draw Term Loan	02/24/2028	125	(4)
Community Brands Parentco, LLC	Revolver	02/24/2028	63	(2)
CPI Holdco, LLC	2021 Revolver	10/30/2026	2,104	(89)
Crash Champions, LLC	2022 Revolver	08/01/2028	2,707	(108)
Diligent Corporation	2016 Revolver	08/04/2025	591	(18)
Drake Software, LLC	Revolver	03/16/2026	1,788	—
Eagan Sub, Inc.	2023 Revolver	06/01/2029	2,267	(34)
Galway Borrower, LLC	Revolver	09/30/2027	678	(27)
Galway Borrower, LLC	Delayed Draw Term Loan	09/29/2028	98	(4)
GC Waves Holdings, Inc.	2022 Delayed Draw Term Loan	08/13/2026	75	(2)
GI Apple Midco LLC	Revolver	04/19/2029	944	(19)
GI Apple Midco LLC	Delayed Draw Term Loan	04/19/2030	1,889	(38)
Global Music Rights	Revolver	08/27/2027	669	—
Groundworks, LLC	2023 Delayed Draw Term Loan	03/14/2030	955	(19)
Groundworks, LLC	2023 Revolver	03/14/2029	306	(6)
GS AcquisitionCo, Inc.	Revolver	05/22/2026	210	(5)
Iconic Purchaser Corporation	Revolver	11/15/2027	527	(26)
IG Investment Holdings, LLC	2021 Revolver	09/22/2027	$1,424	$(28)
Kaseya, Inc.	2022 Delayed Draw Term Loan	06/25/2029	1,804	(45)
Kaseya, Inc.	2022 Revolver	06/25/2029	1,441	(36)
Mantech International CP	Delayed Draw Term Loan	09/14/2029	4,784	(144)
Mantech International CP	Revolver A	09/14/2028	2,411	(72)
Meridian Adhesives Group, Inc.	2022 1st Lien Delayed Draw Term Loan	09/03/2029	763	(23)
Ministry Brands Purchaser, LLC	Delayed Draw Term Loan	12/29/2028	261	(10)
Ministry Brands Purchaser, LLC	Revolver	12/30/2027	57	(2)
MRI Software LLC	2022 Tranche 4 Delayed Draw Term Loan	02/10/2026	1,708	(43)
NCWS Intermediate, Inc.	2021 Delayed Draw Term Loan 3	12/29/2026	10	(9)
NCWS Intermediate, Inc.	2021 Delayed Draw Term Loan 4	12/29/2026	873	—
New Look Vision Group, Inc.	CAD Revolver	05/26/2026	97	(28)
New Look Vision Group, Inc.	USD Delayed Draw Term Loan	05/26/2028	198	(12)
Nuevoco2, LLC	Delayed Draw Term Loan	06/01/2029	2,225	(22)
Peter C. Foy & Associates Insurance Services, LLC	2021 1st Lien Revolver	11/01/2027	532	(11)

Investments— non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
PPV Intermediate Holdings LLC	Revolver	08/31/2029	1,156	(29)
PT Intermediate Holdings III, LLC	2023 Incremental Delayed Draw Term Loan	11/01/2028	397	(6)
Revalize, Inc.	Revolver	04/15/2027	262	(9)
Sequa Corporation	2022 Revolver	11/15/2027	1,513	—
Spectrum Automotive Holdings, Corp.	2021 Delayed Draw Term Loan 1A	06/29/2028	892	(27)
Spectrum Automotive Holdings, Corp.	2021 Revolver	06/29/2027	727	(22)
Total			$46,350	$(1,131)
(7)Position or portion thereof unsettled as of June 30, 2023.
(8)The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2023, non-qualifying assets totaled 4.4% of the Company’s total assets.
(9)Assets or a portion thereof are pledged as collateral for the TRP OHA SPV Funding I, LLC. See Note 6 "Debt".

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	U.S. Dollar 7,572	Canadian Dollar 10,000	9/21/2023	$9
State Street Bank & Trust Company	U.S. Dollar 5,919	Euro 5,400	9/21/2023	—
				$9
See accompanying notes to the consolidated financial statements.

T. Rowe Price OHA Select Private Credit Fund
Schedule of Investments
December 31, 2022
(in thousands)

Investments- non-controlled/ non-affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
Investments— non-controlled/non-affiliated
First Lien Debt
Aerospace and Defense
Mantech International CP (5)(8)	S + 5.75%	10.43%	9/14/2029	$3,111	$3,080	$3,049	6.14%
Mantech International CP (5)(6)(8)	S + 5.75%	10.43%	9/14/2029	—	(7)	(15)	(0.03)
Mantech International CP (5)(6)(8)	S + 5.75%	10.43%	9/14/2028	—	(4)	(8)	(0.02)
Sequa Corporation (5)(6)(8)	S + 7.00%	11.27%	11/15/2027	—	(25)	(25)	(0.05)
Sequa Corporation (5)(8)	S + 7.00%	11.27%	11/23/2028	5,493	5,220	5,218	10.50
					8,264	8,219	16.54

Chemicals, Plastics and Rubber
Meridian Adhesives Group, Inc. (5)(8)	S + 7.00%	11.54%	9/3/2029	5,280	5,071	5,069	10.20
Meridian Adhesives Group, Inc. (5)(6)(8)	S + 7.00%	11.54%	9/3/2029	466	437	437	0.88
					5,508	5,506	11.08

Consumer Goods: Durable
Marcone Yellowstone Buyer, Inc. (5)(7)(8)	L + 6.25%	10.98%	6/23/2028	383	372	372	0.75
Marcone Yellowstone Buyer, Inc. (5)(7)(8)	L + 6.25%	10.98%	6/23/2028	2,650	2,571	2,571	5.17
Marcone Yellowstone Buyer, Inc. (5)(8)	S + 6.25%	10.90%	6/23/2028	1,629	1,581	1,580	3.18
Marcone Yellowstone Buyer, Inc. (5)(8)	L + 6.25%	10.90%	6/23/2028	883	857	856	1.72
					5,381	5,379	10.82

Finance
Spectrum Automotive Holdings, Corp. (5)(6)(8)	L + 5.75%	10.47%	6/29/2027	—	(3)	(3)	(0.01)
Spectrum Automotive Holdings, Corp. (5)(8)	L + 5.75%	10.48%	6/29/2028	2,998	2,909	2,908	5.85
Spectrum Automotive Holdings, Corp. (5)(6)(8)	L + 5.75%	10.47%	6/29/2028	590	564	565	1.14
					3,470	3,470	6.98

Healthcare, Education and Childcare
Antylia Scientific (5)(6)(7)(8)	L + 5.50%	10.23%	10/31/2028	143	129	115	0.23
Antylia Scientific (5)(6)(8)	L + 5.50%	10.23%	10/31/2026	—	(5)	(9)	(0.02)
Antylia Scientific (5)(8)	L + 5.50%	10.23%	10/31/2028	2,290	2,245	2,203	4.43
CNSI Holdings, LLC (5)(8)	L + 6.50%	11.25%	12/15/2028	5,615	5,559	5,503	11.08
CNSI Holdings, LLC (5)(6)(8)	L + 6.50%	11.25%	12/17/2027	—	(8)	(17)	(0.03)
PPV Intermediate Holdings LLC (5)(7)(8)	S + 5.75%	9.77%	8/31/2029	1,234	1,209	1,203	2.42

Investments- non-controlled/ non-affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
PPV Intermediate Holdings LLC (5)(6)(8)	S + 5.75%	9.77%	8/31/2029	17	15	15	0.03
PPV Intermediate Holdings LLC (5)(6)(7)(8)	S + 5.75%	9.77%	8/31/2029	—	(4)	(6)	(0.01)
Touchstone Acquisition, Inc. (5)(7)(8)	L + 6.00%	10.55%	12/29/2028	3,860	3,765	3,764	7.57
					12,905	12,771	25.70

High Tech
Bottomline Technologies Inc (5)(8)	S + 5.50%	9.98%	5/14/2029	592	580	562	1.13
Bottomline Technologies Inc (5)(6)(8)	S + 5.50%	9.98%	5/15/2028	—	(1)	(3)	(0.01)
Calypso Technology Inc (5)(6)(8)	L + 6.00%	10.13%	12/3/2025	—	(2)	(4)	(0.01)
Calypso Technology Inc (5)(6)(8)	L + 6.00%	10.13%	12/3/2027	—	(2)	(3)	(0.01)
Calypso Technology Inc (5)(8)	L + 6.00%	10.13%	12/3/2027	$1,234	$1,207	$1,185	2.39%
Community Brands Parentco, LLC (5)(8)	S + 5.75%	10.41%	2/24/2028	1,056	1,025	1,011	2.04
Community Brands Parentco, LLC (5)(6)(8)	S + 5.75%	10.41%	2/24/2028	—	(4)	(5)	(0.01)
Community Brands Parentco, LLC (5)(6)(8)	S + 5.75%	10.41%	2/24/2028	—	(2)	(3)	(0.01)
Kaseya, Inc. (5)(8)	S + 5.75%	10.33%	6/25/2029	3,469	3,400	3,365	6.77
Kaseya, Inc. (5)(6)(8)	S + 5.75%	10.33%	6/25/2029	—	(4)	(6)	(0.01)
Kaseya, Inc. (5)(6)(8)	S + 5.75%	10.33%	6/25/2029	—	(4)	(6)	(0.01)
Ministry Brands Purchaser, LLC (5)(7)(8)	L + 5.50%	10.07%	12/30/2028	928	901	889	1.79
Ministry Brands Purchaser, LLC (5)(6)(8)	L + 5.50%	10.07%	12/29/2028	—	(9)	(13)	(0.03)
Ministry Brands Purchaser, LLC (5)(6)(8)	L + 5.50%	10.07%	12/30/2027	—	(3)	(4)	(0.01)
Revalize, Inc. (5)(8)	S + 5.75%	10.46%	4/15/2027	104	103	101	0.20
Revalize, Inc. (5)(6)(8)	S + 5.75%	10.46%	4/15/2027	—	(1)	(2)	—
Revalize, Inc. (5)(7)(8)	S + 5.75%	10.48%	4/15/2027	470	466	456	0.92
					7,650	7,520	15.13

Insurance
Alera Group Holdings, Inc. (5)(8)	S + 6.00%	10.66%	10/2/2028	859	850	816	1.64
Alera Group Holdings, Inc. (5)(8)	S + 6.00%	10.66%	10/2/2028	3,022	2,992	2,871	5.78
Peter C. Foy & Associates Insurance Services, LLC (5)(7)(8)	L + 6.00%	11.21%	11/1/2028	2,933	2,875	2,874	5.78
Peter C. Foy & Associates Insurance Services, LLC (5)(8)	L + 6.00%	11.21%	11/1/2028	832	816	815	1.64
Peter C. Foy & Associates Insurance Services, LLC (5)(6)(8)	L + 6.00%	11.21%	11/1/2027	—	(3)	(3)	—
					7,530	7,373	14.84

Media: Diversified & Production
The NPD Group, Inc. (5)(8)	L + 5.75%	10.32%	12/1/2028	3,385	3,285	3,284	6.61
The NPD Group, Inc. (5)(6)(8)	L + 5.75%	10.32%	12/1/2027	28	21	21	0.04
					3,306	3,305	6.65

Investments- non-controlled/ non-affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets

Services: Business
IG Investment Holdings, LLC (5)(7)(8)	L + 6.00%	10.83%	9/22/2027	112	107	107	0.21
IG Investment Holdings, LLC (5)(7)(8)	L + 6.00%	10.83%	9/22/2028	3,579	3,507	3,507	7.06
					3,614	3,614	7.27

Services: Consumer
Crash Champions, LLC (5)(7)(8)	S + 7.00%	11.55%	8/1/2029	1,628	1,563	1,579	3.18
Crash Champions, LLC (5)(6)(8)	S + 6.25%	10.79%	8/1/2028	—	(22)	(31)	(0.06)
Crash Champions, LLC (5)(7)(8)	S + 6.25%	10.79%	8/1/2029	3,814	3,661	3,700	7.44
Nuevoco2, LLC (5)(8)	S + 5.75%	10.29%	6/1/2029	1,565	1,534	1,534	3.09
Nuevoco2, LLC (5)(6)(8)	S + 5.75%	10.29%	6/1/2029	366	350	350	0.70
					7,086	7,132	14.35

Automobile
NCWS Intermediate, Inc. (5)(8)	L + 6.00%	10.57%	12/29/2026	347	344	337	0.68
NCWS Intermediate, Inc. (5)(6)(8)	L + 6.00%	10.57%	12/29/2026	2,421	2,397	2,348	4.72
NCWS Intermediate, Inc. (5)(6)(8)	L + 6.00%	10.57%	12/29/2026	—	(1)	(3)	(0.01)
					2,740	2,682	5.39

Total First Lien Debt					$67,454	$66,971	134.75%
Second Lien Debt
Capital Equipment
Star US Bidco LLC (5)(8)	S + 8.00%	12.67%	3/17/2028	$3,547	$3,494	$3,476	6.99%
					3,494	3,476	6.99

High Tech
Imprivata, Inc (5)(8)	S + 6.25%	10.57%	12/1/2028	1,366	1,298	1,311	2.64
					1,298	1,311	2.64

Total Second Lien Debt					$4,792	$4,787	9.63%

Total Investments—non-controlled/non-affiliated					$72,246	$71,758	144.40%

Total Portfolio Investments					$72,246	$71,758	144.40%
__________________
(1)Unless otherwise indicated, issuers of debt investments held by the Company (which such term “Company” shall include the Company’s subsidiaries for purposes of this Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”) or SOFR including SOFR adjustment, if any, (“S”), which generally resets periodically. L and S loans are typically indexed to 12 month, 6 month, 3 month or 1 month L or S rates. As of December 31, 2022, rates for the 3 month and 1 month L are 4.77% and 4.39%, respectively. As of December 31, 2022, the rates for the 3 month and 1 month S were 3.62% and 4.06%, respectively.
(3)The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2022, non-qualifying assets totaled 0.0% of the Company’s total assets.
(5)Investment valued using unobservable inputs (Level 3). See Note 5.

(6)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments:

Investments— non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
Antylia Scientific	Delayed Draw Term Loan	06/25/2029	$588	$115
Antylia Scientific	Revolver	02/24/2028	244	(9)
Bottomline Technologies Inc	Revolver	11/15/2027	49	(3)
Calypso Technology Inc	Revolver	12/17/2027	88	(4)
Calypso Technology Inc	Delayed Draw Term Loan	12/01/2027	81	(3)
CNSI Holdings, LLC	Revolver	08/01/2028	842	(17)
Community Brands Parentco, LLC	Delayed Draw Term Loan	02/24/2028	125	(5)
Community Brands Parentco, LLC	Revolver	09/14/2028	63	(3)
Crash Champions, LLC	Revolver	10/31/2026	558	(31)
Kaseya, Inc.	Delayed Draw Term Loan	05/15/2028	211	(6)
Kaseya, Inc.	Revolver	04/15/2027	211	(6)
IG Investment Holdings, LLC	Revolver	09/22/2027	170	107
Mantech International CP	Delayed Draw Term Loan	06/29/2028	761	(15)
Mantech International CP	Revolver	09/03/2029	383	(8)
Meridian Adhesives Group, Inc.	Delayed Draw Term Loan	12/03/2027	254	437
Ministry Brands Purchaser, LLC	Revolver	12/30/2028	90	(4)
Ministry Brands Purchaser, LLC	Delayed Draw Term Loan	12/30/2028	299	(13)
NCWS Intermediate, Inc.	Delayed Draw Term Loan	12/29/2026	10	2,348
NCWS Intermediate, Inc.	Delayed Draw Term Loan	08/31/2029	118	(3)
Nuevoco2, LLC	Delayed Draw Term Loan	06/25/2029	418	350
Peter C. Foy & Associates Insurance Services, LLC	Revolver	06/07/2029	137	(3)
PPV Intermediate Holdings LLC	Revolver	10/31/2028	80	15
PPV Intermediate Holdings LLC	Delayed Draw Term Loan	06/29/2027	316	(6)
Revalize, Inc.	Revolver	09/14/2029	70	(2)
Sequa Corporation	Revolver	12/30/2027	507	(25)
Spectrum Automotive Holdings, Corp.	Delayed Draw Term Loan	12/03/2025	243	565
Spectrum Automotive Holdings, Corp.	Revolver	11/01/2027	112	(3)
The NPD Group, Inc.	Revolver	08/31/2029	205	21
Total			$7,233	$3,789
(7)Position or portion thereof unsettled as of December 31, 2022.
(8)Loan includes interest rate floor feature.
See accompanying notes to the consolidated financial statements.

Notes to Consolidated Financial Statements
(in thousands, except per share amounts)
(Unaudited)
Note 1. Organization
T. Rowe Price OHA Select Private Credit Fund (the “Company” or “OCREDIT”), was initially formed on December 16, 2021 as a Delaware limited liability company and subsequently converted into a Delaware statutory trust on March 2, 2022. OHA Private Credit Advisors, LLC (the “Adviser”) is the investment adviser of the Company. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. The Company is a closed-end investment company that has filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the "1940 Act").
The Company's investment objective is to generate attractive risk-adjusted returns, predominately in the form of current income, with select investments capturing long-term capital appreciation, while maintaining a strong focus on downside protection. The Company invests primarily in directly originated and customized private financing solutions, including loans and other debt securities with a strong focus on senior secured lending to larger companies. The Company primarily targets investments in first lien loans, unitranche loans, second lien loans and other corporate secured debt. The Company may also invest in equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, the Company will invest directly or indirectly at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit.
The Company will offer on a continuous basis up to $2.5 billion of common shares of beneficial interest pursuant to an offering registered with the Securities and Exchange Commission (the “Offering”). The Company will offer to sell any combination of three classes of common shares, Class S shares, Class D shares, and Class I shares, with a dollar value up to the maximum offering amount. The share classes will have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the common shares of beneficial interest was $25.00 per share. Thereafter, the purchase price per share for each class of common shares equals the net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. T. Rowe Price Investment Services, Inc., the managing dealer (the “Managing Dealer”) will use its best efforts to sell shares but is not obligated to purchase or sell any specific amount of shares in the Offering. The Company may also engage in private offerings of its common shares. As of June 30, 2023 and December 31, 2022, the Company has 11,449,456 and 2,000,000, respectively, Class I shares issued and outstanding and received net proceeds of $248.8 million as payment for such shares.
Note 2. Significant Accounting Policies
Basis of Presentation
The Company’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Company is an investment company and accordingly will follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the financial position and results of operations for the periods presented herein. The Company commenced operations on November 14, 2022 and its fiscal year ends on December 31.
Basis of Consolidation
The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in ASC 946, Financial Services – Investment Companies. As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

The Company consolidated the results of its wholly-owned subsidiary, TRP OHA SPV Funding I, LLC. All intercompany transactions have been eliminated in consolidation.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents, and restricted cash represent cash held in banks, cash on hand, and liquid investments with original maturities of three months or less. The Company may have bank balances in excess of federally insured amounts; however, the Company deposits its cash, cash equivalents and restricted cash with high credit-quality institutions to minimize credit risk exposure. As of June 30, 2023 and December 31, 2022, the Company did not hold any cash equivalents or restricted cash.
Investment Related Transactions, Revenue Recognition and Expenses
Investment transactions and the related revenue and expenses are recorded on a trade-date basis. Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized fees and unamortized discounts are recorded as interest income.
In the general course of its business, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver amendment fees, and commitment fees, and are recorded as other income in investment income when earned.
Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal amount of the investment on the interest payment date rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest income.
Expenses are recorded on an accrual basis.
Non-Accrual Loans
Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management’s judgment, principal and interest payments are likely to remain current. The Company may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of June 30, 2023 and December 31, 2022, there were no loans placed on non-accrual status.
Valuation of Portfolio Investments
Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Company’s “valuation designee” to determine the valuation of the Company’s investments. The Adviser values the investments owned by the Company in accordance with the Adviser’s valuation policies and procedures, subject at all times to the oversight of the Board. The Adviser values the Company’s investments in accordance with ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.
Investments that are listed or traded on an exchange and are freely transferable are valued at either the closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) on the principal exchange on which the investment is listed or traded. Investments for which other market quotations are readily available will typically be valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Company will be valued on the basis of prices provided by principal market makers or primary market dealers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at a price that reflects such security’s fair value, as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged at the direction of the Board to review the Company’s investments.
With respect to unquoted portfolio investments, the Company will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public, and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will use the pricing indicated by the external event to corroborate and/or assist in valuation.
With respect to the valuation of investments, the Company undertakes a multi-step valuation process in connection with determining the fair value of its investments for which reliable market quotations are not readily available, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;
•Generally, investments that constitute a material portion of the Company’s portfolio are periodically reviewed by independent valuation firms. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•The Adviser’s valuation committee with respect to the Company (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with the Company’s valuation policy and when applicable, compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•The Adviser’s Valuation Committee then determines fair value marks for each of the Company’s portfolio investments; and
•The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.
As part of the valuation process, the Company will take into account relevant factors in determining the fair value of the Company’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant: the estimated enterprise value of a portfolio company, analysis of discounted cash flows, publicly traded comparable companies and comparable transactions; the nature and realizable value of any collateral; the portfolio company’s ability to make payments based on its earnings and cash flow; the markets in which the portfolio company does business; and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.
The Company has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Company’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and the Adviser and the Company may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy, the Board’s oversight and a consistently applied valuation process.
The Company applies ASC 820, which establishes a framework for measuring fair value in accordance with US GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Company determines the fair value of investments consistent with its valuation policy. The Company discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.
A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers where there is sufficient quote depth. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.
Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Company evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Company considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.
The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
Receivables/Payables From Investments Sold/Purchased
Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Company for transactions that have not settled at the reporting date. As of June 30, 2023 and December 31, 2022, the Company had $0.1 million and $0.1 million, respectively, of receivables for investments sold. As of June 30, 2023 and December 31, 2022, the company had $0.0 million and $10.9 million, respectively, of payables for investments purchased.

Foreign Currency Transactions
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.
The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations in translation of assets and liabilities in foreign currencies on the Statement of Operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Foreign Currency Forward Contracts
The Company may enter into foreign currency forward contracts to reduce the exposure to foreign currency exchange rate fluctuations of the Company and its shareholders. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized gain (loss) on foreign currency forward contracts are recorded on the statements of assets and liabilities on a gross basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts of foreign currency forward contract assets and liabilities are presented separately on the schedules of investments. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date.
Organization and Offering Expenses
The Adviser has agreed to incur organizational and offering costs on behalf of the Company and did not seek reimbursement of incurred organizational and offering costs until the Company elected to be regulated as a BDC under the 1940 Act on June 30, 2023. Following June 30, 2023, the Adviser has sought reimbursement of allocated organizational and offering costs from the Company.
Organizational costs, primarily for legal expenses associated with the establishment of the Company, are expensed as incurred. For the three and six months ended June 30, 2023, the Company had incurred $0.1 million and $0.1 million of organizational costs, respectively.
Costs associated with the offering of common shares of the Company will be capitalized as deferred offering expenses and included as a deferred offering cost asset on the Statement of Assets and Liabilities and amortized over a twelve-month period from incurrence. As of June 30, 2023, the Company had incurred $1.9 million in capitalized offering costs. The Company had no amortization of these deferred offering costs for the three and six months ended June 30, 2023.
Income Taxes
The Company was a disregarded entity for U.S. federal income tax purposes as of June 28, 2023. The Company became a C Corporation on June 29, 2023. Accordingly, there has been no provision or recognition of income taxes within the financial statements of the Company for the three and six months ended June 30, 2023.
The Company elected to be regulated as a BDC under the 1940 Act on June 30, 2023. In addition, for U.S. federal income tax purposes, the Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with our fiscal year (or period) ending December 31, 2023. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Company would represent obligations of the Company’s investors and would not be reflected in the financial statements of the Company.
To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses.
In addition, based on the excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.
Distributions
Distributions to common shareholders will be recorded on the record date. The amount to be distributed, if any, will be determined by the Board each month, and is generally based upon the earnings estimated by the Adviser. As of June 30, 2023, the Company has made the election to be regulated as a BDC under the 1940 Act and intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, monthly out of the assets legally available for such distributions. However, the Company may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to shareholders.
Distribution Reinvestment Plan
The Company has adopted a distribution reinvestment plan that provides for the reinvestment of cash distributions. Shareholders who have not opted out of the Company's distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares, rather than receiving the cash distribution.
New Accounting Pronouncements
The Company considers the applicability and impact of all accounting standard updates (“ASU”) issued by the Financial Accounting Standards Board. The Company has assessed currently issued ASUs and has determined that they are not applicable or expected to have minimal impact on its consolidated financial statements.
Note 3. Fees, Expenses, Agreements and Related Party Transactions
Investment Advisory Agreement
On November 10, 2022, the Company entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), pursuant to which the Adviser manages the Company on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Company’s investments and monitoring its investments and portfolio companies on an ongoing basis.
The Investment Advisory Agreement is effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations.

The Company pays the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Company, which is an affiliate of the Adviser.
Management Fee
The management fee will be payable monthly in arrears at an annual rate of 1.25% of the value of the Company's net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means the Company's total assets less the fair value of its liabilities, determined on a consolidated basis in accordance with U.S. GAAP. For the first calendar month in which the Company has operations, net assets will be measured as the beginning net assets as of the date on which the Company breaks escrow.
For the three and six months ended June 30, 2023, the Adviser agreed not to charge the Company a management fee until the Company elected to be regulated a BDC under the 1940 Act on June 30, 2023. The Adviser has further agreed to waive its management fee until the date immediately after the first six months following the date on which the Company’s registration statement becomes effective.
Incentive Fee
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Company's income and a portion is based on a percentage of the Company's capital gains, each as described below.
Incentive Fee Based on Income
The first part of the incentive fee will be based on income, whereby the Company pays the Adviser quarterly in arrears 12.5% of its Pre-Incentive Fee Net Investment Income Returns (as defined below) for the relevant calendar quarter subject to a 1.25% per quarter (5.0% annualized) hurdle rate (the “Hurdle Rate”). “Pre-Incentive Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under the Investment Advisory Agreement and an administration agreement with the Administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred shares, but excluding the incentive fee and Member servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The Company pays the Adviser an incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns as follows:
•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar year in which the Company’s Pre-Incentive Fee Net Investment Income Returns does not exceed the Hurdle Rate;
•100% of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the Hurdle Rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the Hurdle Rate but is less than 1.43%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of the Company’s Pre-Incentive Fee Net

Investment Income Returns as if a Hurdle Rate did not apply if Pre-Incentive Fee Net Investment Income Returns exceeds 5.72% in any calendar year; and
•12.5% of the Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds 1.43% in any calendar year, which reflects that once the Hurdle Rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns is paid to the Adviser.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:
•12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.
For the three and six months ended June 30, 2023, the Adviser agreed not to charge the Company an incentive fee until the Company elected to be regulated as a BDC under the 1940 Act on June 30, 2023. The Adviser has further agreed to waive its incentive fee until the date immediately after the first six months following the date on which the Company’s registration statement becomes effective.
Administration Agreement
Under the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Company's other service providers), preparing reports to Members and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Company's Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Company will reimburse the Administrator for the reasonable fees, costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Company’s allocable portion of compensation, overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of OHA or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Administrator for any services performed for the Company by such affiliate or third party. The Administrator has hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.
The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.
The Company incurred expenses related to the Administrator of $0.0 million and $0.0 million for the three and six months ended June 30, 2023, respectively, which is included in administrative service expenses on the Consolidated Statement of Operations. As of June 30, 2023 and December 31, 2022, there were no expenses related to the Administrator that were payable and included in "accrued expenses and other liabilities" in the Consolidated Statement of Assets and Liabilities, respectively. The sub-administrator is compensated for performing its sub-

administrative services under the sub-administration agreement. For the three and six months ended June 30, 2023, the Company incurred expenses related to the sub-administrator of $0.0 million and $0.0 million, respectively, which is included in administrative service expenses on the Consolidated Statement of Operations and the payable included in "accrued expenses and other liabilities" in the Consolidated Statement of Assets and Liabilities.
Note 4. Investments
The composition of the Company’s investment portfolio at cost and fair value as of June 30, 2023 and December 31, 2022 was as follows:

	June 30, 2023
	Amortized Cost	Fair value	% of Total Investments at Fair Value

First Lien Debt	$548,494	$548,660	91.5%
Second Lien Debt	51,214	51,269	8.5%
Total	$599,708	$599,929	100.0%

	December 31, 2022
	Amortized Cost	Fair value	% of Total Investments at Fair Value

First Lien Debt	$67,454	$66,971	93.3%
Second Lien Debt	4,792	4,787	6.7%
Total	$72,246	$71,758	100.0%

The industry composition of investments based on fair value as of June 30, 2023 and December 31, 2022 was as follows:

June 30, 2023
High Tech	20.4%
Healthcare, Education and Childcare	14.9%
Services: Business	10.6%
Services: Consumer	10.0%
Aerospace and Defense	7.2%
Insurance	7.2%
Finance	5.1%
Media: Diversified & Production	4.0%
Consumer Goods: Durable	3.9%
Automobile	3.7%
Capital Equipment	3.0%
Chemicals, Plastics and Rubber	2.8%
Banking	1.6%
Retail Stores	1.3%
Broadcasting and Entertainment	1.2%
Buildings and Real Estate	1.0%
Containers, Packaging and Glass	0.9%
Construction & Building	0.8%
Mining, Steel, Iron and Non-Precious Metals	0.4%
Total	100.0%

December 31, 2022
Healthcare, Education and Childcare	17.8%
High Tech	12.3%
Aerospace and Defense	11.5%
Insurance	10.3%
Services: Consumer	9.9%
Chemicals, Plastics and Rubber	7.7%
Consumer Goods: Durable	7.5%
Services: Business	5.1%
Capital Equipment	4.8%
Finance	4.8%
Media: Diversified & Production	4.6%
Automobile	3.7%
Total	100.0%

The geographic composition of investments at cost and fair value as of June 30, 2023 and December 31, 2022 was as follows:

	June 30, 2023
	Amortized Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$586,127	$586,348	97.7%	194.5%
Canada	7,611	7,611	1.3%	2.5%
Switzerland	5,970	5,970	1.0%	2.0%
Total	$599,708	$599,929	100.0%	199.0%

	December 31, 2022
	Amortized Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$72,246	$71,758	100.0%	144.4%
Total	$72,246	$71,758	100.0%	144.4%
Note 5.  Fair Value of Investments
The following tables present the fair value hierarchy of investments as of June 30, 2023 and December 31, 2022, categorized by the ASC 820 valuation hierarchy, as previously described:

	June 30, 2023
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$7,575	$541,085	$548,660
Second Lien Debt	—	12,103	39,166	51,269
Total	$—	$19,678	$580,251	$599,929

	December 31, 2022
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$66,971	$66,971
Second Lien Debt	—	—	4,787	4,787
Total	$—	$—	$71,758	$71,758

The following tables present the change in the fair value of financial instruments as of June 30, 2023 and December 31, 2022 for which Level 3 inputs were used to determine the fair value:

	Three Months Ended June 30, 2023
	First Lien Debt	Second Lien Debt	Total Investments
Fair value, beginning of period	$71,160	$4,769	$75,929
Purchases of investments	470,250	34,312	504,562
Proceeds from principal repayments and sales of investments	(1,014)	—	(1,014)
Accretion of discount/amortization of premium	47	2	49
Net realized gain (loss)	11	—	11
Net change in unrealized appreciation (depreciation)	631	83	714
Transfers into Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—
Fair value, end of period	$541,085	$39,166	$580,251
Net change in unrealized appreciation (depreciation) related to financial instruments still held as of June 30, 2023	$631	$83	$714
__________________
(1)For the three months ended June 30, 2023, there were no transfers into or out of Level 3.

	Six Months Ended June 30, 2023
	First Lien Debt	Second Lien Debt	Total Investments
Fair value, beginning of period	$66,971	$4,787	$71,758
Purchases of investments	474,710	34,312	509,022
Proceeds from principal repayments and sales of investments	(1,386)	—	(1,386)
Accretion of discount/amortization of premium	119	7	126
Net realized gain (loss)	22	—	22
Net change in unrealized appreciation (depreciation)	649	60	709
Transfers into Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—
Fair value, end of period	$541,085	$39,166	$580,251
Net change in unrealized appreciation (depreciation) related to financial instruments still held as of June 30, 2023	$649	$60	$709
__________________
(1)For the six months ended June 30, 2023, there were no transfers into or out of Level 3.
Significant Unobservable Inputs
In accordance with ASC 820, the following tables provide quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of June 30, 2023 and December 31, 2022. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

	June 30, 2023
	Fair Value	Valuation Techniques	Unobservable Input	Range/Input (Weighted Average) (1)
Assets:
First Lien Debt	$529,956	Discounted cash flow	Comparative Yield	9.5% - 14.8% (10.7%)
First Lien Debt	11,129	Precedent Transaction	Transaction Price	N/A
Total First Lien Debt	541,085
Total Second Lien Debt	39,166	Discounted cash flow	Comparative Yield	10.8% - 14.3% (12.7%)
Total	$580,251

	December 31, 2022
	Fair Value	Valuation Techniques	Unobservable Input	Range/Input (Weighted Average)(1)
Assets:
First Lien Debt	$66,971	Discounted cash flow	Comparative Yield	9.8% - 11.9% (10.8%)
Second Lien Debt	4,787	Discounted cash flow	Comparative Yield	12.4% (12.4%)
Total	$71,758
__________________
(1)Weighted averages are calculated based on fair value of investments.
The Company used the income approach to determine the fair value of certain Level 3 assets as of June 30, 2023 and December 31, 2022. The significant unobservable inputs used in the income approach is the comparative yield and discount rate. The comparative yield and discount rate is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value.
Financial instruments disclosed but not carried at fair value
The carrying values of the debt obligations (Note 6) generally approximate their respective fair values due to their variable interest rates. The fair value of these debt obligations would be categorized as Level 2 under the ASC 820-10 hierarchy.
The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.
Note 6. Debt
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of June 30, 2023, the

Company's asset coverage was 199.3%. The following tables present the Company’s outstanding borrowings as of June 30, 2023 and December 31, 2022:

	As of June 30, 2023
	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Fair Value (2)
JPM Credit Facility	$50,000	$31,000	$31,000	$31,000
BNP Credit Facility	400,000	272,530	272,530	272,530
Total Debt	$450,000	$303,530	$303,530	$303,530

	As of December 31, 2022
	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Fair Value (2)
JPM Credit Facility	$50,000	$31,000	$31,000	$31,000
Total Debt	$50,000	$31,000	$31,000	$31,000
__________________
(1)Carrying value represents principal amount outstanding less unamortized debt issuance costs.
(2)The fair value of these debt obligations would be categorized as Level 2 under ASC 820-10.
For the three months ended June 30, 2023, there was $34.0 million of average borrowings under both credit facilities at a weighted average interest rate of 7.0%.
For the six months ended June 30, 2023, there was $32.5 million of average borrowings under both credit facilities at a weighted average interest rate of 6.8%.
A summary of contractual maturities of our debt obligations was as follows as of June 30, 2023:

	Payments Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
JPM Credit Facility	$31,000	$—	$—	$31,000	$—
BNP Credit Facility	272,530	—	—	272,530	—
Total Debt Obligations	$303,530	$—	$—	$303,530	$—
JPM Credit Facility
On November 15, 2022, the Company entered into a senior secured revolving credit agreement (the “JPM Credit Agreement” or the “JPM Credit Facility”) as Borrower, with JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the lenders party thereto. The facility amount under the JPM Credit Agreement is $50.0 million. The JPM Credit Facility includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature. As of June 30, 2023, the Company was in compliance with these covenants.
Borrowings under the JPM Credit Facility bear interest at SOFR plus 1.875%. The Company pays an unused commitment fee of 37.5 basis points (0.375%) per annum. The stated maturity date is November 15, 2027.
As of June 30, 2023, there were $31.0 million of borrowings outstanding under the JPM Credit Facility.

For the three and six months ended June 30, 2023, the components of interest expense related to the JPM Credit Facility were as follows:

	For the Three Months Ended	For the Six Months Ended
	June 30, 2023	June 30, 2023
Borrowing interest expense	$542	$1,047
Unused facility fee	17	35
Amortization of deferred financing costs	30	47
Total interest and debt financing expense	$589	$1,129
As of June 30, 2023, the weighted average stated interest rate on aggregate principal amount outstanding was 7.0%.
BNP Credit Facility
On June 30, 2023, the Company entered into an amended and restated revolving credit and security agreement (the "BNP Credit Agreement" or "BNP Credit Facility") with the Company, as Equityholder, TRP OHA SPV Funding I, LLC, as Borrower, with BNP Paribas ("BNP"), as Administrative Agent, TRP OHA Servicer I, LLC, as Servicer, The Bank of New York Mellon Trust Company, National Association ("BNYM"), as Collateral Agent, and the lenders party thereto. The facility amount under the BNP Credit Agreement is $400.0 million.
Proceeds of the loans under the BNP Credit Agreement may be used to acquire certain qualifying loans and such other uses as permitted under the BNP Credit Agreement. The period from the closing date until June 30, 2026 is referred to as the reinvestment period and during such reinvestment period, the Borrower may request drawdowns under the BNP Credit Agreement. The final maturity date is the earliest of: (a) the business day designated by the Borrower as the final maturity date upon not less than three business days’ prior written notice to the Administrative Agent, the Collateral Agent, the Lenders, the Custodian and the Collateral Administrator, (b) June 30, 2028, and (c) the date on which the Administrative Agent provides notice of the declaration of the final maturity date after the occurrence of an event of default. The Credit Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature. As of June 30, 2023, the Company was in compliance with these covenants.
Assets that are pledged as collateral for the BNP Credit Facility are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the BNP Revolving Credit Facility.
Borrowings under the BNP Credit Facility bear interest at SOFR plus 3.00%. The Company is to pay an unused commitment fee of 100 basis points (1.00%) per quarter beginning September 30, 2023. The stated maturity date is June 30, 2028.
As of June 30, 2023, there were $272.5 million of borrowings outstanding under the BNP Credit Facility as part of an in-kind contribution effective June 30, 2023.

For the three and six months ended June 30, 2023, there was no accrual for the following components of interest and debt financing expense related to the BNP Credit Facility:

	For the Three Months Ended	For the Six Months Ended
	June 30, 2023	June 30, 2023
Borrowing interest expense	$—	$—
Unused facility fee	—	—
Amortization of deferred financing costs	—	—
Total interest and debt financing expense	$—	$—
Note 7: Derivatives
The Company enters into derivative financial instruments in the normal course of business from time to time to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures. For derivative contracts, the Company enters into netting arrangements with its counterparties. In accordance with authoritative guidance, the Company offsets fair value amounts recognized for derivative instruments with the same counterparty under a master netting arrangement.
The Company may enter into forward currency exchange contracts to reduce the exposure to foreign currency exchange rate fluctuations of the Company and its shareholders, as described in Note 2. The fair value of derivative contracts open as of June 30, 2023 and December 31, 2022 is included on the consolidated schedules of investments by contract. The Company had no collateral payable for June 30, 2023. Collateral amounts posted are included in collateral on forward currency exchange contracts on the Consolidated Statements of Assets and Liabilities. Collateral payable is included in collateral payable on forward currency exchange contracts on the Consolidated Statements of Assets and Liabilities.
During the three and six months ended June 30, 2023, the average notional exposure for foreign currency forward contracts was $13.5 million and $13.5 million, respectively.
The following table presents both gross and net information about derivative instruments eligible for offset in the Consolidated Statements of Assets and Liabilities.

June 30, 2023
Counterparty	Gross Amount of Assets	Gross Amount of (Liabilities)	Net amounts presented in the Statements of Assets and Liabilities	Collateral Received/Pledged(1)	Net Amounts(2)
State Street Bank and Trust Company	$9	$—	$9	$—	$9
	$9	$—	$9	$—	$9
__________________
(1)Amount excludes excess cash collateral paid.
(2)Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts, if applicable.

The effect of transactions in derivative instruments on the Consolidated Statements of Operations during the three and six months ended June 30, 2023 were as follows:

	Three Months Ended June 30, 2023	Six Months Ended June 30, 2023
Net change in unrealized gain (loss) on foreign currency forward contracts	$9	$9
Realized gain (loss) on foreign currency forward contracts	—	—
Total net realized and unrealized gain (loss) on foreign currency forward contracts	$9	$9
Note 8: Commitments and Contingencies
In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.
The Company’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of June 30, 2023 and December 2022, the Company had the following unfunded delayed draw term loans and revolvers:

	Par Value as of
	6/30/2023	12/31/2022
Unfunded delayed draw commitments	$17,473	$3,424
Unfunded revolving commitments	28,877	3,809
Total unfunded commitments	$46,350	$7,233
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of June 30, 2023, management is not aware of any pending or threatened material litigation.
Note 9. Net Assets
As of June 30, 2023 and December 31, 2022, the Company had 11,449,456 and 2,000,000, respectively, of Class I shares issued and outstanding with a par value of $0.01 per share.

The following table summarizes capital activity during the three months ended June 30, 2023:

	Common Shares
	Shares	Amount	Capital in Excess of Par Value	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Accumulated Net Unrealized Appreciation (Depreciation)	Total Net Assets
Balance, beginning of period	2,000,000	$20	$49,980	$1,276	$19	$(493)	$50,802
Common shares issued	9,449,456	94	248,732	—	—	—	248,826
Dividend reinvestment	—	—	—	—	—	—	—
Net investment income (loss)	—	—	—	1,129	—	—	1,129
Net realized gain (loss)	—	—	—	—	11	—	11
Net change in unrealized appreciation (depreciation) on investments	—	—	—	—	—	723	723
Dividends declared	—	—	—	—	—	—	—
Balance end of period	11,449,456	$114	$298,712	$2,405	$30	$230	$301,491
The following table summarizes capital activity during the six months ended June 30, 2023:

	Common Shares
	Shares	Amount	Capital in Excess of Par Value	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Accumulated Net Unrealized Appreciation (Depreciation)	Total Net Assets
Balance, beginning of period	2,000,000	$20	$49,980	$175	$8	$(488)	$49,695
Common shares issued	9,449,456	94	248,732	—	—	—	248,826
Dividend reinvestment	—	—	—	—	—	—	—
Net investment income (loss)	—	—	—	2,230	—	—	2,230
Net realized gain (loss)	—	—	—	—	22	—	22
Net change in unrealized appreciation (depreciation) on investments	—	—	—	—	—	718	718
Dividends declared	—	—	—	—	—	—	—
Balance end of period	11,449,456	$114	$298,712	$2,405	$30	$230	$301,491
The following table summarizes total common shares issued and proceeds related to activity during the six months ended June 30, 2023;

	Shares Issued	Proceeds
June 30, 2023	9,449,456	$248,826
Total	9,449,456	$248,826
There were no distributions declared and there were no shares issued pursuant to the distribution reinvestment plan for the six months ended June 30, 2023.

As of the date of issuance of these financial statements, the Company had $633.8 million in total capital commitments from shareholders in connection with private placements of common shares, of which $335.0 million was unfunded.
Note 10. Consolidated Financial Highlights
The following are consolidated financial highlights for a common share outstanding for the six months ended June 30, 2023:

For the Six Months Ended June 30, 2023
Per Share Data: (1)
Net asset value, beginning of period	$24.85
Net investment income	1.09
Net unrealized and realized gain (loss) (2)	0.39
Net increase (decrease) in net assets resulting from operations (3)	1.48
Distributions declared	—
Net asset value, end of period	$26.33
Shares outstanding, end of period	11,449,456
Total return based on NAV (4)	5.98%

Ratios and supplemental data:
Portfolio turnover ratio (5)	1.08%
Ratio of net expenses to average net assets (6)	5.12%
Ratio of net investment income to average net assets (6)	6.47%

Net assets, end of period	$301,491
__________________
(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of capital share transactions of fund shares in relation to fluctuating market values of investments of the Company.
(3)Net increase in net assets resulting from operations per share in these financial highlights may be different from the net increase (decrease) in net assets per share on the Consolidated Statements of Operations due to changes in the number of weighted average shares outstanding and the effects of rounding.
(4)Total return based on net asset value (not annualized) calculated as the change in net asset value per share during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Company during the period.
(5)Portfolio turnover rate is calculated using the lesser of year-to-date sales and year-to-date purchases over the average of the investments assets at fair value for the years reported.
(6)Annualized.
Note 11. Subsequent Events
The Company’s management evaluated subsequent events through the date of issuance of these financial statements. There have been no subsequent events that occurred that would require disclosure in, or would be required to be recognized in, these financial statements, except as discussed below.
As of the date of issuance of these financial statements, the Company had $633.8 million in total capital commitments from shareholders in connection with private placements of common shares, of which $335.0 million was unfunded.
On August 8, 2023, the Company's Board declared a dividend of $0.20 per Class I share, all of which is payable on August 31, 2023 to shareholders of record as of August 15, 2023.

Report of Independent Registered Public Accounting Firm
To the shareholders and Board of Managers
T. Rowe Price OHA Select Private Credit Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of T. Rowe Price OHA Select Private Credit Fund (the Company) as of December 31, 2022, including the schedule of investments, and the related statements of operations, changes in net assets, and cash flows for the period from November 14, 2022 (commencement of operations) to December 31, 2022, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and the results of its operations, and its cash flows for the period from November 14, 2022 (commencement of operations) to December 31, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the Company’s auditor since 2022.
Fort Worth, Texas
March 16, 2023

T. Rowe Price OHA Select Private Credit Fund
Statements of Assets and Liabilities
(in thousands)

December 31, 2022
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (cost of $72,246 at December 31, 2022)	$71,758
Cash and cash equivalents	19,486
Interest receivable from non-controlled/non-affiliated investments	356
Deferred financing costs	335
Receivable for investments sold	65
Total assets	$92,000
LIABILITIES
Debt	$31,000
Payable for investments purchased	10,894
Interest payable	103
Board of Managers fee payable	92
Accrued expenses and other liabilities	216
Total liabilities	$42,305
Commitments and contingencies (Note 7)
NET ASSETS
Class I shares, $0.01 par value (2,000,000 shares issued and outstanding at December 31, 2022)	$20
Additional paid in capital	49,980
Distributable earnings (loss)	(305)
Total net assets	$49,695
Total liabilities and net assets	$92,000
NET ASSET VALUE PER SHARE	$24.85
See accompanying notes to the financial statements.

T. Rowe Price OHA Select Private Credit Fund
Statement of Operations
(in thousands)

For the period from November 14, 2022 (commencement of operations) to December 31, 2022
Investment income:
Interest income	$487
Fee income	130
Total investment income	$617
Expenses:
Interest and debt fee expense	$129
Professional fees	208
Board of Managers fees	92
Administrative service expenses	13
Other general & administrative	-
Total expenses	$442
Net investment income	$175
Realized and unrealized gain (loss):
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	$(488)
Net unrealized appreciation (depreciation)	$(488)
Realized gain (loss):
Non-controlled/non-affiliated investments	$8
Net realized gain (loss)	$8
Net realized and unrealized gain (loss)	$(480)
Net increase (decrease) in net assets resulting from operations	$(305)
See accompanying notes to the financial statements.

T. Rowe Price OHA Select Private Credit Fund
Statement of Changes in Net Assets
(in thousands)

For the period from November 14, 2022 (commencement of operations) to December 31, 2022
Operations:
Net investment income	$175
Net realized gain (loss)	8
Net change in unrealized appreciation (depreciation)	(488)
Net increase (decrease) in net assets resulting from operations	$(305)
Share transactions:
Proceeds from shares sold	$50,000
Net increase (decrease) from share transactions	$50,000
Total increase (decrease) in net assets	$49,695
Net Assets, beginning of period	—
Net Assets, end of period	$49,695
See accompanying notes to the financial statements.

T. Rowe Price OHA Select Private Credit Fund
Statement of Cash Flows
(in thousands)

For the period from November 14, 2022 (commencement of operations) to December 31, 2022
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(305)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation on investments	488
Net realized (gain) loss on investments	(8)
Net accretion of discount and amortization of premium	(18)
Amortization of deferred financing costs	8
Purchases of investments	(72,395)
Proceeds from sale of investments and principal repayments	175
Changes in operating assets and liabilities:
Interest receivable	(356)
Receivable for investments sold	(65)
Payable for investments purchased	10,894
Directors and Trustees fees payable	92
Interest payable	103
Accrued expenses and other liabilities	216
Net cash provided by (used in) operating activities	(61,171)
Cash flows from financing activities:
Borrowings of debt	31,000
Payments of financing costs	(343)
Proceeds from issuance of common shares	50,000
Net cash provided by (used in) financing activities	80,657
Net increase (decrease) in cash and cash equivalents	19,486
Cash and cash equivalents, beginning of period	—
Cash and cash equivalents, end of period	$19,486
Supplemental information and non-cash activities:
Interest paid during the period	—
See accompanying notes to the financial statements.

T. Rowe Price OHA Select Private Credit Fund
Schedule of Investments
(in thousands)

Investments- non-controlled/ non -affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
Investments—non-controlled/non-affiliated
First Lien Debt
Aerospace and Defense
Mantech International CP (5)(8)	S + 5.75%	10.43%	9/14/2029	$3,111	$3,080	$3,049	6.14%
Mantech International CP (5)(6)(8)	S + 5.75%	10.43%	9/14/2029	—	(7)	(15)	(0.03)
Mantech International CP (5)(6)(8)	S + 5.75%	10.43%	9/14/2028	—	(4)	(8)	(0.02)
Sequa Corporation (5)(6)(8)	S + 7.00%	11.27%	11/15/2027	—	(25)	(25)	(0.05)
Sequa Corporation (5)(8)	S + 7.00%	11.27%	11/23/2028	5,493	5,220	5,218	10.50
					8,264	8,219	16.54
Chemicals, Plastics and Rubber
Meridian Adhesives Group, Inc. (5)(8)	S + 7.00%	11.54%	9/3/2029	5,280	5,071	5,069	10.20
Meridian Adhesives Group, Inc. (5)(6)(8)	S + 7.00%	11.54%	9/3/2029	466	437	437	0.88
					5,508	5,506	11.08
Consumer Goods: Durable
Marcone Yellowstone Buyer, Inc. (5)(7)(8)	L + 6.25%	10.98%	6/23/2028	383	372	372	0.75
Marcone Yellowstone Buyer, Inc. (5)(7)(8)	L + 6.25%	10.98%	6/23/2028	2,650	2,571	2,571	5.17
Marcone Yellowstone Buyer, Inc. (5)(8)	S + 6.25%	10.90%	6/23/2028	1,629	1,581	1,580	3.18
Marcone Yellowstone Buyer, Inc. (5)(8)	L + 6.25%	10.90%	6/23/2028	883	857	856	1.72
					5,381	5,379	10.82
Finance
Spectrum Automotive Holdings, Corp (5)(6)(8)	L + 5.75%	10.47%	6/29/2027	—	(3)	(3)	(0.01)
Spectrum Automotive Holdings, Corp. (5)(8)	L + 5.75%	10.48%	6/29/2028	2,998	2,909	2,908	5.85
Spectrum Automotive Holdings, Corp. (5)(6) (8)	L + 5.75%	10.47%	6/29/2028	590	564	565	1.14
					3,470	3,470	6.98
Healthcare, Education and Childcare
Antylia Scientific (5)(6)(7)(8)	L + 5.50%	10.23%	10/31/2028	143	129	115	0.23
Antylia Scientific (5)(6)(8)	L + 5.50%	10.23%	10/31/2026	—	(5)	(9)	(0.02)
Antylia Scientific (5)(8)	L + 5.50%	10.23%	10/31/2028	2,290	2,245	2,203	4.43
CNSI Holdings, LLC (5)(8)	L + 6.50%	11.25%	12/15/2028	5,615	5,559	5,503	11.08
CNSI Holdings, LLC (5)(6)(8)	L + 6.50%	11.25%	12/17/2027	—	(8)	(17)	(0.03)
PPV Intermediate Holdings LLC (5)(7)(8)	S + 5.75%	9.77%	8/31/2029	1,234	1,209	1,203	2.42
PPV Intermediate Holdings LLC (5)(6)(8)	S + 5.75%	9.77%	8/31/2029	17	15	15	0.03

Investments- non-controlled/ non -affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
PPV Intermediate Holdings LLC (5)(6)(7)(8)	S + 5.75%	9.77%	8/31/2029	—	(4)	(6)	(0.01)
Touchstone Acquisition, Inc. (5)(7)(8)	L + 6.00%	10.55%	12/29/2028	3,860	3,765	3,764	7.57
					12,905	12,771	25.70
High Tech
Bottomline Technologies Inc (5)(8)	S + 5.50%	9.98%	5/14/2029	592	580	562	1.13
Bottomline Technologies Inc (5)(6)(8)	S + 5.50%	9.98%	5/15/2028	—	(1)	(3)	(0.01)
Calypso Technology Inc (5)(6)(8)	L + 6.00%	10.13%	12/3/2025	—	(2)	(4)	(0.01)
Calypso Technology Inc (5)(6)(8)	L + 6.00%	10.13%	12/3/2027	—	(2)	(3)	(0.01)
Calypso Technology Inc (5)(8)	L + 6.00%	10.13%	12/3/2027	1,234	1,207	1,185	2.39
Community Brands Parentco, LLC (5)(8)	S + 5.75%	10.41%	2/24/2028	1,056	1,025	1,011	2.04
Community Brands Parentco, LLC (5)(6)(8)	S + 5.75%	10.41%	2/24/2028	—	(4)	(5)	(0.01)
Community Brands Parentco, LLC (5)(6)(8)	S + 5.75%	10.41%	2/24/2028	—	(2)	(3)	(0.01)
Kaseya, Inc. (5)(8)	S + 5.75%	10.33%	6/25/2029	3,469	3,400	3,365	6.77
Kaseya, Inc. (5)(6)(8)	S + 5.75%	10.33%	6/25/2029	—	(4)	(6)	(0.01)
Kaseya, Inc. (5)(6)(8)	S + 5.75%	10.33%	6/25/2029	—	(4)	(6)	(0.01)
Ministry Brands Purchaser, LLC (5)(7)(8)	L + 5.50%	10.07%	12/30/2028	928	901	889	1.79
Ministry Brands Purchaser, LLC (5)(6)(8)	L + 5.50%	10.07%	12/29/2028	—	(9)	(13)	(0.03)
Ministry Brands Purchaser, LLC (5)(6)(8)	L + 5.50%	10.07%	12/30/2027	—	(3)	(4)	(0.01)
Revalize, Inc. (5)(8)	S + 5.75%	10.46%	4/15/2027	104	103	101	0.20
Revalize, Inc. (5)(6)(8)	S + 5.75%	10.46%	4/15/2027	—	(1)	(2)	—
Revalize, Inc. (5)(7)(8)	S + 5.75%	10.48%	4/15/2027	470	466	456	0.92
					7,650	7,520	15.13
Insurance
Alera Group Holdings, Inc. (5)(8)	S + 6.00%	10.66%	10/2/2028	859	850	816	1.64
Alera Group Holdings, Inc. (5)(8)	S + 6.00%	10.66%	10/2/2028	3,022	2,992	2,871	5.78
Peter C. Foy & Associates Insurance Services, LLC (5)(7)(8)	L + 6.00%	11.21%	11/1/2028	2,933	2,875	2,874	5.78
Peter C. Foy & Associates Insurance Services, LLC (5)(8)	L + 6.00%	11.21%	11/1/2028	832	816	815	1.64
Peter C. Foy & Associates Insurance Services, LLC (5)(6)(8)	L + 6.00%	11.21%	11/1/2027	—	(3)	(3)	—
					7,530	7,373	14.84
Media: Diversified & Production
The NPD Group, Inc. (5)(8)	L + 5.75%	10.32%	12/1/2028	3,385	3,285	3,284	6.61
The NPD Group, Inc. (5)(6)(8)	L + 5.75%	10.32%	12/1/2027	28	21	21	0.04
					3,306	3,305	6.65

Investments- non-controlled/ non -affiliated (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
Services: Business
IG Investment Holdings, LLC (5)(7)(8)	L + 6.00%	10.83%	9/22/2027	112	107	107	0.21
IG Investment Holdings, LLC (5)(7)(8)	L + 6.00%	10.83%	9/22/2028	3,579	3,507	3,507	7.06
					3,614	3,614	7.27
Services: Consumer
Crash Champions, LLC (5)(7)(8)	S + 7.00%	11.55%	8/1/2029	1,628	1,563	1,579	3.18
Crash Champions, LLC (5)(6)(8)	S + 6.25%	10.79%	8/1/2028	—	(22)	(31)	(0.06)
Crash Champions, LLC (5)(7)(8)	S + 6.25%	10.79%	8/1/2029	3,814	3,661	3,700	7.44
Nuevoco2, LLC (5)(8)	S + 5.75%	10.29%	6/1/2029	1,565	1,534	1,534	3.09
Nuevoco2, LLC (5)(6)(8)	S + 5.75%	10.29%	6/1/2029	366	350	350	0.70
					7,086	7,132	14.35
Automobile
NCWS Intermediate, Inc. (5)(8)	L + 6.00%	10.57%	12/29/2026	347	344	337	0.68
NCWS Intermediate, Inc. (5)(6)(8)	L + 6.00%	10.57%	12/29/2026	2,421	2,397	2,348	4.72
NCWS Intermediate, Inc. (5)(6)(8)	L + 6.00%	10.57%	12/29/2026	—	(1)	(3)	(0.01)
					2,740	2,682	5.39
Total First Lien Debt					$67,454	$66,971	134.76%
Second Lien Debt
Capital Equipment
Star US Bidco LLC (5)(8)	S + 8.00%	12.67%	3/17/2028	3,547	3,494	3,476	6.99
					3,494	3,476	6.99
High Tech
Imprivata, Inc (5)(8)	S + 6.25%	10.57%	12/1/2028	1,366	1,298	1,311	2.64
					1,298	1,311	2.64
Total Second Lien Debt					$4,792	$4,787	9.63%
Total Investments—non-controlled/non- affiliated					$72,246	$71,758	144.40%
Total Portfolio Investments					$72,246	$71,758	144.40%
__________________
(1)Unless otherwise indicated, issuers of debt investments held by the Fund (which such term “Fund” shall include the Fund’s subsidiaries for purposes of this Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”) or SOFR including SOFR adjustment, if any, (“S”), which generally resets periodically. L and S loans are typically indexed to 12 month, 6 month, 3 month or 1 month L or S rates. As of December 31, 2022, rates for the 3 month and 1 month L are 4.77% and 4.39%, respectively. As of December 31, 2022, rates for the 3 month and 1 month S were 3.62% and 4.06%, respectively.
(3)The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2022, non-qualifying assets totaled 0.0% of the Company’s total assets.
(5)Investment valued using unobservable inputs (Level 3). See Note 5.
(6)Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Fund’s unfunded commitments:

Investments— non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
Antylia Scientific	Delayed Draw Term Loan	06/25/2029	588	115
Antylia Scientific	Revolver	02/24/2028	244	(9)
Bottomline Technologies Inc	Revolver	11/15/2027	49	(3)
Calypso Technology Inc	Revolver	12/17/2027	88	(4)
Calypso Technology Inc	Delayed Draw Term Loan	12/01/2027	81	(3)
CNSI Holdings, LLC	Revolver	08/01/2028	842	(17)
Community Brands Parentco, LLC	Delayed Draw Term Loan	02/24/2028	125	(5)
Community Brands Parentco, LLC	Revolver	09/14/2028	63	(3)
Crash Champions, LLC	Revolver	10/31/2026	558	(31)
Kaseya, Inc.	Delayed Draw Term Loan	05/15/2028	211	(6)
Kaseya, Inc.	Revolver	04/15/2027	211	(6)
IG Investment Holdings, LLC	Revolver	9/22/2027	170	107
Mantech International CP	Delayed Draw Term Loan	06/29/2028	761	(15)
Mantech International CP	Revolver	09/03/2029	383	(8)
Meridian Adhesives Group, Inc.	Delayed Draw Term Loan	12/03/2027	254	437
Ministry Brands Purchaser, LLC	Revolver	12/30/2028	90	(4)
Ministry Brands Purchaser, LLC	Delayed Draw Term Loan	12/30/2028	299	(13)
NCWS Intermediate, Inc.	Delayed Draw Term Loan	12/29/2026	10	2,348
NCWS Intermediate, Inc.	Delayed Draw Term Loan	08/31/2029	118	(3)
Nuevoco2, LLC	Delayed Draw Term Loan	06/25/2029	418	350
Peter C. Foy & Associates Insurance Services, LLC	Revolver	06/07/2029	137	(3)
PPV Intermediate Holdings LLC	Revolver	10/31/2028	80	15
PPV Intermediate Holdings LLC	Delayed Draw Term Loan	06/29/2027	316	(6)
Revalize, Inc.	Revolver	09/14/2029	70	(2)
Sequa Corporation	Revolver	12/30/2027	507	(25)
Spectrum Automotive Holdings, Corp.	Delayed Draw Term Loan	12/03/2025	243	565
Spectrum Automotive Holdings, Corp.	Revolver	11/01/2027	112	(3)
The NPD Group, Inc.	Revolver	08/31/2029	205	21
Total			7,233	3,789
(7)Position or portion thereof unsettled as of December 31, 2022.
(8)Loan includes interest rate floor feature.
See accompanying notes to the financial statements.

Notes to Financial Statements
Note 1. Organization
T. Rowe Price OHA Select Private Credit Fund (the “Company” or “OCREDIT”), was formed on December 16, 2021 and converted into a Delaware statutory trust on March 2, 2022. OHA Private Credit Advisors, L.P. (the “Advisor”) is the investment adviser of the Company. The Advisor is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. The Company intends to register as a closed-end investment company that will file an election to be regulated as a Business Development Company (“BDC”) under the Investment Company Act of 1940.
The Company invests primarily in directly originated and customized private financing solutions, including loans and other debt securities with a strong focus on senior secured lending to larger companies. The Fund primarily targets investments in first lien loans, unitranche loans, second lien loans and other corporate secured debt. The Company may also invest in equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit.
The Company will offer on a continuous basis up to $2.5 billion of common shares of beneficial interest pursuant to an offering registered with the Securities and Exchange Commission (the “Offering”). The Company will offer to sell any combination of three classes of common shares, Class S shares, Class D shares, and Class I shares, with a dollar value up to the maximum offering amount. The share classes will have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the common shares of beneficial interest is $25.00 per share. Thereafter, the purchase price per share for each class of common shares equals the net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. T. Rowe Price Investment Services, Inc., the managing dealer (the “Managing Dealer”) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. The Company may also engage in private offerings of its common shares.
Note 2. Significant Accounting Policies
Basis of Presentation
The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Company is an investment company and accordingly will follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the financial position and results of operations for the periods presented herein. The Company commenced operations on November 14, 2022, and its fiscal year ends on December 31.
Basis of Accounting
The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. ASC Topic 946 states that consolidation by the Company of an investee that is not an investment company is not appropriate, except when the Company holds a controlling interest in an operating company that provides all or substantially all of its services directly to the Company or to its portfolio companies. None of the portfolio investments made by the Company qualify for this exception.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
Cash and cash equivalents represent cash held in banks, cash on hand, and liquid investments with original maturities of three months or less. The Company may have bank balances in excess of federally insured amounts; however, the Company deposits its cash and cash equivalents with high credit-quality institutions to minimize credit risk exposure. As of December 31, 2022, the Company did not hold any cash equivalents.
Investment Related Transactions, Revenue Recognition and Expenses
Investment transactions and the related revenue and expenses are recorded on a trade-date basis. Realized gains or losses are recorded upon the sale or liquidation of investments and are calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized fees and unamortized discounts are recorded as interest income.
In the general course of its business, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver amendment fees, and commitment fees, and are recorded as other income in investment income when earned.
Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal amount of the investment on the interest payment date rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest income.
Expenses are recorded on an accrual basis.
Non-Accrual Loans
Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non- accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management’s judgment, principal and interest payments are likely to remain current. The Company may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of December 31, 2022, there were no loans placed on non-accrual status.
Valuation of Portfolio Investments
The Advisor values the investments owned by the Company, subject at all times to the oversight of the Board. The Advisor follows its own written valuation policies and procedures as approved by the Board when determining valuations. The Company values its investments in accordance with ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.
Investments for which market quotations are readily available are typically valued at such market quotations. Pursuant to Rule 2a-5 under the 1940 Act, the Board designates the Advisor as Valuation Designee to perform fair value determinations for the Company for investments that do not have readily available market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Company will be valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at a price that reflects such security’s fair value.
With respect to unquoted portfolio investments, the Company will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public, and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will use the pricing indicated by the external event to corroborate and/or assist us in our valuation.
With respect to the valuation of investments, the Company undertakes a multi-step valuation process in connection with determining the fair value of our investments for which reliable market quotations are not readily available, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;
•Generally, investments that constitute a material portion of the Company’s portfolio are periodically reviewed by an independent valuation firm. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•The Adviser’s valuation committee with respect to the Company (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with the Company’s valuation policy and when applicable, compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•The Adviser’s Valuation Committee then determines fair value marks for each of the Company’s portfolio investments; and
•The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.
As part of the valuation process, the Company will take into account relevant factors in determining the fair value of the Company’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant: the estimated enterprise value of a portfolio company, analysis of discounted cash flows, publicly traded comparable companies and comparable transactions; the nature and realizable value of any collateral; the portfolio company’s ability to make payments based on its earnings and cash flow; the markets in which the portfolio company does business; and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.
The Company has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Company’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and the Adviser and the Company may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy, the Board’s oversight and a consistently applied valuation process.
The Company applies ASC 820, which establishes a framework for measuring fair value in accordance with US GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Company determines the fair value of investments consistent with its valuation policy. The Company discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
Level 1 — Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.
Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.
A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers where there is sufficient quote depth. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.
Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Company evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Company considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.
The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
Receivables/Payables From Investments Sold/Purchased
Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Company for transactions that have not settled at the reporting date. As of December 31, 2022, the Company had $0.07 million of receivables for investments sold. As of December 31, 2022, the Company had $10.9 million of payables for investments purchased.
Foreign Currency Transactions
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.
The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations in translation of assets and liabilities in foreign currencies on the Statement of Operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Organization and Offering Expenses
Organizational costs, primarily for legal expenses associated with the establishment of the Company, are expensed as incurred.
Costs associated with the offering of Common Shares of the Company will be capitalized as deferred offering expenses and included as other assets on the Statement of Assets and Liabilities and amortized over a twelve-month period from incurrence.
The Advisor has agreed to incur organizational and offering costs on behalf of the Company and will not seek reimbursement of incurred organizational and offering costs until the Company elects to become a BDC.
Income Taxes
The Company is a disregarded entity for U.S. Federal Income Tax purposes as of December 31, 2022. Accordingly, there has been no provision or recognition of income taxes within the financial statements of the Company for the period November 14, 2022 (commencement of operations) through December 31, 2022.
The Company intends to elect to be regulated as a BDC under the Investment Company Act. For the period ended December 31, 2022, the Company has elected to be treated as a RIC under the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Company would represent obligations of the Company’s investors and would not be reflected in the financial statements of the Company.
To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses.
In addition, based on the excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.
Distributions
Distributions to common stockholders will be recorded on the record date. The amount to be distributed, if any, will be determined by the Board each month, and is generally based upon the earnings estimated by the Advisor. Once the Company has made the BDC election, the Company intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, monthly out of the assets legally available for such distributions. However, the Company may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to stockholders.
New Accounting Pronouncements
Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

Note 3. Fees, Expenses, Agreements and Related Party Transactions
Investment Advisory Agreement
On October 7, 2022, the Company entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), pursuant to which the Adviser manages the Company on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Company’s investments and monitoring its investments and portfolio companies on an ongoing basis.
The Investment Advisory Agreement is effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations.
The Company pays the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Company, which is an affiliate of the Adviser.
Management Fee
The management fee will be payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less the fair value of our liabilities, determined on a consolidated basis in accordance with GAAP. For the first calendar month in which we have operations, net assets will be measured as the beginning net assets as of the date on which the Fund break escrow.
For the year ended December 31, 2022, the Advisor has agreed not to charge the Company a management fee until the Company has elected to become a BDC. In addition, the Adviser has agreed to waive its management fee for the first six months following the date on which the Company’s registration becomes effective.
Incentive Fee
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.
Incentive Fee Based on Income
The first part of the incentive fee will be based on income, whereby the Fund pays the Adviser quarterly in arrears 12.5% of its Pre- Incentive Fee Net Investment Income Returns (as defined below) for the relevant calendar quarter subject to a 1.25% per quarter (5.0% annualized) hurdle rate (the “Hurdle Rate”). “Pre-Incentive Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under the Advisory Agreement and an administration agreement with our administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred stock, but excluding the incentive fee and Member servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-

Incentive Fee Net Investment Income Returns does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The Company pays the Adviser an incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns as follows:
•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar year in which the Company’s Pre- Incentive Fee Net Investment Income Returns does not exceed the Hurdle Rate;
•100% of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the Hurdle Rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the Hurdle Rate but is less than 1.43%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of the Company’s Pre-Incentive Fee Net Investment Income Returns as if a Hurdle Rate did not apply if Pre-Incentive Fee Net Investment Income Returns exceeds 5.72% in any calendar year; and
•12.5% of the Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds 1.43% in any calendar year, which reflects that once the Hurdle Rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns is paid to the Adviser.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:
•12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.
For the year ended December 31, 2022, the Advisor has agreed not to charge the Company an incentive fee until the Company has elected to become a BDC. In addition, the Adviser has agreed to waive its incentive fee for the first six months following the date on which the Company’s registration becomes effective.
Administration Agreement
Under the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to Members and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the reasonable fees, costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation, Overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non- investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of OHA or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. The Administrator intends to hire a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub- administrative services under a sub-administration agreement.

The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. We will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.
As of December 31, 2022, there were $0.0 million in expenses related to the Administrator that were payable and included in “accrued expenses and other liabilities” in the statement of assets and liabilities. The sub-administrator is paid its compensation for performing its sub- administrative services under the sub-administration agreement. The Company incurred expenses related to the sub-administrator of $0.01 million, which is included in administrative service expenses on the statement of operations. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement.
Note 4. Investments
Investments at fair value and amortized cost consisted of the following as of December 31, 2022:

	December 31, 2022
	Amortized Cost	Fair value	% of Total Investments at Fair Value
First Lien Debt	$67,454	$66,971	93.3%
Second Lien Debt	4,792	4,787	6.7%
Total Investments	$72,246	$71,758	100.0%
The industry composition of investments based on fair value as of December 31, 2022 was as follows:

December 31, 2022
Healthcare, Education and Childcare	17.8%
High Tech	12.3%
Aerospace and Defense	11.5%
Insurance	10.3%
Services: Consumer	9.9%
Chemicals, Plastics and Rubber	7.7%
Consumer Goods: Durable	7.5%
Services: Business	5.1%
Capital Equipment	4.8%
Finance	4.8%
Media: Diversified & Production	4.6%
Automobile	3.7%
Total Assets	100.0%
The geographic composition of investments at cost and fair value was as follows:

	December 31, 2022
	Amortized Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$72,246	$71,758	100.0%	144.4%
Total	$72,246	$71,758	100.0%	144.4%

Note 5. Fair Value of Investments
The following table presents the fair value hierarchy of investments as of December 31, 2022, categorized by the ASC 820 valuation hierarchy, as previously described:

	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	—	$66,971	$66,971
Second Lien Debt	—	—	4,787	4,787
Total assets	$—	$—	$71,758	$71,758
The following table presents change in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value:

	First Lien Debt	Second Lien Debt	Total Investments
Fair value, beginning of period	$—	$—	$
Purchases of investments	67,604	4,791	72,395
Proceeds from principal repayments and sales of investments	(175)	—	(175)
Accretion of discount/amortization of premium	16	2	18
Net realized gain (loss)	8	—	8
Net change in unrealized appreciation (depreciation)	(482)	(6)	(488)
Transfers into Level 3 (1)	—	—	—
Transfers out of Level 3 (1)	—	—	—
Fair value, end of period	$66,971	$4,787	$71,758
Net change in unrealized appreciation (depreciation) related to financial instruments still held as of December 31, 2022	$(482)	$(6)	$(488)
__________________
(1)For the period ended December 31, 2022, there were no transfers into or out of Level 3.
Significant Unobservable Inputs
In accordance with ASC 820, the following table provides quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of December 31, 2022. The table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

	December 31, 2022
	Fair Value as of December 31, 2022	Valuation Techniques	Unobservable Input	Range/Input (Weighted Average) (1)
Assets:
First Lien Debt	$66,971	Discounted cash flow	Comparative Yield	9.8% - 11.9% (10.8%)
Second Lien Debt	4,787	Discounted cash flow	Comparative Yield	12.4% (12.4%)
Total Assets	$71,758
__________________
(1)Weighted averages are calculated based on fair value of investments.
The Company used the income approach to determine the fair value of certain Level 3 assets as of December 31, 2022. The significant unobservable inputs used in the income approach is the comparative yield and discount rate. The comparative yield and discount rate is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value.
Note 6. Debt
The Company’s outstanding borrowings as of December 31, 2022:

	As of December 31, 2022
	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Fair Value (2)
JPM Credit Facility	$50,000	$31,000	$31,000	$31,000
Total Debt	$50,000	$31,000	$31,000	$31,000
__________________
(1)Carrying value represents principal amount outstanding less unamortized debt issuance costs
JPM Credit Facility
On November 15, 2022, the Company entered into a loan and security agreement (the “JPM Credit Agreement” or the “JPM Credit Facility”) as Borrower, with JPMorgan Chase Bank, National Association, as Administrative Agent and Collateral Agent. The facility amount under the JPM Credit Agreement was $50.0 million. The JPM Credit Facility includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.
Borrowings under the JPM Credit Facility bore interest at SOFR plus 1.875%. The Company paid an unused commitment fee of 37.5 basis points (0.375%) per annum.
For the period ended December 31, 2022, the components of interest expense related to the JPM Credit Facility were as follows:

For the period ended December 31, 2022
Borrowing interest expense	$103
Unused facility fee	18
Amortization of deferred financing costs	8
Total interest and debt financing expense	$129
Note 7: Commitments and Contingencies
In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.
The Company’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2022, the Company had unfunded delayed draw term loans and revolvers in the aggregate principal amount of $7.0 million.
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. At December 31, 2022, management is not aware of any pending or threatened material litigation.

Note 8. Net Assets
As of December 31, 2022, the Company had 2,000,000 shares issued and outstanding with a par value of $0.01 per share.
During the year ended December 31, 2022, the Company received $50.0 million in proceeds relating to the issuance of Class I shares for subscriptions effective November 14, 2022.
There were no dividends declared for the period from November 14, 2022 (commencement of operations) to December 31, 2022.
Note 9. Financial Highlights
The following are financial highlights for a common share outstanding during the year ended December 31, 2022:

For the period from November 14, 2022 (commencement of operations) to December 31, 2022
Per Share Data: (1)
Net asset value, beginning of period	$—
Net investment income	0.09
Net unrealized and realized gain (loss)	(0.24)
Net increase (decrease) in net assets resulting from operations	(0.15)
Distributions declared	—
Impact of issuance of common stock – Class I shares	25.00
Total increase (decrease) in net assets	24.85
Net asset value, end of period	24.85
Shares outstanding, end of period	2,000,000
Total return based on NAV	(0.61)%
Ratios:
Ratio of net expenses to average net assets(2)	6.9%
Ratio of net investment income to average net assets(2)	9.6%
Supplemental Data:
Net assets, end of period	$49,695
__________________
(1)The per share data was derived by using the weighted average shares outstanding during the period.
(2)Annualized.
Note 10. Subsequent Events
The Company’s management evaluated subsequent events through the date of issuance of these financial statements. There have been no subsequent events that occurred that would require disclosure in, or would be required to be recognized in, these financial statements.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT
NOT FOR EXECUTION
Subscription Agreement for Shares of
T. Rowe Price OHA Select Private Credit Fund

1. Your Investment
Investment Amount $
Investment Type
☐ Initial Investment	☐ Additional Investment
Share Class Selection
☐ Class S	☐ Class D	☐ Class I
($2,500 minimum initial investment)	($2,500 minimum initial investment)	($1,000,000 minimum investment)[1]

2. Form of Ownership
See Appendix A for supplemental document requirements by investor type.
Individual / Joint Accounts	Retirement Accounts	Entity Accounts
(custodian data required)
☐ Individual	☐ IRA	☐ Trust
☐ Joint Tenants with Rights of Survivorship	☐ Roth IRA	☐ C Corporation
☐ Tenants in Common	☐ SEP IRA	☐ S Corporation
☐ Community Property	☐ Rollover IRA	☐ Partnership
☐ Uniform Gift/Transfer to Minors	☐ Inherited IRA	☐ Limited Liability Corporation
State:	☐ Other

Brokerage Account Number:	Custodian Account Number:	Brokerage Account Number:

Custodian Name:

Custodian Tax ID:

Custodian Signature / Stamp:

1 Unless otherwise waived.

3. Investor Information
Primary Account Holder / Minor (if Uniform Gift/Transfer to Minors account) / Trustee / Authorized Signatory

First Name	Middle Init.	Last Name

Social Security Number / Tax ID	Date of Birth

Legal Address Street	City	State	Zip Code

Mailing Address Street	City	State	Zip Code

Email	Daytime phone

I am a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Country of citizenship if non-U.S. citizen:
(A completed applicable Form W-8 is required)

I am or an immediate family member is an employee, officer, director, or affiliate of OHA Private Credit Advisors LLC
☐ Yes	☐ No

2. Joint Account Holder / Custodian (if Uniform Gift/Transfer to Minors Account) / Co-Trustee / Authorized Signatory

First Name	Middle Init.	Last Name

Social Security Number / Tax ID	Date of Birth

Legal Address Street	City	State	Zip Code

Mailing Address Street	City	State	Zip Code

Email	Daytime phone

I am a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Country of citizenship if non-U.S. citizen:
(A completed applicable Form W-8 is required)

I am or an immediate family member is an employee, officer, director, or affiliate of OHA Private Credit Advisors LLC
☐ Yes	☐ No

Joint Account Holder / Co-Trustee / Authorized Signatory

First Name	Middle Init.	Last Name

Social Security Number / Tax ID	Date of Birth

Legal Address Street	City	State	Zip Code

Mailing Address Street	City	State	Zip Code

Email	Daytime phone

I am a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

Country of citizenship if non-U.S. citizen:
(A completed applicable Form W-8 is required)

I am or an immediate family member is an employee, officer, director, or affiliate of OHA Private Credit Advisors LLC
☐ Yes	☐ No

Entity Information

Entity Name	Tax ID Number	Date of Formation

Legal Address (Street)	City	State	Zip Code

Country of Domicile

Exemptions (see Form W-9 instructions at www.irs.gov)

Exemptions for FATCA reporting code (if any)

Please indicate if you are a:

☐ Pension plan	☐ Profit sharing plan	☐ Not-for-profit organization

3. Transfer on Death Beneficiary Information (Optional if Section A Is Completed Above)
Please designate the beneficiary information for your account. If completed, all information is required. Secondary beneficiary information may only include whole percentages and must total 100%. (Not available for Louisiana residents).

First Name	(MI)	Last Name	SSN	Date of Birth	☐ Primary
☐ Secondary___%

First Name	(MI)	Last Name	SSN	Date of Birth	☐ Primary
☐ Secondary___%

First Name	(MI)	Last Name	SSN	Date of Birth	☐ Primary
☐ Secondary___%

4. ERISA Plan Asset Regulations
Are you a “benefit plan investor”2 within the meaning of the Plan Asset Regulations3 or will you use the assets of a “benefit plan investor” to invest in T. Rowe Price OHA Select Private Credit Fund?

☐ Yes	☐ No
2 The term “benefit plan investor” includes, for e.g.: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for e.g., an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for e.g., a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.
3 “Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

5. Distribution Instructions
You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OREGON, TENNESSEE, VERMONT OR WASHINGTON.

 ☐ If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan; PLEASE CHECK HERE IF YOU DO NOT WISH TO BE ENROLLED in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below. For IRA (custodial held accounts), if you elect cash distributions, the funds must be sent to the custodian and only option A is available.

☐ Direct deposit to third party financial institution (complete section below)
I authorize T. Rowe Price OHA Select Private Credit Fund or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify T. Rowe Price OHA Select Private Credit Fund in writing to cancel it. In the event that T. Rowe Price OHA Select Private Credit Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution	Mailing Address	City	State	Zip Code

ABA Routing Number		Account Number
☐ Mail a check to the primary account holder mailing address
☐ Mail a check to the entity legal address

 ☐ If you are a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont, or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan. PLEASE CHECK HERE IF YOU WISH TO ENROLL in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan. If you opt-in, your DRIP shares (except Class I shares) will be subject to shareholder servicing and distribution fees.

6. Investment Funding Method
☐	Broker / financial advisor will make payment on your behalf

☐	By wire:		Please wire funds according to the instructions below.
Name: T. Rowe Price OHA Select Private Credit Fund
Bank Name: UMB Bank
ABA: 101000695
Account No.: 9872654692

☐	By mail:		Please attach your check[4] to this agreement and make payable to:
		For Overnight Mail: Oak Hill Advisors 430 W 7th Street, Suite 219927 Kansas City, MO 64105-1407	For Regular Mail: Oak Hill Advisors PO Box 219927 Kansas City, MO 64121-9927

__________________________________
4 Only personal, same name checks are accepted.

7. Electronic Delivery Consent (Optional)

Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from T. Rowe Price OHA Select Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please sign below.

By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

X

8. Subscriber Representations and Signatures

T. Rowe Price OHA Select Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, T. Rowe Price OHA Select Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

In order to induce T. Rowe Price OHA Select Private Credit Fund to accept this subscription, I hereby represent and warrant to you as follows:
		Primary Investor Initials	Co-Investor Initials
1.	I (we) have received the prospectus (as amended or supplemented) for T. Rowe Price OHA Select Private Credit Fund at least five business days prior to the date hereof.
		Initials	Initials
2.	I (we) have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000. If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.

		Initials	Initials
3.	I am (we are) a resident of Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Tennessee, or Vermont and in addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.
		Initials	Initials
4.	I am (we are) a resident of New Jersey and in addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement. New Jersey investors are advised that that if they buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amounts as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares.
		Initials	Initials
5.	I am (we are) a resident of Kansas and as recommended by the Office of the Securities Commissioner that Kansas, I (we) have limited my (our) aggregate investment in T. Rowe Price OHA Select Private Credit Fund’s securities and other similar investments to not more than 10% of my (our) liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with GAAP.
		Initials	Initials
6.	I am (we are) domiciled or have a registered office in the European Economic Area or in the United Kingdom, and qualify as (i) a “professional investor,” within the meaning of Annex II to Directive 2014/65/EU or the United Kingdom Alternative Investment Fund Managers Regulations 2013 (SI 2013/1773) as amended, as applicable, or (ii) a “certified sophisticated investor” as defined under the Financial Services and Markets Act 2000 of the United Kingdom.
		Initials	Initials
7.	I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
		Initials	Initials
8.	I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

		Initials	Initials
9.	I received notice that T. Rowe Price OHA Select Private Credit Fund may enter into transactions with OHA affiliates that involve conflicts of interest as described in the prospectus.
		Initials	Initials
10.	I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month and my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share as of the last day of each month will generally be made available at www.ocreditfund.com within 20 business days of the last day of each month.
		Initials	Initials
11.	I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent at 1-844-700-1478 or through my financial intermediary.
		Initials	Initials

In the case of sales to fiduciary accounts, the minimum standards set forth in the prospectus under “SUITABILITY STANDARDS” shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

New Jersey investors are advised that if they buy Class S shares, Class D shares or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amounts as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares.

I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by T. Rowe Price OHA Select Private Credit Fund. I acknowledge that the Broker / Financial Advisor of record indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting T. Rowe Price OHA Select Private Credit Fund Investor Relations at the number indicated below.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):
Under penalties of perjury, I certify that:
1.	The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Each Account Holder / Trustee / Authorized Signatory must sign below (Custodians must sign in Section 2)

X			X
	Signature of Investor	Date		Signature of Co-Investor or Custodian (If Applicable)	Date

9. Broker / Financial Advisor Information and Signature

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker		Financial Advisor Name

Advisor Mailing Address

City	State	Zip Code

Financial Advisor Number	Branch Number	Telephone Number

E-mail Address		Fax Number

Operations Contact Name		Operations Contact Email Address

Please note that unless previously agreed to in writing by T. Rowe Price OHA Select Private Credit Fund, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 6 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 151-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.
If you want to receive financial advice regarding a prospective investment in the shares, contact your broker-dealer or other financial intermediary.

X
	Financial Advisor Signature	Date

10. Other Important Information

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of T. Rowe Price OHA Select Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 above, they are asked to promptly notify T. Rowe Price OHA Select Private Credit Fund and the Broker in writing. The Broker may notify T. Rowe Price OHA Select Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 above, T. Rowe Price OHA Select Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of T. Rowe Price OHA Select Private Credit Fund.

To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month. All items on the Subscription Agreement must be completed in order for your subscription to be processed. You will receive a written confirmation of your purchase.

The Fund and the Managing Dealer will direct any dealers to, upon receipt of any and all checks, drafts, and money orders received from prospective purchasers of shares, transmit same together with a copy of this executed Subscription Agreement or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to DST Asset Manager Solutions, Inc. (a) by the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents and checks are received, or (b) by the end of the second business day following receipt where internal supervisory review is conducted at a different location than which subscription documents and checks are received.
Return the completed Subscription Agreement to:

T. Rowe Price OHA Select Private Credit Fund
c/o DST Systems, Inc.
1055 Broadway, 7th Floor
Kansas City, MO 64105
Attention: Legal Department

Appendix A: Supporting Document Requirements

Please provide the following supporting documentation based on your account type.

Individual	•If a non-U.S. person, Form W-8BEN
Joint (including JTWROS, Tenants in Common, Community Property)	•For each non-U.S. Person account holder, Form W-8BEN
IRA (including ROTH, SEP, Rollover, Inherited)	•None
Trust	•Certificate of Trust or Declaration of Trust •Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Corporation (including C Corp., S Corp., LLC)	•Formation documents •Articles of incorporation •Authorized signatory list •Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Partnership	•Formation documents •Authorized signatory list •Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)

T. Rowe Price OHA Select Private Credit Fund
Maximum Offering of $2,500,000,000 in Common Shares

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by T. Rowe Price OHA Select Private Credit Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus. Until [●], all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as soliciting dealers and with respect to their unsold allotments or subscriptions.
[●], 2023

PART C
Other Information
Item 25.    Financial Statements and Exhibits
(1)Financial Statements
The following financial statements of T. Rowe Price OHA Select Private Credit Fund are included in Part A of this Registration Statement.

INDEX TO FINANCIAL STATEMENTS
T. Rowe Price OHA Select Private Credit Fund
(2)Exhibits

(a)(1)	Certificate of Formation of the Registrant (1)

(a)(2)	Limited Liability Company Agreement of the Registrant (1)

(a)(3)	Certificate of Conversion from a Limited Liability Company to a Statutory Trust (1)

(a)(4)	Certificate of Trust of the Registrant (1)

(a)(5)	Certificate of Amendment to the Certificate of Trust (1)

(a)(6)	Certificate of Amendment to the Certificate of Trust dated January 13, 2023(2)

(a)(7)	Declaration of Trust of the Registrant (1)

(a)(8)	Form of Amended and Restated Agreement and Declaration of Trust of the Registrant (filed herewith)

(b)	Form of Bylaws of the Registrant (2)

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)

(e)	Distribution Reinvestment Plan(2)

(g)
Investment Advisory Agreement (incorporated by reference to Exhibit 10.2 to Amendment No. 1 to the Fund’s Quarterly Report on Form 10-Q for the Period Ended June 30, 2023 (File No. 814-01561), filed on August 9, 2023)

(h)(1)	Managing Dealer Agreement (filed herewith)

(h)(2)	Distribution and Shareholder Servicing Plan of the Registrant(2)

(j)	Custody Agreement(2)

(k)(1)
Administration Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 1 to the Fund’s Quarterly Report on Form 10-Q for the Period Ended June 30, 2023 (File No. 814-01561), filed on August 9, 2023)

(k)(2)	Escrow Agreement (filed herewith)

(k)(3)	Transfer Agent Servicing Agreement(2)

(k)(4)
Multiple Class Plan (incorporated by reference to Exhibit 10.8 to Amendment No. 1 to the Fund’s Quarterly Report on Form 10-Q for the Period Ended June 30, 2023 (File No. 814-01561), filed on August 9, 2023)

(k)(5)	Expense Support and Conditional Reimbursement Agreement (filed herewith)

(k)(6)	Sub-Administration Servicing Agreement(2)

(k)(7)
Senior Secured Revolving Credit Agreement dated as of November 15, 2022 by and among T. Rowe Price OHA Select Private Credit Fund as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent, and the Lenders party thereto (incorporated by reference to Exhibit 10.9 to Amendment No. 1 to the Fund’s Quarterly Report on Form 10-Q for the Period Ended June 30, 2023 (File No. 814-01561), filed on August 9, 2023)

(k)(8)
Amended and Restated Revolving Credit and Security Agreement dated as of June 30, 2023 by and among T. Rowe Price OHA Select Private Credit Fund as Equityholder, TRP OHA SPV Funding I, LLC as Borrower, BNP Paribas as Administrative Agent, TRP OHA Servicer I, LLC as Servicer, The Bank of New York Mellon Trust Company, National Association as Collateral Agent, and the Lenders party thereto (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to the Fund’s Quarterly Report on Form 10-Q for the Period Ended June 30, 2023 (File No. 814-01561), filed on August 9, 2023)

(l)	Opinion of Dechert LLP (filed herewith)
(n)(1)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(n)(2)	Report of Independent Registered Public Accounting Firm (filed herewith)

(p)	Subscription Agreement for Seed Capital (filed herewith)

(r)	Code of Ethics of the Fund and the Adviser(2)

(s)(1)	Powers of Attorney(2)

(s)(2)	Filing Fee Table (filed herewith)
__________________
(1)Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on N-2 (File No. 333-266378), filed on July 28, 2022.
(2)Incorporated herein by reference to the corresponding exhibit of Pre-Effective Amendment No.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-266378), filed on March 31, 2023.
Item 26.    Marketing Arrangements
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee	$231,750
FINRA filing fee	$225,500
Legal	$1,400,000
Printing	$50,000
Accounting	$75,000
Blue Sky Expenses	$127,000
Advertising and sales literature	$175,000
Due Diligence	$75,000
Miscellaneous fees and expenses	$610,000
Total	$2,969,250
Item 28.    Persons Controlled By Or Under Common Control
As of June 30, 2023, each of OHA Partner Global Co-Investment II, LLC, and T. Rowe Price OHA Select Private Credit Feeder Fund LLC, each a Delaware limited liability company and each an affiliate of OHA Private Credit Advisors LLC, owns 17.5% and 82.5%, respectively, of the outstanding common shares of the Registrant. See “Control Persons and Principal Shareholders” in this Prospectus contained herein.
Item 29.    Number Of Holders Of Securities
The following table sets forth the number of record holders of the Registrant’s common shares at June 30, 2023.

Title of Class	Number of Record Holders
Common shares of beneficial interest, $0.01 par value	2

Item 30.    Indemnification
The information contained under the heading “Description of our Common Shares.” “Advisory Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Prior to the commencement of this offering, the Registrant expects to obtain liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
Item 31.    Business and Other Connections of Adviser
A description of any other business, profession, vocation or employment of a substantial nature in which OHA Private Credit Advisors LLC and each managing partner, member, director, trustee or executive officer of OHA

Private Credit Advisors LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, member, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding OHA Private Credit Advisors LLC and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-62894), and is incorporated herein by reference.
Item 32.    Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:
(1)the Registrant;
(2)the transfer agent;
(3)the Custodian;
(4)the Adviser; and
(5)the Administrator.
Item 33.    Management Services
Not Applicable.
Item 34.    Undertakings
We hereby undertake:
(1)to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement
(i)to include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii)to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(2)that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;
(3)to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(4)that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C 17 CFR 230.430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act 17 CFR 230.497(b), (c), (d) or (e) as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act 17 CFR 230.430A, will be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(5)that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;
(ii)the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iii)any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 21st day of August, 2023.

T. ROWE PRICE OHA SELECT PRIVATE CREDIT FUND

By:	/s/ Grove Stafford
Name:	Grove Stafford
Title:	Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date

/s/ Eric Muller	Trustee & Chief Executive Officer	August 21, 2023
Eric Muller

/s/ Gerard Waldt	Chief Financial Officer	August 21, 2023
Gerard Waldt

/s/ Alan M. Schrager	Trustee & Chairman	August 21, 2023
Alan M. Schrager*

/s/ Kathleen M. Burke	Trustee	August 21, 2023
Kathleen M. Burke*

/s/ Mark Manoff	Trustee	August 21, 2023
Mark Manoff*

/s/ Jonathan Morgan	Trustee	August 21, 2023
Jonathan Morgan*

*By:	/s/ Grove Stafford
Grove Stafford
Attorney-in-fact

EXHIBIT INDEX

(a)(8)	Form of Amended and Restated Agreement and Declaration of Trust of the Registrant

(h)(1)	Managing Dealer Agreement

(k)(2)	Escrow Agreement

(k)(5)	Expense Support and Conditional Reimbursement Agreement

(l)	Opinion of Dechert LLP

(n)(1)	Consent of Independent Registered Public Accounting Firm

(n)(2)	Report of Independent Registered Public Accounting Firm

(p)	Subscription Agreement for Seed Capital

(s)(2)	Filing Fee Table